UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Enviri Corporation

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-03970	23-1483991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor, Philadelphia, Pennsylvania 19103
(Address of principal executive offices) (Zip Code)

(267) 857-8715

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth corporation as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2025, Enviri Corporation, a Delaware corporation (“Enviri” or the “Corporation”), entered into definitive agreements with Veolia Environnement S.A., a French société anonyme (“Buyer”), for the sale of the Corporation’s “Clean Earth” business (the “Clean Earth Business”), including (i) an Agreement and Plan of Merger, dated as of November 20, 2025 (the “Merger Agreement”), by and among the Corporation, CLEH, Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of the Corporation (“CLEH”), Enviri LLC, a Delaware limited liability company and a direct wholly owned subsidiary of CLEH (“Enviri LLC”), Buyer, and Liberty Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Buyer (“Merger Sub”), and (ii) a Separation Agreement, dated as of November 20, 2025 (the “Separation Agreement”), by and among the Corporation, CLEH, Buyer, and Enviri II Corporation, a newly formed Delaware corporation and a direct wholly owned subsidiary of the Corporation (“New Enviri”).

Pursuant to the terms of the Merger Agreement and the Separation Agreement, the following series of transactions will occur on the date of the closing (the “Closing Date”) in the order set out below (collectively, the “Transactions”):

(i)

the Corporation will merge (the “Holding Company Merger”) with and into Enviri LLC pursuant to Sections 251(g) and 264 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act, with Enviri LLC being the surviving entity of such merger and continuing as a wholly owned direct subsidiary of CLEH and each outstanding share of common stock of Enviri being exchanged on a one-for-one basis into one (1) share of common stock, par value $1.25 per share, of CLEH;

(ii)

CLEH and Enviri will implement a pre-closing reorganization (the “Reorganization”), following which CLEH will hold the Clean Earth Business and own all of the outstanding shares of common stock of New Enviri, which will own all of the equity interests of Enviri LLC, which will, in turn, hold the Harsco Rail and Harsco Environmental businesses of the Corporation (the “New Enviri Business”);

(iii)

CLEH will distribute the New Enviri Business through a taxable distribution of all of the outstanding shares of common stock of New Enviri to the stockholders of CLEH, on a pro rata basis (the “Distribution” and the Distribution, together with the Reorganization, the “Separation”); and

(iv)	immediately after the Separation, Merger Sub will merge with and into CLEH, with CLEH surviving as an indirect wholly owned subsidiary of Buyer (the “Merger”).

The Transactions have been unanimously approved by the Board of Directors of the Corporation (the “Board”).

The Separation Agreement

Separation. The Separation Agreement sets forth the terms and conditions regarding the separation of the New Enviri Business and the Clean Earth Business. The Separation Agreement identifies and provides for the distribution of the Clean Earth Business by Enviri LLC to CLEH and the contribution to New Enviri of all of the equity interests of Enviri LLC, which will hold the New Enviri Business, all as part of the Reorganization as well as the allocation of certain liabilities between CLEH and New Enviri. The Separation Agreement also governs all rights and obligations regarding the distribution by CLEH of the shares of New Enviri common stock to CLEH’s stockholders. Pursuant to the Separation Agreement, the Distribution will be effected by means of a pro rata distribution of all of the shares of New Enviri common stock to CLEH’s stockholders without consideration.

Certain Other Matters. The Separation Agreement also sets forth other agreements between CLEH and New Enviri related to the Reorganization and Distribution, including provisions concerning the termination and settlement of intercompany accounts, certain net debt and working capital adjustments and third-party consents. The Separation Agreement governs certain aspects of the relationship between CLEH and New Enviri following the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to certain liabilities related to the New Enviri Business and the Clean Earth Business, respectively.

Conditions. Consummation of the Separation is subject to the satisfaction or waiver of various customary closing conditions, including: (i) an independent appraisal firm having delivered an opinion to the Board confirming the solvency of Enviri LLC immediately after giving effect to the Reorganization, (ii) the shares of New Enviri common stock having been approved for listing on NYSE, (iii) the satisfaction of the conditions to closing set forth in the Merger Agreement, and (iv) Amendment No. 16 to Third Amended and Restated Credit Agreement, dated as of November 5, 2025, among the Corporation, Bank of America, N.A., as agent, and the lenders party thereto remaining in effect in accordance with its terms.

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement

Structure. Under the terms of the Merger Agreement, immediately following the Distribution, Merger Sub will merge with and into CLEH, with CLEH surviving the Merger and becoming a wholly-owned subsidiary of Buyer and pursuant to which each share of CLEH common stock will be converted into the right to receive an amount per share, in cash, determined by the Board (and publicly announced by the Corporation) no later than five (5) business days prior to the Closing Date, not to be less than $14.50 per share and not to exceed $16.50 per share without the consent of Buyer.

Closing Conditions. Consummation of the Merger is subject to the fulfillment (or, to the extent permitted by applicable law, waiver by the Corporation and Buyer) of various customary conditions including, among others: (i) any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to the Merger having expired or been terminated, (ii) the Holding Company Merger, the Reorganization and the Distribution having been consummated in accordance with the Merger Agreement and the Separation Agreement, (iii) the approval and adoption of the Merger Agreement by the Corporation’s stockholders, (iv) the registration statement to be filed with the Securities and Exchange Commission (“SEC”) for the registration of the shares of New Enviri common stock in connection with the Distribution having become effective, (v) the absence of any law restraining, enjoining or prohibiting the consummation of the Holding Company Merger, the Reorganization, the Distribution or the Merger, (vi) the accuracy of the representations and warranties and the compliance with covenants, subject to certain customary exceptions, and (vii) no material adverse effect having occurred.

Representations, Warranties and Covenants. The parties make certain customary representations and warranties in the Merger Agreement, and each of the parties to the Merger Agreement agree to certain covenants, including the Corporation’s covenant not to take certain actions prior to the closing of the Transactions with respect to the Clean Earth Business without the prior approval of Buyer. The Corporation has also agreed in the Merger Agreement to covenants to not solicit competing transactions.

Termination. The Merger Agreement contains specified termination rights for the Corporation and Buyer, including in the event that the Merger has not been consummated on or prior to August 20, 2026 (subject to an extension to November 20, 2026 in connection with outstanding regulatory approvals). Additionally, the Merger Agreement requires the Corporation to pay Buyer a termination fee of $80 million if the Merger Agreement is terminated under certain circumstances, including the Corporation accepting a Superior Proposal (as defined in the Merger Agreement). The Merger Agreement also provides that Buyer will be required to pay the Corporation a reverse termination fee of $150 million if the Merger Agreement is terminated due to the failure of certain conditions to be satisfied as a result of failure to obtain antitrust clearance.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

The above descriptions of each of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of each of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about the Corporation, CLEH, Enviri LLC, New Enviri, Buyer, Merger Sub and their respective subsidiaries and affiliates, or any of their respective businesses. The Merger Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Corporation, Buyer and their respective subsidiaries that the respective companies include in reports and statements they file with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election Of Directors; Appointment Of Officers; Compensatory Arrangements of Certain Officers

On November 20, 2025, the Board appointed Russell Hochman to serve as the President and Chief Operating Officer of the Corporation (the “New Roles”). Mr. Hochman will also continue to serve as the General Counsel and Chief Compliance Officer of the Corporation. In connection with his appointment to the New Roles, Mr. Hochman’s base annual salary will be increased to $750,000.

Mr. Hochman is currently the Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of the Corporation. Since May 2015, Mr. Hochman has led the Corporation’s global legal, compliance, ethics and corporate secretary functions. Mr. Hochman previously served in senior legal roles with Pitney Bowes Inc. and international law firms based in New York. Mr. Hochman holds a J.D. from Albany Law School of Union University and a B.A. from Cornell University. Mr. Hochman’s experience and qualifications, including his expertise in the legal and compliance fields and his decade-long history with the Corporation, were key factors considered by the Board in connection with his appointment.

Item 8.01	Other Events.

On November 21, 2025, the Corporation issued a press release announcing its entry into the transaction agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein

On November 21, 2025, the Corporation posted an investor presentation describing the transactions to its website: https://investors.enviri.com/. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed acquisition of the Clean Earth Business by Buyer and the Corporation’s related spin-off of the New Enviri Business. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of New Enviri; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between the Corporation and Buyer; (2) the possibility that the transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) New Enviri’s ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (5) New Enviri’s inability to comply with applicable environmental laws and regulations; (6) New Enviri’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (7) New Enviri having a smaller size and more limited resources than the Corporation; (8) the seasonal nature of New Enviri’s business; (9) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which New Enviri will operate; (10) the outcome of any disputes with customers, contractors and subcontractors; (11) the financial condition of New Enviri’s customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (12) higher than expected claims under New Enviri’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (13) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies, changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (14) New Enviri’s ability to attract and effectively retain key management and employees, including due to unanticipated changes to demand for New Enviri’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) New Enviri’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which New Enviri will operate; (16) failure to effectively prevent, detect or recover from breaches in New Enviri’s cybersecurity infrastructure; (17) changes in the worldwide business environment in which New Enviri operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which New Enviri will conduct business; (19) unforeseen business disruptions in one or more of the many countries in which New Enviri will operate due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the New Enviri’s operations; (22) New Enviri’s ability to comply with financial covenants and obligations to financial counterparties; (23) the outstanding indebtedness and exposure to derivative financial instruments to which New Enviri will be subject that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in New Enviri’s pension plans and the accounting for pension assets, liabilities and expenses; and (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Corporation’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Corporation’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Corporation cautions that these factors may not be exhaustive and that many of these factors are beyond the Corporation’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results.

All forward-looking statements attributable to the Corporation or New Enviri, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Corporation and New Enviri do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Corporation or New Enviri updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Corporation and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Corporation relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Corporation’s stockholders in connection with the proposed acquisition. This Current Report on Form 8-K is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Corporation or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Corporation’s stockholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Corporation’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Corporation’s website at www.enviri.com.

Participants in the Solicitation

The Corporation, its directors and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Corporation in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Corporation and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Corporation related to the proposed transaction. Information about the directors and executive officers of the Corporation and their ownership of shares of Corporation common stock and other securities of the Corporation can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change of Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in the Corporation’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Corporation’s directors and executive officers; and in other documents subsequently filed by the Corporation with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Corporation’s website at www.enviri.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Separation Agreement, dated as of November 20, 2025, by and among Enviri Corporation, CLEH, Inc., Veolia Environnement S.A., and Enviri II Corporation.

2.2*	Agreement and Plan of Merger, dated as of November 20, 2025, by and among Enviri Corporation, CLEH, Inc., Enviri LLC, Veolia Environnement S.A., and Liberty Merger Sub Inc.

99.1	Press release, issued on November 21, 2025.

99.2	Investor Presentation, issued on November 21, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviri Corporation

Date: November 21, 2025	/s/ TOM VADAKETH
Tom Vadaketh
Senior Vice President and Chief Financial Officer

Exhibit 2.1

EXECUTION VERSION

SEPARATION AGREEMENT

BY AND AMONG

ENVIRI CORPORATION,

CLEH, INC.,

VEOLIA ENVIRONNEMENT S.A.,

AND

ENVIRI II CORPORATION

DATED AS OF NOVEMBER 20, 2025

-i-

5.2	Post-Distribution Time Conduct	51
5.3	Employee and Benefit Plan Matters	51

ARTICLE VI EXCHANGE OF INFORMATION; CONFIDENTIALITY		57

6.1	Agreement for Exchange of Information	57
6.2	Ownership of Information	58
6.3	Compensation for Providing Information	58
6.4	Record Retention	58
6.5	Limitation of Liability	58
6.6	Other Agreements Providing for Exchange of Information	59
6.7	Production of Records; Cooperation	59
6.8	Privileged Matters	60
6.9	Confidentiality	62
6.10	Protective Arrangements	64
6.11	Employee Non-Solicitation; Non-Competition	65

ARTICLE VII FURTHER ASSURANCES AND ADDITIONAL COVENANTS		66

7.1	Further Assurances	66
7.2	Use of the Name and Marks	66
7.3	Freedom-to-Operate IP Licenses	67

ARTICLE VIII TERMINATION		69

8.1	Termination	69
8.2	Effect of Termination	69

ARTICLE IX MISCELLANEOUS		69

9.1	Counterparts; Entire Agreement	69
9.2	Survival of Covenants	69
9.3	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	69
9.4	Assignability	70
9.5	Third-Party Beneficiaries	71
9.6	Notices	71
9.7	Severability	72
9.8	No Set-Off	72
9.9	Headings	72
9.10	Waivers of Default	72
9.11	Specific Performance	73
9.12	Amendments	73
9.13	Interpretation	73
9.14	Performance	73
9.15	Mutual Drafting; Precedence	74

-ii-

SCHEDULES

Schedule 1.1(a)	Accounting Principles
Schedule 1.1(b)	Company Group
Schedule 1.1(c)	Internal Reorganization Plan
Schedule 1.1(d)	Offer Employees
Schedule 2.1(d)	Dormant Entities
Schedule 2.6	Capital Expenditure Thresholds
Schedule 5.3(b)(ii)	Employee Protections
Schedule 7.3(a)	Freedom-to-Operate IP Licenses – Specified Exclusions

EXHIBITS

Exhibit A	Form of Intercompany Note
Exhibit B	Tax Attributes
Exhibit C	Assignment Agreement

-iii-

SEPARATION AGREEMENT

This SEPARATION AGREEMENT, dated as of November 20, 2025 (this “Agreement”), is by and among Enviri Corporation, a Delaware corporation (“Pubco”), CLEH, Inc., a newly formed Delaware corporation (the “Company”), Veolia Environnement S.A., a French société anonyme (“Buyer”), and Enviri II Corporation, a newly formed Delaware corporation (“Spinco”).

R E C I T A L S

WHEREAS, as of the date hereof, Pubco, acting through itself and its direct and indirect Subsidiaries, currently conducts the Company Business and the Spinco Business;

WHEREAS, as of the date hereof, Spinco and the Company are wholly owned, direct Subsidiaries of Pubco;

WHEREAS, the Company owns all of the issued and outstanding membership interests of Enviri LLC, a newly formed Delaware limited liability company (“H-ES&R Holdings”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Pubco, the Company, Buyer, H-ES&R Holdings and Liberty Merger Sub Inc., a newly formed Delaware corporation and indirect wholly owned subsidiary of Buyer (“Merger Sub”), are entering into that certain Merger Agreement (the “Merger Agreement”), pursuant to which, among other things, (a) upon the terms and subject to the conditions set forth in the Merger Agreement, on the Closing Date, Pubco will merge with and into H-ES&R Holdings pursuant to Sections 251(g) and 264 of the DGCL (as defined in the Merger Agreement) and Section 18-209 of the DLLCA (as defined in the Merger Agreement), with H-ES&R Holdings being the surviving entity of such merger (the “Holding Company Merger”) and continuing as a wholly-owned direct subsidiary of the Company, and in the Holding Company Merger, each issued and outstanding share of Pubco Common Stock will be converted into one share of common stock, par value $1.25 per share, of the Company (the “Company Common Stock”), and (b) upon the terms and subject to the conditions set forth in the Merger Agreement, on the Closing Date and immediately after the Separation described in this Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly-owned Subsidiary of Buyer;

WHEREAS, Pubco has determined that it is appropriate and in the best interests of Pubco and its stockholders to reorganize its Subsidiaries to provide for H-ES&R Holdings as the surviving entity in the Holding Company Merger and its Subsidiaries conducting the Spinco Business to be direct and indirect Subsidiaries of Spinco;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement and as depicted in the Internal Reorganization Plan (as defined below), (a) immediately following the Holding Company Merger, (i) H-ES&R Holdings will distribute to the Company all of the outstanding shares of the common stock, par value $0.0001 per share, of Spinco (the “Spinco Common Stock”), (ii) the Company will assume (A) the obligations of H-ES&R Holdings (as successor to Pubco in the Holding Company Merger) in respect of intercompany obligations of H-ES&R Holdings owed to Clean Earth, LLC and (B) the obligations of Harsco Receivables LLC in respect of intercompany obligations of Harsco Receivables LLC owed to Clean Earth, LLC, (iii) Harsco Receivables LLC will distribute to H-ES&R Holdings all of Harsco Receivables LLC’s right, title and interest to accounts receivables originated by the Company Business to be repurchased from the PNC Receivables Facility in connection with the Closing and (iv) H-ES&R Holdings will distribute to the Company (A) all of H-ES&R Holdings’s right, title and interest to the receivables described in clause (iii) and (B) all of the outstanding membership interests of Harsco Clean Earth Holdings, LLC, a Delaware limited liability company (“H-CE Holdings”) (the transactions described in this clause (a), the “Interim Distributions”), (b) immediately following the Interim Distributions, H-ES&R Holdings and the Company will enter into the Assignment Agreement, (c) immediately following the execution of the Assignment Agreement, the Company will contribute all of the outstanding membership interests in H-ES&R Holdings to Spinco (the “Interim Contribution”), and (d) immediately following the Interim Contribution, the Company shall issue the Intercompany Note to H-ES&R Holdings (such issuance, together with the Interim Distributions, the execution of the Assignment Agreement, the Interim Contribution and any other transactions expressly contemplated by the Internal Reorganization Plan to occur prior to the Merger, collectively, the “Reorganization”);

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, following the Holding Company Merger and the Reorganization, the Company will distribute the Spinco Business to the Company stockholders through the distribution of all of the outstanding shares of Spinco Common Stock to the Company’s stockholders, on a pro rata basis, and following which, the Company stockholders shall separately and directly hold (a) all of the issued and outstanding shares of Company Common Stock, and (b) all of the issued and outstanding shares of Spinco Common Stock (the distribution by the Company of all of the outstanding shares of Spinco Common Stock is referred to as the “Distribution” and the Distribution together with the Reorganization is referred to as the “Separation”);

WHEREAS, the Board of Directors of (a) Pubco (the “Pubco Board”), (b) Spinco (the “Spinco Board”), and (c) the Company (the “Company Board” and collectively with the Pubco Board and Spinco Board, the “Boards”) have approved and declared advisable this Agreement and the transactions contemplated hereby, including the Reorganization and the Distribution;

WHEREAS, each of Pubco, the Company, Spinco and Buyer has determined that it is appropriate and desirable to set forth the principal corporate transactions required to effect the Reorganization and the Distribution and certain other agreements that will govern certain matters relating to the Reorganization and the Distribution and the relationship of the Company, Spinco and the members of their respective Groups following the Distribution;

WHEREAS, the Parties acknowledge that this Agreement, the Merger Agreement and the other Transaction Documents represent the integrated agreement of Pubco, the Company, Spinco and Buyer relating to the Separation and are being entered into together, and would not have been entered into independently; and

WHEREAS, for U.S. federal income tax purposes, it is intended that (a) the Holding Company Merger qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Treasury Regulations thereunder, (b) the Interim Distributions and, except to the extent otherwise required by applicable Law, the transactions contemplated by the Assignment Agreement be treated as disregarded transactions, (c) the Interim Contribution, together with the issuance of the Intercompany Note, qualify as a transaction described in Section 351 of the Code, and (d) the Distribution be treated as a taxable distribution of Spinco Common Stock by the Company to its stockholders in respect of their stock governed by Sections 301 and 311 of the Code, and not be governed by Section 355 of the Code (the “Intended Tax Treatment”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

For the purpose of this Agreement, the following terms shall have the following meanings:

“Accounting Principles” shall have the meaning set forth on Schedule 1.1(a).

“Action” shall have the meaning set forth in the Merger Agreement.

“Adjusted SAR Number” means a number of shares of Spinco Common Stock, rounded down to the nearest whole share, equal to: (a) in the case of a Substitute SAR Award that corresponds to a Pubco SAR Award that is an In-the-Money Pubco SAR Award, the number of shares of Pubco Common Stock subject to the corresponding Pubco SAR Award multiplied by the Distribution Ratio, and (b) in the case of a Substitute SAR Award that corresponds to a Pubco SAR Award that is not an In-the-Money Pubco SAR Award, the number of shares of Pubco Common Stock subject to the corresponding Pubco SAR Award multiplied by (i) the Adjustment Ratio, and (ii) the Distribution Ratio.

“Adjusted SAR Price” means a dollar amount, rounded up to the nearest whole cent, equal to the strike price of the corresponding Pubco SAR Award divided by the Adjustment Ratio, with the resulting quotient divided by the Distribution Ratio.

“Adjustment Ratio” means a fraction, the numerator of which is the Pubco Stock Value and the denominator of which is the Specified Value.

“Affiliate” shall have the meaning set forth in the Merger Agreement.

“Agreement” shall have the meaning set forth in the Preamble.

“Assignment Agreement” shall have the meaning set forth in Section 2.1(a)(iii).

“Award Holders” shall have the meaning set forth in the Merger Agreement.“Benefit Plan” shall have the meaning set forth in the Merger Agreement.

“Boards” shall have the meaning set forth in the Recitals.

“Business Day” shall have the meaning set forth in the Merger Agreement.

“Buyer” shall have the meaning set forth in the Preamble.

“Buyer Guaranty” shall have the meaning set forth in Section 4.3(a).

“Capex Actual Amount” shall have the meaning set forth in Section 2.6(a)(i).

“Capex Adjustment Amount” shall have the meaning set forth in Section 2.6(a)(ii).

“Capex Target Lower Threshold” shall have the meaning set forth in Section 2.6(a)(iii).

“Capex Target Upper Threshold” shall have the meaning set forth in Section 2.6(a)(iv).

“Chosen Courts” shall have the meaning set forth in Section 9.3(b).

“Closing” shall have the meaning set forth in the Merger Agreement.

“Closing Date” shall have the meaning set forth in the Merger Agreement.

“Code” shall have the meaning set forth in the Merger Agreement.

“Collective Bargaining Agreement” shall have the meaning set forth in the Merger Agreement.

“Company” shall have the meaning set forth in the Preamble.

“Company Accounts” shall have the meaning set forth in Section 2.7(a).

“Company Benefit Plan” shall have the meaning set forth in the Merger Agreement.

“Company Board” shall have the meaning set forth in the Recitals.

“Company Business” shall mean the business and operations of Pubco whose financial results were collectively reported as the “Clean Earth” business segment of Pubco in the Form 10-K of Pubco for the fiscal year ending December 31, 2024, as constituted as of the date of this Agreement, as such businesses and operations shall have been conducted at any time prior to the Distribution Time by any member of the Company Group or Spinco Group (or any of their respective predecessors) and all businesses, operations and activities conducted by H-CE Holdings and its Subsidiaries prior to the date hereof, including any terminated, divested or discontinued business, operations or activities; provided that the “Company Business” shall exclude general corporate functions provided by Pubco and its Subsidiaries (other than H-CE Holdings and its Subsidiaries) either directly or indirectly as of immediately prior to the Holding Company Merger Effective Time, including (a) any Excluded Service (as defined in the Transition Services Agreement) and (b) any finance, accounting, tax, human resources, insurance and risk management, treasury, operational support, facilities, real property, legal, information technology and other ancillary or corporate shared services provided by Pubco and its Subsidiaries (other than H-CE Holdings and its Subsidiaries) or other corporate centralized functional organizations within or controlled by Pubco and its Subsidiaries (other than H-CE Holdings and its Subsidiaries).

“Company Cash” shall have the meaning set forth in Section 2.6(a)(v).

“Company Common Stock” shall have the meaning set forth in the Recitals.

“Company Consolidated Group” shall mean any consolidated or similar group filing an affiliated, consolidated, combined, unitary or similar Tax Return that includes one or more members of the Spinco Group and of which Pubco (or, following the Holding Company Merger, the Company) is the common parent.

“Company Consolidated Group Return” shall mean an affiliated, consolidated, combined, unitary or similar Tax Return filed by or on behalf of any Company Consolidated Group.

“Company-Controlled Actions” shall have the meaning set forth in Section 4.13(b).

“Company Debt” shall have the meaning set forth in Section 2.6(a)(vi).

“Company Group” shall mean (a) prior to the Distribution Time, each of the entities listed on Schedule 1.1(b) and any other Person that becomes a member of the Company Group between the date hereof and the Distribution Time in compliance with the terms of the Merger Agreement, or (b) on and after the Distribution Time, each of the entities listed on Schedule 1.1(b), any other Person that becomes a member of the Company Group between the date hereof and the Distribution Time in compliance with the terms of the Merger Agreement, and each other Person that becomes a Subsidiary of the Company.

“Company Group Employee” shall mean, as of immediately prior to the Distribution Time, each employee of the Spinco Group or the Company Group, other than (a) the Offer Employees (except as set forth in Section 5.3) and (b) any employee who is receiving long-term disability benefits as of immediately prior to the Distribution Time, who holds a position set forth on the list of positions delivered by Pubco concurrently with the execution of this Agreement (the “Employee List”), which Employee List includes (i) each position that renders services solely to the Company Business (other than each such position that the Parties have mutually agreed to exclude from the Employee List) and (ii) certain positions agreed between the Parties that render services primarily to the Company Business, in each case, including any such position held by an employee who is absent from work because of any leave of absence, illness, vacation, holiday, or short-term disability (including, for the avoidance of doubt, any employee receiving short-term disability benefits or worker’s compensation benefits). For purposes of the foregoing, “primarily” means, with respect to any employee, more than fifty percent (50%) of such employee’s working time on average.

“Company Indemnified Taxes” shall mean any Taxes, other than Spinco Indemnified Taxes, of any Company Consolidated Group (including any such Taxes imposed on Spinco or any of its Subsidiaries pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law)).

“Company Indemnitees” shall have the meaning set forth in Section 4.4.

“Company Liabilities” shall mean the following Liabilities of either the Company or Spinco or any of the members of their respective Groups:

(i) any and all Liabilities (including Environmental Liabilities and Liabilities arising out of claims made by any Third Party) of either the Company or Spinco or any of the members of their respective Groups, to the extent relating to, arising out of or resulting from actions, inactions, events, omissions, conditions, facts or circumstances occurring or existing prior to the Distribution Time (whether or not such Liabilities cease being contingent, mature, become known, are asserted or foreseen, or accrue, in each case before, at or after the Distribution Time), in each case to the extent that such Liabilities relate to, arise out of or result from the Company Business;

(ii) any and all Liabilities of either the Company or Spinco or any of the members of their respective Groups or the Buyer that are expressly provided by this Agreement, the Merger Agreement or any other Transaction Document (or the Schedules hereto or thereto) as Liabilities to be transferred to, assumed by or agreed to be performed by Buyer, the Company or any other member of the Company Group;

(iii) any and all agreements, obligations and Liabilities of Buyer, Merger Sub or any member of the Company Group, under this Agreement, the Merger Agreement or any other Transaction Document;

(iv) any and all Liabilities for Company Indemnified Taxes; and

(v) any and all Liabilities (including Environmental Liabilities and Liabilities arising out of claims made by any Third Party) to the extent relating to, arising out of or resulting from the business, operations or activities conducted by or on behalf of any member of the Company Group or any of their respective Affiliates at any time as of or after the Distribution Time.

Notwithstanding the foregoing, Company Liabilities shall not include Liabilities for Taxes other than Company Indemnified Taxes.

“Company-Prepared Return” shall have the meaning set forth in Section 4.7(c)(ii).

“Competing Business” shall have the meaning set forth in Section 6.11(c).

“Confidentiality Agreement” shall have the meaning set forth in the Merger Agreement.

“Contract” shall have the meaning set forth in the Merger Agreement.

“Covered Policies” shall have the meaning set forth in Section 5.1(b).

“Credit Agreement” shall mean the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Third Amended and Restated Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Third Amended and Restated Credit Agreement, dated as of March 10, 2021, Amendment No. 8 to Third Amended and Restated Credit Agreement, dated as of October 27, 2021, Amendment No. 9 to Third Amended and Restated Credit Agreement, dated as of February 22, 2022, Amendment No. 10 to Third Amended and Restated Credit Agreement, dated as of June 24, 2022, Amendment No. 11 to Third Amended and Restated Credit Agreement, dated as of August 19, 2022, Amendment No. 12 to Third Amended and Restated Credit Agreement, dated as of August 29, 2022, Amendment No. 13 to Third Amended and Restated Credit Agreement, dated as of December 21, 2022, Amendment No. 14 to the Third Amended and Restated Credit Agreement, dated as of September 5, 2024, Amendment No. 15 to the Third Amended and Restated Credit Agreement, dated as of February 14, 2025, and Amendment No. 16 to Third Amended and Restated Credit Agreement, dated as of November 5, 2025), among, inter alios, Pubco, the other borrowers party thereto, the lenders party thereto and Bank of America, N.A., as agent.

“Disability Employee” shall mean, as of immediately prior to the Distribution Time, each Company Group Employee who is absent from work because of a short-term disability (including, for the avoidance of doubt, any employee receiving short-term disability benefits or worker’s compensation benefits).

“Disclosure Document” shall mean any registration statement filed with, or submitted to, the SEC by Spinco or any member of the Spinco Group, and also includes any amendment or supplement thereto and any information statement, prospectus, periodic report or similar disclosure document of Spinco or any member of the Spinco Group, whether or not filed with the SEC or any other Governmental Authority, in connection with the Distribution, in each case, which describes the Separation or the Spinco Group or primarily relates to the Separation.

“Dispute” shall mean any dispute, controversy or claim arising out of or relating to this Agreement or any other Transaction Document.

“Disputed Items” shall have the meaning set forth in Section 2.6(e).

“Distribution” shall have the meaning set forth in the Recitals.

“Distribution and Reorganization Taxes” shall mean (a) any Taxes imposed on, arising in connection with or relating to the Holding Company Merger, the Reorganization or the Distribution (including, for the avoidance of doubt, any action to effectuate the Internal Reorganization Plan, any other action or transaction taken or entered into in connection with or in preparation for the Holding Company Merger, the Reorganization or the Distribution, and any action taken pursuant to Section 2.3, Section 2.8 or Section 4.7(e)(ii)), together with any interest and penalties imposed with respect to such Taxes and (b) any Transfer Taxes for which Spinco is liable pursuant to Section 4.7(b). Notwithstanding anything herein to the contrary, “Distribution and Reorganization Taxes” shall (i) include any additional Taxes imposed on, arising in connection with or relating to any action or transaction described in the immediately preceding sentence or otherwise as a result of any payments made under this Agreement, the Merger Agreement or any other Transaction Document and (ii) shall be determined by disregarding any and all Tax Attributes (excluding, for the avoidance of doubt, tax basis in Spinco and its assets).

“Distribution Date” shall mean the Closing Date.

“Distribution Ratio” shall mean the number of shares of Spinco Common Stock (which may be a fraction of a share of Spinco Common Stock) to be distributed in respect of each outstanding share of Company Common Stock pursuant to the Distribution as determined by Pubco prior to the date upon which the Spinco Registration Statement shall become effective pursuant to the Securities Act or Exchange Act, as applicable.

“Distribution Time” shall mean the time at which the Distribution occurs on the Distribution Date.

“Effective Time” shall have the meaning set forth in the Merger Agreement.

“Environmental Law” shall mean any Law relating to pollution, protection or restoration of or prevention of harm to the environment or natural resources, including the use, handling, transportation, treatment, storage, disposal, Release or discharge of Hazardous Substances or the protection of or prevention of harm to human health and safety (to the extent relating to Hazardous Substances).

“Environmental Liabilities” shall mean all Liabilities relating to, arising out of or resulting from any Hazardous Substances, Environmental Law, or Contract relating to environmental, health or safety matters (including all removal, remediation or cleanup costs, investigatory costs, response costs, natural resource damages, property damages, personal injury damages, costs of compliance with any product take-back requirements or with any settlement, judgment or other determination of Liability and indemnity, contribution or similar obligations) and all costs and expenses, interest, fines, penalties or other monetary sanctions in connection therewith.

“Estimated Company Cash” shall have the meaning set forth in Section 2.6(b).

“Estimated Company Debt” shall have the meaning set forth in Section 2.6(b).

“Estimated Net Working Capital” shall have the meaning set forth in Section 2.6(b).

“Estimated Net Working Capital Adjustment” shall have the meaning set forth in Section 2.6(a)(vii).

“Exchange Act” shall have the meaning set forth in the Merger Agreement.

“Exchange Agent” shall mean the trust company or bank duly appointed by Spinco to act as distribution agent, transfer agent and registrar for the Spinco Common Stock in connection with the Distribution.

“Final Company Cash” shall have the meaning set forth in Section 2.6(i).

“Final Company Debt” shall have the meaning set forth in Section 2.6(i).

“Final Net Working Capital” shall have the meaning set forth in Section 2.6(i).

“Final Net Working Capital Adjustment” shall have the meaning set forth in Section 2.6(a)(viii).

“Former Company Group Employee” shall mean each former employee (a) who separated from employment with the Spinco Group or the Company Group within five (5) years prior to the Closing Date, (b) who was rendering services consisting of more than fifty percent (50%) of such employee’s working time on average solely to the Company Business as of immediately prior to such former employee’s separation from employment and (c) for whom a personnel file has been provided by Pubco to Buyer prior to the Closing Date.

“Former Spinco Group Employee” shall mean each former employee (a) who separated from employment with the Spinco Group or the Company Group prior to the Distribution Time and (b) who is not a Former Company Group Employee.

“GAAP” shall have the meaning set forth in the Merger Agreement.

“Governmental Authority” shall have the meaning set forth in the Merger Agreement.

“Group” shall mean either the Spinco Group or the Company Group, as the context requires.

“Hazardous Substances” shall have the meaning set forth in the Merger Agreement.

“H-CE Holdings” shall have the meaning set forth in the Recitals.

“H-ES&R Holdings” shall have the meaning set forth in the Recitals.

“Holding Company Merger” shall have the meaning set forth in the Recitals.

“Holding Company Merger Effective Time” shall have the meaning set forth in the Merger Agreement.

“Income Tax” or “Income Taxes” shall mean any Tax imposed on or measured by income or gain, including any franchise or similar Tax imposed in lieu of an income tax.

“Indebtedness” shall mean, with respect to a Person, without duplication and as calculated in accordance with the Accounting Principles: (a) the unpaid principal amount of and accrued interest in respect of indebtedness for borrowed money of such Person, (b) other indebtedness obligations of such Person that are evidenced by a note, bond, draft, debenture or similar debt instrument (excluding performance guarantees and similar bonds), (c) letters of credit for the benefit of such Person solely to the extent drawn, (d) any capitalized lease or finance lease obligations of such specified Person accounted as such under GAAP (excluding, for the avoidance of doubt, operating leases), (e) any Transaction Expenses, (f) the Tax Liability Amount, and (g) the Capex Adjustment Amount (which may be positive or negative); provided, however, that in no event will Indebtedness include any amount that is included as a current liability in the determination of Net Working Capital.

“Indemnifying Party” shall have the meaning set forth in Section 4.5(a).

“Indemnitee” shall have the meaning set forth in Section 4.5(a).

“Indemnity Payment” shall have the meaning set forth in Section 4.5(a).

“Independent Accounting Firm” shall have the meaning set forth in Section 2.6(e).

“Independent Accounting Firm’s Report” shall have the meaning set forth in Section 2.6(e).

“Insurance Proceeds” shall mean those monies:

(a) received by an insured from an insurance carrier; or

(b) paid by an insurance carrier on behalf of the insured;

in any such case net of any applicable premium adjustments (including reserves and retrospectively rated premium adjustments) and net of any costs or expenses incurred in the collection thereof.

“Intellectual Property” shall have the meaning set forth in the Merger Agreement.

“Intended Tax Treatment” shall have the meaning set forth in the Recitals.

“Intercompany Accounts” shall have the meaning set forth in Section 2.3(b).

“Intercompany Note” shall mean a note in the form set forth on Exhibit A and in an amount equal to the Intercompany Note Amount, to be issued by the Company to H-ES&R Holdings.

“Intercompany Note Amount” shall mean an amount equal to (a) Three Billion Forty Million Dollars ($3,040,000,000) (the “Base Price”), minus (b) the product of the Merger Consideration multiplied by the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time, minus (c) the aggregate amount to be paid by members of the Company Group to Award Holders in respect of Pubco Cash-Settled Awards in accordance with Section 2.1(b)(G) of the Merger Agreement, minus (d) the aggregate amount of federal, state and local employee tax withholding and employer-side employment taxes to be paid to the applicable tax authorities by members of the Company Group in respect of the vesting and settlement of Pubco LTI Awards in accordance with Section 2.1(b)(G) of the Merger Agreement that were held by Award Holders employed or engaged by an entity that is a member of the Company Group, to the extent not paid as of the Measurement Time, plus (e) the Estimated Net Working Capital Adjustment (which may be positive or negative), plus (f) the Estimated Company Cash, and minus (g) the Estimated Company Debt.

“Interim Contribution” shall have the meaning set forth in the Recitals.

“Interim Distributions” shall have the meaning set forth in the Recitals.

“Internal Reorganization Plan” shall mean the step plan set forth on Schedule 1.1(c), as it may be amended or modified in accordance with Section 2.1(c).

“Internet Properties” shall have the meaning set forth in the definition of “Intellectual Property” in the Merger Agreement.

“Joint Steering Committee” shall have the meaning set forth in Section 2.1(e).

“Law” shall have the meaning set forth in the Merger Agreement.

“Liability” shall have the meaning set forth in the Merger Agreement.

“Licensee Party” shall have the meaning set forth in Section 7.3(c).

“Losses” shall have the meaning set forth in the Merger Agreement.

“LTI Eligible Employee” shall have the meaning set forth in Section 5.3(b)(ii).

“Measurement Time” shall have the meaning set forth in Section 2.6(a)(v).

“Merger” shall have the meaning set forth in the Merger Agreement.

“Merger Agreement” shall have the meaning set forth in the Recitals.

“Merger Consideration” shall have the meaning set forth in the Merger Agreement.

“Merger Sub” shall have the meaning set forth in the Recitals.

“Mixed Action” shall have the meaning set forth in Section 4.13(d).

“Multiemployer Plan” shall have the meaning set forth in the Merger Agreement.

“Net Working Capital” shall have the meaning set forth in Section 2.6(a)(ix).

“New DC Plan” shall have the meaning set forth in Section 5.3(b)(iv).

“New Plans” shall have the meaning set forth in Section 5.3(b)(iii).

“Notes” shall mean the notes issued pursuant to the Indenture, dated as of June 28, 2019 (as amended by the First Supplemental Indenture, dated as of August 28, 2019, Second Supplemental Indenture, dated as of July 30, 2020, Third Supplemental Indenture, dated as of May 21, 2021, Fourth Supplemental Indenture, dated as of June 22, 2022, and Fifth Supplemental Indenture, dated as of June 22, 2022), among, inter alios, Pubco, the guarantors party thereto and U.S. Bank National Association, as trustee.

“Notice of Disagreement” shall have the meaning set forth in Section 2.6(d).

“NYSE” shall have the meaning set forth in the Merger Agreement.

“Offer Employees” shall mean the individuals identified on Schedule 1.1(d).

“Old DC Plans” shall have the meaning set forth in Section 5.3(b)(iv).

“Parties” shall mean the parties to this Agreement.

“Permits” shall have the meaning set forth in the Merger Agreement.

“Person” shall have the meaning set forth in the Merger Agreement.

“PNC Receivables Facility” shall mean the Receivables Purchase Agreement, dated as of June 24, 2022 (as amended by the First Amendment to Receivables Purchase Agreement, dated as of June 30, 2023, Second Amendment to Receivables Purchase Agreement, dated as of June 18, 2024, Third Amendment to Receivables Purchase Agreement, dated as of October 1, 2024, and Fourth Amendment to Receivables Purchase Agreement, dated as of February 14, 2025), among, inter alios, Harsco Receivables LLC, the purchasers party thereto, PNC Bank, National Association, as agent, and Pubco, as servicer.

“Pre-Closing Tax Period” shall mean any taxable period ending on or prior to the Closing Date, and in the case of any Straddle Period, the portion of such period ending on and including the Closing Date.

“Preliminary Adjustment Statement” shall have the meaning set forth in Section 2.6(c).

“Primary Obligor” shall have the meaning set forth in Section 4.3(a).

“Privileged Information” shall mean any information, in written, oral, electronic or other tangible or intangible forms, including any communications by or to attorneys (including attorney-client privileged communications), memoranda and other materials prepared by attorneys or under their direction (including attorney work product), as to which a Party or any member of their applicable Group would be entitled to assert or have asserted a privilege or other protection, including the attorney-client and attorney work product privileges.

“Pubco” shall have the meaning set forth in the Preamble.

“Pubco Board” shall have the meaning set forth in the Recitals.

“Pubco Cash-Settled Awards” shall have the meaning set forth in the Merger Agreement.

“Pubco Common Stock” shall have the meaning set forth in the Merger Agreement.

“Pubco Debt Facilities” shall mean, collectively, the Credit Agreement, the Notes, the PNC Receivables Facility and the Santander Receivables Facility.

“Pubco LTI Awards” shall have the meaning set forth in the Merger Agreement.

“Record Date” shall mean the record date for determining holders of shares of the Company Common Stock entitled to receive Spinco Common Stock pursuant to the Distribution, which shall be the time immediately after the Holding Company Merger Effective Time.

“Record Holders” shall mean the holders of record of shares of Company Common Stock as of the Record Date who shall receive Spinco Common Stock pursuant to the Distribution.

“Release” shall have the meaning set forth in the Merger Agreement.

“Reorganization” shall have the meaning set forth in the Recitals.

“Representatives” shall have the meaning set forth in the Merger Agreement.

“Resolution Period” shall have the meaning set forth in Section 2.6(e).

“Retained Marks” shall have the meaning set forth in Section 7.2(a).

“Return Date” shall have the meaning set forth in Section 5.3(a)(iii).

“Review Period” shall have the meaning set forth in Section 2.6(d).

“Santander Receivables Facility” shall mean the Receivables Purchase Agreement, dated as of March 19, 2025, between Harsco Rail Europe GmbH and Banco Santander, S.A.

“SEC” shall have the meaning set forth in the Merger Agreement.

“Securities Act” shall have the meaning set forth in the Merger Agreement.

“Separate Action” shall have the meaning set forth in Section 4.13(c).

“Separation” shall have the meaning set forth in the Recitals.

“Shared Services” shall mean the ancillary, proprietary or corporate shared services or processes that are provided to, or used in, both the Spinco Business and the Company Business.

“Solvency Opinion” shall have the meaning set forth in Section 3.2(a)(i).

“Specified Agreement” shall have the meaning set forth in Section 9.15(b).

“Specified SAR Award” shall have the meaning set forth in Section 5.3(e).

“Specified Value” shall mean a dollar amount equal to the Pubco Stock Value less the Merger Consideration.

“Spinco” shall have the meaning set forth in the Preamble.

“Spinco Accounts” shall have the meaning set forth in Section 2.7(a).

“Spinco Benefit Plan” shall mean each Benefit Plan that is (i) maintained, sponsored, or contributed to, or is required to be maintained, sponsored, contributed to or entered into, by any member of the Company Group or the Spinco Group or to which any member of the Company Group or the Spinco Group is a party or under which any member of the Spinco Group or the Company Group otherwise has any Liability or obligations, contingent or otherwise and (ii) not a Company Benefit Plan.

“Spinco Board” shall have the meaning set forth in the Recitals.

“Spinco Business” shall mean all businesses, operations and activities conducted at any time prior to the Distribution Time by Pubco or any of its Subsidiaries (including any member of the Company Group or the Spinco Group), other than the Company Business.

“Spinco Common Stock” shall have the meaning set forth in the Recitals.

“Spinco-Controlled Actions” shall have the meaning set forth in Section 4.13(a).

“Spinco Group” shall mean (a) prior to the Distribution Time, Spinco and each Person that will be a Subsidiary of Spinco as of immediately after the Distribution Time (including Pubco and H-ES&R Holdings), or (b) on and after the Distribution Time, Spinco and each Person that is a Subsidiary of Spinco immediately after the Distribution Time, and each other Person that becomes a Subsidiary of Spinco.

“Spinco Group Employee” shall mean, as of immediately prior to the Distribution Time, each employee of the Spinco Group or the Company Group who is not a Company Group Employee or an Offer Employee.

“Spinco Indemnified Taxes” shall mean, without duplication, (a) any Distribution and Reorganization Taxes and (b) any Taxes of any member of the Spinco Group (other than Taxes reflected on a Company Consolidated Group Return). “Spinco Indemnified Taxes” shall not include any Taxes to the extent included as a Liability in Final Net Working Capital or Final Company Debt, as finally determined pursuant to Section 2.6, and shall be calculated by disregarding any and all Tax Attributes.

“Spinco Indemnitees” shall have the meaning set forth in Section 4.2.

“Spinco Liabilities” shall mean the following Liabilities:

(i) any and all Liabilities (including Environmental Liabilities and Liabilities arising out of claims made by any Third Party) of either the Company or Spinco or any of the members of their respective Groups, to the extent relating to, arising out of or resulting from actions, inactions, events, omissions, conditions, facts or circumstances occurring or existing prior to the Distribution Time (whether or not such Liabilities cease being contingent, mature, become known, are asserted or foreseen, or accrue, in each case before, at or after the Distribution Time), in each case to the extent that such Liabilities relate to, arise out of or result from the Spinco Business, it being understood that the Parties intend any Liability (excluding the defense costs of Buyer or any of its Affiliates) relating to, arising out of or resulting from any Transaction Litigation to the extent against Pubco or any of its Subsidiaries (including any member of the Company Group as of prior to the Distribution Time) or any of their respective directors and officers to be a “Spinco Liability”;

(ii) any and all Liabilities of either the Company or Spinco or any of the members of their respective Groups that are expressly provided by this Agreement, the Merger Agreement or any other Transaction Document (or the Schedules hereto or thereto) as Liabilities to be transferred to, assumed by or agreed to be performed by Pubco, Spinco or any other member of the Spinco Group;

(iii) any and all Liabilities of any member of the Spinco Group under this Agreement, the Merger Agreement or any other Transaction Document;

(iv) any and all Liabilities (including Environmental Liabilities and Liabilities arising out of claims made by any Third Party) to the extent relating to, arising out of or resulting from the business, operations or activities conducted by or on behalf of any member of the Spinco Group or any of their respective Affiliates at any time as of or after the Distribution Time, in each case that are not Company Liabilities;

(v) any and all Liabilities under the Pubco Debt Facilities; and

(vi) any and all Liabilities for Spinco Indemnified Taxes.

Notwithstanding the foregoing, Spinco Liabilities shall not include any Taxes other than Spinco Indemnified Taxes.

“Spinco Registration Statement” shall have the meaning set forth in the Merger Agreement.

“Spinco Stock Plan” shall have the meaning set forth in Section 5.3(e).

“Straddle Period” shall mean any taxable period that begins on or prior to, and ends after, the Closing Date.

“Subsidiary” shall have the meaning set forth in the Merger Agreement.

“Substitute SAR Award” shall have the meaning set forth in Section 5.3(e).

“Tangible Information” shall mean information that is contained in written, electronic or other tangible forms.

“Target Net Working Capital Lower Threshold” shall have the meaning set forth in Section 2.6(a)(x).

“Target Net Working Capital Upper Threshold” shall have the meaning set forth in Section 2.6(a)(xi).

“Tax” or “Taxes” shall have the meaning set forth in the Merger Agreement.

“Tax Attributes” shall have the meaning set forth on Exhibit B.

“Tax Claim” shall mean written notice by a Governmental Authority of any proposed or pending U.S. federal, state, local or non-U.S. audit, examination or other Tax Proceeding (or the commencement thereof) or notice of deficiency or other adjustment, assessment or redetermination related to Taxes.

“Tax Liability Amount” shall mean an amount, which shall not be less than zero, equal to the aggregate liability for, without duplication, (x) unpaid Income Taxes of the Company Group and any Company Consolidated Group for any Pre-Closing Tax Period for which an original Tax Return has not been filed as of the Closing Date and (y) unpaid Distribution and Reorganization Taxes imposed on or payable by any member of the Company Group or any Company Consolidated Group. The Tax Liability Amount shall be calculated: (a) to the extent not inconsistent with or otherwise required by applicable Law, in accordance with the past practice of the relevant member of the Company Group or the Company Consolidated Group, as applicable, (b) in accordance with the Intended Tax Treatment (except to the extent otherwise required due to any modification to or amendment of the Internal Reorganization Plan in accordance with Section 2.1(c) or otherwise, or any deviation from the Internal Reorganization Plan in the implementation of the Holding Company Merger, the Reorganization or the Distribution), (c) by disregarding (i) any transactions outside the ordinary course of business undertaken after the Closing on the Closing Date by any member of the Company Group at the direction of Buyer or its Affiliates and not contemplated by this Agreement and (ii) solely for purposes of clause (y), any and all Tax Attributes, (d) by excluding any deferred Tax assets or liabilities, and (e) with respect to any Straddle Period, in accordance with Section 4.7(g).

“Tax Proceeding” shall have the meaning set forth in the Merger Agreement.

“Tax Return” shall have the meaning set forth in the Merger Agreement.

“Third Party” shall mean any Person other than the Parties or any members of their respective Groups.

“Third-Party Claim” shall have the meaning set forth in Section 4.6(a).

“Trademarks” shall have the meaning set forth in the definition of “Intellectual Property” in the Merger Agreement.

“Transaction Documents” shall have the meaning set forth in the Merger Agreement.

“Transaction Expenses” shall have the meaning set forth in Section 2.6(a)(xii).

“Transaction Litigation” shall have the meaning set forth in the Merger Agreement.

“Transfer Taxes” shall mean any transfer, excise, sales, use, value added, stamp, documentary, filing, recordation, goods and services and other similar Taxes, fees and charges (including real property transfer Taxes).

“Transition Period” shall have the meaning set forth in Section 7.2(b).

“Transition Services Agreement” shall have the meaning set forth in the Merger Agreement.

“Treasury Regulations” shall have the meaning set forth in the Merger Agreement.

“VNA” shall have the meaning set forth in Section 2.5(b).

ARTICLE II

THE REORGANIZATION

2.1 Reorganization.

(a) In accordance with, and subject to the provisions of, this Agreement, as depicted in the Internal Reorganization Plan, on the Closing Date and immediately after the Holding Company Merger Effective Time and prior to the Distribution Time:

(i) Interim Distributions. The Company shall cause H-ES&R Holdings and Harsco Receivables LLC to effect the Interim Distributions. Upon the completion of the Interim Distributions, (A) Spinco will be a wholly owned Subsidiary of the Company, and (B) H-CE Holdings will be a wholly owned Subsidiary of the Company;

(ii) Assignment Agreement. H-ES&R Holdings and any other applicable member of the Spinco Group and the Company shall enter into that certain assignment agreement, substantially in the form attached hereto as Exhibit C (the “Assignment Agreement”);

(iii) Interim Contribution. The Company shall effect the Interim Contribution. Upon the completion of the Interim Contribution, H-ES&R Holdings will be a wholly owned Subsidiary of Spinco; and

(iv) Intercompany Note. The Company shall issue the Intercompany Note to H-ES&R Holdings.

(b) Upon completion of the Reorganization, (i) Spinco will own, directly or indirectly, the Spinco Businesses, and (ii) the Company will own, directly or indirectly, the Company Business.

(c) Without limiting any other provision hereof, in connection with the Internal Reorganization Plan and the Reorganization, each of Pubco, the Company and Spinco will take, and will cause each member of its respective Group to take, such actions as are reasonably necessary to consummate the transactions expressly contemplated by the Internal Reorganization Plan on the Closing Date, and except as expressly otherwise contemplated, prior to the Distribution Time, in each case at the sole cost and expense of Pubco. Pubco, the Company and Spinco shall keep Buyer and the Joint Steering Committee reasonably informed in respect of such transactions. Any amendments or modifications to the Internal Reorganization Plan will first be discussed among the Joint Steering Committee, which will cooperate reasonably to seek to mutually agree on any such amendments or modifications; provided that, without the written consent of Buyer, such amendments or modifications shall not, individually or in the aggregate, in any material respect (i) increase the costs, Liabilities or obligations to Third Parties (including Taxes (including by means of a material reduction in any of the Tax Attributes or any other Tax assets of Pubco, any member of the Company Group or of any Company Consolidated Group)) of any member of the Company Group or (ii) otherwise adversely affect Buyer or any of its Affiliates (including any member of the Company Group after the Closing) or the Company Business. With respect to any proposed amendment or modification, Pubco shall provide a proposal to Buyer, which shall be discussed and reviewed in the Joint Steering Committee. Pubco, through the Joint Steering Committee, will update the Internal Reorganization Plan to reflect any amendments or modifications to the Internal Reorganization Plan that are mutually agreed among the Parties.

(d) Without limiting any other provision hereof, prior to the Distribution Time, if requested by Buyer in writing, Pubco shall, or shall cause its Subsidiaries to, take reasonable steps to dissolve (or merge into a non-dormant member of the Company Group) any dormant members included in the Company Group as of the date of this Agreement, as listed in Schedule 2.1(d), with the specific steps to be taken subject to good faith consultation with Buyer.

(e) Not more than ten (10) Business Days after the date hereof, the Parties shall each appoint three (3) representatives (or such number as mutually agreed between Pubco and Buyer) to a committee (a “Joint Steering Committee”), all of whom shall have suitable seniority and the requisite skills, knowledge, experience and authority to discuss, coordinate and make arrangements related to the matters described in this Section 2.1(e), as well as a mutually agreed senior executive of each Party to whom matters that cannot be resolved by the Joint Steering Committee will be escalated. Any matters that arise within the Joint Steering Committee, that cannot be resolved by mutual agreement of the Parties, acting reasonably, within five (5) Business Days after such matter is first referred to or arises within the Joint Steering Committee may be referred to the designated senior executives of each Party to resolve. As soon as practicable following the appointment of the Joint Steering Committee and through the Closing, the Joint Steering Committee shall meet and confer as frequently as reasonably necessary, and at least once per week (unless otherwise mutually agreed), to discuss, and shall act in good faith and use reasonable best efforts to (i) prepare for the Closing; and (ii) discuss in good faith, monitor, manage and execute (A) the Internal Reorganization Plan and the Reorganization (including the discussion and resolution of any (x) proposed changes to the Internal Reorganization Plan and (y) the preparation of all forms of documentation implementing the Internal Reorganization Plan and the Reorganization), (B) “day one” preparation and integration planning matters and (C) any other material technical and operational matters reasonably brought to the attention of the Joint Steering Committee by representatives of the Parties.

2.2 Wrong Pockets; Mail and Other Communications; Payments.

(a) After the Distribution Time, if either the Company or Buyer, on the one hand, or Spinco, on the other hand, or any of their respective Group members becomes aware that (i) any asset held by the Company or any of its Subsidiaries is primarily used in the operation of the Spinco Business or (ii) any asset held by Spinco or any of its Subsidiaries is primarily used in the operation of the Company Business, it will, in each case, promptly notify the other Party and the Parties will cooperate in good faith to transfer the relevant asset to the appropriate Party as promptly as reasonably practicable and at the expense of the Party who would have been responsible for the related expenses if such asset had been transferred at the Distribution Time.

(b) After the Distribution Time, each of the Company, Spinco and the members of their respective Groups may receive mail, packages, facsimiles, emails and other communications properly belonging to the other Party (or the other Party’s respective Group). Accordingly, each of the Company and Spinco and the members of their respective Groups authorizes the Company and the other members of the Company Group, on the one hand, or Spinco and the other members of the Spinco Group, on the other hand, as the case may be, to receive and, if not unambiguously intended for such other Party (or any member of its Group) or any of such other Party’s (or any member of its Group’s) officers or directors, open (acting solely as agent for the other Party) all mail, packages, facsimiles, emails and other communications received by it, and to retain the same to the extent that they relate to the business of the receiving Party or, to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, packages, facsimiles, emails or other communications (or, in case the same relate to both businesses, copies thereof) to the other Party. The provisions of this Section 2.2 are not intended to, and shall not be deemed to, constitute an authorization by any of the Company, Spinco or the members of their respective Groups to (i) permit the other to accept service of process on its behalf and neither party is or shall be deemed to be the agent of the other for service of process purposes, or (ii) waive any rights or privileges in respect of any such mail, package, facsimile, emails or other communication or the information contained therein.

(c) The Company shall, or shall cause its applicable Subsidiaries to, promptly pay or deliver to Spinco (or a designated member of its Group) any monies or checks that have been sent to or that are received by the Company or any member of its Group after the Distribution Time, including by or from any customers, suppliers or other commercial counterparties of the Spinco Business or the Spinco Group, to the extent they are (or in accordance with Section 2.2(a) would be) the property of Spinco or a member of the Spinco Group.

(d) Spinco shall, or shall cause its applicable Subsidiaries to, promptly pay or deliver to the Company (or a designated member of its Group) any monies or checks that have been sent to or that are received by Spinco or any member of its Group after the Distribution Time, including by or from any customers, suppliers or other commercial counterparties of the Company Business or the Company Group, to the extent they are (or in accordance with Section 2.2(a) would be) the property of the Company or a member of the Company Group.

2.3 Termination of Agreements.

(a) Except as set forth in Section 2.3(b), in furtherance of the releases and other provisions of Section 4.1, Spinco and each member of the Spinco Group, on the one hand, and the Company and each member of the Company Group, on the other hand, hereby terminate any and all agreements, arrangements, commitments or understandings, whether or not in writing, between or among Spinco and/or any member of the Spinco Group, on the one hand, and the Company and/or any member of the Company Group, on the other hand, effective as of the Distribution Time. No such terminated agreement, arrangement, commitment or understanding (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Distribution Time. Each Party shall, at the reasonable request of the other Party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

(b) The provisions of Section 2.3(a) shall not apply to any of the following agreements, arrangements, commitments or understandings (or to any of the provisions thereof): (i) this Agreement, the Merger Agreement and the other Transaction Documents (and each other agreement or instrument expressly contemplated by this Agreement, the Merger Agreement or any other Transaction Documents to be entered into by any of the Parties or any of the members of their respective Groups or to be continued from and after the Distribution Time, including the Intercompany Note); (ii) any agreements, arrangements, commitments or understandings to which any Third Party is a party (including contracts providing for Shared Services); (iii) any intercompany accounts payable or accounts receivable accrued as of the Distribution Time that are reflected in the books and records of Pubco, Spinco or the Company Group or otherwise documented in writing in accordance with past practices, which shall be settled in the manner contemplated by Section 2.3(c) (the “Intercompany Accounts”); or (iv) any agreements, arrangements, commitments or understandings to which any non-wholly owned Subsidiary of the Company or Spinco, as the case may be, is a party (it being understood that directors’ qualifying shares or similar interests will be disregarded for purposes of determining whether a Subsidiary is wholly owned).

(c) All of the Intercompany Accounts outstanding as of immediately prior to the Distribution Time shall be repaid, settled or otherwise eliminated by means of cash payments, a dividend, capital contribution, a combination of the foregoing, in accordance with (A) the Internal Reorganization Plan or (B) as otherwise pursuant to one or more transactions determined by Pubco in its sole and absolute discretion (unless any such transaction will in any material respect (i) increase the costs, Liabilities or obligations to Third Parties (including Taxes (including by means of a material reduction in any of the Tax Attributes or any other Tax assets of Pubco, any member of the Company Group or of any Company Consolidated Group)) of any member of the Company Group or (ii) otherwise adversely affect Buyer or any of its Affiliates (including any member of the Company Group after the Closing) or the Company Business, in which case such transaction will require approval by the Joint Steering Committee prior to the Distribution Time). Each Party shall, and shall cause their respective Subsidiaries to, at the reasonable request of any other Party, take, or cause to be taken, such other actions as may be reasonably necessary to acknowledge the foregoing.

2.4 Treatment of Shared Services. The Company and Buyer acknowledge and agree that (a) the Company Business currently receives from Pubco and the members of the Spinco Group certain Shared Services, and (b) certain Shared Services will, as of the Distribution Time, be provided, assumed or otherwise addressed in accordance with the Transition Services Agreement or such other applicable Transaction Document, and except as expressly provided in any Transaction Document or the Merger Agreement, all Shared Services shall cease at the Distribution Time, and all agreements and arrangements (whether or not in writing) in respect thereof shall terminate as of the Distribution Time without further obligation or Liability to any member of the Company Group.

2.5 Guarantees.

(a) On or prior to the Distribution Time or as soon as practicable thereafter, (i) the Company shall, and shall cause the other members of its Group, and Buyer shall, and shall cause members of the Company Group following the Effective Time, to (with the reasonable cooperation of Pubco and Spinco) use reasonable best efforts to (A) cause a member of the Company Group or Buyer to be substituted in all respects for a member of the Spinco Group, as applicable, and (B) have all members of the Spinco Group removed or released as guarantor of or obligor for each guarantee, indemnity, surety bond, letter of credit, banker acceptance, and letter of comfort given or obtained by any member of the Spinco Group for the primary benefit of any member of the Company Group to the extent primarily for the benefit of the Company Business or the Company Group to the fullest extent permitted by applicable Law; provided that any substitution by Buyer shall only be effective from and after the Effective Time, and (ii) Pubco and Spinco shall, and shall cause the other members of the Company Group to (with the reasonable cooperation of Buyer and the Company), use reasonable best efforts to (A) cause a member of the Spinco Group to be substituted in all respects for Buyer or a member of the Company Group, as applicable, and (B) have all members of the Company Group removed or released as guarantor of or obligor for any guarantee, indemnity, surety bond, letter of credit, banker acceptance, and letter of comfort given or obtained by any member of the Company Group for the primary benefit of any member of the Spinco Group to the extent primarily for the benefit of the Spinco Businesses or the Spinco Group to the fullest extent permitted by applicable Law.

(b) On or prior to the Distribution or as soon as reasonably practicable thereafter, (i) to the extent required to obtain a release of any member of the Spinco Group from a guaranty for the primary benefit of any member of the Company Group, Buyer shall cause Veolia North America, Inc. or any successor thereto or any entity to which it transfers a substantial portion of its business (“VNA”) to, and the Company shall, and shall cause the other members of the Company Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, provided that any guarantee executed by VNA shall only be effective from and after the Effective Time and (ii) to the extent required to obtain a release of any member of the Company Group from a guaranty for the benefit of any member of the Spinco Group, Pubco and Spinco shall, and shall cause the other members of the Spinco Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty.

(c) If the Company and Buyer are unable to obtain, or to cause to be obtained, any release or removal contemplated by clauses (a)(i) or (b)(i) of this Section 2.5, (i) the Company and Buyer shall, jointly and severally, indemnify and hold harmless the unreleased or unremoved guarantor or obligor for any Loss arising from or relating thereto and shall, or shall cause one of the other members of the Company Group, as agent or subcontractor for such unreleased guarantor or obligor, to pay, perform and discharge fully all the obligations or other Liabilities of such unreleased guarantor or obligor thereunder, including any requirement to post collateral in respect of such arrangements, and (ii) the Company and Buyer agree not to, and to cause the members of the Company Group not to, renew or extend the term of, increase its obligations under, or transfer to a third party, any unreleased guarantees or letters of credit, performance bonds, surety bonds, bankers acceptances, or other similar arrangements, for which such unreleased guarantor or obligor is or may be liable, without the prior written consent of Spinco (such consent not to be unreasonably withheld, delayed or conditioned), unless all obligations of such other unreleased guarantor or obligor and the other members of Spinco Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to Spinco.

(d) If Spinco and Pubco are unable to obtain, or to cause to be obtained, any release or removal contemplated by clauses (a)(ii) or (b)(ii) of this Section 2.5, (i) Spinco and Pubco shall, jointly and severally, indemnify and hold harmless the unreleased or unremoved guarantor or obligor for any Loss arising from or relating thereto and shall, or shall cause one of the other members of the Spinco Group, as agent or subcontractor for such unreleased guarantor or obligor to pay, perform and discharge fully all the obligations or other Liabilities of such unreleased guarantor or obligor thereunder, including any requirement to post collateral in respect of such arrangements, and (ii) Spinco and Pubco agree not to, and to cause the members of the Spinco Group not to, renew or extend the term of, increase its obligations under, or transfer to a third party, any unreleased guarantees or letters of credit, performance bonds, surety bonds, bankers acceptances, or other similar arrangements, for which such unreleased guarantor or obligor is or may be liable, without the prior written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned), unless all obligations of such other unreleased guarantor or obligor and the other members of the Company Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to the Company.

2.6 Certain Adjustments.

(a) Certain Definitions.

(i) “Capex Actual Amount” shall mean the actual aggregate capital expenditures of the Company Group made during the period from and including October 1, 2025 and prior to the Closing, calculated in accordance with the Accounting Principles.

(ii) “Capex Adjustment Amount” shall mean (A) if the Capex Target Lower Threshold exceeds the Capex Actual Amount, then a positive amount equal to the full amount of such excess over the Capex Actual Amount, (B) if the Capex Actual Amount exceeds the Capex Target Upper Threshold, then a negative amount equal to the lesser of (1) the full amount of such excess over the Capex Target Upper Threshold and (2) 2.94% of the Capex Target Upper Threshold, or (C) if other than as set forth in clauses (A) and (B), zero.

(iii) “Capex Target Lower Threshold” shall mean the amount set forth opposite the full calendar month completed prior to the Closing under the heading “Lower Threshold” on Schedule 2.6.

(iv) “Capex Target Upper Threshold” shall mean the amount set forth opposite the full calendar month completed prior to the Closing under the heading “Upper Threshold” on Schedule 2.6.

(v) “Company Cash” shall mean the aggregate amount of cash and cash equivalents of the Company and the other members of the Company Group as of immediately prior to the Effective Time (the “Measurement Time”); provided that Company Cash (A) will be increased by all deposits in transit that have not yet cleared, other than wire transfers and drafts deposited but not cleared, in each case, for the benefit of the Company and the other members of the Company Group, and (B) will be reduced by all outstanding and uncleared checks, wire transfers and drafts of the Company and the other members of the Company Group.

(vi) “Company Debt” shall mean the aggregate amount of Indebtedness of the Company and the other members of the Company Group as of the Measurement Time, excluding (A) all Indebtedness solely among members of the Company Group, (B) all amounts outstanding pursuant to intercompany accounts, arrangements, understandings or Contracts to be settled or eliminated in connection with the Closing pursuant to Section 2.3, (C) any Spinco Liabilities (other than any Spinco Liabilities described in the definition of “Tax Liability Amount”), (D) the Indebtedness under the Intercompany Note, and (E) any obligations treated as operating leases in the financial statements or in accordance with GAAP.

(vii) “Estimated Net Working Capital Adjustment” shall mean (A) if the Estimated Net Working Capital exceeds the Target Net Working Capital Upper Threshold, then a positive amount equal to the full amount of such excess over the Target Net Working Capital Upper Threshold, (B) if the Target Net Working Capital Lower Threshold exceeds the Estimated Net Working Capital, then a negative amount equal to the full amount of such excess over the Estimated Net Working Capital or (C) zero, other than as set forth in clauses (A) and (B).

(viii) “Final Net Working Capital Adjustment” shall mean (A) if the Final Net Working Capital exceeds the Target Net Working Capital Upper Threshold, then a positive amount equal to the full amount of such excess over the Target Net Working Capital Upper Threshold, (B) if the Target Net Working Capital Lower Threshold exceeds the Final Net Working Capital, then a negative amount equal to the full amount of such excess over the Final Net Working Capital or (C) zero, other than as set forth in clauses (A) and (B).

(ix) “Net Working Capital” shall mean, without duplication, as of the Measurement Time, an amount (which amount may be a positive or negative number) equal to (A) the current assets of the Company and the other members of the Company Group, including, for the avoidance of doubt, all receivables returned to the Company Group pursuant to Section 2.8 (including after the Measurement Time), minus (B) the current liabilities of the Company and the other members of the Company Group, in each case, which are included in the line item categories specifically identified in the Accounting Principles, but excluding (1) any current Income Tax assets or Liabilities and any deferred Tax assets or Liabilities, (2) all receivables and payables solely among members of the Company Group, (3) all amounts outstanding pursuant to intercompany accounts, arrangements, understandings or Contracts to be settled or eliminated at or prior to the Closing pursuant to Section 2.3, (4) any assets of Spinco and any Spinco Liabilities (other than Taxes), (5) Company Debt, (6) Company Cash, (7) Liabilities in respect of the 2026 annual cash incentive payment and (8) any amounts taken into account in clause (c) or clause (d) of the definition of “Intercompany Note Amount.” The Net Working Capital will be determined in accordance with the Accounting Principles.

(x) “Target Net Working Capital Lower Threshold” shall mean $97,800,000.

(xi) “Target Net Working Capital Upper Threshold” shall mean $101,800,000.

(xii) “Transaction Expenses” means without duplication, to the extent not paid as of the Measurement Time, (A) all out-of-pocket costs, fees and expenses of investment bankers, legal counsel, accountants and other advisors retained by the Company Group that are payable by the Company Group and were incurred at or prior to the Closing in connection with this Agreement, the Merger Agreement or any other Transaction Document and the consummation of the transactions therein and (B) all amounts payable by the Company Group to current or former employees, directors, and consultants of the Company Group solely as a result of the consummation of the transactions contemplated by this Agreement or the Merger Agreement pursuant to any change-in-control, transaction or similar bonuses or retention agreements established by the Company Group prior to Closing (and the employer portion of any payroll or employment Taxes payable with respect thereto); provided, however, that in no event will Transaction Expenses include any of the following: amounts contemplated to be paid by Buyer or its Affiliates pursuant to this Agreement, the Merger Agreement or any other Transaction Document; costs, fees and expenses resulting from termination of employment or service at or after the Closing; costs and expenses incurred by the Company Group after the Closing; any items included as a current liability in Net Working Capital; any costs, fees or expenses incurred by, on behalf of, or at the direction of Buyer or any of its Affiliates or otherwise relating to Buyer’s or any of its Affiliates’ financing of the transactions contemplated by this Agreement, the Merger Agreement or any other Transaction Document; or any amounts taken into account in clause (c) or clause (d) of the definition of “Intercompany Note Amount.”

(b) No later than four (4) Business Days prior to the Closing Date, Pubco shall prepare and deliver to Buyer a written report setting forth Pubco’s good faith estimate of (i) the Net Working Capital as of the Measurement Time (such estimate, the “Estimated Net Working Capital”), (ii) the Company Cash (such estimate, the “Estimated Company Cash”), (iii) the Company Debt (such estimate, the “Estimated Company Debt”) and (iv) the Intercompany Note Amount, in each case of clauses (i)-(iv), prepared in conformity with the requirements of this Agreement, including the Accounting Principles and together with reasonable supporting documentation. Pubco will reasonably cooperate with Buyer to provide access to all relevant work papers, schedules and other supporting documents prepared by Pubco or its respective Representatives and used in connection with the calculation of the Estimated Net Working Capital, the Estimated Company Debt and the Estimated Company Cash in connection with their review of such written report and shall consider any comments to such written report proposed by Buyer in good faith; provided that no comments provided by Buyer shall provide a basis for any delay in the Closing, or shall require any changes to such written report (or the calculations therein) unless agreed to by Pubco.

(c) Within ninety (90) days following the Closing Date, the Company shall deliver to Spinco a statement (the “Preliminary Adjustment Statement”) setting forth in reasonable detail the Company’s good faith calculation of (i) the Net Working Capital, (ii) the Company Cash and (iii) the Company Debt, together, in the case of clauses (i), (ii) and (iii), with reasonable supporting detail and prepared in conformity with the requirements of this Agreement, including the Accounting Principles.

(d) If Spinco disagrees with the calculations set forth in the Preliminary Adjustment Statement, Spinco will deliver to the Company, within forty-five (45) days after receipt by Spinco of the Preliminary Adjustment Statement (the “Review Period”), a written statement describing each objection thereto and Spinco’s proposed adjustments, including reasonable detail of each item or amount in dispute, the basis for such dispute and the supporting documentation, schedules and calculation (the “Notice of Disagreement”). If Spinco does not deliver a Notice of Disagreement within the Review Period, Spinco will be deemed to have irrevocably accepted the Preliminary Adjustment Statement, which will be the “Final Adjustment Statement” for purposes of the payment (if any) contemplated by Section 2.6(j).

(e) If Spinco delivers to the Company a Notice of Disagreement during the Review Period, the Company and Spinco will attempt to resolve in good faith the matters contained in the Notice of Disagreement within thirty (30) days after the Company’s receipt of the Notice of Disagreement (the “Resolution Period”). If the Company and Spinco reach a written resolution with respect to all such matters (if any) on or before the final day of the Resolution Period, the Preliminary Adjustment Statement, as modified by such resolution, will be the “Final Adjustment Statement” for purposes of the payment (if any) contemplated by Section 2.6(j). If such a resolution is not reached during the Resolution Period, the Company and Spinco will promptly (no later than five (5) Business Days after the final day of the Resolution Period) (i) retain a nationally recognized independent certified public accounting firm in the United States mutually acceptable to the Company and Spinco or (ii) if the Company and Spinco are unable to agree on a firm within ten (10) days after the end of the Resolution Period, then, within an additional five (5) days, the Company and Spinco shall each select one (1) such firm and those two firms shall, within five (5) days after their selection, select a third such firm (the firm selected in accordance with clause (i) or the third firm selected in accordance with clause (ii), as applicable, the “Independent Accounting Firm”) and submit any unresolved objections covered by the Notice of Disagreement (the “Disputed Items”) to the Independent Accounting Firm for resolution in accordance with this Section 2.6(e). The Independent Accounting Firm shall act as an expert and not as an arbitrator. In no event shall the Company or Spinco communicate (or permit any of the members of its respective Group or Representatives to communicate) with the Independent Accounting Firm without providing the other Party(ies) a reasonable opportunity to participate in such communication. The Company and Spinco will reasonably cooperate with the Independent Accounting Firm during the term of its engagement. The Company and Spinco will instruct the Independent Accounting Firm to (A) within thirty (30) days after submission of the Disputed Items, make a final determination with respect to each of the Disputed Items (and only the Disputed Items) that is (1) consistent with the terms of this Agreement, (2) within the range of the amounts advocated by the Company in the Preliminary Adjustment Statement or by Spinco in its Notice of Disagreement and (3) based solely on written submissions of the Company and Spinco (i.e., not on the basis of an independent review), a copy of which shall simultaneously be provided to the other Party(ies), and in accordance with procedures agreed to by the Parties and the Independent Accounting Firm and

(B) prepare and deliver to the Company and Spinco a written statement setting forth its final determination (and a reasonably detailed description of the basis therefor) with respect to each Disputed Item (the “Independent Accounting Firm’s Report”). The Independent Accounting Firm’s determination with respect to each Disputed Item as reflected in the Independent Accounting Firm’s Report will be final, conclusive and binding, absent fraud or manifest error. The Preliminary Adjustment Statement, as modified by any changes agreed to in writing between the Company and Spinco during the Resolution Period and the Independent Accounting Firm’s Report, will be the “Final Adjustment Statement” for purposes of the payment (if any) contemplated by Section 2.6(j). The Independent Accounting Firm shall act as an expert and not an arbitrator. With respect to any “estimated” item, such item shall be “final” pursuant to this Section 2.6 for purposes of this Section 2.6 whether by failure of Spinco to deliver an objection to the Preliminary Adjustment Statement, by mutual agreement between Spinco and Buyer or by determination of the Independent Accounting Firm in accordance with this Section 2.6(e).

(f) Each of the Company and Spinco will (i) pay its own respective costs and expenses incurred in connection with this Section 2.6 and (ii) be responsible for the fees and expenses of the Independent Accounting Firm in connection with this Section 2.6 on a pro rata basis based upon the inverse of the degree (measured in dollars) to which the Independent Accounting Firm has accepted the respective positions of Spinco and Buyer (which will be determined by the Independent Accounting Firm and set forth in the Independent Accounting Firm’s Report). For example, if the Independent Accounting Firm accepts seventy percent (70%) of the position of Spinco, Spinco will pay thirty percent (30%) of the fees and expenses of the Independent Accounting Firm and the Company will pay the remaining seventy percent (70%) of such fees and expenses.

(g) In connection with the matters set forth in this Section 2.6, during the Review Period and Resolution Period, if applicable, Spinco and its Representatives shall, subject to execution of customary access letters (if applicable), be provided access to (i) all relevant work papers, schedules and other supporting documents prepared by the Company, the members of the Company Groups or their respective Representatives and used in connection with the calculation of Net Working Capital, the Company Debt and the Company Cash and (ii), during normal business hours and upon reasonable notice and in a manner that does not materially interfere with the conduct of the Company’s business, any other information in the Company’s possession which Spinco reasonably requests, and, in each case, the Company shall, and shall cause their Representatives to, cooperate reasonably with Spinco and its applicable Representatives in connection therewith.

(h) The Parties agree that the procedures set forth in this Section 2.6 for resolving disputes with respect to the Preliminary Adjustment Statement shall be the sole and exclusive method for resolving any such disputes; provided that this provision shall not prohibit any Party from instituting litigation to enforce this Section 2.6 including any decision pursuant to the terms hereof by the Independent Accounting Firm in any court of competent jurisdiction. The substance of the Independent Accounting Firm’s determination shall not be subject to review or appeal, absent a showing of fraud or manifest error. It is the intent of the Parties to have any determination of Disputed Items by the Independent Accounting Firm proceed in an expeditious manner; provided, however, that any deadline or time period contained herein may be extended or modified by agreement of the Parties, and the Parties agree that the failure of the Independent Accounting Firm to strictly conform to any deadline or time period contained herein shall not be a basis for seeking to overturn any determination rendered by the Independent Accounting Firm.

(i) The Net Working Capital, Company Cash and Company Debt set forth in the Final Adjustment Statement is referred to herein as the “Final Net Working Capital,” the “Final Company Cash” and the “Final Company Debt,” respectively.

(j) Within five (5) Business Days after the determination of the Final Adjustment Statement pursuant to Section 2.6(e), (i) if (A) the amount equal to the Estimated Net Working Capital Adjustment plus the Estimated Company Cash minus the Estimated Company Debt exceeds (B) the amount equal to Final Net Working Capital Adjustment plus the Final Company Cash minus the Final Company Debt, Spinco will pay to the Company the amount of such excess, by wire transfer of immediately available funds to one (1) or more accounts designated in writing by the Company, or (ii) if (A) the amount equal to the Final Net Working Capital Adjustment plus the Final Company Cash minus the Final Company Debt exceeds (B) the amount equal to the Estimated Net Working Capital Adjustment plus the Estimated Company Cash minus the Estimated Company Debt, the Company will pay to Spinco the amount of such excess, by wire transfer of immediately available funds to one (1) or more accounts designated in writing by Spinco. Any payment pursuant to this Section 2.6(j) shall be treated as an adjustment to the Intercompany Note Amount for all U.S. federal (and applicable state, local and foreign) income tax purposes, except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any similar provision of state, local or foreign Law).

(k) For the avoidance of doubt, the Final Net Working Capital, Final Company Cash, and Final Company Debt shall all be calculated for the purposes of this Section 2.6 as of the Measurement Time and shall (i) be based exclusively on the facts and circumstances as they exist as of the Measurement Time, and (ii) entirely disregard (A) other than for purposes of calculating the Tax Liability Amount, any and all effects on the Company and its Subsidiaries (including the assets and Liabilities of the Company and its Subsidiaries) as a result of the transactions contemplated by this Agreement and the Merger Agreement (for the avoidance of doubt) or of any financing or refinancing arrangements entered into at any time by Buyer or any other transaction entered into by Buyer in connection with the consummation of the transactions contemplated by this Agreement and the Merger Agreement, and (B) any of the plans, transactions, fundings, payments or changes which Buyer initiates, or makes or causes to be initiated or made, on or after the Closing with respect to the Company and its Subsidiaries or their business or assets, or any facts or circumstances that are unique or particular to Buyer or any of its assets or Liabilities. The calculations pursuant to this Section 2.6 are solely to calculate the Intercompany Note Amount and to measure differences between the Estimated Net Working Capital Adjustment and the Final Net Working Capital Adjustment following the Closing, the Estimated Company Cash and the Final Company Cash following the Closing and Estimated Company Debt and the Final Company Debt, and are not intended to permit the introduction of new accounting methodologies, principles, conventions, policies and procedures.

2.7 Bank Accounts; Cash Balances.

(a) Each Party agrees to take, or cause the members of its Group to take, at the Distribution Time (or such earlier time as the Parties may agree), all actions necessary to amend all Contracts governing each bank and brokerage account owned by Spinco or any other member of the Spinco Group (collectively, the “Spinco Accounts”) and all Contracts governing each bank or brokerage account owned by the Company or any other member of the Company Group (collectively, the “Company Accounts”) so that each such Spinco Account and Company Account, if currently linked to (whether by automatic withdrawal, automatic deposit or any other authorization to transfer funds from or to) any Company Account or Spinco Account, respectively, is de-linked from such Company Account or Spinco Account, respectively, by the Distribution Time.

(b) It is intended that, following consummation of the actions contemplated by Section 2.7(a), there will be in place a cash management process pursuant to which the Spinco Accounts will be managed, and funds collected will be transferred into one (1) or more accounts maintained, by Spinco or a member of the Spinco Group.

(c) It is intended that, following consummation of the actions contemplated by Section 2.7(a), there will be in place a cash management process pursuant to which the Company Accounts will be managed, and funds collected will be transferred into one (1) or more accounts maintained by the Company or a member of the Company Group.

(d) With respect to any outstanding checks issued by, or payments initiated by, the Company, Spinco, or any of the members of their respective Groups prior to the Distribution Time, such outstanding checks and payments shall be honored following the Distribution Time by the Person or Group owning the account on which the check is drawn or from which the payment was initiated, respectively.

(e) As between the Company and Spinco (and the members of their respective Groups), except to the extent prohibited by applicable Law, all payments made and reimbursements, credits, returns, or rebates received, after the Distribution Time by either Party (or member of its Group) to which the other Party (or member of its Group) is entitled shall be held by such Party in trust for the use and benefit of the Party entitled thereto and, within sixty (60) days of receipt by such Party (or the applicable member of its Group) of any such payment or reimbursement, credit, return or rebate such Party shall pay over, or shall cause the applicable member of its Group to pay over, to the other Party (or a member of its Group) the amount of such payment or reimbursement without right of set-off.

2.8 PNC Receivables Facility. In connection with the Closing, Pubco shall use reasonable best efforts to, and shall cause Harsco Receivables LLC to use reasonable best efforts to, repurchase the accounts receivables originated by the Company Group and return such accounts receivables to the Company Group in connection with the Closing, pursuant to the PNC Receivables Facility.

2.9 Transaction Documents. Effective on or prior to the Distribution Time, each of the Company and Spinco will, or will cause the applicable members of their Groups to, execute and deliver all Transaction Documents to which it is a party.

2.10 Solvency of Spinco. Pubco and Spinco shall use best efforts to ensure that H-ES&R Holdings is, immediately after giving effect to the Reorganization, solvent and Pubco and Spinco shall use best efforts to obtain the Solvency Opinion. If H-ES&R Holdings believes, for any reason, that the Solvency Opinion may not be obtained, the Parties shall agree to a reduction in the Merger Consideration, which shall be reflected in an increased amount of the Intercompany Note to H-ES&R Holdings, in an amount sufficient to ensure the delivery of the Solvency Opinion.

2.11 Disclaimer of Representations and Warranties. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND EACH MEMBER OF THE COMPANY GROUP), SPINCO (ON BEHALF OF ITSELF AND EACH MEMBER OF THE SPINCO GROUP) AND BUYER (ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES) UNDERSTANDS AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY OTHER TRANSACTION DOCUMENT OR THE MERGER AGREEMENT, NO PARTY TO THIS AGREEMENT, THE MERGER AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT, IS REPRESENTING OR WARRANTING IN ANY WAY, EXPRESS OR IMPLIED, AS TO: (A) THE ASSETS, BUSINESSES OR LIABILITIES CONTRIBUTED, TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, (B) ANY CONSENTS OR APPROVALS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, (C) THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS, RESTRICTIONS ON TRANSFER, ENCUMBRANCE OR LIEN, NON-INFRINGEMENT OR ANY OTHER MATTER CONCERNING, ANY ASSETS, BUSINESS OR LIABILITIES OF SUCH PARTY, (D) THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY CLAIM OR OTHER ASSET, INCLUDING ANY ACCOUNTS RECEIVABLE, OF ANY PARTY, OR (E) THE LEGAL SUFFICIENCY OF ANY CONTRIBUTION, ASSIGNMENT, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER OR THEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF. EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN OR THEREIN, IN THE MERGER AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, ALL SUCH ASSETS ARE BEING TRANSFERRED ON AN “AS-IS,” “WHERE-IS” BASIS (AND, IN THE CASE OF ANY REAL PROPERTY, BY MEANS OF A QUITCLAIM OR SIMILAR FORM OF DEED OR CONVEYANCE) AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (I) ANY CONVEYANCE SHALL BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD AND MARKETABLE TITLE, FREE AND CLEAR OF ANY SECURITY INTEREST, AND (II) ANY NECESSARY APPROVALS OR NOTIFICATIONS ARE NOT OBTAINED OR MADE OR THAT ANY REQUIREMENTS OF LAWS OR JUDGMENTS ARE NOT COMPLIED WITH.

ARTICLE III

THE DISTRIBUTION

3.1 Actions Prior to the Distribution. Prior to the Distribution Time and subject to the terms and conditions set forth herein, the Parties shall take, or cause to be taken, the following actions in connection with the Distribution:

(a) Securities Law Matters. Spinco, Pubco and the Company shall cooperate to accomplish the Distribution, including in connection with the preparation of all documents and the making of all filings required in connection with the Distribution. Each of Spinco, Pubco and the Company shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things reasonably necessary to facilitate the Distribution in good faith and in accordance with the applicable terms and subject to the conditions of this Agreement, the Merger Agreement and the other Transaction Documents. Spinco, Pubco and the Company, as applicable, shall file the Disclosure Documents and any amendments or supplements thereto as may be necessary or advisable in order to cause the Disclosure Documents to become and remain effective as required by the SEC or federal, state or other applicable securities Laws. Pubco and Spinco shall prepare and mail or otherwise make available to the holders of Pubco Common Stock prior to the Distribution Date such information concerning Spinco and its businesses, operations and management, the Distribution and such other matters as Pubco shall reasonably determine and as may be required by Law. Pubco and Spinco will prepare, and Spinco will, to the extent required under applicable Law, file with the SEC, any such documentation and any requisite no-action letters which Pubco determines are necessary or desirable to effectuate the Distribution, and each of the Company, Pubco and Spinco shall each use its reasonable best efforts to obtain all necessary approvals from the SEC with respect thereto as soon as practicable. The Parties acknowledge and agree that the documents prepared and filed with the SEC pursuant to this Section 3.1(a) shall disclose the Intended Tax Treatment in the applicable U.S. federal income tax disclosure filed therewith and that such disclosure shall not assert any alternative tax treatment in respect of the Distribution. Pubco and Spinco shall take all such action as may be necessary or appropriate under the securities or blue sky Laws of the United States (and any comparable Laws under any foreign jurisdiction) in connection with the Distribution.

(b) The Exchange Agent. The Company and Spinco shall enter into an exchange agent agreement with the Exchange Agent or otherwise provide instructions to the Exchange Agent regarding the Distribution.

3.2 Conditions to the Reorganization and the Distribution.

(a) The consummation of the Reorganization and the Distribution will be subject to the satisfaction, or waiver, in whole or in part, by Pubco of each of the following conditions:

(i) an independent appraisal firm shall have delivered one or more opinions to the Pubco Board confirming the solvency of H-ES&R Holdings immediately after giving effect to the Reorganization (the “Solvency Opinion”);

(ii) the Spinco Common Stock to be delivered to the Company stockholders in the Distribution shall have been approved for listing on NYSE, subject to official notice of distribution;

(iii) the conditions set forth in Article VIII of the Merger Agreement shall have been satisfied or validly waived, in each case other than those conditions that, by their nature, are to be satisfied substantially contemporaneously with the Distribution and/or the Merger; provided that such conditions are capable of being satisfied at such time;

(iv) Buyer shall have irrevocably confirmed to Pubco and the Company that each condition in Section 8.3 of the Merger Agreement with respect to Buyer’s and Merger Sub’s obligations to effect the Merger (A) has been satisfied, (B) will be satisfied at the time of the Distribution and/or Merger or (C) subject to applicable Laws, is or has been waived by Buyer; and

(v) Amendment No. 16 to Third Amended and Restated Credit Agreement, dated as of November 5, 2025, among Pubco, Bank of America, N.A., as agent, and the lenders party thereto shall remain in effect in accordance with its terms.

(b) The foregoing conditions are for the sole benefit of Pubco and the Company and shall not give rise to or create any duty on the part of Pubco, the Pubco Board, the Company or the Company Board to waive or not to waive any such condition or in any way limit Pubco’s or the Company’s right to terminate this Agreement as set forth in this Agreement or the Merger Agreement or alter the consequences of any such termination from those specified in Article VIII of this Agreement or Article IX of the Merger Agreement.

3.3 The Distribution.

(a) Subject to the conditions and other terms contained in this Article III, the Company will cause the Exchange Agent on the Distribution Date to make the Distribution, including by crediting the appropriate number of shares of Spinco Common Stock to book entry accounts for each holder of Company Common Stock or designated transferee or transferees of such holder of Company Common Stock. For Company stockholders who own Company Common Stock through a broker or other nominee, their shares of Spinco Common Stock will be credited to their respective accounts by such broker or nominee. No action by any holder of Company Common Stock on the Record Date shall be necessary for such stockholder (or such stockholder’s designated transferee or transferees) to receive the applicable number of shares of Spinco Common Stock such stockholder is entitled to in the Distribution.

(b) In connection with the Distribution, the Company Board, in accordance with applicable Law, shall establish (or designate Persons to establish) the Record Date and the Distribution Date, and the Company shall establish appropriate procedures in connection with, and to effectuate in accordance with applicable Law, the Distribution. Except as otherwise provided in this Agreement, all shares of Spinco Common Stock held by the Company on the Distribution Date shall be distributed to the Record Holders in the manner determined by the Company and in accordance with Section 3.3(f). In accordance with Section 3.3(f), each Record Holder shall be entitled to receive for each share of the Company Common Stock held by such Record Holder a number of shares of Spinco Common Stock equal to the total number of shares of Company Common Stock held by such Record Holder on the Record Date multiplied by the Distribution Ratio (subject to reduction for any required Tax withholding).

(c) Record Holders who, after aggregating the number of shares of Company Common Stock (or fractions thereof) to which such stockholder would be entitled on the Record Date, would be entitled to receive a fraction of a share of Spinco Common Stock in the Distribution, will receive cash in lieu of fractional shares, without any interest thereon. Fractional shares of Spinco Common Stock will not be distributed in the Distribution nor credited to book-entry accounts. The Exchange Agent shall, as soon as practicable after the Distribution Date, (a) determine the number of whole shares and fractional shares of Spinco Common Stock allocable to each other Record Holder as of close of business on the Record Date, (b) aggregate all such fractional shares into whole shares and sell the whole shares obtained thereby in open market transactions at then prevailing trading prices on behalf of Record Holders who would otherwise be entitled to fractional share interests, and (c) distribute to each such Record Holder, or for the benefit of each such beneficial owner, such Record Holder’s or owner’s ratable share of the net proceeds of such sale, based upon the average gross selling price per share of Spinco Common Stock after making appropriate deductions for any amount required to be withheld for United States federal income tax purposes. Spinco shall bear the cost of brokerage fees and Transfer Taxes incurred in connection with these sales of fractional shares, which such sales shall occur as soon after the Distribution Date as practicable and as determined by the Exchange Agent. None of the Company, Spinco or the applicable Exchange Agent will guarantee any minimum sale price for the fractional shares of Spinco Common Stock. Neither the Company nor Spinco will pay any interest on the proceeds from the sale of fractional shares. The Exchange Agent will have the sole and absolute discretion to select the broker-dealers through which to sell the aggregated fractional shares and to determine when, how and at what price to sell such shares. Neither the Exchange Agent nor the selected broker-dealers will be Affiliates of the Company or Spinco.

(d) None of the Parties, nor any of their Affiliates, shall be liable to any Person in respect of any shares of Spinco Common Stock (or dividends or distributions with respect thereto) that are properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e) The Company, Spinco, the Exchange Agent, and any other applicable withholding agent, as applicable, shall be entitled to, and shall, deduct and withhold from the amounts payable or otherwise distributable pursuant to the Distribution such amounts as are required to be deducted and withheld with respect to the making of such payments or distributions under the Code or any provision of state, local, foreign or other tax Law. The Company and the Exchange Agent (and any other applicable withholding agent) shall be entitled to, and shall, withhold a sufficient (as reasonably determined by Spinco and Buyer) number of shares of Spinco Common Stock and either (i) sell or cause to be sold such shares of Spinco Common Stock to generate cash necessary to pay over the withholding tax, or (ii) pay the withholding tax using its own funds and retain such shares of Spinco Common Stock (provided that in no event shall the Company or any member of the Company Group elect the alternative set forth in this clause (ii) without the prior written consent of Buyer). To the extent any amounts or shares of Spinco Common Stock are deducted or withheld, such amounts and shares will be treated for all purposes of this Agreement or any other agreement as having been paid to, or distributed and received by, the Person to whom such amounts or shares would otherwise have been paid or distributed.

(f) Upon the consummation of the Distribution, the Company shall deliver to the Exchange Agent a global certificate or book-entry authorization representing the Spinco Common Stock being distributed in the Distribution, as the case may be, for the account of the Company stockholders that are entitled thereto. The Distribution shall be deemed to be effective upon written authorization from the Company to the Exchange Agent to proceed.

3.4 Listing Application. Prior to the Distribution Date, the Company and Spinco shall prepare and file with NYSE a listing application and related documents and shall take all such other actions with respect thereto as shall be necessary or desirable in order to cause NYSE to list on or prior to the Distribution Date, subject to the official notice of issuance, the Spinco Common Stock. Spinco shall list its shares for trading under such ticker symbol as shall be determined by Pubco.

3.5 Authorization of Spinco Common Stock to Accomplish the Distribution. Prior to the Distribution, the Company and Spinco shall take all necessary action required to file a Certificate of Amendment to the Certificate of Incorporation of Spinco with the Secretary of State of the State of Delaware, to increase the number of authorized shares of Spinco Common Stock such that the number of shares of Spinco Common Stock then outstanding shall be equal to the number of shares of Spinco Common Stock necessary to effect the Distribution and the other transactions contemplated by this Agreement.

ARTICLE IV

MUTUAL RELEASES; INDEMNIFICATION

4.1 Release of Pre-Distribution Claims.

(a) Spinco Release of the Company. Except as provided in Sections 4.1(c) and 4.1(d), effective as of the Distribution Time, Spinco does hereby, for itself and each other member of the Spinco Group and their respective successors and assigns, and to the extent permitted by Law, all Persons who at any time on or prior to the Distribution Time have been stockholders, directors, officers, managers, members, employees or agents of any member of the Spinco Group (in each case, in their respective capacities as such and only to the extent that such Persons assert claims through or on behalf of any member of the Spinco Group or their respective successors and assigns), remise, release and forever discharge (i) Buyer, the Company and the members of the Company Group, and their respective successors and assigns, and (ii) all Persons who at any time prior to the Distribution Time have been stockholders, directors, officers, agents or employees of any member of the Company Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, in each case from: (A) all Spinco Liabilities, (B) all Liabilities arising from or in connection with the transactions and all other activities to implement the Reorganization and the Distribution, the Merger and any of the other transactions, in each case, as contemplated by this Agreement, the Merger Agreement, any other Transaction Document or pursuant to the Internal Reorganization Plan, and (C) all Liabilities arising from or in connection with actions, inactions, events, omissions, conditions, facts or circumstances occurring or existing prior to the Distribution Time (whether or not such Liabilities cease being contingent, mature, become known, are asserted or foreseen, or accrue, in each case before, at or after the Distribution Time), in each case to the extent relating to, arising out of or resulting from the Spinco Business (including the Spinco Liabilities).

(b) Company and Buyer Release of Spinco. Except as provided in Sections 4.1(c) and 4.1(d), effective as of the Distribution Time, each of the Company and Buyer, does hereby, for itself and each other member of their respective Group, and their respective successors and assigns, and to the extent permitted by Law, all Persons who at any time on or prior to the Distribution Time have been stockholders, directors, officers, managers, members, employees or agents of any member of the Company Group (in each case, in their respective capacities as such and only to the extent that such Persons assert claims through or on behalf of any member of the Company Group or Buyer or their respective successors and assigns), remise, release and forever discharge (A) (i) Spinco and the members of the Spinco Group and their respective successors and assigns, and (ii) all Persons who at any time prior to the Distribution Time have been stockholders, directors, officers, agents or employees of any member of the Spinco Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from all Company Liabilities, (B) all Liabilities arising from or in connection with the transactions and all other activities to implement the Reorganization and the Distribution, the Merger and any of the other transactions, in each case, as contemplated by this Agreement, the Merger Agreement or any other Transaction Document, and (C) all Liabilities arising from or in connection with actions, inactions, events, omissions, conditions, facts or circumstances occurring or existing prior to the Distribution Time (whether or not such Liabilities cease being contingent, mature, become known, are asserted or foreseen, or accrue, in each case before, at or after the Distribution Time), in each case to the extent relating to, arising out of or resulting from the Company Business (including the Company Liabilities) (for the avoidance of doubt in the case of clauses (B) and (C) above, without any prejudice to any rights of the Company, Buyer or any of their respective Affiliates for indemnification in respect of Spinco Indemnified Taxes pursuant to this Agreement or the inclusion of the Tax Liability Amount in Indebtedness).

(c) Obligations Not Affected. Nothing contained in Section 4.1(a) or 4.1(b) shall impair or otherwise affect any right of any Person to enforce this Agreement, the Merger Agreement, any other Transaction Document or any agreements, arrangements, commitments or understandings that are specified in Section 2.3(b) as not to terminate as of the Distribution Time, in each case in accordance with its terms. Nothing contained in Section 4.1(a) or 4.1(b) shall release any Person from:

(i) any Liability provided in or resulting from any agreement among any members of the Company Group or any members of the Spinco Group that is specified in Section 2.3(b) as not to terminate as of the Distribution Time, or any other Liability specified in Section 2.3(b) as not to terminate as of the Distribution Time;

(ii) any Liability assumed, transferred, assigned or allocated to the Group of which such Person is a member in accordance with, or any other Liability of any member of any Group under, this Agreement, the Merger Agreement or any other Transaction Document; or

(iii) any Liability that the Parties may have with respect to (x) any payments required to be made pursuant to Section 2.6 or (y) any indemnification or contribution or other obligation pursuant to this Agreement, the Merger Agreement, any other Transaction Document or otherwise for claims brought against the Parties by Third Parties, which Liability shall be governed by the provisions of this Article IV and Article V, if applicable, and the appropriate provisions of this Agreement, the Merger Agreement and the Transaction Documents.

In addition, nothing contained in Section 4.1(a) or 4.1(b) shall release: (A) any member of the Company Group from honoring its existing obligations to indemnify any director, officer or employee of the Spinco Group who was a director, officer or employee of the Company or any member of the Company Group on or prior to the Distribution Time, to the extent such director, officer or employee is or becomes a named defendant in any Action with respect to which such director, officer or employee was entitled to such indemnification from a member of the Company Group pursuant to such existing obligations (it being understood that, if the underlying obligation giving rise to such Action is a Spinco Liability, Spinco shall indemnify Company for such Liability (including the Company’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this Article IV), or (B) any member of the Spinco Group from indemnifying any director, officer or employee of the Company Group who was a director, officer or employee of Spinco or any member of the Spinco Group at or prior to the Distribution Time, to the extent such director, officer or employee is or becomes a named defendant in any Action with respect to which such director, officer or employee was entitled to such indemnification from a member of the Spinco Group pursuant to then-existing obligations (it being understood that, if the underlying obligation giving rise to such Action is a Company Liability, the Company shall indemnify Spinco for such Liability (including Spinco’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this Article IV).

(d) No Claims. Spinco shall not make, and shall not permit any other member of the Spinco Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against the Company or any other member of the Company Group, or any other Person released pursuant to Section 4.1(a), with respect to any Liabilities released pursuant to Section 4.1(a). The Company shall not make, and shall not permit any other member of the Company Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against Spinco or any other member of the Spinco Group, or any other Person released pursuant to Section 4.1(b), with respect to any Liabilities released pursuant to Section 4.1(b). Buyer shall not make, and shall not permit any other member of the Company Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against Spinco or any other member of the Spinco Group, or any other Person released pursuant to Section 4.1(b), with respect to any Liabilities released pursuant to Section 4.1(b).

(e) Execution of Further Releases. At any time on or after the Distribution Time, at the request of either Party, the other Party shall cause each member of its respective Group to execute and deliver releases reflecting the provisions of this Section 4.1.

4.2 Indemnification by the Company. Except as otherwise specifically set forth in this Agreement or in any other Transaction Document, from and after the Distribution Time, to the fullest extent permitted by Law, the Company shall, and shall cause the other members of the Company Group to, indemnify, defend and hold harmless Spinco, each member of the Spinco Group and each of their respective past, present and future directors, officers, employees and agents, in each case in their respective capacities as such, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Spinco Indemnitees”), from and against any and all Losses of the Spinco Indemnitees relating to, arising out of or resulting from, directly or indirectly, any of the following items:

(a) any Company Liability;

(b) any Company Indemnified Taxes;

(c) any failure of the Company, any other member of the Company Group or any other Person to pay, perform or otherwise promptly discharge any Company Liabilities in accordance with their terms, whether prior to, on or after the Distribution Time;

(d) any breach by the Company or any other member of the Company Group of this Agreement after the Effective Time;

(e) except to the extent it relates to a Spinco Liability, any guarantee, indemnification or contribution obligation, surety bond or other credit support agreement, arrangement, commitment or understanding for the benefit of any member of the Company Group by any member of the Spinco Group that survives following the Distribution; and

(f) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, (i) with respect to any registration statement filed with the SEC (including any amendments or supplements thereto), required to be stated therein or necessary to make the statements therein not misleading, or (ii) with respect to any other Disclosure Document (including any amendments or supplements thereto), necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case only to the extent related to information supplied by Buyer or any of its Affiliates in writing expressly for the inclusion in such Disclosure Document.

Notwithstanding anything to the contrary herein, in no event will any Spinco Indemnitee have the right to seek indemnification from any member of the Company Group with respect to any claim or demand against any member of the Spinco Group for the satisfaction of the Spinco Liabilities.

4.3 Buyer Guaranty. Subject to the occurrence of, and effective upon, the Distribution Time:

(a) Buyer, in order to induce Spinco to execute and deliver this Agreement, hereby absolutely, unconditionally and irrevocably guarantees (the “Buyer Guaranty”) the Company’s indemnification obligations pursuant to Section 4.2. If the Company or any member of the Company Group (each, together with its successors, in its capacity as an obligor with respect to such obligations, a “Primary Obligor”) fails or refuses to pay or perform any such obligations, Buyer shall pay or perform such obligations promptly following such failure or refusal; provided that, before seeking payment or performance of any such obligations by Buyer, (x) Spinco shall have first demanded payment or performance (as the case may be) from the applicable Primary Obligor(s) in writing for such obligation(s) and (y) either (I) such written demand shall have been rejected in writing by such Primary Obligor(s) or (II) such obligation(s) shall have continued to not have been paid or performed (as the case may be) for a period of five (5) Business Days following such written demand, and shall not have been waived or extended by Spinco or the applicable Spinco Indemnitee.

(b) The Buyer Guaranty is a guarantee of payment and performance and not of collection and Buyer acknowledges and agrees that, subject to Section 4.3(a), no release or extinguishment of the Liabilities of a Primary Obligor (other than in accordance with the terms of this Agreement), whether by decree in any bankruptcy proceeding or otherwise, shall affect the continuing validity and enforceability of the Buyer Guaranty.

(c) The Buyer Guaranty shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the payment or performance, or any part thereof, of any of the obligations of a Primary Obligor subject to the Buyer Guaranty is rescinded or must otherwise be restored, returned or rejected for any reason, including upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Primary Obligor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Primary Obligor or any substantial part of its property, all as though such payments had not been made. The obligations of Buyer hereunder will not be affected, released, terminated, discharged or impaired, in whole or in part, by: (i) any modification of, or amendment or supplement to, this Agreement except any amendment executed by all of the parties hereto that expressly provides otherwise, (ii) any furnishing or acceptance of security or exchange or release of any security, (iii) the consolidation or merger of the Company or any member of the Company Group with or into any other entity or the sale, lease or disposition by the Company or any member of the Company Group of all or substantially all of its assets to any other entity or (iv) any change in the structure of Pubco, Spinco or any member of the Spinco Group.

(d) Without limiting the foregoing, following the Closing, Buyer agrees to (i) cause, and to take all actions to enable, the Company and the members of the Company Group to adhere to each provision of this Agreement which requires an act or omission on the part of the Company or any member of the Company Group and (ii) cause, and take all actions to enable, the Company and the Company Group to comply with their obligations under this Agreement.

4.4 Indemnification by Spinco. Except as otherwise specifically set forth in this Agreement or in any other Transaction Document, from and after the Distribution Time, to the fullest extent permitted by Law, Spinco shall, and shall cause the other members of the Spinco Group to, indemnify, defend and hold harmless the Company, each member of the Company Group and each of their respective past, present and future directors, officers, employees or agents, in each case in their respective capacities as such, and each of the heirs, executors, administrators, successors and assigns of any of the foregoing (collectively, the “Company Indemnitees”), from and against any and all Losses of the Company Indemnitees relating to, arising out of or resulting from, directly or indirectly, any of the following items:

(a) any Spinco Liability;

(b) any Spinco Indemnified Taxes;

(c) any failure of Spinco, any other member of the Spinco Group or any other Person to pay, perform or otherwise promptly discharge any Spinco Liabilities in accordance with their terms, whether prior to, on or after the Distribution Time;

(d) any breach by Spinco or any other member of the Spinco Group of this Agreement following the Distribution Time;

(e) except to the extent it relates to a Company Liability, any guarantee, indemnification or contribution obligation, surety bond or other credit support agreement, arrangement, commitment or understanding for the benefit of any member of the Spinco Group by any member of the Company Group that survives following the Distribution; and

(f) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, (i) with respect to any registration statement filed with the SEC (including any amendments or supplements thereto), required to be stated therein or necessary to make the statements therein not misleading, or (ii) with respect to any other Disclosure Document (including any amendments or supplements thereto), necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (but excluding any such Liabilities to the extent related to information supplied by Buyer in writing expressly for the inclusion in such Disclosure Document).

Notwithstanding anything to the contrary herein, in no event will any Company Indemnitee have the right to seek indemnification from any member of the Spinco Group with respect to any claim or demand against any member of the Company Group for the satisfaction of the Company Liabilities.

4.5 Indemnification Obligations Net of Insurance Proceeds and Other Amounts.

(a) The Parties intend that any Liability subject to indemnification, contribution or reimbursement pursuant to this Article IV or Article V will be net of Insurance Proceeds or other amounts actually recovered (net of any out-of-pocket costs or expenses incurred in the collection thereof and any Taxes incurred in connection therewith) from any Person by or on behalf of the Indemnitee in respect of any indemnifiable Liability. Accordingly, the amount which either the Company, Spinco or Buyer, as applicable (an “Indemnifying Party”), is required to pay to any Person entitled to indemnification or contribution hereunder (an “Indemnitee”) will be reduced by any Insurance Proceeds or other amounts actually recovered (net of any out-of-pocket costs or expenses incurred in the collection thereof and any Taxes incurred in connection therewith) from any Person by or on behalf of the Indemnitee in respect of the related Liability. If an Indemnitee receives a payment (an “Indemnity Payment”) required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives Insurance Proceeds or any other amounts in respect of such Liability, then within ten (10) calendar days of receipt of such Insurance Proceeds, the Indemnitee will pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the Insurance Proceeds or such other amounts (net of any out-of-pocket costs or expenses incurred in the collection thereof and any Taxes incurred in connection therewith) had been received, realized or recovered before the Indemnity Payment was made.

(b) The Parties agree that an insurer that would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of any provision contained in this Agreement or any other Transaction Document, have any subrogation rights with respect thereto, it being understood that no insurer or any other Third Party shall be entitled to a “windfall” (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification and contribution provisions hereof. Each of the Company and Spinco shall, and shall cause the members of their respective Group to, use commercially reasonable efforts (taking into account the probability of success on the merits and the cost of expending such efforts, including attorneys’ fees and expenses) to collect or recover any Insurance Proceeds that may be collectible or recoverable respecting the Liabilities for which indemnification or contribution may be available under this Article IV. Notwithstanding the foregoing, an Indemnifying Party may not delay making any indemnification payment required under the terms of this Agreement, or otherwise satisfying any indemnification obligation, pending the outcome of any Action to collect or recover Insurance Proceeds, and an Indemnitee need not attempt to collect any Insurance Proceeds prior to making a claim for indemnification or contribution or receiving any Indemnity Payment otherwise owed to it under this Agreement or any other Transaction Document.

(c) In no event shall any Party be entitled to double recovery for the same Loss from the indemnification provisions of this Agreement and any Transaction Document (including by being taken into account in the determination of the Final Net Working Capital or Final Company Debt). Notwithstanding anything herein to the contrary, Spinco shall not be required to indemnify any Company Indemnitees for any Liability pursuant to Section 4.3 if and to the extent such Liability was reflected in the calculation of the Final Net Working Capital or Final Company Debt.

4.6 Procedures for Indemnification of Third-Party Claims.

(a) Notice of Claims. If, at or following the Distribution Time, an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the Spinco Group or the Company Group of any claim or of the commencement by any such Person of any Action (collectively, a “Third-Party Claim”) with respect to which an Indemnifying Party may be obligated to provide indemnification to such Indemnitee pursuant to Section 4.2 or Section 4.4, or any other Section of this Agreement or any other Transaction Document, such Indemnitee shall give such Indemnifying Party written notice thereof as soon as practicable, but in any event within thirty (30) days (or sooner if the nature of the Third-Party Claim so requires) after becoming aware of such Third-Party Claim. Any such notice shall describe the Third-Party Claim in reasonable detail, including the facts and circumstances giving rise to such claim for indemnification, and include copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third-Party Claim. Notwithstanding the foregoing, the failure of an Indemnitee to provide notice in accordance with this Section 4.6(a) shall not relieve an Indemnifying Party of its indemnification obligations under this Agreement, except to the extent to which the Indemnifying Party is actually prejudiced by the Indemnitee’s failure to provide notice in accordance with this Section 4.6(a).

(b) Control of Defense. An Indemnifying Party may elect to defend (and seek to settle or compromise), at such Indemnifying Party’s own expense and with its own counsel, any Third-Party Claim; provided that, prior to the Indemnifying Party assuming and controlling the defense of such Third-Party Claim, it shall first confirm to the Indemnitee in writing that, assuming the facts presented to the Indemnifying Party by the Indemnitee are true, the Indemnifying Party shall indemnify the Indemnitee for any such damages to the extent resulting from, or arising out of, such Third-Party Claim. Notwithstanding the foregoing, if the Indemnifying Party assumes such defense and, in the course of defending such Third-Party Claim, (i) the Indemnifying Party discovers that the facts presented at the time the Indemnifying Party acknowledged its indemnification obligation in respect of such Third-Party Claim were not true in any material respect and (ii) such untruth provides a reasonable basis for asserting that the Indemnifying Party does not have an indemnification obligation in respect of such Third-Party Claim, then (A) the Indemnifying Party shall not be bound by such acknowledgment, (B) the Indemnifying Party shall promptly thereafter provide the Indemnitee written notice of its assertion that it does not have an indemnification obligation in respect of such Third-Party Claim and (C) the Indemnitee shall have the right to assume the defense of such Third-Party Claim. Within thirty (30) days after the receipt of a notice from an Indemnitee in accordance with Section 4.6(a) (or sooner, if the nature of the Third-Party Claim so requires), the Indemnifying Party shall provide written notice to the Indemnitee indicating whether the Indemnifying Party shall assume responsibility for defending the Third-Party Claim. If an Indemnifying Party elects not to assume responsibility for defending any Third-Party Claim or fails to notify an Indemnitee of its election within thirty (30) days after receipt of the notice from an Indemnitee as provided in Section 4.6(a), then the Indemnitee that is the subject of such Third-Party Claim shall be entitled to continue to conduct and control the defense of such Third-Party Claim.

(c) Allocation of Defense Costs. If an Indemnifying Party has elected to assume the defense of a Third-Party Claim, then such Indemnifying Party shall be solely liable for all fees and expenses incurred by it in connection with the defense of such Third-Party Claim and shall not be entitled to seek any indemnification or reimbursement from the Indemnitee for any such fees or expenses incurred by the Indemnifying Party during the course of the defense of such Third-Party Claim by such Indemnifying Party, regardless of any subsequent decision by the Indemnifying Party to reject or otherwise abandon its assumption of such defense. If an Indemnifying Party elects not to assume responsibility for defending any Third-Party Claim or fails to notify an Indemnitee of its election within thirty (30) days after receipt of a notice from an Indemnitee as provided in Section 4.6(a), and the Indemnitee conducts and controls the defense of such Third-Party Claim and the Indemnifying Party has an indemnification obligation with respect to such Third-Party Claim, then the Indemnifying Party shall be liable for all reasonable and documented fees and expenses incurred by the Indemnitee in connection with the defense of such Third-Party Claim.

(d) Right to Monitor and Participate. An Indemnitee that does not conduct and control the defense of any Third-Party Claim, or an Indemnifying Party that does not elect to defend any Third-Party Claim as contemplated hereby, nevertheless shall have the right to employ separate counsel (including local counsel as necessary) of its own choosing to monitor and participate in (but not control) the defense of any Third-Party Claim for which it is a potential Indemnitee or Indemnifying Party, but the fees and expenses of such counsel shall be at the expense of such Indemnitee or Indemnifying Party, as the case may be, and the provisions of Section 4.6(c) shall not apply to such fees and expenses.

(e) No Settlement. Neither Party may settle or compromise any Third-Party Claim for which either Party is seeking to be indemnified hereunder without the prior written consent of the other Party, which consent may not be unreasonably withheld, unless such settlement or compromise is solely for monetary damages that are fully payable by the settling or compromising Party, does not involve any admission, finding or determination of wrongdoing or violation of Law by the other Party and provides for a full, unconditional and irrevocable release of the other Party from all Liability in connection with the Third-Party Claim.

(f) Tax Matters. The provisions of Section 4.7(d), rather than this Section 4.6, shall govern Tax Claims and the conduct of any Tax Proceeding.

4.7 Tax Matters.

(a) Liability for Taxes. From and after the Closing, the Company shall be liable for any Company Indemnified Taxes and Spinco shall be liable for any Spinco Indemnified Taxes. Other than as provided in Section 4.2(b), Section 4.4(b) and this Section 4.7, each Party is responsible for its own Taxes as imposed under applicable Law, and no indemnification shall be provided under this Agreement by either Party with respect to Taxes. Upon written demand from the other Party, Spinco or the Company, as applicable, shall timely pay (or cause to be timely paid) to the other Party the amount of any Spinco Indemnified Taxes or Company Indemnified Taxes, respectively, no later than three (3) Business Days prior to the date that such Taxes are due to the applicable Tax authority; provided that no such payment shall be required to be made any earlier than three (3) Business Days after Spinco or the Company, as applicable, receives such written demand.

(b) Transfer Taxes. Spinco shall be liable for any Transfer Taxes incurred in connection with the Holding Company Merger, the Reorganization and the Distribution, and all Transfer Taxes imposed on the Merger shall be borne fifty percent (50%) by Spinco and fifty percent (50%) by Buyer. The Parties agree to cooperate to minimize or eliminate any Transfer Taxes to the maximum extent permitted by applicable Law. The Party legally required to do so (or Buyer, if no responsible party is specified under applicable Law) shall file all necessary Tax Returns and other documentation with respect to any Transfer Taxes and pay any such Transfer Taxes to the applicable Governmental Authority, and the other Parties shall cooperate in connection with the filing of such Tax Returns. If one Party incurs Transfer Taxes that are the responsibility of the other Party pursuant to this Section 4.7(b), the Party responsible for such Transfer Taxes shall pay to the other Party the amount of such Transfer Taxes at least three (3) Business Days before such Transfer Taxes become due and payable.

(c) Tax Returns.

(i) The Parties acknowledge and agree that they will file all Tax Returns consistent with the Intended Tax Treatment and will not make any statement or take any position on any Tax Return, in any audit or other Tax Proceeding by any Governmental Authority, or otherwise, except to the extent otherwise required (A) due to any modification to or amendment of the Internal Reorganization Plan in accordance with Section 2.1(c) or otherwise, or any deviation from the Internal Reorganization Plan in the implementation of the Holding Company Merger, the Reorganization or the Distribution, or (B) pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any similar provision of state, local or non-U.S. Law).

(ii) The Company will prepare any Company Consolidated Group Returns that are first due after the Closing Date (taking into account any extensions of time to file) (each, a “Company-Prepared Return”), and Spinco will, and will cause the relevant members of the Spinco Group to, consent to join in the filing of such Company-Prepared Returns.

(iii) If any Company-Prepared Return is reasonably expected to result in (a) Spinco becoming responsible for payment of a Spinco Indemnified Tax or (b) an increase to the Tax Liability Amount if the Company Debt has not been finally determined pursuant to Section 2.6, the Company shall submit a draft of such Company-Prepared Return to Spinco at least twenty (20) days prior to the due date for filing such Tax Return (taking into account any extensions of time to file), and the Company shall incorporate any comments provided by Spinco with respect to such Spinco Indemnified Taxes (or Tax Liability Amount if the Company Debt has not been finally determined pursuant to Section 2.6) with which the Company agrees; provided that, notwithstanding the foregoing, the Company shall not be required to deliver a draft of any Company-Prepared Return to Spinco unless and until Spinco has provided the Company with all records or other information relating to the Spinco Group as is reasonably necessary for the completion of such Company-Prepared Return; provided, further, that if the Company and Spinco are unable to resolve any disagreement over any such comments, the Company shall be entitled to file the Company-Prepared Return reflecting only the agreed comments from Spinco, and thereafter any comments on which the Company and Spinco disagree shall be referred to, and finally and conclusively resolved by, the Independent Accounting Firm in accordance with the dispute resolution procedure set forth in Section 2.6, mutatis mutandis (provided that it is agreed and understood that any decision of the Independent Accounting Firm shall be consistent with the terms of this Agreement), and the Company shall amend the previously filed Company-Prepared Return if necessary to reflect the determination of the Independent Accounting Firm.

(d) Tax Claims.

(i) From and after the Closing, the Company and Spinco shall each promptly notify the other after receipt by such Party or any of its Affiliates of any Tax Claim that could reasonably be expected to result in the other Party becoming responsible for a payment of a Spinco Indemnified Tax or Company Indemnified Tax, as applicable. Such notice shall specify in reasonable detail the basis for such Tax Claim and shall include a copy of the relevant portion of any correspondence received from any Governmental Authority.

(ii) The Company shall control any Tax Proceeding of or against any member of the Company Group or any Company Consolidated Group; provided, however, that if such Tax Proceeding involves any Tax Claim described in Section 4.7(d)(i), the Company shall (i) keep Spinco reasonably informed of material developments with respect to such Tax Claim to the extent such developments reasonably relate to a Spinco Indemnified Tax; (ii) reasonably consult with Spinco before taking any significant or material action in connection with such Tax Claim to the extent such action reasonably relates to a Spinco Indemnified Tax; and (iii) not settle, compromise or abandon such Tax Claim without Spinco’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) to the extent such settlement, compromise or abandonment would result in Spinco becoming responsible for a payment of a Spinco Indemnified Tax.

(e) Cooperation on Taxes.

(i) From and after the Closing, the Company and Spinco shall reasonably cooperate and shall cause their respective Affiliates and Representatives to reasonably cooperate in connection with the preparation and filing of all Tax Returns relating to any tax period (or portion thereof) ending before the Closing Date, including (A) making available to each other their respective employees on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder and (B) maintaining (until the applicable statute of limitations) and making available to each other all records or other information reasonably necessary in connection with Taxes of the Spinco Group, the Company Group or any Company Consolidated Group and in resolving all disputes and audits relating to Taxes allocable to a tax period (or portion thereof) ending before the Closing Date.

(ii) Any and all Tax sharing, Tax allocation, Tax indemnity or similar agreements or arrangements (including any advance pricing agreement, closing agreement or other similar written agreement relating to Taxes with any Governmental Authority, but excluding (i) customary commercial Contracts the primary purpose of which is unrelated to Taxes and (ii) this Agreement and any other Transaction Document) between any member of the Company Group, on the one hand, and any member of the Spinco Group, on the other hand, shall be terminated as of the Distribution Date, and after the Distribution Date none of Spinco, the Company or any of their respective Affiliates shall be bound thereby, have any Liability thereunder, or be obligated to make any payment thereunder.

(f) Certain Elections. No election under Section 336(e) of the Code (or any similar provision of applicable state or local income Tax Law) shall be made with respect to the Distribution.

(g) Employer Identification Number. The Parties acknowledge and agree that as a result of the Holding Company Merger, H-ES&R Holdings shall succeed to the employer identification number issued by the Internal Revenue Service to Pubco, and a new employer identification number shall be obtained from the Internal Revenue Service for the Company.

(h) Straddle Period. For purposes of this Agreement, in the case of any Straddle Period: (i) the amount of any Taxes not described in the immediately following clause (ii) (including Taxes based upon or measured by income, receipts, payments or payroll) of a member of the Company Group for the portion of any Straddle Period ending on the Closing Date shall be determined based on an interim closing of the books as of the close of business on the Closing Date; and (ii) the amount of any property Taxes or other Taxes imposed on a periodic basis of a member of the Company Group for the portion of the Straddle Period ending on the Closing Date shall be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. The taxable period of any Subsidiary that is a partnership, any other “flow-through entity” or a “controlled foreign corporation” shall be deemed to end on the Closing Date.

4.8 Additional Matters.

(a) Timing of Payments. Indemnification or contribution payments in respect of any Liabilities for which an Indemnitee is entitled to indemnification or contribution under this Article IV shall be paid reasonably promptly (but in any event within thirty (30) days of the final determination of the amount that the Indemnitee is entitled to indemnification or contribution under this Article IV) by the Indemnifying Party to the Indemnitee as such Liabilities are incurred upon demand by the Indemnitee, including reasonably satisfactory documentation setting forth the basis for the amount of such indemnification or contribution payment, including documentation with respect to calculations made and consideration of any Insurance Proceeds that actually reduce the amount of such Liabilities. The indemnity and contribution provisions contained in this Article IV shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnitee and (ii) the knowledge by the Indemnitee of Liabilities for which it might be entitled to indemnification hereunder. In the event of any conflict between this Section 4.8(a), on the one hand, and Section 4.7(a), on the other hand, Section 4.7(a) shall control.

(b) Notice of Direct Claims. Any claim for indemnification or contribution under this Agreement that does not result from a Third-Party Claim shall be asserted by written notice given by the Indemnitee to the applicable Indemnifying Party; provided that the failure by an Indemnitee to so assert any such claim shall not prejudice the ability of the Indemnitee to do so at a later time, except to the extent (if any) that the Indemnifying Party is actually prejudiced thereby. Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If the Indemnifying Party objects to the applicable claim, in whole or in part, or if such Indemnifying Party does not respond within such thirty (30)-day period, then such Indemnitee shall be free to pursue such remedies as may be available to such Indemnitee as contemplated by this Agreement, without prejudice to its continuing rights to pursue indemnification hereunder.

(c) Pursuit of Claims Against Third Parties. If (i) a Party incurs any Liability arising out of this Agreement or any other Transaction Document, (ii) an adequate legal or equitable remedy is not available for any reason against the other Party to satisfy the Liability incurred by the incurring Party, and (iii) a legal or equitable remedy may be available to the other Party against a Third Party for such Liability, then the other Party shall use its commercially reasonable efforts to cooperate with the incurring Party, at the incurring Party’s expense, to permit the incurring Party to obtain the benefits of such legal or equitable remedy against the Third Party.

(d) Subrogation. In the event of payment by or on behalf of any Indemnifying Party to any Indemnitee in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim or against any other Person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

(e) Substitution. In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or Indemnifying Party shall so request, the Parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution or addition cannot be achieved for any reason or is not requested, the named defendant shall allow the Indemnifying Party to manage the Action as set forth in Section 4.6 and this Section 4.8(e), and the Indemnifying Party shall fully indemnify the named defendant against all reasonable costs of defending the Action (including court costs, sanctions imposed by a court, attorneys’ fees, experts fees and all other external expenses), the costs of any judgment or settlement and the cost of any interest or penalties relating to any judgment or settlement.

(f) Mitigation. The common law principles of the State of Delaware with respect to the mitigation of damages shall apply to this Agreement and each Transaction Document.

4.9 Right of Contribution.

(a) Contribution. If any right of indemnification contained in Section 4.2 or Section 4.4 is held unenforceable or is unavailable for any reason, or is insufficient to hold harmless an Indemnitee in respect of any Liability for which such Indemnitee is entitled to indemnification hereunder, then the Indemnifying Party shall contribute to the amounts paid or payable by the Indemnitees as a result of such Liability (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the members of its applicable Group, on the one hand, and the Indemnitees entitled to contribution, on the other hand, as well as any other relevant equitable considerations.

(b) Allocation of Relative Fault. Solely for purposes of determining relative fault pursuant to this Section 4.9: (i) any fault associated with the Spinco Liabilities shall be deemed to be the fault of Spinco and the other members of the Spinco Group, and no such fault shall be deemed to be the fault of any Company Indemnitee; and (ii) any fault associated with the Company Liabilities shall be deemed to be the fault of the Company and the other members of the Company Group, and no such fault shall be deemed to be the fault of any Spinco Indemnitee.

4.10 Covenant Not to Sue. Each Party hereby covenants and agrees that none of it, the members of such Party’s Group or any Person claiming through it shall bring suit or otherwise assert any claim against any Indemnitee, or assert a defense against any claim asserted by any Indemnitee, before any court, arbitrator, mediator or administrative agency anywhere in the world, alleging that: (a) the assumption of any Spinco Liabilities by Spinco or a member of the Spinco Group on the terms and conditions set forth in this Agreement is void or unenforceable for any reason; (b) the assumption of any Company Liabilities by the Company or a member of the Company Group on the terms and conditions set forth in this Agreement is void or unenforceable for any reason; or (c) the provisions of this Article IV are void or unenforceable for any reason.

4.11 Survival of Indemnities. The rights and obligations of each of the Company and Spinco and their respective Indemnitees under this Article IV shall survive (a) the sale or other transfer by either Party or any member of their applicable Group of any assets or businesses or the assignment by it of any Liabilities or (b) any merger, consolidation, business combination, sale of all or substantially all of its assets, restructuring, recapitalization, reorganization or similar transaction involving either Party or any of the members of their applicable Group.

4.12 Exclusive Remedy. The indemnification provisions of this Article IV shall be the sole and exclusive remedy of an Indemnitee for any monetary or compensatory damages or losses for any breach of any representation, warranty, covenant or other claim arising out of or relating to this Agreement or the transactions contemplated hereby. In furtherance of the foregoing, each of the Parties hereby waives, for itself and its respective Group members, successors and assigns, to the fullest extent permitted under applicable Law, any and all rights, claims or remedies such Person or any of its applicable Group members may have against the other Party and its applicable Group members, successors and assigns for any monetary or compensatory damages or losses for any breach of any representation, warranty, covenant or other claim arising out of or relating to this Agreement, other than the right to seek indemnity pursuant to this Article IV. For the avoidance of doubt, the foregoing does not affect (a) a Party’s right to seek specific performance under this Agreement as provided in Section 9.11, (b) a Party’s right to exercise all of their rights and seek all damages available to them under Law in the event of claims or causes of action arising from actual and intentional fraud or (c) the Merger Agreement or any other Transaction Document that expressly contains indemnification, damages, specific performance or other remedy provisions.

4.13 Management of Actions. This Section 4.13 shall govern the direction of pending and future Actions in which members of the Spinco Group or the Company Group are named as parties, but shall not alter the allocation of Liabilities set forth in Article II unless expressly set forth in this Section 4.13.

(a) Management of Spinco-Controlled Actions. Subject to Section 4.7(d), from and after the Distribution Time, the Spinco Group shall direct the defense or prosecution of any Actions that constitute only Spinco Liabilities (collectively, the “Spinco-Controlled Actions”). If an Action that constitutes solely a Spinco-Controlled Action is commenced after the Distribution Time naming a member of the Company Group as a party thereto, then Spinco shall use its commercially reasonable efforts to cause such member of the Company Group to be removed as a party to such Spinco-Controlled Action. Neither Spinco, on the one hand, or the Company or Buyer, on the other hand, shall add the other to any Action pending as of the Distribution Time without the prior written consent of such other Party.

(b) Management of the Company-Controlled Actions. From and after the Distribution Time, the Company Group shall direct the defense or prosecution of any Actions that constitute only Company Liabilities (collectively, the “Company-Controlled Actions”). If an Action that constitutes solely a Company-Controlled Action is commenced after the Distribution Time naming a member of the Spinco Group as a party thereto, then the Company shall use its commercially reasonable efforts to cause such member of the Spinco Group to be removed as a party to such Company-Controlled Action.

(c) Management of Actions Naming Both Spinco and the Company. From and after the Distribution Time, in the event that one or more member(s) of the Spinco Group and one or more member(s) of the Company Group is named in an Action that is neither a Spinco-Controlled Action nor a Company-Controlled Action (a “Separate Action”), then subject to Section 4.7(d), each of Spinco and the Company shall be entitled to assume their own defense and select counsel of their own choosing to defend their respective interests in such Separate Action. Spinco and the Company shall consult in good faith with each other regarding the management of the defense of each Separate Action.

(d) Management of Mixed Actions. From and after the Distribution Time, any Action that (i) constitutes both a Spinco Liability and a Company Liability and (ii) does not constitute a Spinco-Controlled Action, a Company-Controlled Action or a Separate Action (a “Mixed Action”) shall be managed by the Party with the greater financial exposure with respect thereto (taking into account the provisions of this Article IV), as determined in good faith by the Company and Spinco; provided that any outside counsel employed by a Party managing the Action with respect thereto shall be subject to the approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed); provided, further, that if the Action involves the pursuit of any criminal or civil regulatory sanctions or penalties or seeks equitable or injunctive relief against any Party or Subsidiary of a Party, that Party shall be entitled to control the defense of the claim against such Party. The Company and Spinco shall reasonably cooperate and consult with each other, and to the extent necessary or advisable, maintain a joint defense in a manner that would preserve for the Company and Spinco and their respective Group members any attorney-client privilege, joint defense or other privilege with respect to the Mixed Actions. The Party managing such Mixed Action shall on a quarterly basis, or if a material development occurs as soon as reasonably practicable thereafter, inform the other Party of the status of, and developments relating to, any Mixed Action and provide copies of any material document, notices or other materials related to such Mixed Action; provided that the failure to provide any such information shall not be a basis for liability of a Party managing such Mixed Action except and solely to the extent the other Party shall have been actually prejudiced thereby. Notwithstanding anything to the contrary herein, the Company and Spinco may jointly retain counsel (in which case the cost of counsel shall be shared equally by the Company and Spinco) or retain separate counsel (in which case each Party will bear the cost of its separate counsel) with respect to any Mixed Action; provided that the Company and Spinco shall share discovery and other joint litigation costs in proportion to their respective expected financial exposure (in the case of Actions that constitute both a Spinco Liability, on the one hand, and a Company Liability, on the other hand) or respective expected financial recovery. Notwithstanding anything to the contrary herein, (A) if a judgment is obtained with respect to a Mixed Action, the Company and Spinco shall endeavor in good faith to allocate the Liabilities in respect of such judgment between them based on the proportion of such Liabilities attributable to the Company Business and the Spinco Business and (B) if a recovery is obtained with respect to a Mixed Action, the Company and Spinco shall endeavor in good faith to allocate the assets in respect of such recovery between them based on their respective injuries. A Party that is not named as a defendant in a Mixed Action may elect to become a party to such Mixed Action, and the Party named in such Mixed Action shall reasonably cooperate to have such first Party named in such Mixed Action.

(e) Delegation of Rights of Recovery. To the maximum extent permitted by applicable Law, the rights to recovery of each Party’s Subsidiaries in respect of any past, present or future Action are hereby delegated to such Party. It is the intent of the Parties that the foregoing delegation shall satisfy any Law requiring such delegation to be effected pursuant to a power of attorney or similar instrument. The Parties and their respective Subsidiaries shall execute such further instruments or documents as may be necessary to effect such delegation.

(f) Tax Matters Coordination. In the event of any conflict between the provisions of this Section 4.13 and Section 4.14, on the one hand, and the provisions of Section 4.7(d), on the other hand, Section 4.7(d) shall control.

4.14 Settlement of Actions. No Party managing an Action pursuant to Section 4.13 shall settle or compromise such Action (other than the Company with respect to the Company-Controlled Actions and Spinco with respect to the Spinco-Controlled Actions) without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), except that if the Party managing the Action is indemnifying the other Party, such managing Party may nevertheless settle such Action without such consent, unless such settlement or compromise would (a) result in any non-monetary remedy or relief being imposed upon any member of the other Party’s Group or (b) contain or involve an admission or statement providing for or acknowledging any liability or criminal wrongdoing on behalf of the other Party’s Group or any of its Affiliates. No settlement or compromise in respect of any Action shall be made or consented to by any Party not managing an Action pursuant to Section 4.13 without the express written consent of the Party managing such Action.

4.15 Limitation on Certain Damages. Notwithstanding anything to the contrary in this Agreement, and except to the extent such losses are found by a court of competent jurisdiction to be owed to an unaffiliated third party in connection with a Third-Party Claim, no Party nor its respective Group members shall be liable under this Agreement or any other Transaction Document to the other Party for any Losses that are punitive, incidental, consequential, exemplary, remote, speculative or similar damages (including loss of future profits, revenue or income), whether or not advised of the possibility of such damages and whether or not such damages are reasonably foreseeable.

ARTICLE V

CERTAIN OTHER MATTERS

5.1 Insurance Matters.

(a) In no event shall Spinco, any other member of the Spinco Group (including Pubco) or any Spinco Indemnitee, from and after the Distribution Time, have Liability or obligation whatsoever to Buyer or any of its Subsidiaries or any member of the Company Group in the event that (i) any insurance policy or insurance policy-related Contract shall be terminated or otherwise cease to be in effect for any reason, shall be unavailable or inadequate to cover any Liability of any member of the Company Group for any reason whatsoever or shall be cancelled, not renewed or not extended beyond the current expiration date, or (ii) any insurer declines, denies, delays or obstructs any claim payment.

(b) With the sole exception of occurrences arising prior to the Distribution Time for third-party occurrence-based policies, and claims arising prior to the Distribution Time for third-party claims-made policies, and which would be otherwise covered under insurance policies of Spinco or any member of the Spinco Group (including Pubco) in place as of the Distribution Time (collectively, the “Covered Policies”) from and after the Distribution Time, the Company, any member of the Company Group or its employees (including former or inactive employees) shall cease to be insured by, shall have no access or availability to or under, shall not be entitled to make claims on or under and shall not be entitled to claim benefits from or seek coverage under, and shall not have any rights to or under, any of Spinco’s or any member of the Spinco Group’s (including Pubco’s) insurance policies or any of their respective self-insured programs in place immediately prior to the Distribution Time. For occurrences arising prior to the Distribution Time that are covered by occurrence-based Covered Policies and for claims arising prior to the Distribution Time that are covered by claims-made Covered Policies, Spinco will use commercially reasonable efforts to provide the Company with access to, and the Company may make claims under, the Covered Policies, but solely to the extent that such policies provided coverage for members of the Company Group or the Company Business as of immediately prior to the Distribution Time; provided that such access to, and the right to make claims under, such insurance policies, shall be subject to the terms, conditions and exclusions of such insurance policies, including any limits on coverage or scope, any deductibles, self-insured retentions and other fees and expenses, and shall be subject to the following additional conditions:

(i) the Company and Buyer shall notify Spinco, as promptly as practicable, of any incident, circumstance or occurrence that may lead to a claim made by the Company pursuant to this Section 5.1(b);

(ii) the Company shall reimburse Spinco and the members of the Spinco Group (including Pubco) for all claim-related costs incurred by Spinco or any member of the Spinco Group on or after the Distribution Time that arise from claims made by the Company, any member of the Company Group, any of their respective employees or any Third Party prior to the Distribution Time under the Covered Policies, including overhead, claim handling and administrative costs, taxes, surcharges, state assessments and other related costs. Buyer, the Company and the members of the Company Group shall indemnify, hold harmless and reimburse Spinco and the members of the Spinco Group for any deductibles, self-insured retention, fees, indemnity payments, settlements, judgments, legal fees, allocated claims expenses and claim handling fees, and other expenses incurred by Spinco or any members of the Spinco Group to the extent resulting from any access to, or any claims made by the Company or any other members of the Company Group under the Covered Policies pursuant to this Section 5.1(b), whether such claims are made by the Company, its employees or Third Parties;

(iii) the Company shall exclusively bear (and neither Spinco nor any members of the Spinco Group shall have any obligation to repay or reimburse the Company or any member of the Company Group for) and shall be liable for all excluded, uninsured, uncovered, unavailable or uncollectible amounts (including where any insurer declines, denies, delays or obstructs any claim payment) of all such claims made for the benefit of the Company or any member of the Company Group, under the Covered Policies as provided for in this Section 5.1(b). Where a policy includes a reinstatement of limits, in the event an insurance policy aggregate is exhausted, or believed likely to be exhausted, due to noticed claims, Buyer and the Company Group, on the one hand, and the Spinco Group, on the other hand, shall be responsible for their pro rata portion of the reinstatement premium, if any, based upon the losses of such Group submitted to Spinco’s insurance carrier(s) (including any submissions prior to the Distribution Time). To the extent that the Spinco Group, on the one hand, or Buyer and the Company Group, on the other hand, is allocated more than its pro rata portion of such premium due to the timing of losses submitted to Spinco’s insurance carrier(s), the other party shall promptly pay the first party an amount so that each Group has been properly allocated its pro rata portion of the reinstatement premium. Subject to the following sentence, Spinco, on the one hand, or the Company or Buyer, on the other hand, may elect not to reinstate the policy aggregate even if available. In the event that Spinco, on the one hand, or the Company or Buyer, on the other hand, elects not to reinstate the policy aggregate, it shall provide prompt written notice to the other Party and shall have no rights to claim against or have any benefit from the reinstated limits. If either Spinco, on the one hand, or the Company or Buyer, on the other hand, elects to reinstate the policy aggregate, such Party shall be responsible for all reinstatement premiums and other costs associated with such reinstatement to the extent such Party has received notice from the other Party that such other Party does not elect to reinstate the limits; and

(iv) for the occurrence-based worker’s compensation, automobile liability, and commercial general liability policies that the Company is permitted to access under this Section 5.1, Buyer and the Company will post collateral in a form acceptable to the relevant insurers and in an amount proportional to the amount of collateral needs under these policies reasonably attributable to the members of the Company Group and not the Spinco Group.

In the event that any member of the Spinco Group incurs any losses, damages or Liability prior to or in respect of the period prior to the Distribution Time for which such member of the Spinco Group is entitled to coverage under the Company’s third-party insurance policies, the same process pursuant to this Section 5.1(b) shall apply, substituting “Company” and/or “Buyer” for “Spinco” (as applicable) and “Spinco” for “Company” and/or “Buyer,” including for purposes of the first sentence of Section 5.1(e).

(c) Neither the Company nor any member of the Company Group, in connection with making a claim under any insurance policy of Spinco or any member of the Spinco Group pursuant to this Section 5.1, shall take any action that would be reasonably likely to: (i) have a material and adverse impact on the then-current relationship between Spinco or any member of the Spinco Group, on the one hand, and the applicable insurance company, on the other hand; (ii) result in the applicable insurance company terminating or materially reducing coverage, or materially increasing the amount of any premium owed by Spinco or any member of the Spinco Group under the applicable insurance policy; or (iii) otherwise compromise, jeopardize or interfere in any material respect with the rights of Spinco or any member of the Spinco Group under the applicable insurance policy; provided that the Company’s, any member of the Company Group’s, any of their respective employees’ or any Third Party’s making of a claim pursuant to Section 5.1(b)(ii) shall not be deemed to be an action that triggers the foregoing clause (i), (ii) or (iii).

(d) Any payments, costs, adjustments or reimbursements to be paid by the Company pursuant to this Section 5.1 shall be billed quarterly and payable within thirty (30) days from receipt of an invoice from Spinco. Spinco shall retain the exclusive right to control its insurance policies and programs, including the right to exhaust, settle, release, commute, buyback or otherwise resolve disputes with respect to any of its insurance policies and programs and to amend, modify or waive any rights under any such insurance policies and programs, notwithstanding whether any such policies or programs apply to any Company Liabilities and/or claims the Company has made or could make in the future, and no member of the Company Group shall erode, exhaust, settle, release, commute, buyback or otherwise resolve disputes with Spinco’s insurers with respect to any of the insurance policies of Spinco or any member of the Spinco Group and programs, or amend, modify or waive any rights under any such insurance policies and programs; provided, Spinco shall obtain prior written consent from Buyer or the Company, which may be withheld at Buyer’s or the Company’s sole discretion for any reason to amend, commute or terminate any of the Covered Policies. The Company shall cooperate with Spinco in good faith and share such information as is reasonably necessary in order to permit Spinco to manage and conduct its insurance matters as Spinco deems appropriate.

(e) This Agreement shall not be considered as an attempted assignment of any policy of insurance or as a Contract of insurance and shall not be construed to waive any right or remedy of any member of the Spinco Group (including Pubco) in respect of any insurance policy or any other Contract or policy of insurance.

(f) The Company does hereby, for itself and each other member of the Company Group, agree that no member of the Spinco Group shall have any Liability whatsoever as a result of the insurance policies and practices of Spinco and the members of the Spinco Group (including Pubco) as in effect at any time, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, or the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise.

5.2 Post-Distribution Time Conduct. The Parties acknowledge that, after the Distribution Time, the Company Group shall be independent of the Spinco Group, with responsibility for its own actions and inactions and its own Liabilities relating to, arising out of or resulting from the conduct of its business, operations and activities following the Distribution Time, except as may otherwise be provided in the Merger Agreement or any Transaction Document, and the Company Group shall (except as otherwise provided in Article IV) use commercially reasonable efforts to prevent such Liabilities from being inappropriately borne by the Spinco Group.

5.3 Employee and Benefit Plan Matters.

(a) Employees.

(i) Prior to the Distribution Date, Pubco shall, or shall cause the Company or Spinco, as applicable, to (A) transfer the employment of each Spinco Group Employee and each Disability Employee who is employed by a member of the Company Group, if any, to a member of the Spinco Group and (B) transfer the employment of each Company Group Employee (other than any Disability Employee) who is employed by a member of the Spinco Group, if any, to a member of the Company Group.

(ii) Buyer shall, or shall cause one of its Affiliates (or, in the case of the Indian Offer Employees (as defined on Schedule 1.1(d)), a third party employer entity engaged by Buyer or one of its Affiliates), to offer employment to each Offer Employee no fewer than ten (10) Business Days prior to the Distribution Date (or, in the case of the Indian Offer Employees (as defined on Schedule 1.1(d)), the end of the Service Term (as defined in the Transition Services Agreement) for Indian Offer Employee services), and such offer shall comply with the requirements of this Section 5.3(a)(ii) and Section 5.3(b). Following the date hereof, Buyer, Pubco and their applicable Affiliates will cooperate in good faith to determine whether the employment transfers contemplated by this Section 5.3(a)(ii) should be effectuated by way of a tripartite agreement with the Indian Offer Employees. All such offers of employment (and, if applicable, tripartite agreements) shall provide that the Offer Employee’s employment with Buyer or its applicable Affiliate will commence on (but not prior to) the Closing Date (or, in the case of the Indian Offer Employees, the end of the Service Term for Indian Offer Employee services). Each Offer Employee who accepts the offer of employment provided pursuant to this Section 5.3(a)(ii) and commences employment with Buyer or its applicable Affiliate on the Closing Date shall become a Company Group Employee as of the Closing Date (or, in the case of the Indian Offer Employees, the end of the Service Term for Indian Offer Employee services).

(iii) No later than five (5) Business Days prior to the Distribution Date, Pubco shall provide Buyer with a list of each Disability Employee that includes each Disability Employee’s name, email address, position, base salary or wage rate, and work location. Upon Buyer’s request, Pubco will provide Buyer with such other employment-related information about each Disability Employee as is reasonably necessary for Buyer to prepare an offer of employment, subject to applicable privacy Laws. Buyer shall, or shall cause one of its Affiliates, to offer employment to each Disability Employee who is included on the list delivered by Pubco pursuant to this Section 5.3(a) no fewer than ten (10) Business Days following the Distribution Date, and such offer shall comply with the requirements of this Section 5.3(a)(iii) and Section 5.3(b). All such offers of employment shall provide that the Disability Employee’s employment with Buyer or its applicable Affiliate will commence on (but not prior to) the date such employee returns to active employment (such date, the “Return Date”) and shall be contingent on the Return Date occurring prior to the first anniversary of the Distribution Date (or such longer period during which the applicable Disability Employee has a right to return to work under applicable Law).

(b) Employee Protections.

(i) Through the first anniversary of the Distribution Date (or, if shorter, during the period of employment with Buyer), Buyer shall provide, or shall cause to be provided, to each Company Group Employee: (A) a base salary or wage rate that is not less than the base salary or wage rate provided to such employee immediately prior to the Closing Date, (B) target cash and equity incentive compensation opportunities in amounts no less favorable than the target cash and equity incentive compensation opportunities enjoyed by similarly situated employees of Buyer, and (C) other compensation and benefits that are substantially comparable, in the aggregate, to the compensation and benefits (other than the compensation described in clauses (A) and (B), and defined benefit pension benefits) provided to the employee immediately prior to the Closing Date.

(ii) With respect to each Company Group Employee, (A) if such Company Group Employee received a fiscal year 2025 annual equity award from Pubco pursuant to the Pubco Stock Plans (each, an “LTI Eligible Employee”) and experiences a “qualifying termination” (as defined on Schedule 5.3(b)(ii)) during the period from the Distribution Date through and including the first anniversary of the Distribution Date, Buyer shall provide, or shall cause to be provided, severance payments and benefits to such Company Group Employee in accordance with the terms and conditions of the severance arrangement set forth on Schedule 5.3(b)(ii) (taking into account such employee’s service as required pursuant to Section 5.3(b)(iii), except as otherwise expressly provided in Schedule 5.3(b)(ii)), and (B) if such Company Group Employee is not an LTI Eligible Employee and experiences a “qualifying termination” (as defined on Schedule 5.3(b)(ii)) (x) during the period from the Distribution Date through and including December 31, 2026, Buyer shall provide, or shall cause to be provided, severance payments and benefits to such Company Group Employee in accordance with the terms and conditions of the severance arrangement set forth on Schedule 5.3(b)(ii) (taking into account such employee’s service as required pursuant to Section 5.3(b)(iii), except as otherwise expressly provided in Schedule 5.3(b)(ii)), or (y) during the period from and excluding December 31, 2026 through and including the first anniversary of the Distribution Date, Buyer shall cause such Company Group Employee to be covered by the Buyer severance plan applicable to similarly situated employees of Buyer.

(iii) For purposes of vesting, eligibility to participate and calculation or accrual of benefits in each employee benefit plan providing benefits (other than benefits under any defined pension plan, any post-retirement medical or life insurance plan or any plan that is closed or frozen) to any Company Group Employee (the “New Plans”), from and after the Closing Date (or, in the case of any Company Group Employee who is a Disability Employee, the Return Date), Buyer shall provide, or shall cause to be provided, such Company Group Employee with full credit for his or her service with Pubco and its Affiliates (or predecessor employers to the extent Pubco or any of its Affiliates, as applicable, provided such past service credit); provided that such credit shall not be given to the extent that it would result in a duplication of benefits for the same period of service. Without limiting the generality of the foregoing, Buyer shall use commercially reasonable efforts to ensure that each Company Group Employee is credited with service under the New Plans for the purpose of satisfying any applicable waiting periods of the New Plans, and, for such purpose, each Company Group Employee’s date of hire with Buyer or its applicable Affiliate shall be the Company Group Employee’s date of hire with Pubco or its applicable Affiliate (or predecessor employers to the extent Pubco or any of its Affiliates, as applicable, recognized such earlier date of hire). In addition, Buyer shall use commercially reasonable efforts to cause any eligible expenses incurred by any Company Group Employee or his or her covered dependents during the portion of the plan year of the applicable Spinco Benefit Plan ending on the date such Company Group Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Group Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(iv) From and after the end of the Service Term (as defined in the Transition Services Agreement) for payroll services, Buyer shall (A) cover (or cause to be covered) each Company Group Employee under one or more defined contribution plans and trusts which shall qualify under Section 401(a) of the Code (the “New DC Plan”) and (B) consider, in good faith, making discretionary contributions to the accounts of Company Group Employees under the New DC Plan in order to compensate for the period during which the Company Group Employees were not eligible to participate in the New DC Plan between the Closing Date and the end of the Service Term for payroll services. As of the Closing Date, Company Group Employees shall not be eligible to make or receive additional contributions to, but shall be fully vested in, their account balances under the defined contribution plan and trust intended to qualify under Section 401(a) of the Code that they participated in prior to the Closing Date (the “Old DC Plans”). As soon as practicable following the end of the Service Term for payroll services and in accordance with the terms of the New DC Plan, the Parties shall take all reasonable actions necessary to cause to be transferred (in accordance with the requirements of Section 414(l) of the Code) to the New DC Plan the aggregate account balances under the Old DC Plan of the Company Group Employees who have account balances in the Old DC Plan. Such transfer shall be in cash, or with respect to participant loans, in kind. Upon such transfer, the New DC Plan shall assume all Liabilities and obligations with respect to all amounts transferred from the Old DC Plan to the New DC Plan, and the Old DC Plan shall be relieved of all such Liabilities and obligations.

(v) From and after the Closing Date (or, in the case of any Disability Employee, the Return Date), Buyer shall honor (or cause to be honored) all paid time-off accrued but unused by each Company Group Employee as of the Closing Date (or, in the case of any Disability Employee, the Return Date). Notwithstanding the preceding sentence, with respect to any earned but unused paid time-off accrued by any Offer Employee prior to the Closing Date which is required to be paid to such employee as of the Closing Date, Spinco shall, or shall cause a member of the Spinco Group, to pay the amounts due to the employee for such unused paid time-off, and Buyer and its Affiliates (including the members of the Company Group) shall not be required to assume or honor (or cause to be assumed or honored) such paid time-off.

(vi) As soon as reasonably practicable following the Closing Date, Pubco will cause to be paid, at Pubco’s sole expense, to each Company Group Employee a prorated 2026 annual cash incentive payment equal to (A) such Company Group Employee’s full 2026 annual cash incentive amount (determined based on the actual level of achievement of the applicable performance goals through the latest practicable date prior to the Closing Date), multiplied by (B) a fraction, the numerator of which is the number of days elapsed in 2026 prior to the Closing Date and the denominator of which is the total number of days in 2026. With respect to the portion of 2026 that occurs after the Closing Date, each Company Group Employee will, while continuing employment with the Buyer, be eligible for an annual cash incentive to the extent provided by Section 5.3(b)(i)(B).

(vii) Notwithstanding anything to the contrary herein, in the case of any Company Group Employee whose terms and conditions of employment are subject to a Collective Bargaining Agreement, (A) from and after the Closing Date, Buyer or its applicable Affiliates shall comply with the terms of the applicable Collective Bargaining Agreement and (B) the provisions of Sections 5.3(b)(i) and 5.3(b)(ii) will not apply to any such Company Group Employee.

(c) Employee and Benefit Plan Liabilities.

(i) From and after the Distribution Time, except as expressly provided in this Agreement or the Transition Services Agreement, the members of the Spinco Group shall assume or retain, as applicable, all Liabilities relating to (A) Spinco Group Employees and Former Spinco Group Employees, (B) Spinco Benefit Plans, (C) all Liabilities arising from or relating to any Multiemployer Plan as a result of contributions made by any member of the Spinco Group or the Company Group prior to the Distribution Time in respect of Spinco Group Employees or Former Spinco Group Employees, (D) all Liabilities arising from or relating to any single-employer defined benefit pension plan with respect to which any member of the Spinco Group or the Company Group contributed to or had an obligation to contribute to prior to the Distribution Time, in each case, regardless of when such Liabilities arise, and (E) in the case of any Indian Offer Employee who becomes a Company Group Employee, all statutory severance and gratuity Liabilities arising as a result of any such employee’s termination of employment with Pubco or its Affiliates in the event that (x) a tripartite agreement is not used to effectuate such employee’s transfer of employment from Pubco and its Affilaites to Buyer and its Affiliates (or a third party employer engaged by Buyer or one of its Affiliates) and (y) the use of a tripartite agreement to effectuate such transfer would have avoided triggering payment of such Liabilities under local Law. Except as expressly provided by the last sentence of Section 5.3(c)(ii), the members of the Spinco Group shall assume or retain, as applicable, all Liabilities relating to each Disability Employee.

(ii) From and after the Distribution Time, except as expressly provided in this Agreement or the Transition Services Agreement, the members of the Company Group shall assume or retain, as applicable, all Liabilities relating to (A) Company Group Employees (excluding Disability Employees) and Former Company Group Employees (excluding all Liabilities assumed or retained by the members of the Spinco Group pursuant to Section 5.3(c)(i)), (B) the Company Benefit Plans, and (C) all Liabilities arising from or relating to any Multiemployer Plan as a result of contributions in respect of Company Group Employees or Former Company Group Employees made by any member of the Spinco Group or the Company Group prior to the Distribution Time, in each case, regardless of when such Liabilities arise. From and after the applicable Return Date, the members of the Company Group shall assume or retain, as applicable, all Liabilities relating to each Disability Employee who accepts Buyer’s offer of employment pursuant to Section 5.3(b) and actually commences employment with Buyer on the Return Date.

(iii) As of the Closing Date, Buyer and its Affiliates shall assume all Liabilities relating to any Offer Employee who does not receive an offer of employment in accordance with all requirements set forth in Section 5.3(a)(ii) (provided that the applicable member of the Spinco Group must terminate the employment of such Offer Employee within thirty (30) days following the Closing Date). For the avoidance of doubt, Pubco and its Affiliates shall retain all Liabilities relating to any Offer Employee who receives an offer of employment from Buyer in accordance with all requirements set forth in Section 5.3(a)(ii) but does not accept such offer of employment.

(d) Cooperation; Personnel Records; Data Sharing. At all times following the Distribution Time, the Parties shall, or shall cause any member of their respective Groups to, cooperate in good faith as necessary to facilitate the administration of the Benefit Plans, as applicable, and the resolution of related employee benefit claims, including with respect to the provision of employee-level information necessary for the other Party to manage, administer, finance and file required reports with respect to such administration. The Parties shall, or shall cause any member of their respective Groups to, provide each other such records and information as necessary or appropriate to carry out their obligations under applicable Law, this Agreement, or for the purposes of administering the Benefit Plans, as applicable, as soon as administratively practicable after the Distribution Time or upon reasonable request by the other Party. All information and records regarding employment and personnel matters of the Company Group Employees and Spinco Group Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by the Parties in accordance with all applicable Laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records.

(e) Substitute SAR Awards. Pubco and Spinco shall take any and all actions as shall be necessary or appropriate so that each Pubco SAR Award that is held by a Spinco Group Employee immediately prior to the cancellation of such awards pursuant to Section 2.1(b)(i)(G) of the Merger Agreement (each, a “Specified SAR Award”) shall be, pursuant to the terms of the applicable Benefit Plan of Pubco and the applicable Spinco Benefit Plan (the “Spinco Stock Plan”) and this Agreement, replaced with a substitute stock appreciation right award granted under the Spinco Stock Plan immediately after the Distribution Time (a “Substitute SAR Award”), pursuant to which:

(i) the number of shares of Spinco Common Stock subject to each Substitute SAR Award shall be equal the Adjusted SAR Number;

(ii) the strike price of each Substitute SAR Award shall be the Adjusted SAR Price; and

(iii) the exercisability and termination-related provisions of the Substitute SAR Award shall be based on the Spinco Group Employee’s service with Spinco and its Affiliates and subject to terms and conditions to be set forth in an award agreement and the Spinco Stock Plan.

It is intended that the adjustment and substitution set forth herein shall not result in treatment of the Substitute SAR Award as nonqualified deferred compensation subject to Section 409A of the Code. Notwithstanding the foregoing, Spinco may determine the number of shares of Spinco Common Stock subject to a Substitute SAR Award and the strike price of each Substitute SAR Award in an alternative manner than the manner described above; provided that the intrinsic value of the Substitute SAR Award shall remain equal to the intrinsic value of the corresponding Specified SAR Award.

(f) No Third-Party Beneficiaries. Nothing expressed or referred to in this Section 5.3 is intended or will be construed to give any Person other than the Parties and their respective successors and assigns any legal or equitable right, remedy or claim under or with respect to this Section 5.3 or any provision hereof, it being the intention of the Parties that this Section 5.3 and all of its provisions and conditions are for the sole and exclusive benefit of the Parties and their respective successors and assigns. Except as expressly provided in this Section 5.3, nothing in this Agreement shall preclude Buyer, the Company, Spinco or any of their respective Affiliates, at any time after the Distribution Time, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any Benefit Plan.

ARTICLE VI

EXCHANGE OF INFORMATION; CONFIDENTIALITY

6.1 Agreement for Exchange of Information.

(a) Subject to Section 6.9 and any other applicable confidentiality obligations, after the Distribution Time, each of Spinco and the Company, on behalf of itself and each member of its Group, agrees to use commercially reasonable efforts to provide or make available, or cause to be provided or made available, to Spinco or the Company, as applicable, and the members of such Party’s Group, at any time before, on or after the Distribution Time, as soon as reasonably practicable after written request therefor, any information (or a copy thereof) in the possession or under the control of such Party or its Group which the other Party or its Group requests to the extent that: (i) such information relates to the Company Business (including any Company Liability), if the Company is the requesting Party, or to the Spinco Business (including any Spinco Liability), if Spinco is the requesting Party; (ii) such information is required by the requesting Party to comply with its obligations under this Agreement or the other Transaction Documents; or (iii) such information is required by the requesting Party to comply with any obligation imposed by any Governmental Authority; provided, however, that (A) Spinco and the members of the Spinco Group shall be permitted to redact any portion of such information that does not relate to the Company Business, and (B) the Company and the members of the Company Group shall be permitted to redact any portion of such information that does not relate to the Spinco Business, and in the event that the Party to whom the request has been made determines that any such provision of information could (1) be detrimental to the Party providing the information, (2) violate any Law or agreement, or (3) waive any privilege available under applicable Law, including any attorney-client privilege, then the Parties shall use commercially reasonable efforts to permit compliance with such obligations to the extent and in a manner that avoids any such harm or consequence. The Party providing information pursuant to this Section 6.1 shall only be obligated to provide such information in the form, condition and format in which it then exists, and in no event shall such Party be required to perform any improvement, modification, conversion, updating or reformatting of any such information, and nothing in this Section 6.1 shall expand the obligations of any Party under Section 6.4.

(b) Without limiting the generality of the foregoing, after the Distribution Time and until the end of Spinco’s fiscal year during which the Distribution Date occurs (and for a reasonable period of time afterwards as required for each Party to prepare consolidated financial statements or complete a financial statement audit for the fiscal year during which the Distribution Date occurs), each Party shall use its commercially reasonable efforts to cooperate with the other Party’s information requests to enable (i) the other Party to meet its timetable for dissemination of its earnings releases, financial statements and management’s assessment of the effectiveness of its disclosure controls and procedures and its internal control over financial reporting in accordance with Items 307 and 308, respectively, of Regulation S-K promulgated under the Exchange Act and (ii) the other Party’s accountants to timely complete their review of the quarterly financial statements and audit of the annual financial statements, including, to the extent applicable to such Party, its auditor’s audit of its internal control over financial reporting and management’s assessment thereof in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, the SEC’s and Public Company Accounting Oversight Board’s rules and auditing standards thereunder and any other applicable Laws.

6.2 Ownership of Information. The provision of any information pursuant to Article IV and this Article VI shall not affect the ownership of such information and such information shall be deemed to remain the property of the providing Party (or member of their applicable Group), and the providing Party does not grant the receiving Party any license thereto by providing such information.

6.3 Compensation for Providing Information. The Party requesting information pursuant to this Article VI agrees to reimburse the other Party for the reasonable and documented costs, if any, of gathering, copying, transporting and otherwise complying with the request with respect to such information (including any reasonable costs and expenses incurred in any review of information for purposes of protecting the Privileged Information of the providing Party or in connection with the restoration of backup media for purposes of providing the requested information).

6.4 Record Retention. To facilitate the possible exchange of information pursuant to this Article VI and the other provisions of this Agreement after the Distribution Time, the Parties agree to use their commercially reasonable efforts, which shall be no less rigorous than those used for retention of such Party’s own information, to retain all information in their respective possession or control at the Distribution Time in substantial accordance with the policies of Pubco as in effect immediately prior to the Distribution Time or such other policies as may be adopted by Spinco after the Distribution Time (provided that Spinco notifies the Company and Buyer in writing of any such change); provided that the foregoing shall not require Buyer or Spinco to follow such policies of Pubco except to the extent and until such policies have been made available to Buyer and Spinco.

6.5 Limitation of Liability. Neither Party shall have any Liability to the other Party in the event that any information exchanged or provided pursuant to this Agreement is found to be inaccurate in the absence of actual and intentional fraud or willful misconduct by the Party providing such information. Neither Party shall have any Liability to any other Party if any information is destroyed after commercially reasonable efforts by such Party to comply with the provisions of Section 6.4.

6.6 Other Agreements Providing for Exchange of Information.

(a) The rights and obligations granted under this Article VI are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange, retention or confidential treatment of information set forth in the Merger Agreement, any Transaction Document and in any other agreement to which a member of the Spinco Group and a member of the Company Group is a party.

(b) Any Party that receives, pursuant to a request for information in accordance with this Article VI, Tangible Information that is not relevant to its request and to which it does not otherwise have rights hereunder or in any other Transaction Document shall, at the request of the providing Party, (i) return to the providing Party or, at the providing Party’s request, destroy such Tangible Information, and (ii) deliver to the providing Party written confirmation that such Tangible Information was returned or destroyed, as the case may be, which confirmation shall be signed by an authorized representative of the requesting Party.

6.7 Production of Records; Cooperation.

(a) After the Distribution Time, except in the case of a Dispute between the Company, Buyer and/or Spinco, or any members of their respective Groups, each of Spinco, on the one hand, and Buyer and/or the Company, on the other hand, shall use its commercially reasonable efforts to make available to the other Party, upon reasonable written request, any books, records or other documents within its control or which it otherwise has the ability to make available without undue burden, to the extent that any such books, records or other documents may reasonably be required in connection with any Action in which the requesting Party (or member of its Group) may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all costs and expenses in connection therewith.

(b) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third-Party Claim, the other Party shall make available to such Indemnifying Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available without undue burden, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be, and shall otherwise cooperate in such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be.

(c) Without limiting the foregoing, the Parties shall cooperate and consult to the extent reasonably necessary with respect to any Actions.

(d) The obligation of the Parties to provide witnesses pursuant to this Section 6.7 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to provide as witnesses directors, officers, employees, other personnel and agents without regard to whether such person or the employer of such person could assert a possible business conflict (except in the case of a Dispute between the Company, Buyer and/or Spinco, or any members of their respective Groups).

6.8 Privileged Matters.

(a) The Parties recognize that legal and other professional services that have been and will be provided prior to the Distribution Time have been and will be rendered for the collective benefit of each of the members of the Company Group and the Spinco Group, and that each of the members of the Company Group and the Spinco Group should be deemed to be the client with respect to such services for the purposes of asserting all privileges which may be asserted under applicable Law in connection therewith. The Parties recognize that legal and other professional services will be provided following the Distribution Time, which services will be rendered solely for the benefit of the Spinco Group, on the one hand, or the Company Group, on the other hand, as the case may be. In furtherance of the foregoing, each of Spinco, on the one hand, and the Company and Buyer, on the other hand, shall authorize the delivery to and/or retention by the other Party of materials existing as of the Distribution Time that are necessary for such other Party to perform such services.

(b) The Parties agree as follows:

(i) Spinco shall be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to the Spinco Business and not to the Company Business, whether or not the Privileged Information is in the possession or under the control of any member of the Spinco Group, on the one hand, or any member of the Company Group, on the other hand. Notwithstanding anything to the contrary in the foregoing, Spinco shall be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any proposed sale, spin-off or other disposition of the Company Business or the preparation, negotiation or execution of this Agreement, the Merger Agreement, any other Transaction Document or any other transaction including or regarding the Company Business in lieu of any of the foregoing. Spinco shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to any Spinco Liabilities resulting from any Actions that are now pending or may be asserted in the future, whether or not the Privileged Information is in the possession or under the control of any member of the Spinco Group, on the one hand, or any member of the Company Group, on the other hand;

(ii) The Company shall be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to the Company Business and not to the Spinco Business, whether or not the Privileged Information is in the possession or under the control of any member of the Company Group, on the one hand, or any member of the Spinco Group, on the other hand. The Company shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to any Company Liabilities resulting from any Actions that are now pending or may be asserted in the future, whether or not the Privileged Information is in the possession or under the control of any member of the Company Group, on the one hand, or any member of the Spinco Group, on the other hand; and

(iii) If the Parties do not agree as to whether certain information is Privileged Information, then such information shall be treated as Privileged Information, and the Party that believes that such information is Privileged Information shall be entitled to control the assertion or waiver of all privileges and immunities in connection with any such information unless the Parties otherwise agree. The Parties shall use the procedures set forth in Article VII to resolve any disputes as to whether any information relates solely to the Company Business, solely to the Spinco Business, or to both the Company Business and the Spinco Business.

(c) Subject to the remaining provisions of this Section 6.8, the Parties agree that they shall have a shared privilege or immunity with respect to all privileges and immunities not allocated pursuant to Section 6.8(b) and all privileges and immunities relating to any Actions or other matters that involve both Parties (or one (1) or more members of their respective Groups) and in respect of which both Parties have Liabilities under this Agreement, and that no such shared privilege or immunity may be waived by either Party without the consent of the other Party.

(d) If any Dispute arises between the Parties or any members of their respective Groups regarding whether a privilege or immunity should be waived to protect or advance the interests of either Party and/or any member of their respective Groups, each Party agrees that it shall: (i) negotiate with the other Parties in good faith; (ii) endeavor to minimize any prejudice to the rights of the other Parties; and (iii) not unreasonably withhold consent to any request for waiver by the other Parties.

(e) Upon receipt by either Party, or by any member of its respective Group, of any subpoena, discovery or other request that may reasonably be expected to result in the production or disclosure of Privileged Information subject to a shared privilege or immunity or as to which another Party has the sole right hereunder to assert a privilege or immunity, or if either Party obtains knowledge that any of its, or any member of its respective Group’s, current or former directors, officers, agents or employees have received any subpoena, discovery or other requests that may reasonably be expected to result in the production or disclosure of such Privileged Information, such Party shall promptly notify the other Party or Parties of the existence of the request (which notice shall be delivered to such other Party no later than five (5) Business Days following the receipt of any such subpoena, discovery or other request) and shall provide the other Party or Parties a reasonable opportunity to review the Privileged Information and to assert any rights it or they may have under this Section 6.8 or otherwise, to prevent the production or disclosure of such Privileged Information.

(f) Any furnishing of, transfer of, or access to any information pursuant to this Agreement is made in reliance on the agreement of the Parties set forth in this Section 6.8 and Section 6.9 to maintain the confidentiality of Privileged Information and to assert and maintain all applicable privileges and immunities. The Parties agree that their respective rights to any access to information, witnesses and other Persons, the furnishing of notices and documents and other cooperative efforts between the Parties contemplated by this Agreement, and the transfer of Privileged Information between the Parties and members of their respective Groups as needed pursuant to this Agreement, shall not be deemed a waiver of any privilege that has been or may be asserted under this Agreement or otherwise.

(g) In connection with any matter contemplated by Section 6.7 or this Section 6.8, the Parties agree to, and to cause the applicable members of their Group to, use commercially reasonable efforts to maintain their respective separate and joint privileges and immunities, including by executing joint defense and/or common interest agreements where necessary or useful for this purpose.

6.9 Confidentiality. Notwithstanding anything to the contrary in this Article VI, (a) to the extent that the Merger Agreement, the Confidentiality Agreement, a Transaction Document or other Contract other than this Agreement pursuant to which a Party or another Person in its respective Group is bound or its confidential and proprietary information is subject provides that certain information shall be confidentially maintained on a basis that is more protective of such information or for a longer period of time than provided for herein, then the applicable provisions contained in the Merger Agreement, the Confidentiality Agreement, such Transaction Document or other Contract shall control with respect thereto, and (b) a Party and the applicable members of its respective Group shall have no right to use any confidential or proprietary information of the disclosing Party unless otherwise provided for in this Agreement, the Merger Agreement, the Confidentiality Agreement, another Transaction Document or a Contract between the Parties or a member of its respective Group.

(a) Confidentiality. Subject to Section 6.10, and except as contemplated by this Agreement, the Merger Agreement, and any other Transaction Document, from and after the Distribution Time until the three (3)-year anniversary of the Distribution Time, each of the Company, Buyer and Spinco, on behalf of itself and each member of its respective Group, agrees to hold, and to cause its respective Representatives to hold, in strict confidence, and not release or disclose, and protect with at least the same degree of care that applies to Pubco’s confidential and proprietary information pursuant to policies in effect immediately prior to the Distribution Time (provided that Buyer and Spinco’s obligations to comply with such policies shall be limited to the extent and starting no earlier than when such policies have been made available to Buyer and Spinco), all confidential and proprietary information concerning the other Party or any member of the other Party’s Group or their respective businesses that is either in its possession (including confidential and proprietary information in its possession prior to the date hereof) or furnished by any such other Party or any member of such Party’s Group or their respective Representatives at any time pursuant to this Agreement, the Merger Agreement or any other Transaction Document or otherwise, and shall not use any such confidential and proprietary information other than for such purposes as shall be expressly permitted hereunder or thereunder, except, in each case, to the extent that such confidential and proprietary information has been (i) in the public domain or generally available to the public, other than as a result of a disclosure by such Party or any member of such Party’s Group or any of their respective Representatives in violation of this Agreement or any other Transaction Document, (ii) later lawfully acquired from other sources by such Party (or any member of such Party’s Group) which sources are not themselves known by such Party (or any member of such Party’s Group), following reasonable inquiry, to be bound by a confidentiality obligation or other contractual, legal or fiduciary obligation of confidentiality with respect to such confidential and proprietary information, (iii) independently developed or generated without reference to or use of any proprietary or confidential information of the other Party or any member of such Party’s Group or (iv) required to be disclosed by Law; provided, however, that the Person required by Law to disclose such information gives the applicable Person prompt and, to the extent reasonably practicable and legally permissible, prior notice of such disclosure and an opportunity to contest such disclosure and shall use commercially reasonable efforts to cooperate, at the expense of the requesting Person, in seeking any reasonable protective arrangements requested by the requesting Person. If any confidential and proprietary information of one Party or any member of its applicable Group is disclosed to the other Party or any member of such other Party’s Group in connection with providing services to such first Party or any member of such first Party’s Group under this Agreement, the Merger Agreement or any other Transaction Document, then such disclosed confidential and proprietary information shall be used only as required to perform such services unless otherwise specified in such agreement.

(b) No Release; Return or Destruction. Each Party agrees not to release or disclose, or permit to be released or disclosed, any information addressed in Section 6.9(a) to any other Person, except its Representatives who need to know such information in their capacities as such (who shall be advised of their obligations hereunder with respect to such information), and except in compliance with Section 6.10. Without limiting the foregoing, when any such information is no longer needed for the purposes contemplated by this Agreement, the Merger Agreement or any other Transaction Document, and is no longer subject to any legal hold or other document preservation obligation, each Party will, promptly after request of the other Party, either return to the other Party all such information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or notify the other Party in writing that it has destroyed such information (and such copies thereof and such notes, extracts or summaries based thereon); provided that the Parties may retain electronic back-up versions of such information maintained on routine computer system backup tapes, disks or other backup storage devices; provided, further, that any such information so retained shall remain subject to the confidentiality provisions of this Agreement, the Merger Agreement, the Confidentiality Agreement or any other Transaction Document.

(c) Third-Party Information; Privacy or Data Protection Laws. Each Party acknowledges that it and the members of its applicable Group may presently have and, following the Distribution Time, may gain access to or possession of confidential or proprietary information of, or legally protected personal information (including personal health information) relating to, Third Parties (i) that was received under privacy policies or notices and/or confidentiality or non-disclosure agreements entered into between such Third Parties, on the one hand, and the other Party or members of such other Party’s Group, on the other hand, prior to the Distribution Time, or (ii) that, as between the two Parties, was originally collected by the other Party or members of such other Party’s Group and that may be subject to and protected by privacy policies or notices, as well as applicable data privacy Laws or other applicable Laws. Each Party agrees that it shall, and shall cause the members of its applicable Group and its and their respective Representatives to, hold, protect and use, in strict confidence, the confidential and proprietary information of, or legally protected personal information (including personal health information) relating to, Third Parties in accordance with the obligations outlined in the applicable privacy policies or notices and applicable data privacy Laws or other applicable Laws and the terms of any agreements that were either entered into before the Distribution Time or affirmative commitments or representations that were made before the Distribution Time by, between or among the other Party or members of the other Party’s Group, on the one hand, and such Third Parties, on the other hand; provided that Buyer and Spinco’s obligations with respect to such agreements, commitments or representations shall be limited to those agreements, commitments or representations that have been made available to Buyer and Spinco prior to the date hereof.

(d) Notwithstanding anything to the contrary in this Section 6.9, to the extent that the treatment, maintenance, use, non-use, disclosure or non-disclosure of any confidential and proprietary information concerning a Party or any member of the other Party’s Group or their respective businesses is expressly addressed in the Merger Agreement or in any Transaction Document, the applicable terms of such document or agreement will control in such situations. Each Party further acknowledges and agrees that, notwithstanding anything in this Section 6.9 to the contrary, (i) Representatives of Spinco and the members of the Spinco Group may retain certain residual knowledge of the confidential and proprietary information concerning the Company or a member of the Company Group and (ii) Representatives of the Company and the members of the Company Group may retain certain residual knowledge concerning Spinco or a member of the Spinco Group, in each case that are or may be indistinguishable from generalized industry knowledge and, accordingly, in each case, each Party acknowledges and agrees that nothing herein shall prohibit any Party (or its applicable Group) from using or otherwise exploiting for its own benefit or for the benefit of any third Person such residual knowledge; provided that (A) such residual knowledge has been retained solely in the unaided memory of the Company, Spinco or such Representatives, as applicable (in each case, without intentional memorization) in intangible form and without use, copying or reference to any documented or tangible copies of the other Party’s or the members of its applicable Group’s confidential and proprietary information not permitted to be used by such Party or its Representatives hereunder or under any other Transaction Document, (B) the foregoing will not be deemed in any event to provide any right for any member of the Company Group to infringe any of Spinco’s Intellectual Property or any rights of any Third Parties that have licensed or provided materials to the Spinco Business, (C) the foregoing will not be deemed in any event to provide Spinco with any right to infringe any Intellectual Property of the Company or any rights of any Third Parties that have licensed or provided material to the Company Business, and (D) other than as expressly set forth in the Merger Agreement or any Transaction Document, any use of such residual knowledge is on an “as-is, where-is” basis, with all faults and all representations and warranties disclaimed and at the sole risk of such Representatives, the Company, Spinco and each Parties’ Group, as applicable.

6.10 Protective Arrangements. In the event that Spinco or any member of its Group, on the one hand, or the Company or Buyer or any member of its respective Group, on the other hand, either determines on the advice of its counsel that it is required to disclose any information pursuant to applicable Law or receives any request or demand under lawful process or from any Governmental Authority to disclose or provide information of the other Party(ies) (or any member of the other Party(ies)’s Group) that is subject to the confidentiality provisions hereof, such Party(ies) shall notify the other Party(ies) (to the extent permitted by Law) as promptly as practicable under the circumstances prior to disclosing or providing such information and shall cooperate, at the expense of the other Party(ies), in seeking any appropriate protective order requested by the other Party(ies). In the event that such other Party(ies) fails to receive such appropriate protective order in a timely manner and the Party(ies) receiving the request or demand reasonably determines that its failure to disclose or provide such information shall actually prejudice the Party(ies) receiving the request or demand, then the Party(ies) that received such request or demand may thereafter disclose or provide information to the extent required by such Law (as so advised by its counsel) or by lawful process or such Governmental Authority, and the disclosing Party(ies) shall promptly provide the other Party with a copy of the information so disclosed, in the same form and format so disclosed, together with a list of all Persons to whom such information was disclosed, in each case to the extent permitted by Law.

6.11 Employee Non-Solicitation; Non-Competition.

(a) For a period of one (1) year following the Closing Date, Spinco shall not, and shall cause the Spinco Group not to, directly or indirectly solicit for employment or employ (whether as an employee, consultant or otherwise) or induce or cause, or attempt to induce or cause, any employee with a title of vice president or higher at the Company or any member of the Company Group as of the Closing Date to leave the employ of Buyer or any of its Affiliates; provided that this Section 6.11(a) shall not restrict (i) any general solicitation for employees not specifically directed at such Persons, and neither Spinco nor members of the Spinco Group shall be restricted in hiring any such Person who responds to any such general solicitation or (ii) Spinco or any member of the Spinco Group from soliciting or hiring any Person whose employment with Buyer, the Company or their applicable Subsidiaries was terminated prior to any solicitation by Spinco or the Spinco Group.(b) For a period of one (1) year following the Closing Date, Buyer shall not, and shall cause members of its Group (including the members of the Company Group) not to, directly or indirectly solicit for employment or employ (whether as an employee, consultant or otherwise) or induce or cause, or attempt to induce or cause, any employee with a title of vice president or higher at Spinco or any member of the Spinco Group to leave the employ of Spinco or any member of the Spinco Group; provided that this Section 6.11(b) shall not restrict (i) any general solicitation for employees not specifically directed at such Persons, and neither Buyer nor its Affiliates shall be restricted in hiring any such Person who responds to any such general solicitation or (ii) Buyer from soliciting or hiring any Person whose employment with Spinco or any member of the Spinco Group was terminated prior to any solicitation by Buyer or its Subsidiaries.

(c) For a period of two (2) years following the Closing Date, without the prior written consent of Buyer, Spinco agrees not to, and agrees to cause its Subsidiaries not to, engage in a business that provides comprehensive hazardous waste, contaminated soils and dredged materials disposal, recycling and management services of the type conducted by the Company Business as of the Distribution Date (a “Competing Business”) in any territory where the Company Business operated in the one (1) year period prior to the Closing Date; provided, however, that nothing herein shall preclude Spinco or any of its Subsidiaries from:

(i) owning ten percent (10%) or less of the outstanding stock or other securities of any Person, or investing in any fund in which Spinco or any member of the Spinco Group has no discretion with respect to the investment strategy of such fund;

(ii) acquiring and, after such acquisition, owning an interest in any Person (or its successor) that is engaged in a Competing Business and operating such Competing Business if such Competing Business generated less than twenty percent (20%) of such Person’s consolidated annual revenues in the last completed fiscal year of such Person;

(iii) exercising its rights, performing or complying with its obligations under this Agreement or any of the other Transaction Documents; or

(iv) engaging in any of the Spinco Businesses or any operations or activities in connection therewith, in each case, as conducted as of the date of this Agreement, and performing services under any Contract of Spinco or members of the Spinco Group existing as of the Closing (provided that such Contract, if entered into after the date hereof, has not been entered into with the intent of circumventing the restrictions set forth in this Section 6.11), and in either case, reasonable extensions thereof.

(d) The Parties acknowledge that the covenants set forth in this Section 6.11 are reasonable in order to protect the value of the Company Business and the Spinco Business. It is the intention of the Parties that if any restriction or covenant contained in this Section 6.11 covers a geographic area, is for a length of time or is of a scope that is not permitted by applicable Law, or is in any way construed to be too broad or to any extent invalid, such restriction or covenant will not be construed to be null, void and of no effect, but will, to the extent such restriction or covenant would be valid or enforceable under applicable Law, be construed and interpreted to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained in this Section 6.11) that would be valid and enforceable under such applicable Law.

ARTICLE VII

FURTHER ASSURANCES AND ADDITIONAL COVENANTS

7.1 Further Assurances.

(a) Except as specifically provided for elsewhere in this Agreement, each of the Parties shall use its reasonable best efforts, prior to, on and after the Distribution Time, to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary under applicable Laws to consummate and make effective the transactions contemplated by this Agreement.

(b) Without limiting the foregoing, from and after the Distribution Time, each Party shall cooperate with the other Parties, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to take all such other actions as such Party may reasonably be requested to take by the other Parties from time to time, consistent with the terms of this Agreement and the other Transaction Documents, in order to effectuate the provisions and purposes of this Agreement.

7.2 Use of the Name and Marks.

(a) The Company acknowledges that following the Closing Date, subject to Section 7.2(b), it does not and will not have any right, title or interest (whether express or implied) in, to or under any (i) Trademarks owned by Pubco and its Affiliates as of the Distribution Time,

including “ENVIRI,” “HARSCO,” or any derivatives or variations thereof (but, for the avoidance of doubt, excluding any Trademarks owned by the Company Group, including those Trademarks listed in Schedule 5.16(a) of the Merger Agreement) (the “Retained Marks”). Following the Closing Date, subject to Section 7.2(b), the Company and its Affiliates shall have no right, title or interest in or to, or right to use any Retained Mark.

(b) No later than thirty (30) days following the Closing Date (or such longer period as may be reasonably necessary to complete required filings and registrations), the Company shall, and shall cause its Affiliates to, initiate the steps necessary to change its and their names and amend the certificate of incorporation to remove any reference to the Retained Marks, and shall use reasonable best efforts to complete such changes as promptly as practicable thereafter. The Company and its Affiliates may continue to use the Retained Marks following the Closing Date; provided that the Company shall, and shall cause its Affiliates to, as soon as reasonably practicable following the Closing, but in no event later than six (6) months following the Closing Date (the “Transition Period”), cease to make any use of any Retained Marks. In furtherance thereof, as soon as reasonably practicable, but by no later than the end of the Transition Period, the Company shall, and shall cause its Affiliates to, remove, strike over, or otherwise obliterate all Retained Marks from all assets and other materials owned by the Company, Buyer, or any of their Affiliates, including any vehicles, equipment, facilities business cards, marketing displays, signs, promotional materials, websites, email, computer software, systems or other materials (e.g., schedules, stationary, packaging materials, manuals, forms). Any use by the Company or its Affiliates of any of the Retained Marks during the Transition Period must be in substantially the same form and manner, and with the same standards of quality, as used by them immediately prior to Closing. Such Persons shall not use any Retained Mark in a manner that may damage the goodwill associated with any Retained Mark or on the reputation of Spinco or its Affiliates. The Company shall, and shall cause its Affiliates to, promptly cease using any non-conforming use of the Retained Marks upon written notice from Spinco or any of its Affiliates that the Company or its Affiliates have failed to comply with the foregoing terms or otherwise failed to comply with any reasonable direction of Spinco in relation to the use of the Retained Marks. Following the Closing Date, the Company shall, and shall cause its Affiliates, to, ensure that their use of the Retained Marks during the Transition Period does not reasonably create the impression of having any continuing corporate affiliation with Spinco or its Affiliates beyond that permitted transitional use. Despite anything to the contrary in the foregoing, the Company and its Affiliates shall have no obligation to alter, remove or otherwise eliminate any use or reference to any Retained Marks in: (i) materials, documents or media stored in archival or electronic backup systems, (ii) any internal materials or systems used solely for non-public business, administrative or historical purposes that are not customer or public-facing or not otherwise accessible by customers or the public, so long as such materials, documents or media remain inaccessible by customers or the public, or (iii) any materials, documents or media already distributed to the public.

7.3 Freedom-to-Operate IP Licenses.

(a) Effective as of the Distribution Time, Spinco and the other members of the Spinco Group hereby grant to Buyer and its Subsidiaries (including, from and after the Distribution Time and the Merger, the Company and other members of the Company Group) a perpetual, irrevocable, worldwide, fully paid-up, royalty-free, non-transferable (except as provided pursuant to Section 7.3(b)), non-exclusive license under the Intellectual Property (other than (i) Trademarks,

(ii) Internet Properties and (iii) the software identified on Schedule 7.3(a)) owned or freely sublicensable by Spinco or any other member of the Spinco Group as of the Distribution Time that is used or practiced in, or necessary for, the operation of the Company Business as of the Distribution Time solely for the purpose of operating the Company Business following the Distribution Time (including as the Company Business may naturally expand and evolve over time), it being understood that the foregoing license does not and shall not require the delivery or disclosure of any tangible or intangible assets. Effective as of the Distribution Time, Company and the other members of the Company Group hereby grant to Spinco and the other members of the Spinco Group a perpetual, irrevocable, worldwide, fully paid-up, royalty-free, non-transferable (except as provided pursuant to Section 7.3(b)), non-exclusive license under the Intellectual Property (other than Trademarks and Internet Properties) owned by Company or any other member of the Company Group as of the Distribution Time that is used or practiced in, or necessary for, the operation of the Spinco Business as of the Distribution Time solely for the purpose of operating the Spinco Business following the Distribution Time (including as the Spinco Business may naturally expand and evolve over time), it being understood that the foregoing license does not and shall not require the delivery or disclosure of any tangible or intangible assets.

(b) The foregoing licenses are not sublicensable, except that each of the Spinco Group in respect of the Spinco Business (as the Spinco Business may naturally expand and evolve over time), on one hand, and Buyer and its Subsidiaries (including the Company Group) in respect of the Company Business (as the Company Business may naturally expand and evolve over time), on the other hand, may sublicense the license and rights granted to it under Section 7.3(a) (i) to (A) its contractors and service providers of their respective business in connection with the performance of services for the Spinco Group or Buyer and its Subsidiaries, as applicable, (B) resellers and distributors of the products and services of their respective business (with respect to the products and services of their respective business), and (C) customers and end users of their respective business (with respect to the products and services of their respective business), (ii) to successors of all or any part of the Company Business or Spinco Business (as such businesses may naturally expand and evolve over time), or (iii) to its Affiliates.

(c) Except as expressly set forth herein, neither the Spinco Group nor Buyer and its Subsidiaries (including the Company Group) (each, in their capacity as the licensee, “Licensee Party”) may assign or transfer the licenses granted to it pursuant to Section 7.3(a) directly or indirectly, in whole or in part, whether voluntarily or involuntarily or by operation of law or otherwise, without the other Party’s prior written consent (which consent shall not be unreasonably conditioned, delayed or withheld). Notwithstanding the foregoing, a Licensee Party may assign, in whole or in relevant part, such licenses to a Third Party, or permit a Third Party to assume such licenses, in connection with any transfer of all or any part of the Company Business or Spinco Business (as such businesses may naturally expand and evolve over time) to such Third Party. Any assignment in violation of this Section 7.3(c) shall be null and void from the beginning.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement shall terminate immediately upon termination of the Merger Agreement if the Merger Agreement is terminated in accordance with its terms prior to the Distribution. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by a duly authorized officer of each of the Company, Pubco, Spinco and Buyer.

8.2 Effect of Termination. In the event of any termination of this Agreement prior to the Distribution Time, no Party (nor any of its directors, officers or employees) shall have any Liability or further obligation to any other Party by reason of this Agreement.

ARTICLE IX

MISCELLANEOUS

9.1 Counterparts; Entire Agreement.

(a) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

(b) This Agreement, the other Transaction Documents and the Exhibits, Schedules and appendices hereto and thereto contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings among the Parties other than those set forth or referred to herein or therein. This Agreement and the other Transaction Documents together govern the arrangements in connection with the Reorganization and the Distribution and would not have been entered into independently.

9.2 Survival of Covenants. Except as expressly set forth in this Agreement, the Merger Agreement or any other Transaction Document, the covenants and other agreements contained in this Agreement that by their terms are to be performed following the Closing, shall survive each of the Closing, and shall remain in full force and effect.

9.3 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware irrespective of the choice of laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance and remedies.

(b) Each Party hereto irrevocably agrees that any litigation relating to any Dispute with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely in the case that the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Chosen Courts”). Each of the Parties hereto hereby irrevocably submits with regard to any such Dispute for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Chosen Courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Chosen Courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Dispute with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the Chosen Courts, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the Dispute in such court is brought in an inconvenient forum, (B) the venue of such Dispute is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by applicable Law, each Party hereto hereby consents to the service of process in accordance with Section 9.6; provided that (1) nothing herein shall affect the right of any Party to serve legal process in any other manner permitted by Law and (2) each such Party’s consent to jurisdiction and service contained in this Section 9.3(b) is solely for the purpose referred to in this Section 9.3(b) and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose.

(c) THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT (INCLUDING ANY SCHEDULE OR EXHIBIT HERETO AND THERETO) OR THE BREACH, TERMINATION OR VALIDITY OF SUCH AGREEMENTS OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF SUCH AGREEMENTS. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 9.3(c). NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 9.3(c) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

9.4 Assignability. This Agreement shall not be assigned by any Party without the prior written consent of the other Party, except that a Party may assign any or all of its rights and obligations under this Agreement in connection with a sale or disposition of any assets or entities or lines of business of such Party or in connection with a merger transaction in which such Party is not the surviving entity; provided, however, that in each case, no such assignment shall release such Party from any liability or obligation under this Agreement. The provisions of this Agreement and the obligations and rights under this Agreement shall be binding upon and inure to the benefit of the Parties and the parties thereto, respectively, and their respective successors and permitted assigns.

9.5 Third-Party Beneficiaries. Except for the indemnification rights under this Agreement of any Company Indemnitee or Spinco Indemnitee in their respective capacities as such, (a) the provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person, except the Parties, any rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any Third Party with any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

9.6 Notices. All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and except as provided herein, shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by certified mail, return receipt requested, or by email, so long as confirmation of receipt of such email is requested and received, to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.6):

If to Spinco or, prior to the Distribution Date, to Pubco or the Company, to:

Enviri Corporation

Two Logan Square

100 North 18th Street, Suite 1700

Philadelphia, PA 19103

Attention:  President, Chief Operating Officer, General Counsel and Chief

     Compliance Officer

Email:   rhochman@enviri.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attention:  Philip Richter, Maxwell Yim

Email:    Philip.Richter@friedfrank.com

      Maxwell.Yim@friedfrank.com

If to Buyer or, following the Distribution Date, to the Company, then to:

Veolia Environnement S.A.

30, rue Madeleine Vionnet, 93300 Aubervilliers, France

Attention:  Eric Haza, Group Chief Legal Officer, Carine Nguyen,

      Deputy Group Chief Legal Officer

Email:    eric.haza@veolia.com

      carine.nguyen@veolia.com

with a copy (which shall not constitute notice) to:

Veolia North America, Inc.

100 Federal Street, Boston, MA 02110

Attention:  Legal Department

Email:    general.counselNA@veolia.com

      damien.philibert-pollez@veolia.com

and with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:  Adam O. Emmerich, John L. Robinson

Email:    AOEmmerich@wlrk.com

      JLRobinson@wlrk.com

A Party may, by notice to the other Party, change the address to which such notices are to be given or made.

9.7 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

9.8 No Set-Off. Except as otherwise mutually agreed to in writing by the Parties, neither Party nor any member of such Party’s Group shall have any right of set-off or other similar rights with respect to (a) any amounts received pursuant to this Agreement or (b) any other amounts claimed to be owed to the other Party or any member of its applicable Group arising out of this Agreement.

9.9 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.10 Waivers of Default. Waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party. No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

9.11 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or Parties who are, or are to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties.

9.12 Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by a Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification.

9.13 Interpretation. In this Agreement: (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits and Appendices hereto and thereto) and not to any particular provision of this Agreement; (c) Article, Section, Schedule, Exhibit and Appendix references are to the Articles, Sections, Schedules, Exhibits and Appendices to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including each Transaction Document) shall be deemed to include the exhibits, schedules and annexes (including all Schedules, Exhibits and Appendices) to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if;” (h) unless otherwise specified in a particular case, the word “days” refers to calendar days; (i) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; and (j) unless expressly stated to the contrary, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to the date of this Agreement.

9.14 Performance. The Company will cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the Company Group. Spinco will cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any member of the Spinco Group. Buyer will cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by Buyer or any Subsidiary of Buyer (including, from and after the Distribution Time and the Merger, the members of the Company Group). Each Party (including its permitted successors and assigns) further agrees that it will (a) give timely notice of the terms, conditions and continuing obligations contained in this Agreement, as applicable to all of the other members of its Group and (b) cause all of the other members of its Group not to take any action or fail to take any such action inconsistent with such Party’s obligations under this Agreement or the transactions contemplated hereby.

9.15 Mutual Drafting; Precedence.

(a) This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

(b) In the event of any conflict or inconsistency between, on the one hand, the terms of this Agreement and, on the other hand, the terms of the Merger Agreement or any of the other Transaction Documents (each, a “Specified Agreement”), the terms of the applicable Specified Agreement shall control with respect to the subject matter addressed by such Specified Agreement to the extent of such conflict or inconsistency.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

ENVIRI CORPORATION

By:	/s/ Russell Hochman
	Name:	Russell Hochman
	Title:	President, Chief Operating Officer, General Counsel, Chief Compliance Officer

CLEH, INC.

By:	/s/ Russell Hochman
	Name:	Russell Hochman
	Title:	President, Chief Operating Officer, General Counsel, Chief Compliance Officer and Corporate Secretary

ENVIRI II CORPORATION

By:	/s/ Russell Hochman
	Name:	Russell Hochman
	Title:	President, Chief Operating Officer, General Counsel, Chief Compliance Officer and Corporate Secretary

VEOLIA ENVIRONNEMENT S.A.

By:	/s/ Estelle Brachlianoff
	Name:	Estelle Brachlianoff
	Title:	Chief Executive Officer

[Signature Page to Separation Agreement]

Exhibit 2.2

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

dated as of November 20, 2025

by and among

ENVIRI CORPORATION,

CLEH, INC.,

ENVIRI LLC,

VEOLIA ENVIRONNEMENT S.A.,

and

LIBERTY MERGER SUB INC.

-i-

-ii-

EXHIBIT

Exhibit A	Form of Transition Services Agreement

-iii-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of November 20, 2025, is entered into by and among Enviri Corporation, a Delaware corporation (“Pubco”), CLEH, Inc., a newly formed Delaware corporation and a direct wholly owned Subsidiary of Pubco (the “Company”), Enviri LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of the Company (“H-ES&R Holdings”), Veolia Environnement S.A., a French société anonyme (“Buyer”), and Liberty Merger Sub Inc., a Delaware corporation and wholly owned indirect Subsidiary of Buyer (“Merger Sub”). Each of the foregoing parties is referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Pubco, acting through itself and its direct and indirect Subsidiaries, currently conducts the Company Business and the Spinco Business;

WHEREAS, Buyer desires to acquire the Company Business on the terms and conditions set forth herein;

WHEREAS, Pubco directly owns all of the issued and outstanding capital stock of Enviri II Corporation, a newly formed Delaware corporation (“Spinco”);

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, prior to the Effective Time (as defined below), Pubco will merge with and into H-ES&R Holdings, in a merger pursuant to Sections 251(g) and 264 of the DGCL, and Section 18-209 of the DLLCA, with H-ES&R Holdings being the surviving entity of such merger (the “Holding Company Merger”) and continuing as a wholly-owned direct subsidiary of the Company, and in the Holding Company Merger, each issued and outstanding share of Pubco Common Stock will be converted into one (1) share of common stock, par value $1.25 per share, of the Company (the “Company Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Pubco, the Company, Spinco and Buyer are entering into a Separation Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein and as depicted in the Internal Reorganization Plan, (a) immediately following the Holding Company Merger, (i) H-ES&R Holdings will distribute to the Company all of the outstanding shares of the common stock, par value $0.00001 per share, of Spinco (the “Spinco Common Stock”), (ii) the Company will assume (A) the obligations of H-ES&R Holdings (as successor to Pubco in the Holding Company Merger) in respect of intercompany obligations of H-ES&R Holdings owed to Clean Earth, LLC and (B) the obligations of Harsco Receivables LLC in respect of intercompany obligations of Harsco Receivables LLC owed to Clean Earth LLC, (iii) Harsco Receivables LLC will distribute to H-ES&R Holdings all of Harsco Receivables LLC’s right, title and interest to accounts receivables originated by the Company Business to be repurchased from the PNC Receivables Facility in connection with the Closing and (iv) H-ES&R Holdings will distribute to the Company (A) all of H-ES&R Holdings’s right, title and interest to the receivables described in clause (iii) and (B) all of the outstanding membership interests of Harsco Clean Earth Holdings, LLC (the transactions described in this clause (a), the “Interim Distributions”), (b) immediately following the Interim Distributions, H-ES&R Holdings and the Company will enter into the Assignment Agreement, (c) immediately following the execution of the Assignment Agreement, the Company will contribute all of the outstanding membership interests of H-ES&R Holdings to Spinco (the “Interim Contribution”), and (d) immediately following the Interim Contribution, the Company will issue the Intercompany Note to H-ES&R Holdings (such issuance together with the Interim Distributions, the execution of the Assignment Agreement, the Interim Contribution and any other transactions expressly contemplated by the Internal Reorganization Plan to occur prior to the Merger, collectively, the “Reorganization”);

WHEREAS, pursuant to the Separation Agreement, upon the terms and subject to the conditions set forth therein, on the Closing Date, following the Holding Company Merger and the Reorganization and prior to the Effective Time, the Company will distribute the Spinco Business to the Company stockholders through the distribution of the Spinco Common Stock to the Company’s stockholders, on a pro rata basis, and following which, the Company stockholders will separately and directly hold (a) all of the issued and outstanding shares of Company Common Stock, and (b) all of the issued and outstanding shares of Spinco Common Stock (the distribution by the Company of all of the outstanding shares of Spinco Common Stock is referred to as the “Distribution,” and the Distribution together with the Reorganization is referred to as the “Separation”);

WHEREAS, following the Separation, at the Effective Time, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned indirect Subsidiary of Buyer, and pursuant to which each share of Company Common Stock will be converted into the right to receive the Merger Consideration (as defined below), all upon the terms and subject to the conditions set forth herein;

WHEREAS, the board of directors of Buyer (the “Buyer Board”) has unanimously approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which Buyer is or will be a party and the consummation of the transactions contemplated hereby and thereby, including the Merger;

WHEREAS, the board of directors of Merger Sub has unanimously determined that the Merger and this Agreement are advisable and has approved this Agreement and the transactions contemplated hereby, including the Merger;

WHEREAS, the board of managers of H-ES&R Holdings has unanimously approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which H-ES&R Holdings is or will be a party and the transactions contemplated hereby and thereby, including the Holding Company Merger and the Separation;

WHEREAS, the board of directors of Pubco (the “Pubco Board”) has by unanimous vote of all directors (i) determined that the terms of this Agreement and the other Transaction Documents to which Pubco is or will be a party and the transactions contemplated hereby and thereby, including the Separation and the Merger, are advisable, fair to and in the best interests of Pubco and its stockholders, (ii) approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which Pubco is or will be a party and the transactions contemplated hereby and thereby, including the Holding Company Merger, the Separation and the Merger, and (iii) resolved to recommend that the stockholders of Pubco approve and adopt this Agreement and the Merger (the “Pubco Board Recommendation”), subject to Section 7.7;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby, including the Holding Company Merger, the Separation and the Merger; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Holding Company Merger qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Treasury Regulations thereunder, and that this Agreement constitute and be adopted as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3 (the “Intended Tax Treatment”).

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used herein, the following terms have the following meanings:

1. “Acceptable Confidentiality Agreement” shall mean a confidentiality agreement to which Pubco is a party that contains terms that (a) are not more favorable, in the aggregate, to the other party than the terms in the Confidentiality Agreement are to Buyer and (b) do not in any way restrict Pubco, the Company or their respective Representatives from complying with their obligations under this Agreement.

2. “Action” shall mean any demand, action, claim, dispute, suit, countersuit, arbitration, inquiry, subpoena, proceeding or investigation of any nature (whether criminal, civil, legislative, administrative, regulatory, prosecutorial or otherwise) by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

3. “Affiliate” shall mean, when used with respect to a specified Person, a Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such specified Person. For the purpose of this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise; provided that, from and after the Distribution Time, none of the members of the Spinco Group shall be considered an Affiliate of any member of the Company Group and, from and after the Distribution Time, none of the members of the Company Group shall be considered an Affiliate of any member of the Spinco Group; and from and after the Effective Time, the members of the Company Group shall be deemed to be Affiliates of Buyer.

4. “Agreement” shall mean this Agreement and Plan of Merger, including all Exhibits and Schedules hereto (including the Disclosure Schedules), as may be amended, restated, modified or supplemented from time to time in accordance with its terms.

5. “Anti-Corruption Laws” shall mean all applicable anti-bribery and anti-corruption Laws (including the United States Foreign Corrupt Practices Act of 1977 and any other similar applicable foreign Law or international conventions that have the force of Law).

6. “Antitrust Laws” shall mean the Sherman Antitrust Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, the HSR Act and any other applicable federal, state, foreign or supranational Law that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

7. “Assignment Agreement” has the meaning set forth in the Separation Agreement.

8. “Award Holders” shall mean the holders of Pubco LTI Awards immediately prior to the cancellation of such awards pursuant hereto.

9. “Base Price” has the meaning set forth in the Separation Agreement.

10. “Benefit Plan” shall mean each “employee benefit plan” (within the meaning of Section 3(3) of ERISA but regardless of whether such plan is subject to ERISA) and each employee benefit or compensation plan, program, policy, practice, agreement or arrangement, including each pension, retirement, profit sharing, 401(k), severance, health and welfare, disability, deferred compensation, employment, termination, change-in-control, retention, fringe benefit, stock purchase, cash bonus or equity-based incentive or other compensatory or benefit plan, program, agreement, policy or other arrangement, in each case, that is maintained, contributed to or required to be contributed to for the benefit of current and/or former directors, officers, consultants, employees or other individual service providers, excluding any plan, program or arrangement that is sponsored, maintained or administered by any Governmental Authority or any Multiemployer Plan.

11. “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which banking institutions are authorized or obligated by Law to be closed in New York, New York.

12. “Buyer Disclosure Schedule” shall mean the Disclosure Schedule delivered by Buyer to Pubco on the date hereof.

13. “Buyer Material Adverse Effect” shall mean any change, event, development, condition or effect that has or would reasonably be expected to, individually or in the aggregate, materially and adversely affect the ability of Buyer to consummate the transactions contemplated by this Agreement prior to the Outside Date.

14. “Buyer Subsidiaries” shall mean all direct and indirect Subsidiaries of Buyer, which shall include the members of the Company Group from and after the Effective Time.

15. “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

16. “Collective Bargaining Agreement” shall mean each written Contract with a labor union, labor organization, works council or other labor organization.

17. “Company Affiliate Contract” shall mean any Contract between any member of the Company Group, on the one hand, and any member of the Spinco Group, on the other hand.

18. “Company Benefit Plan” shall mean each Benefit Plan that is (a) set forth on Section 5.15(a) of the Company Disclosure Schedule, or (b) maintained, sponsored, contributed to, or required to be contributed to or entered into, solely by the Company or a Subsidiary thereof or to which the Company or any of its Subsidiaries is a party.

19. “Company Books and Records” shall mean all books and records to the extent used or held for use in or necessary, as of immediately prior to the Distribution Time, for the operation of the Company Business, including financial, employee, and general business operating documents, instruments, papers, books, books of account, records and files and data related thereto (including regulatory dossiers, correspondence and related documentation).

20. “Company Business” has the meaning set forth in the Separation Agreement.

21. “Company Business Systems” shall mean the Information Technology and software used for the operation of the Company Business.

22. “Company Consolidated Group” has the meaning set forth in the Separation Agreement.

23. “Company Credit Agreement” shall mean the “Credit Agreement,” as such term is defined in the Separation Agreement.

24. “Company Datasite” shall mean the datasite established by Pubco for purposes of due diligence of the members of the Company Group and the Company Business (including any “clean room” or similar subset of a datasite or folders in which access is restricted to certain Representatives of Buyer).

25. “Company Disclosure Schedule” shall mean the Disclosure Schedule delivered by Pubco to Buyer on the date hereof.

26. “Company Group” has the meaning set forth in the Separation Agreement.

27. “Company Group Employee” has the meaning set forth in the Separation Agreement.

28. “Company Intellectual Property” shall mean all Intellectual Property owned by, or which (taking into account and giving effect to all of the Transaction Documents and the Reorganization) will at the Closing be owned by, the Company Group.

29. “Company Liabilities” has the meaning set forth in the Separation Agreement.

30. “Company Material Adverse Effect” shall mean any change, event, development, occurrence or effect that, individually or in the aggregate, (a) has or would reasonably be expected to, individually or in the aggregate, materially and adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement prior to the Outside Date or (b) has a material adverse effect on the business, financial condition or results of operations of the Company Business, taken as a whole; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect for purposes of clause (b): (i) any changes resulting from general market, economic, financial, capital markets or regulatory conditions, (ii) any general changes in the credit, debt, financial or capital markets or changes in interest or exchange rates, (iii) any changes in applicable Law or GAAP (or, in each case, authoritative interpretations thereof), (iv) any changes resulting from any hurricane, flood, tornado, earthquake or other natural disaster or weather-related events, or other force majeure events, or any worsening thereof, (v) any changes resulting from local, national or international political conditions, including the outcome of any elections, the outbreak or escalation of any military conflict, declared or undeclared war, armed hostilities, cyberattacks, acts of foreign or domestic terrorism or civil unrest, or changes in governmental budgeting or spending, including any governmental shutdowns or freezes, (vi) any changes generally affecting business or economic conditions in the industries in which the Company Business operates, (vii) any changes resulting from the execution of this Agreement or the other Transaction Documents or the announcement or the pendency of the Merger, the Distribution or the Separation, including, to the extent resulting therefrom, actions of Governmental Authorities, or any actions of or loss of customers, suppliers, distributors, employees or other material business relationships or partnerships (including any cancellation or delay in customer orders or any termination of or adverse changes to any Contract effected or proposed by any customer, supplier, distributor or other counterparty) (provided that this clause (vii) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution of this Agreement or the other Transaction Documents or the announcement or the pendency of the Holding Company Merger, the Separation or the Merger), (viii) any changes resulting from any actions required to be taken by the terms of this Agreement or the other Transaction Documents, (ix) the failure to meet internal or analysts’ expectations, projections or results of operations (but not, in each case, the underlying cause of any such changes, unless such underlying cause would otherwise be excepted by another clause of this definition), (x) any changes resulting from any epidemics, pandemics or disease or (xi) changes in or the imposition of any tariffs, or any actions relating to trade wars; provided that in the case of clauses (i), (ii), (iii), (iv), (v), (vi), (x) and (xi), if such changes, events, developments, occurrences or effects disproportionately impacts the Company Business, taken as a whole, as compared to other similarly situated participants in the industries in which the Company Business operates, then only the incremental disproportionate impact thereof may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

31. “Company Notes” shall mean the “Notes,” as such term is defined in the Separation Agreement.

32. “Company Notes Indenture” shall mean that certain Indenture, dated as of June 28, 2019, among Pubco, the guarantors listed therein, and U.S. Bank National Association, as trustee, pursuant to which the Company Notes were issued.

33. “Confidentiality Agreement” shall mean that certain Confidentiality Agreement, by and between Pubco and an Affiliate of Buyer, dated as of August 5, 2025, as amended, restated or supplemented from time to time, including any addendum thereto.

34. “Consent” shall mean any consent, clearance, expiration or termination of a waiting period, approval, exemption, waiver, authorization, filing, registration or notification.

35. “Contract” shall mean any binding contract, agreement, understanding, arrangement, loan or credit agreement, note, bond, indenture, lease, warranty, accepted purchase order with outstanding performance obligations at the applicable time of determination, sublicense or license or other instrument, but excluding any Benefit Plan.

36. “Controlled Group Liability” shall mean any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, and (iv) as a result of a failure to comply with the continuing coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

37. “DGCL” shall mean the Delaware General Corporation Law.

38. “Distribution Date” has the meaning set forth in the Separation Agreement.

39. “Distribution Time” has the meaning set forth in the Separation Agreement.

40. “DLLCA” shall mean the Delaware Limited Liability Company Act.

41. “Environmental Law” has the meaning set forth in the Separation Agreement.

42. “Environmental Liabilities” has the meaning set forth in the Separation Agreement.

43. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

44. “ERISA Affiliate” shall mean, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

45. “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

46. “Export Control Laws” shall mean all Laws concerning economic or trade sanctions or the import, export, re-export, boycott or transfer of products, software, technical data, services and technologies.

47. “Foreign Benefit Plan” shall mean any Benefit Plan that is maintained primarily for the benefit of employees or other individual service providers outside the United States.

48. “Foreign Investment Law” shall mean any federal, state, foreign, or supranational Law that is designed or intended to screen, prohibit, restrict or regulate investments on cultural, public order or safety, privacy, or national or economic security grounds.

49. “Fraud” shall mean any actual and intentional misrepresentation of a material fact by a Party in making the representations and warranties set forth in Article IV, Article V or Article VI, as applicable, or in the certificate contemplated by Section 8.2(c) and Section 8.3(d), as applicable that constitutes actual common law fraud under the Laws of the State of Delaware, but does not include fraud based on constructive knowledge, negligent misrepresentation, recklessness or a similar theory, equitable fraud, promissory fraud or any other fraud or torts based on recklessness or negligence.

50. “GAAP” shall mean generally accepted accounting principles in the United States.

51. “Governmental Authority” shall mean any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign, supranational or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof.

52. “Hazardous Substances” shall mean any toxic, reactive, corrosive, ignitable, flammable or explosive chemical or chemical compound, or hazardous or toxic substance, material or waste (including hazardous or toxic electronic, medical or infectious waste), or any pollutant or contaminant, whether solid, liquid or gas, that is subject to regulation, control or remediation or for which liability or standards of care are imposed under any Environmental Law, including without limitation (i) petroleum (including crude oil or any fraction thereof and any petroleum product or byproduct), asbestos or asbestos containing materials, radon, radioactive materials, and polychlorinated biphenyls, (ii) natural gas, synthetic gas and any mixtures thereof, (iii) polychlorinated biphenyls, (iv) asbestos or asbestos-containing materials, (v) radon gas or other radioactive substances, (vi) PFAS, (vii) toxic molds or other toxic fungi, (viii) urea formaldehyde foam insulation, and (x) chlorofluorocarbons and all other ozone depleting substances.

53. “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

54. “In-the-Money Pubco SAR Award” shall mean a Pubco SAR Award with a per-share strike price that is less than the Pubco Stock Value.

55. “Indebtedness” of any Person shall mean, without duplication: (i) the principal of and accrued and unpaid interest in respect of (A) indebtedness of such Person for borrowed money, and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments; (ii) all obligations of such Person under finance or capital leases of such Person (and excluding, for the avoidance of doubt, operating leases); (iii) to the extent drawn, reimbursement obligations under letters of credit or similar credit, performance, or surety transactions; (iv) all obligations of such Person under any swap, hedging, derivative or similar agreement or arrangement that would be payable to terminate such arrangements, calculated, as of the date Indebtedness is determined, as the amount of any payments that would be required to be paid by such Person, as applicable, to the counterparties in the event of an early unwind or early termination of such instruments transactions on such date less any amount payable to such Person in connection to such unwind or termination; (v) all obligations for the deferred purchase price of property, services, equity, or other assets (including all seller notes, “earn-out” or similar contingent payment obligations), excluding trade payables; (vi) all obligations of the type referred to in the foregoing clauses (i) through (v) of another Person secured by any Lien on any property or asset of such first Person; and (vii) all guarantees or similar arrangements by such Person, as applicable, of obligations of the type referred to in the foregoing clauses (i) through (vi) in respect of any other Person.

56. “Information Technology” shall mean all computer systems (including hardware, computers, servers, workstations, routers, hubs, switches and data communication lines), network and telecommunication equipment, internet related information technology infrastructure and other information technology equipment, and all associated documentation.

57. “Intellectual Property” shall mean any and all common law and statutory rights anywhere in the world arising under or associated with the following: (a) patents, patent applications, utility models, statutory invention registrations, certificates of invention, registered designs, utility models and similar or equivalent rights in inventions and designs, and all rights therein provided by international treaties or conventions; (b) trademarks, service marks, trade names, service names, trade dress, logos and other designations of origin, including any registrations and applications for registration of any of the foregoing (“Trademarks”); (c) Internet domain names, social media accounts or “handles” with Facebook, LinkedIn, X (formerly known as Twitter) and similar social media platforms, and other names, identifiers, and locators associated with Internet addresses, sites, and services (“Internet Properties”); (d) copyrights and any other rights in works of authorship (including rights in software or databases as a work of authorship) and any other related rights of authors, and all registrations and applications for registration of any of the foregoing; (e) trade secrets and industrial secret rights and rights in know-how, inventions, data, and any other confidential or proprietary business or technical information, that derive independent economic value, whether actual or potential, from not being known to other persons (“Trade Secrets”); and (f) all other similar or equivalent intellectual property or proprietary rights anywhere in the world.

58. “Intercompany Note” has the meaning set forth in the Separation Agreement.

59. “Interests” shall mean shares, partnership interests, limited liability company interests or any other equity interest in any Person.

60. “Internal Reorganization Plan” has the meaning set forth in the Separation Agreement.

61. “Intervening Event” shall mean any change, event, development, occurrence or effect occurring after the date of this Agreement and prior to obtaining the Pubco Stockholder Approval, and which was not known by, or was not reasonably foreseeable to the Pubco Board as of the date of this Agreement; provided, however, that in no event shall the following changes, events, developments, occurrences or effects be considered an Intervening Event: (a) the receipt, existence, or terms of any Competing Proposal or Superior Proposal or any matter relating thereto or consequence thereof; (b) any change, event, development, occurrence or effect with respect to Buyer or its Subsidiaries; (c) any changes in the market price or trading volume of the Pubco Common Stock or any other securities of Pubco or the Company or their respective Subsidiaries, or any change in the credit rating of Pubco or any of its Subsidiaries or their respective securities, or the fact that Pubco fails to meet, meets or exceeds internal or analysts’ expectations, projections or results of operations for any period (but not the facts or occurrences giving rise or contributing to such changes, which may be taken into account to the extent not otherwise excluded under this definition); or (d) any changes in applicable Law or GAAP.

62. “IRS” shall mean the U.S. Internal Revenue Service.

63. “Knowledge” shall mean (a) with respect to the Company, the actual knowledge, after reasonable inquiry, of the persons set forth in Section 1.1(a) of the Company Disclosure Schedule, and (b) with respect to Buyer, the actual knowledge, after reasonable inquiry, of the persons set forth in Section 1.1(c) of the Buyer Disclosure Schedule.

64. “Law” shall mean any national, supranational, federal, state, provincial, local or similar law (including common law), statute, code, order, ordinance, rule, regulation, treaty (including any income tax treaty), license, Permit, decree, injunction, binding judicial or administrative interpretation or other requirement, in each case, enacted, promulgated, issued or entered by a Governmental Authority.

65. “Liability” shall mean all debts, guarantees, assurances, commitments, liabilities, responsibilities, Losses, remediation, deficiencies, fines, settlements, sanctions, costs, interest and obligations of any nature or kind, whether accrued or fixed, absolute or contingent, matured or unmatured, accrued or not accrued, asserted or unasserted, liquidated or unliquidated, foreseen or unforeseen, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any Law, Action or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority or arbitration tribunal, and those arising under any Contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment or undertaking, or any fines, damages or equitable relief that is imposed, in each case, including all costs and expenses relating thereto.

66. “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, covenant, condition, encumbrance, encroachment, easement, right of way, exclusive license, purchase option, conditional sale, right of first offer or first refusal, security interest or other lien or title defect or third party right of any kind.

67. “Losses” shall mean actual losses, costs, damages, penalties and expenses (including reasonable legal and accounting fees and expenses and costs of investigation and litigation).

68. “Merger Consideration” shall mean an amount per share, in cash, determined by the Pubco Board (and publicly announced by Pubco), taking into account those considerations discussed with Buyer prior to the execution of this Agreement, including the pro forma net leverage of the Spinco Group, no later than five (5) Business Days prior to the Closing, not to be less than $14.50 per share and not to exceed $16.50 per share without the consent of Buyer.

69. “Multiemployer Plan” shall mean any “multiemployer plan” within the meaning of Section 3(37) or Section 4001(a)(3) of ERISA.

70. “Net Shares” shall mean, with respect to each Pubco LTI Award, a number of shares of Pubco Common Stock equal to the quotient (rounded to the nearest whole integer) obtained by dividing (a) the amount equal to (x) the product of (i) the number of vested shares of Pubco Common Stock subject to such award as of immediately prior to its cancellation thereof pursuant to Section 2.1(b)(i)(G) (after taking into account the vesting of such award occurring in connection with the Transactions), and (ii) Pubco Stock Value, less the per-share strike price of the applicable award (if any), less (y) the aggregate amount required to be withheld or deducted under applicable Tax Law, by (b) the Pubco Stock Value.

71. “NYSE” shall mean the New York Stock Exchange.

72. “Open Source Software” shall mean any software that is subject to the terms of any license agreement that meets the definition of “Open Source” promulgated by the Open Source Initiative, available online at http://www.opensource.org/osd.html or a similar license.

73. “Organizational Documents” shall mean: (a) with respect to any corporation, its articles or certificate of incorporation and bylaws; (b) with respect to any limited liability company, its articles or certificate of organization or formation and its operating agreement or limited liability company agreement or documents of similar substance; (c) with respect to any limited partnership, its certificate of limited partnership and partnership agreement or governing or organizational documents of similar substance; and (d) with respect to any other entity, governing or organizational documents of similar substance to any of the foregoing, in the case of each of the foregoing clauses (a) through (d), as may be in effect from time to time.

74. “Permits” shall mean permits, approvals, authorizations, registrations, consents, licenses or certificates issued by any Governmental Authority.

75. “Permitted Liens” shall mean: (a) statutory Liens arising by operation of Law with respect to a Liability incurred in the ordinary course of business consistent with past practice and which is not delinquent or is being contested in good faith by appropriate proceedings; (b) requirements and restrictions of zoning, licensing, permitting, building and other similar land-use Laws which are not violated by the present use or occupancy of the real property subject thereto; (c) Liens for Taxes or mechanics’, materialmen’s and similar Liens arising or incurred in the ordinary course of business consistent with past practice and with respect to any amounts, in each case (i) not yet due and payable or (ii) which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (d) non-exclusive license rights to Intellectual Property granted in the ordinary course consistent with past practice; (e) all encroachments, overlaps, overhangs, variations in area or measurement, rights of parties in possession, servitudes or easements (including conservation easements and public trust easements), rights-of-way, road use Contracts, covenants, conditions, restrictions, reservations, licenses, Contracts and other similar non-monetary matters of public record or any other similar matters not of record or which would be disclosed by an accurate survey or physical inspection of the applicable real property (provided, however, that the same, individually and in the aggregate, do not materially detract from the value of the real property or impair or interfere with the operation or use of such real property in the operation of the business currently conducted thereon); (f) pledges or deposits made in the ordinary course of business consistent with past practice in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, performance and return of money bonds and similar obligations; (g) liens arising under conditional sales Contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice; (h) pledges or deposits to secure public or statutory obligations unrelated to any default or violation of any Law; (i) Liens arising under or created by this Agreement or any Transaction Document (other than as a result of a breach or default under such Contracts); (j) Liens securing obligations under the Pubco Debt Facilities, each of which shall be released substantially concurrently with or prior to the Closing; (k) restrictions on transfer resulting from securities Laws; (l) the Company Leases, Liens on the fee interest underlying any Company Leased Property, and statutory landlord liens; and (m) Liens described on Section 1.1(b) of the Company Disclosure Schedule.

76. “Person” shall mean an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

77. “Personal Information” shall mean any information that identifies or could be used to identify an individual person (including any current, prospective or former customer, end user or employee), in addition to any information that is defined as “personally identifiable information,” “personal information,” or “personal data” or defined similarly under applicable Laws pertaining to data privacy or data protection.

78. “PFAS” shall mean any perfluoroalkyl or polyfluoroalkyl substance with at least one fully fluorinated methylene carbon (-CF2-), including perfluorooctanoic substances, perfluorooctanoic acid, hexafluoropropylene oxide (HFPO) dimer acid, and any substances colloquially referred to as “PFAS,” “PFOA,” “PFOS” and/or “GenX,” and including, in each case, any acids, salts or derivatives thereof.

79. “PNC Receivables Facility” has the meaning set forth in the Separation Agreement.

80. “Privacy Laws” shall mean any and all applicable Laws, legal requirements and self-regulatory guidelines (including of any applicable foreign jurisdiction) relating to the Processing of any Personal Information.

81. “Privacy Requirements” shall mean all applicable Privacy Laws and all of Pubco’s and its Subsidiaries’ external policies and notices and Contractual obligations relating to the Processing of Personal Information.

82. “Processing” shall mean any operations performed on data or information, including receipt, access, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical and administrative), disposal, destruction, disclosure or transfer (including cross-border).

83. “Proxy Statement” shall mean the proxy statement to be mailed to the stockholders of Pubco relating to the Pubco Stockholders Meeting, including any amendments or supplements thereto.

84. “Pubco Cash-Settled Awards” shall mean Pubco RSU Awards and Pubco PSU Awards to the extent such awards are settled in cash.

85. “Pubco Common Stock” shall mean the common stock, par value $1.25 per share, of Pubco.

86. “Pubco Debt Facilities” has the meaning set forth in the Separation Agreement.

87. “Pubco LTI Awards” shall mean, collectively, Pubco RSU Awards, Pubco PSU Awards and Pubco SAR Awards.

88. “Pubco Material Adverse Effect” shall mean any change, event, development, occurrence or effect that has or would reasonably be expected to, individually or in the aggregate, materially and adversely affect the ability of Pubco, the Company or H-ES&R Holdings to consummate the transactions contemplated by this Agreement prior to the Outside Date.

89. “Pubco PSU Award” shall mean a performance stock unit award granted under a Pubco Stock Plan.

90. “Pubco RSU Award” shall mean a restricted stock unit award granted under a Pubco Stock Plan.

91. “Pubco SAR Award” shall mean a stock appreciation right award granted under a Pubco Stock Plan.

92. “Pubco SEC Documents” shall mean all forms, reports, Schedules, statements and other documents required to be filed or furnished by Pubco with the SEC since January 1, 2024.

93. “Pubco Stock Plans” shall mean Pubco’s 2013 Equity and Incentive Compensation Plan, as amended, 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan, as amended, and 1995 Non-Employee Directors’ Stock Plan, as amended.

94. “Pubco Stock-Settled Awards” shall mean Pubco RSU Awards and Pubco PSU Awards to the extent such awards are settled in shares of Pubco Common Stock.

95. “Pubco Stock Value” shall mean the closing price of the shares of Pubco Common Stock on the NYSE (as reported by Bloomberg, L.P. or, if not reported therein, in another authoritative source selected by Pubco) on the trading day prior to the date that Pubco initiates the vesting and settlement of the applicable Pubco LTI Awards pursuant to Section 2.1(b)(i)(G), rounded to the nearest cent.

96. “Pubco Stockholder Approval” shall mean the approval and adoption of this Agreement and the Merger at the Pubco Stockholders Meeting by the holders of a majority of the outstanding shares of Pubco Common Stock.

97. “Release” shall mean any emission, spill, seepage, leak, escape, leaching, depositing, discharge, dispersal, injection, pumping, pouring, emitting, emptying, dumping, disposal, release, or migration of Hazardous Substances from any source into, on, upon, under, through or out of the environment (including without limitation, soil, soil vapor, surface water, groundwater, land, stream sediments, natural resources, surface or subsurface strata and ambient or indoor air).

98. “Release Documentation” shall mean (a) with respect to the Company Credit Agreement, customary lien and guarantee release documentation reasonably satisfactory to Buyer, (b) with respect to the PNC Receivables Facility, customary payoff and lien release documents reasonably satisfactory to Buyer, and (c) with respect to the Company Notes, customary documentation reasonably satisfactory to Buyer, effecting and evidencing the redemption in full of such Company Notes and the satisfaction and discharge of all obligations under the Company Notes Indenture and the Company Notes, in accordance with the terms of the Company Notes Indenture.

99. “Restricted Country” shall mean any country or geographic region that is or has been at any time since January 1, 2021 subject to economic sanctions under Export Control Laws, including Cuba, Iran, North Korea, Sudan, Syria, the Crimea region and the so-called Donetsk Peoples’ Republic and Luhansk People’s Republic.

100. “Restricted Party” shall mean (a) any Person included on one or more of the lists of sanctioned entities maintained by the United Nations; the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, and the Sectoral Sanctions Identifications List, all administered by the Office of Foreign Assets Control; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; and any similar lists of restricted parties maintained by other Governmental Authorities; (b) a Person located or resident in or an entity that is located in or organized under the Laws of a Restricted Country; and (c) any Person owned fifty percent (50%) or more by, controlled by, or acting on behalf of a Person described in clauses (a) or (b) of this definition.

101. “R&W Policy” shall mean any representation and warranty insurance policy obtained or maintained by Buyer, Merger Sub and/or any of their Affiliates, covering losses arising out of any fact or circumstance that would constitute a breach of any of the representations and warranties set forth in this Agreement.

102. “Record Date” has the meaning set forth in the Separation Agreement.

103. “Representative” shall mean, with respect to any Person, any of such Person’s directors, officers, employees, agents, consultants, advisors, accountants, attorneys or other representatives.

104. “Retained Marks” has the meaning set forth in the Separation Agreement.

105. “SEC” shall mean the U.S. Securities and Exchange Commission.

106. “Second Request” shall mean any request for additional information or documentary material issued by a Governmental Authority under 15 U.S.C. § 18a(e).

107. “Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

108. “Separation Agreement” shall mean that Separation Agreement, dated as of the date hereof, among Pubco, the Company, Spinco, and Buyer, as may be amended, restated, modified or supplemented from time to time in accordance with its terms.

109. “Specified SAR Award” has the meaning set forth in the Separation Agreement.

110. “Specified SAR Price” means a dollar amount equal to the per-share strike price of a Pubco SAR Award multiplied by a fraction, the numerator of which equals the Merger Consideration and the denominator of which equals the Pubco Stock Value, rounded to the nearest whole cent.

111. “Spinco Business” has the meaning set forth in the Separation Agreement.

112. “Spinco Group” has the meaning set forth in the Separation Agreement.

113. “Spinco Registration Statement” shall mean the registration statement on Form 10 (or other appropriate form) to be filed with the SEC to effect the registration of the shares of Spinco Common Stock in connection with the Distribution, as such registration statement may be amended or supplemented from time to time prior to the Distribution Time.

114. “Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities, (ii) the total combined Interests, or (iii) the capital or profit interests, in the case of a partnership, or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body; provided that, from and after the Distribution Time, none of the members of the Spinco Group shall be considered a Subsidiary of any member of the Company Group, and from and after the Distribution Time, none of the members of the Company Group shall be considered a Subsidiary of any member of the Spinco Group; and from and after the Effective Time, the members of the Company Group shall be deemed to be Subsidiaries of Buyer.

115. “Substitute SAR Award” has the meaning set forth in the Separation Agreement.

116. “Tax” or “Taxes” shall mean any taxes of any kind whatsoever, together with any interest, penalty, or addition to tax imposed with respect thereto.

117. “Tax Attributes” has the meaning set forth in the Separation Agreement.

118. “Tax Proceeding” shall mean any audit, investigation, examination, claim, litigation or other Action with or against any Governmental Authority with respect to Taxes.

119. “Tax Return” shall mean any return, report, claim for refund, or information return filed or required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto and any amendment thereof.

120. “Transaction Documents” shall mean the Separation Agreement, the Transition Services Agreement, and including all annexes, Exhibits, Schedules, attachments and appendices thereto, and any certificate or other instrument delivered by any Party to any other Party pursuant to this Agreement or any of the foregoing.

121. “Transactions” shall mean the Holding Company Merger, the Separation, the Merger, and the other transactions contemplated by this Agreement, the Separation Agreement and the other Transaction Documents.

122. “Transition Services Agreement” shall mean a Transition Services Agreement in substantially the form attached hereto as Exhibit A.

123. “Treasury Regulations” shall mean the regulations promulgated by the U.S. Treasury Department under the Code.

124. “U.S. Acquiror” shall mean a wholly owned Subsidiary of Buyer designated by Buyer that is organized under the laws of the United States or any state thereof and that is a direct, or indirect through one or more entities organized under the laws of the United States or any state thereof, parent of Merger Sub.

125. “Willful Breach” shall mean, with respect to any obligation, covenant or agreement of a Party in this Agreement, any action or omission taken or omitted to be taken by such Party in material breach of such obligation, covenant or agreement that such Party intentionally takes (or intentionally fails to take or perform) with knowledge that such action or omission would, or would reasonably be expected to, cause or result in a material breach of this Agreement.

Section 1.2 Cross References. Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Alternative Notice	Section 7.7(c)
Base Amount	Section 7.6(b)
Behavioral Commitments	Section 7.4(c)
Book-Entry Shares	Section 2.1(b)(i)(H)
Buyer	Preamble
Buyer Board	Recitals
Buyer Termination Fee	Section 9.4
Certificate	Section 2.1(b)(i)(H)
Certificate of Merger	Section 2.3
Chosen Courts	Section 10.2
Closing	Section 2.1(a)
Closing Date	Section 2.1(a)
Company	Preamble
Company Board	Recitals
Company Common Stock	Recitals
Company Financial Statements	Section 5.5(a)
Company Lease	Section 5.9(b)
Company Leased Property	Section 5.9(b)
Company Material Contracts	Section 5.11(a)
Company Owned Real Property	Section 5.9(a)
Company Real Property	Section 5.9(b)
Company Software	Section 5.16(h)
Company Stockholder Approvals	Section 4.8(e)
Competing Proposal	Section 7.7(f)(i)
Dissenting Shares	Section 3.1(h)
Dissenting Stockholders	Section 3.1(a)(i)
Distribution	Recitals
Distribution Documents	Section 4.7
Effective Time	Section 2.3
Exchange Fund	Section 3.1(b)(i)
Excluded Shares	Section 3.1(a)(i)
H-ES&R Holdings	Preamble
Holding Company Merger	Recitals
Holding Company Merger Certificate of Merger	Section 2.1(b)(i)(A)
Holding Company Merger Effective Time	Section 2.1(b)(i)(A)
Indemnified Parties	Section 7.6(a)
Intended Tax Treatment	Recitals
Interim Contribution	Recitals
Interim Distributions	Recitals
Interim Period	Section 7.1(a)
Legal Restraint	Section 8.1(e)
Merger	Section 2.2
Merger Sub	Preamble
Merger Sub Common Stock	Section 3.1(a)(iv)
Merger Sub Stockholder Approval	Section 7.15
Necessary Proxy Financial Statements	Section 7.3(a)
Necessary Public Spinco Financial Statements	Section 7.3(b)
Necessary Spinco Financial Statements	Section 7.3(b)
Negotiation Period	Section 7.7(c)

Order	Section 5.8(a)
Outside Date	Section 9.1(b)
Parties	Preamble
Party	Preamble
Paying Agent	Section 3.1(b)(i)
Pubco	Preamble
Pubco Adverse Recommendation Change	Section 7.7(b)
Pubco Board	Recitals
Pubco Board Recommendation	Recitals
Pubco Stockholders Meeting	Section 7.3(f)(i)
Pubco Termination Fee	Section 9.3(b)
Registered Company Intellectual Property	Section 5.16(a)
Relevant Business	Section 7.4(f)
Remedies Exception	Section 4.2
Reorganization	Recitals
Section 251(g) Provisions	Section 2.1(b)(i)(C)
Separation	Recitals
Solvent	Section 6.10
Spinco	Recitals
Spinco Common Stock	Recitals
Superior Proposal	Section 7.7(f)(ii)
Surviving Corporation	Section 2.2
Transaction Litigation	Section 7.9
Triggering Event	Section 7.7(b)

Section 1.3 Interpretation.

(a) Unless the context of this Agreement otherwise requires:

(i) (A) words of any gender include each other gender and neuter form; (B) words using the singular or plural number also include the plural or singular number, respectively; (C) derivative forms of defined terms will have correlative meanings; (D) the terms “hereof,” “herein,” “hereby,” “hereto,” “herewith,” “hereunder” and derivative or similar words refer to this entire Agreement; (E) the terms “Article,” “Section,” “Annex,” “Exhibit,” “Schedule,” and “Disclosure Schedule” refer to the specified Article, Section, Annex, Exhibit, Schedule or Disclosure Schedule of this Agreement and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; (F) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (G) the word “or” shall be disjunctive but not exclusive;

(ii) any Law defined or referred to in this Agreement or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws and the related regulations thereunder and published interpretations thereof, and references to any Contract or instrument are to that Contract or instrument as from time to time amended, modified or supplemented; provided that, for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any Law shall be deemed to refer to such Law, as amended, and the related regulations thereunder and published interpretations thereof, in each case, as of such date or dates;

(iii) references to any federal, state, local, or foreign statute or Law shall include all regulations promulgated thereunder, and for the purposes of Section 8.1(e), references to any Law shall not include any notice of an ongoing investigation by a Governmental Authority; and

(iv) references to any Person include references to such Person’s successors and permitted assigns, and in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(b) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent. The Parties acknowledge that each Party and its attorney has reviewed and participated in the drafting of this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement.

(c) Nothing herein (including the Company Disclosure Schedule and the Buyer Disclosure Schedule) shall be deemed an admission by any Party or any of its Affiliates, in any Action, that such Party or any such Affiliate, or any third party, is or is not in breach or violation of, or in default in, the performance or observance of any term or provisions of any Contract or any Law.

(d) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(e) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day.

(f) The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(g) The term “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

(h) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP, unless the context otherwise requires.

(i) All monetary figures shall be in United States dollars unless otherwise specified.

(j) No reference in this Agreement to dollar amount thresholds shall be deemed to be evidence of a Company Material Adverse Effect, Pubco Material Adverse Effect or a Buyer Material Adverse Effect, as applicable, or materiality.

(k) The phrases “furnished,” “provided,” “delivered” or “made available” when used with respect to information or documents means that such information or documents have been (i) physically or electronically delivered to the relevant Party (and includes that such information or documents have been furnished to its Representatives acting on its behalf or posted to the Company Datasite) or (ii) are otherwise Pubco SEC Documents and made publicly available on the SEC’s EDGAR website by Pubco, in each case, at least two (2) Business Days prior to the execution of this Agreement.

(l) References to the “ordinary course” or “ordinary course of business” shall mean, with respect to an action taken or omitted by any Person, that such action is consistent with the ordinary course of business of such Person.

ARTICLE II

THE MERGER

Section 2.1 Closing.

(a) Closing. Unless this Agreement has been terminated pursuant to Section 9.1, the closing of the Merger (the “Closing”) shall take place at 8:00 a.m., New York City time, on the date that is three (3) Business Days after the date on which the conditions set forth in Article VIII (other than those conditions set forth in Section 8.1(b), Section 8.2 or Section 8.3, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of such conditions prior to or at the Closing) have been satisfied or, to the extent permitted by applicable Law, waived, by electronic exchange of documents and signatures or at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, unless another date, time or place is agreed to in writing by Pubco and Buyer. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

(b) Transactions Prior to the Merger.

(i) Holding Company Merger. On the date of the Closing, upon the terms and subject to the conditions set forth in this Agreement, at the Holding Company Merger Effective Time, Pubco shall be merged with and into H-ES&R Holdings in accordance with the provisions of Sections 251(g) and 264 of the DGCL and Section 18-209 of the DLLCA, and the separate corporate existence of Pubco shall thereupon cease. H-ES&R Holdings shall be the surviving entity in the Holding Company Merger, and the separate limited liability company existence of H-ES&R Holdings, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Holding Company Merger, except as set forth in this Section 2.1(b)(i). The Holding Company Merger shall have the effects set forth in Section 259 of the DGCL and Section 18-209(g) of the DLLCA and this Agreement and shall be consummated in accordance with the following:

(A) Holding Company Merger Effective Time. At the Closing, Pubco shall cause the Holding Company Merger to be consummated by causing a certificate of merger (the “Holding Company Merger Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and DLLCA and shall make all other filings or recordings required under the DGCL and DLLCA in connection with the Holding Company Merger. The Holding Company Merger shall become effective at the time when the Holding Company Merger Certificate of Merger has been duly filed with, and accepted for record by, the office of the Secretary of State of the State of Delaware in accordance with the DGCL and DLLCA, or at such later time or date as the Parties hereto shall agree and specify in the Holding Company Merger Certificate of Merger in accordance with applicable Law, but in any event prior to the Interim Distributions (the “Holding Company Merger Effective Time”).

(B) The Certificate of Formation. The certificate of formation of H-ES&R Holdings, as in effect immediately prior to the Holding Company Merger Effective Time, shall be the certificate of formation of H-ES&R Holdings as the surviving entity in the Holding Company Merger, until thereafter amended as provided therein or by applicable Law.

(C) The Limited Liability Company Agreement. Pubco and H-ES&R Holdings shall take such actions necessary so that, immediately prior to the Holding Company Merger Effective Time, the limited liability company agreement of H-ES&R Holdings is amended to include the provisions required to be contained in the limited liability company agreement of H-ES&R Holdings as the surviving entity in the Holding Company Merger pursuant to Section 251(g)(7) of the DGCL (the “Section 251(g) Provisions”). Such limited liability company agreement, as so amended and restated shall be the limited liability company agreement of H-ES&R Holdings as the surviving entity in the Holding Company Merger, until thereafter amended as provided therein or by applicable Law. Following the Effective Time, Buyer shall, at the request of Spinco, approve and adopt one or more amendments to the limited liability company agreement of H-ES&R to eliminate from the limited liability company agreement of H-ES&R the Section 251(g) Provisions.

(D) Managers. The managers of H-ES&R Holdings immediately prior to the Holding Company Merger Effective Time shall be, from and after the Holding Company Merger Effective Time, the managers of H-ES&R Holdings as the surviving entity in the Holding Company Merger, each to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the limited liability company agreement of H-ES&R Holdings as the surviving entity in the Holding Company Merger.

(E) Officers. The officers of Pubco immediately prior to the Holding Company Merger Effective Time shall, from and after the Holding Company Merger Effective Time, be the officers of H-ES&R Holdings as the surviving entity in the Holding Company Merger, each to hold office until their respective successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the limited liability company agreement of H-ES&R Holdings as the surviving entity in the Holding Company Merger.

(F) Effect of the Holding Company Merger on Securities; Distribution of Company Common Stock. At the Holding Company Merger Effective Time, as a result of the Holding Company Merger and without any action on the part of Pubco, the Company, H-ES&R Holdings or the holders of any of their respective securities: (x) each share of Pubco Common Stock issued and outstanding immediately prior to the Holding Company Merger Effective Time (other than shares held in treasury, which shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist) shall be converted into one (1) share of Company Common Stock, (y) the limited liability company interest in H-ES&R Holdings held by the Company prior to the Holding Company Merger Effective Time shall remain outstanding and thereafter represent the entire limited liability company interest of H-ES&R Holdings as the surviving entity in the Holding Company Merger, and (z) from and after the Holding Company Merger Effective Time, holders of certificates formerly evidencing Pubco Common Stock and former holders of shares of Pubco Common Stock that, immediately prior to the Holding Company Merger Effective Time was represented by book-entry on the stock transfer books of Pubco, shall cease to have any rights as stockholders of Pubco, except as provided by Law. Effective immediately after the Holding Company Merger Effective Time, H-ES&R Holdings as the surviving corporation in the Holding Company Merger shall distribute to the Company all shares of Company Common Stock held by Pubco immediately prior to the Holding Company Merger Effective Time.

(G) Treatment of Pubco LTI Awards. Not more than ten (10) Business Days prior to the Closing Date, each unvested Pubco LTI Award (other than Pubco PSU Awards) shall vest in full, each Pubco PSU Award shall vest in accordance with its terms, and each Pubco LTI Award shall be cancelled and settled as follows:

(1) in the case of each In-the-Money Pubco SAR Award that is not a Specified SAR Award, the Net Shares in respect thereof shall be issued by Pubco to the applicable Award Holder no later than the close of business on the Business Day prior to the Closing Date, which Net Shares will be converted into shares of Company Common Stock in the Holding Company Merger in accordance with Section 2.1(b)(i)(F), and the applicable Award Holder shall receive, in respect of such shares of Company Common Stock, (i) in the Distribution, the shares of Spinco Common Stock distributed in respect of such shares of Company Common Stock, and (ii) in the Merger, the Merger Consideration in respect of each such share of Company Common Stock pursuant to Section 3.1(a)(i);

(2) in the case of each Pubco SAR Award that is not an In-the-Money Pubco SAR Award or a Specified SAR Award, the applicable Award Holder shall receive no consideration in respect thereof; and

(3) in the case of each Specified SAR Award, the applicable Award Holder shall receive a Substitute SAR Award in accordance with the terms of Section 5.3(e) of the Separation Agreement;

(4) in the case of each Specified SAR Award that is an In-the-Money Pubco SAR Award, the applicable Award Holder shall be paid an amount of cash equal to the product of (i) the Merger Consideration, less the Specified SAR Price for such Specified SAR Award, multiplied by (ii) the number of vested shares of Pubco Common Stock subject to such award immediately prior to its cancellation pursuant to this Section 2.1(b)(i)(G) (after taking into account the vesting of such award occurring in connection with the Transactions pursuant to this Section 2.1(b)(i)(G)), payable by the member of the Spinco Group that is the Award Holder’s employing or engaging entity as of the Closing Date (or its applicable agent) on the first administratively practicable payroll date after the Closing Date;

(5) in the case of each Pubco Stock-Settled Award, the Net Shares in respect thereof shall be issued by Pubco to the applicable Award Holder no later than the close of business on the Business Day prior to the Closing Date, which Net Shares will be converted into shares of Company Common Stock in the Holding Company Merger in accordance with Section 2.1(b)(i)(F), and the applicable Award Holder shall receive, in respect of such shares of Company Common Stock, (i) in the Distribution, the shares of Spinco Common Stock distributed in respect of such shares of Company Common Stock, and (ii) in the Merger, the Merger Consideration in respect of each such share of Company Common Stock pursuant to Section 3.1(a)(i); and

(6) in the case of each Pubco Cash-Settled Award, the applicable Award Holder shall be paid an amount of cash equal to the product of (i) the Net Shares multiplied by (ii) the Pubco Stock Value payable by the member of the Company Group or Spinco Group that is the Award Holder’s employing or engaging entity as of the Closing Date (or its applicable agent) on the first administratively practicable payroll date after the Closing Date.

Notwithstanding anything to the contrary herein, with respect to any Pubco LTI Awards that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be settled in accordance with the timing set forth in this Section 2.1(b)(i)(G) without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Pubco Stock Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

On or prior to the Business Day before the Closing Date, the Pubco Board (or another committee duly authorized by the Pubco Board for such purpose) and the Company Board shall adopt any resolutions and take such other actions as may be necessary to implement the provisions of this Section 2.1(b)(i)(G).

(H) No Surrender of Securities. Each outstanding certificate that, immediately prior to the Holding Company Merger Effective Time, evidenced shares of Pubco Common Stock (a “Certificate”) shall, from the Holding Company Merger Effective Time, be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of Company Common Stock. With respect to shares of Pubco Common Stock that, immediately prior to the Holding Company Merger Effective Time was represented by book-entry on the stock transfer books of Pubco, the shares of Company Common Stock into which such shares of Pubco Common Stock are converted in the Holding Company Merger shall, from the Holding Company Merger Effective Time, be represented by book-entry on the stock transfer books of the Company and be referred to as “Book-Entry Shares.” From and after the Holding Company Merger Effective Time, there shall be no transfers on the stock transfer books of Pubco of the shares of Pubco Common Stock that were outstanding immediately prior to the Holding Company Merger Effective Time.

(I) Other Requirements of 251(g) of the DGCL. Pubco and the Company shall take all actions necessary to ensure that the Holding Company Merger complies with Section 251(g) of the DGCL, including by (x) causing the certificate of incorporation and by-laws of the Company immediately following the Holding Company Merger Effective Time to contain provisions identical to the certificate of incorporation and by-laws of Pubco immediately prior to the Holding Company Merger Effective Time (other than provisions, if any, regarding the incorporator or incorporators, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the certificate of incorporation as were necessary to effect a change, exchange, reclassification, subdivision, combination or cancellation of stock, if such change, exchange, reclassification, subdivision, combination, or cancellation has become effective) and (y) ensuring that the directors of Pubco become or remain the directors of the Company upon the Holding Company Merger Effective Time.

(ii) Other Transactions. Upon the terms and subject to the conditions set forth in this Agreement, immediately following the Interim Contribution and prior to the Effective Time, the Company will issue the Intercompany Note and effect the Distribution, in each case in accordance with the Separation Agreement.

Section 2.2 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement, Merger Sub shall be merged with and into the Company (the “Merger”) in accordance with the applicable provisions of the DGCL, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”) and shall succeed to and assume all the rights, powers and privileges and be subject to all of the obligations of Merger Sub in accordance with the DGCL. As a result of the Merger, the Company shall become an indirect wholly owned Subsidiary of Buyer (and a direct or indirect wholly owned subsidiary of U.S. Acquiror). References herein to the “Company” with respect to the period from and after the Effective Time shall be deemed to be references to the Surviving Corporation. The Merger shall have the effects set forth in Section 259 of the DGCL and this Agreement.

Section 2.3 Effective Time. On the Closing Date, the Company and Merger Sub shall file a certificate of merger relating to the Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Certificate of Merger shall specify that the Merger shall become effective at a time on the Closing Date (such time, the “Effective Time”) that is immediately after the Distribution Time.

Section 2.4 Certificate of Incorporation and Bylaws of the Surviving Corporation; Directors and Officers of the Surviving Corporation.

(a) At the Effective Time, the certificate of incorporation of the Company shall be amended and restated to be in the form of the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time (with such modifications as may be necessary to comply with Section 7.6), and such certificate of incorporation, as so amended and restated, shall be the certificate of incorporation of the Company from and after the Effective Time until thereafter changed or amended as provided therein or by applicable Law (subject to compliance with Section 7.6).

(b) Buyer shall take all actions necessary so that the bylaws of Merger Sub in effect as of immediately prior to the Effective Time shall include such provisions as necessary to comply with Section 7.6, and such bylaws of Merger Sub shall be the bylaws of the Surviving Corporation from and after the Effective Time until thereafter changed or amended as provided therein or by applicable Law (subject to compliance with Section 7.6).

(c) From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law, (i) the directors of Merger Sub as of immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and (ii) the officers of Merger Sub as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE III

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES;

REPAYMENT OF INTERCOMPANY NOTE

Section 3.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any party to this Agreement or any holder of the capital stock of Pubco, the Company, Merger Sub or Buyer:

(a) Company Common Stock and Merger Sub Common Stock.

(i) Each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time (other than (A) shares cancelled or converted in accordance with Section 3.1(a)(ii) and (B) any shares of Company Common Stock held by stockholders of the Company who comply with all provisions of Section 262 of the DGCL concerning the right of holders of shares of Company Common Stock to demand appraisal of such shares in connection with the Merger (such holders described in this clause (B), “Dissenting Stockholders” and such shares described in clause (A) and clause (B) and Section 3.1(a)(ii), the “Excluded Shares”)) shall automatically cease to exist and be converted into and represent the right to receive from U.S. Acquiror, the Merger Consideration, without interest.

(ii) Each share of Company Common Stock held by the Company as treasury stock or owned by Buyer or Merger Sub immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist and no stock or other consideration shall be issued or delivered in exchange therefor or in respect thereof. Each share of Company Common Stock owned by any direct or indirect wholly owned Subsidiary of Buyer (other than Merger Sub) or the Company will be converted into such number of shares of the Surviving Corporation so as to maintain relative ownership percentages.

(iii) As of the Effective Time, each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration as provided in Section 3.1(a)(i) (or Section 2.1(b)(i)(G), as applicable).

(iv) At the Effective Time, all of the shares of common stock, par value $0.001 per share, of Merger Sub (“Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) fully paid and nonassessable share of common stock, par value $0.00001 per share, of the Surviving Corporation.

(b) Exchange and Payment.

(i) Paying Agent. At least ten (10) Business Days prior to the Closing, Buyer and Merger Sub shall enter into an agreement (on terms reasonably acceptable to Pubco) with the Company’s transfer agent (or another entity reasonably acceptable to the Company) to act as agent for the stockholders of the Company in connection with the Merger (the “Paying Agent”) and to receive the Merger Consideration to which the stockholders of the Company shall become entitled pursuant to this Article III. Promptly after the close of business on the Business Day prior to the Closing Date, Pubco shall deliver to Buyer a certificate specifying the number of shares of Company Common Stock that will be outstanding immediately prior to the Effective Time. At the Closing, Buyer shall cause U.S. Acquiror to deposit, or to cause to be deposited, with the Paying Agent, for the benefit of the stockholders of the Company, a cash amount in immediately available funds necessary for the Paying Agent to make the aggregate payments of the Merger Consideration in respect of the shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time other than the Excluded Shares. Such cash provided to the Paying Agent is referred to as the “Exchange Fund.” If a Dissenting Stockholder effectively withdraws its demand for, or loses its, appraisal rights pursuant to Section 262 of the DGCL with respect to any Dissenting Shares, Buyer shall cause U.S. Acquiror to make available or cause to be made available to the Paying Agent additional funds in an amount equal to the product of (x) the number of Dissenting Shares for which the Dissenting Stockholder has withdrawn its demand for, or lost its, appraisal rights pursuant to Section 262 of the DGCL and (y) the Merger Consideration. The Paying Agent shall invest the cash portion of the Exchange Fund as directed by Buyer; provided that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of investment. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the aggregate amounts payable under Section 3.1(a)(i) shall be promptly returned to the Surviving Corporation. To the extent that there are any losses with respect to any such investments, or the Exchange Fund diminishes for any reason below the level required for the Paying Agent to make prompt cash payment under Section 3.1(a)(i) Buyer shall cause U.S. Acquiror or the Surviving Corporation to promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make such aggregate payments under Section 3.1(a)(i).

(ii) Letter of Transmittal. As soon as reasonably practicable (and in any event, within five (5) Business Days) after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each record holder of shares of Company Common Stock represented by a Certificate or Certificates a letter of transmittal which shall (A) specify that delivery of Certificate(s) shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of such Certificates to the Paying Agent and shall be in such form and have such other provisions as Buyer and Pubco shall reasonably agree and (B) include instructions for use in effecting the surrender of the Certificates in exchange for Merger Consideration with respect to the shares formerly represented thereby.

(iii) Payment for Shares. Upon delivery to the Paying Agent of such letter of transmittal by any record holder of shares of Company Common Stock represented by a Certificate or Certificates (other than Excluded Shares), if applicable, duly completed and signed in accordance with its instructions, and surrender of the Certificate that immediately prior to the Effective Time represented such shares of Company Common Stock (or affidavit of loss in lieu thereof as provided in Section 3.1(g)), such record holder shall be entitled to receive the Merger Consideration in respect of each of such shares, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable as provided above. Risk of loss of and title to any Certificate will pass only upon proper delivery as provided above. In the event of a transfer of ownership of shares that is not registered in the stock transfer books of Pubco or the Company, a check for any cash and a certificate or other evidence representing any share of Pubco Common Stock, in each case, to be delivered upon compliance with the procedures described above, may be issued to the transferee if the applicable letter of transmittal is accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer or other similar Taxes have been paid or that stock transfer or other similar Taxes are not applicable.

(iv) Book-Entry Shares. As soon as reasonably practicable (and in any event, within two (2) Business Days) after the Effective Time, Buyer shall cause U.S. Acquiror to cause the Paying Agent to issue and deliver to each holder of Book-Entry Shares a check or wire transfer for the amount of cash that such holder is entitled to receive pursuant to Section 3.1(a) in respect of such Book-Entry Shares, without such holder being required to deliver a Certificate or an executed letter of transmittal, “agent’s message” or other documents to the Paying Agent, and such Book-Entry Shares shall then be cancelled. No interest will be paid or accrued for the benefit of holders of Book-Entry Shares on the Merger Consideration payable in respect of Book-Entry Shares.

(c) No Further Ownership Rights in Company Common Stock. All cash payments in respect of shares of Company Common Stock in accordance with the terms of this Section 3.1 shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock.

(d) Closing of Transfer Books. From and after the Effective Time, the stock transfer books of the Company shall be closed and no transfer shall be made of any shares of capital stock of the Company that were outstanding as of immediately prior to the Effective Time.

(e) Termination of Exchange Fund. Any portion of the Exchange Fund made available to the Paying Agent that remains undistributed to the former holders of shares of Company Common Stock on the one (1)-year anniversary of the Effective Time shall be delivered to the Surviving Corporation, and any former holders of shares of Company Common Stock who have not received payments in respect of shares of Company Common Stock in accordance with this Article III shall thereafter look only to U.S. Acquiror and the Surviving Corporation for the Merger Consideration to which they are entitled pursuant to Section 3.1(a)(i), (subject to any applicable abandoned property, escheat or similar Law).

(f) No Liability. None of Pubco, Spinco, H-ES&R Holdings, the Surviving Corporation, Buyer, Merger Sub, the Paying Agent nor any other Person shall be liable to any holder of Company Common Stock or any holder of shares of Pubco Common Stock for cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Buyer, the posting by such Person of a bond in customary amount and upon such terms as may be required by Buyer as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue the Merger Consideration in respect of the number of shares of Company Common Stock formerly represented by such lost, stolen or destroyed Certificate.

(h) Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time and which are held by a stockholder who is entitled to demand and properly demands appraisal of such shares of Company Common Stock (the “Dissenting Shares”) pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL, shall not be converted into or be exchangeable for the right to receive the Merger Consideration, but instead such holder shall be entitled to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to Section 262 of the DGCL (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost its right to appraisal under the DGCL. If any Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder’s shares shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such Share, in accordance with Section 3.1(a), without interest. Pubco shall give Buyer (i) prompt written notice and a copy of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by Pubco relating to stockholders’ rights of appraisal and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal by stockholders under the DGCL. Pubco shall not, except with the prior written consent of Buyer, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. Buyer or a Subsidiary of Buyer shall be responsible for any and all amounts payable in respect of Dissenting Shares.

(i) Tax Withholding. The Company, Pubco, Buyer, U.S. Acquiror, Merger Sub, the Surviving Corporation, the Paying Agent and any other applicable withholding agent shall each be entitled to deduct and withhold from any amounts otherwise payable or issuable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or non-U.S. Tax Law. To the extent amounts are so deducted or withheld and timely paid over to the appropriate Governmental Authority, such deducted or withheld amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 3.2 Repayment of Intercompany Note. Immediately following the Effective Time, on the Closing Date, Buyer shall cause U.S. Acquiror to contribute or cause to be contributed to the Company, and the Company shall immediately thereafter pay to H-ES&R Holdings, a cash amount in immediately available funds equal to the amount necessary to repay in full the Intercompany Note (it being understood that cash and cash equivalents of the Company and its Subsidiaries may be available and may also be used to fund this amount). For the avoidance of doubt, if the Intercompany Note is paid in accordance with this Section 3.2, no interest will be payable thereunder.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES REGARDING PUBCO AND H-ES&R HOLDINGS

Except as otherwise disclosed or identified in (a) the Pubco SEC Documents filed and publicly available on the SEC’s EDGAR database at least two (2) Business Days prior to the date hereof (excluding any disclosures of factors or risks contained or references therein under the captions “Risk Factors” or “Forward-Looking Statements” to the extent they are forward-looking statements and any other similar general, predictive or cautionary statements) or (b) the Company Disclosure Schedule (it being understood that each such disclosure shall also apply to each other representation and warranty contained in this Article IV or Article V to the extent that it is reasonably apparent on the face of such disclosure that it is relevant to or applies to such representation or warranty), the Company hereby represents and warrants to Buyer as follows:

Section 4.1 Organization of Pubco and H-ES&R Holdings. Each of Pubco and H-ES&R Holdings is a corporation or limited liability company, as applicable, that is duly organized, validly existing and in good standing under the Laws of the state of Delaware, except as would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect. Each of Pubco and H-ES&R Holdings has all requisite corporate or limited liability company, as applicable, power and authority to carry on its businesses as now being conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction where the conduct of its business requires such qualification, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect.

Section 4.2 Due Authorization. Each of Pubco and H-ES&R Holdings has all requisite corporate or limited liability company, as applicable, power and authority to execute and deliver this Agreement and the Transaction Documents to which it is or will be a party and to consummate the Transactions, except for (a) such further action of the Company Board required to establish the Record Date and the Distribution Date and declare the Distribution (the effectiveness of which will be subject to the satisfaction or, to the extent permitted by applicable Law, waiver, of the conditions set forth in the Separation Agreement), (b) the Company Stockholder Approvals, and (c) the Pubco Stockholder Approval. The execution and delivery by Pubco and H-ES&R Holdings of this Agreement and the Transaction

Documents to which Pubco or H-ES&R Holdings is or will be a party and the consummation by Pubco and H-ES&R Holdings of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all necessary and proper corporate or limited liability company, as applicable, action on its part, and no other corporate or limited liability company, as applicable, action on the part of Pubco or H-ES&R Holdings is necessary to (x) authorize this Agreement or the Transaction Documents to which it is or will be a party or, (y) consummate the Transactions, but in the case of this clause (y) subject to (i) such further action of the Company Board required to establish the Record Date and the Distribution Date and declare the Distribution (the effectiveness of which will be subject to the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in the Separation Agreement), (ii) the Company Stockholder Approvals, and (iii) the Pubco Stockholder Approval. Each of this Agreement and the Transaction Documents to which Pubco or H-ES&R Holdings is or will be a party has been or will be duly and validly executed and delivered by each of by Pubco or H-ES&R Holdings (as applicable), and (assuming that each of this Agreement and the other applicable Transaction Documents to which Buyer or Merger Sub is or will be a party constitutes a legal, valid and binding obligation of Buyer or Merger Sub (as applicable)), constitutes or will when executed and delivered constitute the legal, valid and binding obligation of Pubco or H-ES&R Holdings, as applicable, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (collectively, the “Remedies Exception”).

Section 4.3 Capitalization of Pubco and H-ES&R Holdings.

(a) The authorized capital stock of Pubco consists of 150,000,000 shares of Pubco Common Stock and 4,000,000 shares of preferred stock. As of the close of business on November 19, 2025, (i) 80,698,491 shares of Pubco Common Stock were issued and outstanding (excluding treasury shares), all of which were duly authorized, validly issued, fully paid and nonassessable, (ii) 37,564,293 shares of Pubco Common Stock were held by Pubco in its treasury, (iii) 3,004,434 shares of Pubco Common Stock were subject to Pubco SAR Awards, (iv) 2,089,603 shares of Pubco Common Stock were subject to Pubco RSU Awards, and (v) 3,750,398 shares of Pubco Common Stock were subject to Pubco PSU Awards (assuming applicable performance conditions are achieved at maximum levels). Other than 7,039,770 shares of Pubco Common Stock reserved for issuance, including 4,414,168 shares of Pubco Common Stock reserved for issuance under the Pubco Stock Plans, Pubco has no shares of capital stock reserved for issuance.

(b) Upon any issuance of any shares of Pubco Common Stock in accordance with the terms of the Pubco Stock Plan, such shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens and shall be issued in compliance with all applicable Law. Pubco does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of Pubco on any matter.

Section 4.4 Consents and Approvals; No Violations.

(a) Assuming the accuracy of the representations and warranties of Buyer and Merger Sub set forth in Article VI, no filing with or notice to, and no permit, authorization, registration, consent or approval of, any Governmental Authority is required on the part of Pubco or H-ES&R Holdings for the execution, delivery and performance by Pubco or H-ES&R Holdings of this Agreement or any Transaction Document to which it is a party or the consummation by Pubco or H-ES&R Holdings of the Transactions, except: (i) any filing that may be required under the HSR Act, any other Antitrust Laws, or Foreign Investment Law, the Securities Act, the Exchange Act, or applicable blue sky laws; (ii) compliance with any Permits; (iii) the filing of the Holding Company Merger Certificate of Merger and the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the provisions of the DGCL; (iv) the rules and regulations of NYSE; (v) the filing of any amendment to the Organizational Documents of Spinco or the Company to effect the Holding Company Merger and the Separation; (vi) the filing of the Spinco Registration Statement; (vii) any filings with and approvals of a national securities exchange to permit the shares of Spinco Common Stock that are to be distributed in the Distribution to be approved for listing on such national securities exchange, subject to official notice of issuance; (viii) the filing with the SEC of the Proxy Statement; or (ix) any such filings, notices, permits, authorizations, registrations, consents or approvals, the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect.

(b) Subject to the receipt of the Consents referenced in Section 4.4(a), neither the execution, delivery and performance by Pubco or H-ES&R Holdings of this Agreement and the Transaction Documents to which it is or will be a party as of the Effective Time, nor the consummation by Pubco or H-ES&R Holdings of the Transactions, will (i) conflict with or result in any breach or violation of any provision of the Organizational Documents of Pubco or H-ES&R Holdings, (ii) result in a breach or violation of, or constitute a default under, or give rise to any right of termination, amendment, cancellation or acceleration adverse to Pubco or H-ES&R Holdings under a Contract to which Pubco or H-ES&R Holdings is a party, or (iii) violate any Law applicable to Pubco or H-ES&R Holdings, except, in the case of clause (ii) and clause (iii), as would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect.

Section 4.5 Litigation. As of the date of this Agreement, (a) there are no Actions pending or, to the Knowledge of the Company, threatened against Pubco, or any of its Subsidiaries (including H-ES&R Holdings), or arising out of or relating to the business of Pubco and its Subsidiaries, except as would not reasonably be expected to result in a Pubco Material Adverse Effect, and (b) neither Pubco nor any of its Subsidiaries is subject to any outstanding Order, except as would not reasonably be expected to result in, individually or in the aggregate, a Pubco Material Adverse Effect.

Section 4.6 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission for which Buyer or any of its Subsidiaries, including Merger Sub, the Surviving Corporation or the members of the Company Group would be liable after Closing, in connection with this Agreement or the Transaction Documents, or the Transactions, based upon arrangements made by or on behalf of Pubco or any of its Subsidiaries (including H-ES&R Holdings).

Section 4.7 Proxy Statement; Spinco Registration Statement. None of the information regarding Pubco or any of its Subsidiaries (including the members of the Company Group), the Company Business, or the transactions contemplated by this Agreement or any Transaction Document to be provided by Pubco or the Company or any of their respective Subsidiaries specifically for inclusion in, or incorporation by reference into, the Proxy Statement, the Spinco Registration Statement, or the documents relating to the Distribution that are filed with the SEC and/or distributed to Pubco stockholders (the “Distribution Documents”) will, in the case of the Proxy Statement or the Distribution Documents or any amendment or supplement thereto, at the time of the first mailing of the Proxy Statement and the Distribution Documents and of any amendment or supplement thereto, or, in the case of the Spinco Registration Statement, at the time such registration statement becomes effective, on the date of the Pubco Stockholders Meeting, at the Distribution Date or at the Effective Time, contain an untrue or false statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading. The Spinco Registration Statement will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act, as the case may be. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to information supplied by or on behalf of Buyer or Merger Sub for inclusion or incorporation by reference in any of the foregoing documents.

Section 4.8 Board and Stockholder Approval.

(a) At a meeting duly called and held, or by written consent, the Pubco Board has by unanimous vote of all directors (i) determined that the terms of this Agreement and the other Transaction Documents to which Pubco is or will be a party and the transactions contemplated hereby and thereby, including the Separation and the Merger, are advisable, fair to, and in the best interests of Pubco and its stockholders; (ii) approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which Pubco is or will be a party and the transactions contemplated hereby and thereby, including the Holding Company Merger, the Separation and the Merger; and (iii) resolved to make the Pubco Board Recommendation, subject to Section 7.7.

(b) By written consent, the board of managers of H-ES&R Holdings has unanimously approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which H-ES&R Holdings is or will be a party and the transactions contemplated hereby and thereby, including the Holding Company Merger and the Separation.

(c) By written consent, the Company Board has unanimously approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby, including the Holding Company Merger, the Separation and the Merger.

(d) No vote of the holders of any class of equity securities of Pubco is required for the execution and delivery of this Agreement or any other Transaction Documents to which any of Pubco or its Subsidiaries is to be a party, the performance by Pubco or any of its Subsidiaries of its obligations hereunder and thereunder, or to consummate the Merger and the other transactions contemplated hereunder and thereunder, except that the consummation of the Merger requires the Pubco Stockholder Approval.

(e) Immediately after the execution of this Agreement, Pubco will approve and adopt, as the Company’s sole stockholder, and the Company will approve and adopt, as the sole member of H-ES&R Holdings, this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, including the Merger and Separation (the “Company Stockholder Approvals”).

Section 4.9 Opinion of Pubco Financial Advisor. The Pubco Board has received the written opinion of BofA Securities, Inc. to the effect that, as of the date of such opinion, and based upon and subject to the qualifications, assumptions, limitations and other matters set forth in the written opinion, the Base Price to be paid by Buyer to acquire the Company Business pursuant to this Agreement and the Separation Agreement is fair, from a financial point of view, to the holders of Pubco Common Stock.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as otherwise disclosed or identified in (a) the Pubco SEC Documents filed and publicly available on the SEC’s EDGAR database at least two (2) Business Days prior to the date hereof (excluding any disclosures of factors or risks contained or references therein under the captions “Risk Factors” or “Forward-Looking Statements” to the extent they are forward-looking statements and any other similar general, predictive or cautionary statements) or (b) the corresponding section or subsection of the Company Disclosure Schedule (it being understood that each such disclosure shall also apply to each other representation and warranty contained in this Article V or Article IV to the extent that it is reasonably apparent on the face of such disclosure that it is relevant to or applies to such representation or warranty), the Company hereby represents and warrants to Buyer and Merger Sub as follows:

Section 5.1 Organization of the Company Group. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each member of the Company Group other than the Company is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each member of the Company Group has all requisite corporate or other organizational power and authority to carry on its businesses as now being conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction where the conduct of its business requires such qualification, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 5.2 Due Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Transaction Documents to which it is or will be a party and (subject to the receipt of the Consents described in Section 5.4(a)) to consummate the Transactions (subject, in the case of the Merger, to the Pubco Stockholder Approval and the Company Stockholder Approval), and except for such further action of the Company Board required to establish the Record Date and the Distribution Date, and declare the Distribution (which is subject to the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in the Separation Agreement). The execution and delivery by the Company of this Agreement and the Transaction Documents to which it is or will be a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all necessary and proper corporate action on its part and, except for Pubco Stockholder Approval and the Company Stockholder Approvals, no other corporate action on the part of the Company is necessary to authorize this Agreement or the Transaction Documents to which it is or will be a party. Each of this Agreement and the Transaction Documents to which it is or will be a party has been, or when executed and delivered will be, duly and validly executed and delivered by the Company and (assuming that this Agreement and such other applicable Transaction Documents to which Buyer or Merger Sub is or will be a party at the Effective Time constitutes a legal, valid and binding obligation of Buyer or Merger Sub (as applicable)) constitutes or will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Remedies Exception.

Section 5.3 Capitalization of the Company.

(a) As of the date hereof, (i) the authorized capital stock of the Company consists of 100 shares of Company Common Stock, (ii) the issued and outstanding shares of capital stock of the Company consists of 100 shares of Company Common Stock, and (iii) no shares of Company Common Stock are being held by the Company in its treasury. All of the issued and outstanding shares of Company Common Stock are, as of the date hereof (and as of immediately prior to the Holding Company Merger Effective Time will be), owned, of record and beneficially, by Pubco and have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights.

(b) No bonds, debentures, notes or other Indebtedness of any member of the Company Group having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which holders of shares of capital stock of the Company (including Company Common Stock) may vote are, or as of the Effective Time will be, issued or outstanding.

(c) Except as contemplated by this Agreement and the other Transaction Documents, there are no (i) outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of capital stock of the Company, or any other commitments or agreements providing for the issuance, sale, repurchase or redemption of shares of capital stock of the Company, (ii) agreements of any kind which may obligate the Company to issue, purchase, redeem or otherwise acquire any of its shares of capital stock, or (iii) voting trusts, proxies or other agreements or understandings with respect to the voting shares of capital stock of the Company.

Section 5.4 Consents and Approvals; No Violations.

(a) Assuming the accuracy of the representations and warranties of Buyer and Merger Sub set forth in Article VI, no filing with or notice to, and no permit, authorization, registration, consent or approval of, any Governmental Authority is required on the part of the Company for the execution, delivery and performance by the Company of this Agreement or by the Company or any member of the Company Group of any Transaction Document to which it is a party or the consummation by the Company or any member of the Company Group of the Transactions, except (i) any filing that may be required under the HSR Act, any other Antitrust Law, or Foreign Investment Law, the Securities Act, the Exchange Act, or applicable blue sky laws; (ii) compliance with any Permits; (iii) the filing of the Holding Company Merger Certificate of Merger and the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the provisions of the DGCL; (iv) the rules and regulations of NYSE; (v) the filing of any amendment to the Organizational Documents of Spinco or the Company to effect the Holding Company Merger and the Separation; (vi) the filing of the Spinco Registration Statement; (vii) any filings with and approvals of a national securities exchange to permit the shares of Spinco Common Stock that are to be distributed in the Distribution to be approved for listing on such national securities exchange, subject to official notice of issuance; (viii) the filing with the SEC of the Proxy Statement; or (ix) any such filings, notices, permits, authorizations, registrations, consents or approvals, the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Pubco Material Adverse Effect.

(b) Subject to the receipt of the Consents set forth in Section 5.4(a), neither the execution, delivery and performance of this Agreement by the Company or any Transaction Document by the Company or any member of the Company Group to which it is or will be a party as of the Effective Time, nor the consummation by the Company or any member of the Company Group of the Transactions, will (i) conflict with or result in any breach or violation of any provision of the respective Organizational Documents of the Company or of the members of the Company Group, (ii) result in a breach or violation of, or constitute a default under, or give rise to any right of termination, amendment, cancellation or acceleration adverse to any member of the Company Group under any Contract, or (iii) violate any Law applicable to the Company Business, except, in the case of clause (ii) and clause (iii), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Pubco Material Adverse Effect.

Section 5.5 Financial Statements; Undisclosed Liabilities.

(a) Section 5.5(a) of the Company Disclosure Schedule sets forth unaudited statements of operations of the Company Business for the years ended December 31, 2023, and December 31, 2024, and for the six (6)-month period ended June 30, 2025, and select unaudited balance sheet accounts of the Company Business as of December 31, 2023, December 31, 2024, and June 30, 2025 (the “Company Financial Statements”). The Company Financial Statements (i) were prepared in good faith and derived from the financial data inputs in the consolidated audited financial statements of Pubco for the fiscal years ended, and as of, December 31, 2023, December 31, 2024, and for the six (6)-month period ended, and as of, June 30, 2025, and (ii) present fairly, in all material respects, the financial position and the results of operations of the Company Business as of the respective dates thereof or the periods then ended, in each case except as may be noted therein and subject to normal and recurring year-end adjustments and the absence of footnote disclosures; provided that the Company Financial Statements and the foregoing representations and warranties are qualified by the fact that (A) the Company Business has not operated on a separate standalone basis and has historically been reported within Pubco’s consolidated financial statements, (B) the Company Financial Statements assume certain allocated charges and credits which do not necessarily reflect amounts that would have resulted from arm’s-length transactions or that the Company Business would incur on a standalone basis and certain charges (income tax provisions) and certain liabilities (income tax liabilities and certain self-insurance reserves) and the cash flows related thereto have not been allocated to the Company Business, and (C) the Company Financial Statements are not necessarily indicative of what the results of operations, financial position and cash flows of the Company Business or the members of the Company Group will be in the future. The Company Financial Statements correspond to the segment reporting for Pubco’s Clean Earth reportable business segment as set forth in Pubco’s Quarterly Report on Form 10-Q for the six (6)-month period ended June 30, 2025 and Pubco’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2024 and December 31, 2023.

(b) Except as noted in Section 5.5(a)(ii)(B) of the Company Disclosure Schedule, there are no liabilities or obligations of the Company Business of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP as applied by Pubco to be reflected on a balance sheet of the Company Business, other than those that: (i) are reflected or reserved against on the Company Financial Statements; (ii) have been incurred in the ordinary course of business consistent with past practice since June 30, 2025; (iii) are incurred in connection with the Transactions or the announcement, negotiation, execution or performance of this Agreement, the Transaction Documents or the Separation; (iv) have been (or will be prior to the Closing) discharged or paid off; or (v) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) With respect to the Company Business, Pubco and its Affiliates maintain internal controls over financial reporting that provide reasonable assurance (i) that transactions of the Company Business are recorded as necessary to permit the consistent preparation of financial statements in accordance with Section 5.5(a), (ii) that receipts and expenditures of Pubco and its Affiliates are being made only in accordance with the authorization of management and directors of Pubco and its Affiliates and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company Group. Since June 30, 2025, to the Knowledge of the Company, there has not been any (A) significant deficiency or material weakness in any system of internal accounting control used by the Company Business or (B) fraud involving management or other employees of the Company Business who have a material role in the preparation of financial statements or the internal accounting controls used by the Company Business.

(d) The Necessary Proxy Financial Statements will (i) be prepared in good faith and derived from the financial data inputs in the consolidated audited financial statements of Pubco for the fiscal years ended, and as of, December 31, 2024, December 31, 2025, and for any interim period, and as of the end of such interim period, and (ii) present fairly, in all material respects, the financial position and the results of operations of the Company Business as of the respective dates thereof or the periods then ended, in each case except as may be noted therein and subject to normal and recurring year-end adjustments and the absence of footnote disclosures. The Necessary Spinco Financial Statements will (A) be prepared in good faith and derived from the financial data inputs in the consolidated audited financial statements of Pubco for the fiscal years ended, and as of, December 31, 2023, December 31, 2024, and (B) present fairly, in all material respects, the financial position and the results of operations of the Spinco Business as of the respective dates thereof or the periods then ended, in each case except as may be noted therein and subject to normal and recurring year-end adjustments and the absence of footnote disclosures. The Necessary Public Spinco Financial Statements will (x) be prepared in good faith and derived from the financial data inputs in the consolidated audited financial statements of Pubco for the fiscal year ended, and as of, December 31, 2025, and (y) present fairly, in all material respects, the financial position and the results of operations of the Spinco Business as of the respective dates thereof or the periods then ended, in each case except as may be noted therein and subject to normal and recurring year-end adjustments and the absence of footnote disclosures.

Section 5.6 Absence of Certain Changes or Events. Other than pursuant to this Agreement or the other Transaction Documents (including the Separation), since June 30, 2025 (a) the Company Business has been operated in the ordinary course of business consistent with past practice in all material respects, (b) there has not occurred any event, change, development or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (c) no member of the Company Group has taken any action that, if taken after the date hereof, would constitute a breach of, or require the consent of Buyer under Section 7.1(b).

Section 5.7 Sufficiency of Assets. At the Closing, (a) taking into account and giving effect to all of the Transaction Documents and the Reorganization, and (b) assuming all consents, authorizations, assignments, amendments and Permits necessary in connection with the consummation of the transactions contemplated by this Agreement and the Transaction Documents have been obtained, the members of the Company Group will own or have the right to use (including by means of ownership of rights pursuant to licenses or other Contracts) the assets, properties and rights necessary to conduct the Company Business immediately following the Closing in substantially the same manner in all material respects as conducted by Pubco and its Subsidiaries as of the date hereof. As of the date of this Agreement, no member of the Company Group is primarily engaged in the Spinco Business. The Company Group operates and has operated the Company Business, and no Subsidiary of Pubco that is not a member of the Company Group operates or has materially operated the Company Business or owns or has owned any material assets primarily involved in operating the Company Business or included in the balance sheet of the Company Business segment.

Section 5.8 Litigation.

(a) As of the date of this Agreement, (i) there is no Action pending or, to the Knowledge of the Company, threatened, against any member of the Company Group, or arising out of or relating to the Company Business and pending or, to the Knowledge of the Company, threatened, against Pubco or any of its Subsidiaries other than the members of the Company Group, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (ii) no member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business) is subject to any outstanding order, judgment, writ, injunction, stipulation, award or decree issued by any Governmental Authority (any “Order”), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) As of the date of this Agreement, there is no Action initiated or asserted by any member of the Company Group or arising out of or relating to the Company Business, that is pending, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 5.9 Real Property.

(a) Section 5.9(a) of the Company Disclosure Schedule sets forth a true and complete list of the real property owned by members of the Company Group (the “Company Owned Real Property”). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the members of the Company Group, as applicable, have good and valid fee simple or comparable valid title to all Company Owned Real Property, free and clear of all Liens, except Permitted Liens, and (ii) neither Pubco nor any of its Subsidiaries has received written notice of any, and to the Knowledge of the Company, there is no, pending condemnation, expropriation, eminent domain or similar Action affecting all or any material portion of any Company Owned Real Property that has not been restored or repaired.

(b) Section 5.9(b) of the Company Disclosure Schedule sets forth a true and complete list of leased real property in which the members of the Company Group have a leasehold or subleasehold interest as lessee or sublessee (the “Company Leased Property” and, together with the Company Owned Real Property, the “Company Real Property”). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the members of the Company Group, as applicable, have a good and valid leasehold or subleasehold interest in the Company Leased Property, free and clear of all Liens, except Permitted Liens and subject to the Remedies Exception, (ii) each lease under which the Company demises Company Leased Property (each a “Company Lease”) is a legal, valid and binding obligation of a member of the Company Group and, to the Knowledge of the Company, each counterparty and is in full force and effect, (iii) no member of the Company Group, or, to the Knowledge of the Company, any other party thereto, is in breach of or default under and Company Lease, (iv) no event has occurred that with notice or lapse of time or both would constitute a breach of or default thereunder by any member of the Company Group or, to the Knowledge of the Company, any other party thereto, which breach or default has not been cured, (v) no party to any Company Lease has provided written notice of its intent to or threatened in writing to exercise any termination right with respect to any such Company Material Contract, and (vi) no member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business) has subleased, licensed, assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in any Company Leased Property, except Permitted Liens.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all buildings, structures, improvements and fixtures owned or leased by the Company Group or used in the operation of the Company Business and located on, under, over or within the Company Real Property (i) are in operating condition and repair and structurally sound and free of any material defects sufficient for the current operation of the Company Business in the manner presently conducted; (ii) are sufficient for their current and contemplated uses; and (iii) consist of sufficient access, ingress and regress, to permit the continued use of such facilities in the manner and for the purposes to which they are presently devoted. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) there are no outstanding or threatened requirements by any insurance company which has issued an insurance policy to a member of the Company Group or relating to the Company Business covering any Company Real Property, or by any board of fire underwriters or other body exercising similar functions, requiring any material repairs or material alterations to be done on any Company Real Property (and which are not the obligation of a landlord under a Company Lease), other than routine risk-remediation recommendations involving repairs or alterations, and (B) the Company Real Property consists of adequate and sufficient real property to conduct the Company Business in the manner presently conducted.

Section 5.10 Tax Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) (i) All Tax Returns required to be filed by or with respect to the Company, any member of the Company Group or any Company Consolidated Group, or with respect to the Company Business, have been timely filed (taking into account applicable extensions), (ii) all such Tax Returns are true, correct and complete, and (iii) all Taxes due and payable, whether or not shown as due and payable on any Tax Returns, by or with respect to the Company, any member of the Company Group or any Company Consolidated Group, or with respect to the Company Business, have been timely paid in full;

(b) All Taxes required by applicable Law to be withheld or collected by the Company or any member of the Company Group in connection with amounts paid or owing to or from any employee, independent contractor, creditor, stockholder, member or other third party have been duly and timely withheld and collected and have been paid over to the proper Governmental Authority to the extent due and payable, and the Company and each member of the Company Group have complied with all applicable information reporting, withholding, collection and record keeping requirements with respect to Taxes;

(c) (i) No Governmental Authority has proposed, asserted or assessed any claim, assessment, adjustment or deficiency for Taxes against or with respect to the Company, any member of the Company Group or any Company Consolidated Group, or with respect to the Company Business, except for deficiencies which have been fully satisfied by payment, settled or withdrawn and (ii) no claim, audit or other Tax Proceeding is pending, threatened in writing or, to the Knowledge of the Company, threatened with respect to any Taxes of the Company, any member of the Company Group, or any Company Consolidated Group, or with respect to the Company Business;

(d) Neither the Company nor any member of the Company Group (i) is or has been a member of an affiliated, consolidated, combined, unitary, loss sharing or similar group for Tax purposes (other than a Company Consolidated Group) or (ii) has any Liability for Taxes of any other Person (other than any other member of the Company Group or as a result of being a member of a Company Consolidated Group) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, by Contract (other than any Contracts entered into in the ordinary course of business consistent with past practice the primary purpose of which does not relate to Taxes) or otherwise by operation of Law;

(e) Within the past two (2) years, none of the Company, any member of the Company Group or any member of the Company Consolidated Group has constituted a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify under Section 355(a) of the Code;

(f) None of the Company, any member of the Company Group or any member of a Company Consolidated Group has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law);

(g) There are no Liens for Taxes (other than Permitted Liens) upon the assets of any member of the Company Group or the Company Business;

(h) No requests for rulings, agreements (including “closing agreements” within the meaning of Section 7121 of the Code or any similar provision of state, local or non-U.S. Law) or determinations with respect to any Taxes of or relating to the Company, any member of the Company Group or any Company Consolidated Group is currently pending before a Governmental Authority, and no such rulings, agreements or determinations will be binding on any member of the Company Group or the Company Consolidated Group after the Closing Date;

(i) No member of the Company Group is a party to, is otherwise bound by or has any obligation under any Tax allocation, indemnity or sharing agreement or any similar Contract or arrangement (other than (A) any such Contract or arrangement exclusively between or among two or more members of the Company Group, or (B) any Contract entered into in the ordinary course of business consistent with past practice, the primary purpose of which does not relate to Taxes);

(j) No jurisdiction in which the Company, any member of the Company Group or any member of a Company Consolidated Group does not pay a particular type of Tax or file a particular type of Tax Return has made a claim in writing that such entity is or may be subject to taxation of such type or required to file a Tax Return of such type in such jurisdiction;

(k) No member of the Company Group, nor any Company Consolidated Group, will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting or use of an improper method of accounting prior to the Closing, (ii) “closing agreement” (within the meaning of Section 7121 of the Code or any similar provision of state, local or non-U.S. Law) executed prior to the Closing, (iii) installment sale or open transaction disposition, intercompany transaction or “excess loss account” made or existing prior to the Closing, (iv) prepaid amount received or deferred revenue accrued prior to the Closing, or (v) income arising or accruing prior to the Closing and includible after the Closing under Section 951, 951A or 956 of the Code;

(l) None of the Company, any member of the Company Group and, with respect to any Tax that would be reflected on a Company Consolidated Group Return, any Company Consolidated Group, has waived any statute of limitations in respect of the assessment or collection of any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency, which waiver or extension is still in effect;

(m) Neither the Company nor any member of the Company Group is or has been subject to Tax in a country other than the country of its organization by virtue of having a permanent establishment or other place of business or taxable presence in that country;

(n) The Company, each member of the Company Group and each member of a Company Consolidated Group have complied with all applicable transfer pricing Laws, including as to the preparation and maintenance of contemporaneous documentation;

(o) The Company and each member of the Company Group is registered for sales, use, value-added, goods and services and similar Tax purposes in each jurisdiction where it is required to be so registered under applicable Law and has complied with all applicable Laws related to such Taxes, including any obligation to collect and remit any Taxes in respect of services provided by it; and

(p) Section 5.10(p) of the Company Disclosure Schedule sets forth, for each member of the Company Group, the U.S. federal income Tax classification of such entity, any entity classification election previously made pursuant to Treasury Regulations Section 301.7701-3(c) with respect to such entity and the effective date of such election. No entity classification election set forth on Section 5.10(p) of the Company Disclosure Schedule has been modified or revoked.

All references in this Section 5.10 to “the Company” (other than as used in the terms “Company Group,” “Company Consolidated Group,” “Company Business” and “Company Disclosure Schedule”) shall mean the Company from and after the Holding Company Merger and Pubco prior to the Holding Company Merger.

Section 5.11 Material Contracts.

(a) There are no Company Material Contracts as of the date hereof except as set forth on Section 5.11(a) of the Company Disclosure Schedule. The term “Company Material Contracts” means Contracts (other than sales or purchase orders, statements of work, standard terms and conditions, invoices and similar instruments) in the following categories to which Pubco or any of its Subsidiaries is a party (in each case, other than any intercompany agreements or any Benefit Plan):

(i) each of the top twenty (20) Contracts that are exclusively related to the Company Business, measured by the total amounts invoiced from the Company Business during the twelve (12)-month period immediately preceding December 31, 2024;

(ii) each of the top twenty (20) Contracts that are exclusively related to the Company Business, measured by the total amounts invoiced to the Company Business during the twelve (12)-month period immediately preceding December 31, 2024;

(iii) any material partnership, joint venture, collaboration or similar material agreement involving partnership or co-investment between the Company Business and a third party;

(iv) any Contract relating to the acquisition or disposition of any business for aggregate consideration under such Contract in excess of $25,000,000 (whether by merger, sale of stock, sale of assets or otherwise) under which, after Closing, the Company Business will have any remaining material obligation with respect to an “earn out,” contingent purchase price or similar contingent payment obligation;

(v) any Contract the terms of which restrict or limit in any material respect the ability of any member of the Company Group or Buyer after the Closing to compete in any business or with any Person or in any geographic area, other than Contracts containing customary non-solicitation and no-hire provisions entered into in the ordinary course of business;

(vi) any lease for any Company Leased Property providing for annual rent payments as of the date of this Agreement in excess of $250,000;

(vii) any Contract (A) pursuant to which (1) any Person has licensed any material Intellectual Property to any member of the Company Group or (with respect to the Company Business) the Spinco Group, or granted to any member of the Company Group or (with respect to the Company Business) the Spinco Group, any covenant not to sue or substantial right of use with respect to any Intellectual Property, excluding non-exclusive licenses with respect to generally commercially available software, or (2) any member of the Company Group or (with respect to the Company Business) the Spinco Group has granted any Person a license to any material Company Intellectual Property or a covenant not to sue or other substantial right of use with respect to any Company Intellectual Property other than non-exclusive licenses granted in the ordinary course of business in connection with the sale or licensing of any products or services, or (B) relating to the development of any material Company Intellectual Property (other than Contracts entered into with employees or independent contractors assigning to the Company Group all Intellectual Property developed thereunder);

(viii) any Contract relating to or evidencing Indebtedness of the Company Business in excess of $5,000,000, except for (A) the Pubco Debt Facilities, (B) any Contract relating to the type of Indebtedness described in clause (iv) or (v) of the definition of “Indebtedness” and (C) Indebtedness solely among the members of the Company Group;

(ix) any Contract with a term exceeding one (1) year after the date of this Agreement that is a financial derivative interest rate hedge that is exclusively related to the Company Business with a value in excess of $5,000,000; and

(x) each Contract under which any member of the Company Group has continuing material guarantee or indemnification obligations to any Person, other than those entered into in the ordinary course of the Company Business.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Material Contract and each Contract set forth on Section 5.11(b)(i) of the Company Disclosure Schedule is a legal, valid and binding obligation of a member of the Company Group and, to the Knowledge of the Company, each counterparty and is in full force and effect, (ii) neither Pubco and its applicable Subsidiaries nor, to the Knowledge of the Company, any other party thereto, is in breach of, or in default under, any such Company Material Contract, (iii) no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or any of its applicable Subsidiaries, or, to the Knowledge of the Company, any other party thereto, and (iv) no party to any Company Material Contract has provided written, or, to the Knowledge of the Company, oral notice of its intent to or threatened in writing, or, to the Knowledge of the Company, orally to exercise any termination right with respect to any such Company Material Contract.

Section 5.12 Labor Relations.

(a) Section 5.12(a)(i) of the Company Disclosure Schedule sets forth a list, as of the date of hereof, of each labor union, works council or other employee representative body that represents Company Group Employees; and Section 5.12(a)(ii) of the Company Disclosure Schedule sets forth a list of each Collective Bargaining Agreement that pertains to any of the Company Group Employees as of the date hereof. Pubco has made available to Buyer a correct and complete copy of each such Collective Bargaining Agreement. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) no petition for recognition of a labor organization for the representation of any Company Group Employee is pending or, to the Knowledge of the Company, threatened; and (ii) no strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, union organizing activity, in each case affecting the Company Business or any of the members of the Company Group, exists or has existed within the past two (2) years.

(b) There are no pending, or to the Knowledge of the Company, threatened, unfair labor practice charges or other labor- or employment-related charges, complaints or other grievances or Actions by or before any Governmental Authority arising under any applicable Law governing labor or employment in connection with or otherwise related to any Company Group Employees, other than any such charges, complaints, grievances or Actions that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, for the past two (2) years, Pubco and Pubco’s Subsidiaries (in each case, solely with respect to the Company Group Employees) have been in compliance with all Laws relating to labor and employment, including terms and conditions of employment, employment practices, employment discrimination and harassment, civil rights, the Worker Adjustment and Retraining Notification Act and any similar state or local plant closures and mass layoffs Laws, wages (including minimum wage and overtime), hours of work, meal and rest breaks, withholdings and deductions, classification of workers as employees, independent contractors and consultants, classification of employees as exempt and non-exempt, employment equity, collective bargaining, occupational health and safety, workers’ compensation, work authorization and immigration.

Section 5.13 Compliance with Law; Permits.

(a) Except for Environmental Laws (which are addressed exclusively as set forth in Section 5.17), Pubco and Pubco’s Subsidiaries (in each case, solely with respect to the Company Business) and the members of the Company Group are, and, during the past three (3) years Pubco and Pubco’s Subsidiaries (in each case, solely with respect to the Company Business) and the members of the Company Group (i) have been in compliance with all applicable Laws, and (ii) have not received notice from any Governmental Authority alleging any material non-compliance with or possible violation of any applicable Law or that Pubco or any of its Subsidiaries (with respect to the Company Business) or the members of the Company Group, is subject to any inspection, investigation, survey, audit or other review, except in each case as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Except with respect to Permits required under applicable Environmental Laws (which are addressed exclusively in Section 5.17), (i) Pubco and its Subsidiaries (with respect to the Company Business) and the members of the Company Group have obtained all of the Permits necessary to conduct the Company Business substantially as conducted as of the date hereof and in compliance with applicable Law, (ii) such Permits are valid and in full force and effect and Pubco or its applicable Subsidiary or the applicable member of the Company Group is in compliance with the terms thereof and (iii) no Governmental Authority has commenced or given written, or, to the Knowledge of the Company, oral notice to Pubco or any member of the Company Group that it intends to commence an Action to revoke, suspend or materially modify the terms of any such Permits, in each case of (i), (ii) and (iii) except for such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except where any such action would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business) has, and no agent nor other third party operating on behalf of any of the foregoing, has, at any time in the past five (5) years, directly or indirectly, taken any action which would reasonably be expected to result in a violation of any applicable Anti-Corruption Laws. No member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business), and no agent nor other third party operating on behalf of any of the foregoing, has, at any time in the past five (5) years, directly or indirectly, offered, paid, promised to pay, or authorized a payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment, or any payment related to political activity, to any Person who is an official of any Governmental Authority in violation of any applicable Anti-Corruption Laws or for the purpose of unlawfully influencing any act or decision of such Person in such Person’s official capacity, inducing such Person to do or omit to do any act in violation of the lawful duty of such Person, securing any improper business advantage, or inducing such Person to use such Person’s influence with a Governmental Authority to unlawfully affect or to influence any act or decision of such Governmental Authority, in order to assist any member of the Company Group (or Pubco or any of its other Subsidiaries solely with respect to the Company Business) in obtaining or retaining business for or with, or directing business to, any Person.

(d) Each member of the Company Group (and Pubco and any of its Subsidiaries solely with respect to the Company Business) is and has at all times during the past five (5) years been in compliance with all Export Control Laws, and there is no pending or, to the Company’s Knowledge, threatened investigation or review by any Governmental Authority with respect to compliance by any member of the Company Group (and Pubco or any of its Subsidiaries solely with respect to the Company Business) with Export Control Laws. For the past five (5) years, no member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business) nor any of their respective employees or agents acting on behalf of the Company Group has at any time been (i) a Restricted Party or (ii) engaged in any dealings or transactions with or for the benefit of any Restricted Party or in any Restricted Country, in each case, in violation of Export Control Laws.

Section 5.14 Regulatory Matters. During the past three (3) years Pubco and Pubco’s Subsidiaries (in each case, solely with respect to the Company Business) and the members of the Company Group have filed with the applicable regulatory authorities all required material filings, declarations, listings, registrations, reports or submissions, including, but not limited to, adverse event reports, except, in each case, as would not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All such filings, declarations, listings, registrations, reports or submissions were in material compliance with all applicable Laws when filed, and, as of the date of this Agreement, no deficiencies have been asserted in writing by any applicable Governmental Authority to Pubco or any of its Subsidiaries with respect to any such filings, declarations, listing, registrations, reports or submissions, except as would not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 5.15 Company Benefit Plans.

(a) Section 5.15(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date hereof, of each material Company Benefit Plan and indicates, with respect to each such Company Benefit Plan, whether such Company Benefit Plan is a Foreign Benefit Plan and, if so, the jurisdiction in which such Company Benefit Plan is maintained.

(b) As applicable with respect to each of the material Company Benefit Plans, Pubco has made available to Buyer true and complete copies of: (i) the applicable plan document (including all amendments thereto); (ii) the most recent summary plan description; (iii) the most recent Form 5500; (iv) the most recent determination, opinion or advisory letter issued by the IRS; and (v) any material, non-routine correspondence with any Governmental Authority in the past three (3) years.

(c) Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS (or is entitled to rely upon a favorable opinion letter issued by the IRS), and to the Knowledge of the Company, there are no existing circumstances or events that would reasonably be expected to adversely affect the qualified status of any such plan.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) each of the Company Benefit Plans has been operated, funded and administered in all respects in accordance with its terms and in compliance with applicable Law, including ERISA and the Code; (ii) there are no pending Actions (other than routine claims for benefits), or to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries involving any Company Benefit Plan; (iii) all required benefits, contributions, premiums and distributions required under or due with respect to each Company Benefit Plan have been made or properly accrued on the Company Financial Statements, to the extent required by GAAP; (iv) there are no pending claims, investigations, audits, actions, suits, or proceedings that have been asserted or instituted with respect to any Company Benefit Plan other than routine claims for benefits, and there are no such claims, investigations, audits, actions, suits, or proceedings pending or, to the Knowledge of the Company, threatened in writing, involving any Company Benefit Plan; and (v) each Company Benefit Plan that is or has ever been a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code and associated Treasury Regulations thereunder, has been maintained and administered, and is, and within the last three (3) years has been, in operational and documentary compliance with Section 409A of the Code.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) neither the Company nor any of its ERISA Affiliates has, at any time during the preceding six (6) years, contributed to, or been obligated to contribute to any Multiemployer Plan or a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA) with respect to Company Group Employees; (ii) no Company Benefit Plan is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, and neither the Company nor any of its ERISA Affiliates sponsored, maintained or contributed to any such plan in the prior six (6) years (in each case, with respect to or that would result in any material liability to, the Company Business); (iii) neither the Company nor any of its ERISA Affiliates has incurred any liability to or with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full; and (iv) no Controlled Group Liability has been incurred by the Company or its ERISA Affiliates that has not been satisfied in full, and, to the Knowledge of the Company, no condition exists that presents a material risk to the Company or its ERISA Affiliates of incurring any such liability.

(f) Neither the execution and delivery of this Agreement nor the consummation of the Transactions shall, either alone or in combination with another event: (i) entitle any Company Group Employee to severance pay, unemployment compensation or any other benefits or payments; (ii) accelerate the time of payment, funding or vesting, or increase the amount of any payments or benefits due to any Company Group Employee; (iii) limit or restrict the right to merge, terminate or amend any Company Benefit Plan on or after the Closing; or (iv) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(g) No Company Benefit Plan provides for the gross-up or reimbursement of Taxes under Section 409A or 4999 of the Code.

(h) No Company Benefit Plan provides, and neither the Company nor any member of the Company Group otherwise has any obligation to provide with respect to any Company Group Employee, for post-retirement or other post-employment health or welfare benefits, other than (i) health care continuation coverage as required by Law, or (ii) benefits the full costs of which are borne by the current or former individual service provider.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Foreign Benefit Plan that is a Company Benefit Plan (i) has been operated in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such Foreign Benefit Plan is present or operates and, to the extent relevant, the United States, (ii) that is intended to qualify for special tax treatment meet all requirements for such treatment and (iii) that is intended to be funded or book-reserved is fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions.

Section 5.16 Intellectual Property.

(a) Section 5.16(a) of the Company Disclosure Schedule sets forth a list, as of the date hereof, of all Company Intellectual Property that is issued or renewed by, registered, recorded or filed with, or the subject of a pending application before any Governmental Authority or internet domain name registrar (the “Registered Company Intellectual Property”). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each item of Registered Company Intellectual Property is subsisting, valid and enforceable and (ii) as of the date hereof, does not require any filings, payments or similar actions to be taken by the Company Group for the purposes of obtaining, maintaining, perfecting or renewing such Intellectual Property.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) as of the date hereof, Pubco and its Subsidiaries solely and exclusively own, and as of the Effective Time, the members of the Company Group solely and exclusively own, all rights, title and interest in and to the Company Intellectual Property, in each case, free and clear of all Liens other than Permitted Liens; and (ii) the Company Intellectual Property and the Intellectual Property licensed to the members of the Company Group pursuant to the Transaction Documents include all Intellectual Property owned by Pubco and its Subsidiaries and used in, held for use in or necessary for the operation of the Company Business as currently conducted (it being understood that the rights granted to the Company Group with respect to the Retained Marks and Pubco’s Internet Properties are set forth in Section 7.2 of the Separation Agreement or in the Transition Services Agreement).

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) within the past four (4) years, there have been no opposition or cancellation Actions pending or threatened that challenge the ownership, validity or enforceability of any Company Intellectual Property (other than ordinary course proceedings related to the application for any item of Registered Company Intellectual Property); (ii) the operation of the Company Business does not infringe, misappropriate or violate the Intellectual Property of any other Person and in the past six (6) years has not infringed, misappropriated, or violated the Intellectual Property of any other Person; and (iii) Pubco and its other Subsidiaries have not received any written notice within the past five (5) years alleging that the operation of the Company Business, infringes, misappropriates, or violates the Intellectual Property of any other Person.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) to the Company’s Knowledge, no Person is infringing, misappropriating or otherwise violating, and within the past three (3) years has not infringed, misappropriated, or violated, any Company Intellectual Property, and (ii) neither Pubco nor any of its Subsidiaries (including any member of the Company Group) has, within the past five (5) years, made a written allegation or brought any Action against any Person claiming that such Person is infringing, misappropriating or otherwise violating, any Company Intellectual Property.

(e) Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, Pubco and its Subsidiaries and the members of the Company Group have taken commercially reasonable measures to protect, preserve, and maintain the Company Intellectual Property, including by protecting the confidentiality of all Trade Secrets included in the Company Intellectual Property, and there are, and in the past four (4) years there have been, no unauthorized uses or disclosures of any such Trade Secrets.

(f) Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, Pubco and its Subsidiaries (including the members of the Company Group) have executed written Contracts with all Persons (including their respective current and former employees, consultants and independent contractors) who contributed to the development or creation of any Intellectual Property of or in the course of work for the Company Business, pursuant to which each such Person has assigned to a member of the Company Group all of such Person’s right, title and interest in and to all such Intellectual Property developed or created in the course of such Person’s employment or retention thereby, to the extent such Intellectual Property did not vest in a member of the Company Group by operation of Law.

(g) Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (i) no funding, personnel, or facilities of any Governmental Authority, university, college, or other educational institution or research center was used, directly or indirectly, to develop or create any Intellectual Property for or on behalf of the Company Business in a manner that has resulted in any such third party having any current claim or right in or to any such Intellectual Property, and (ii) no such Person has asserted in writing any claim or right in or to any Company Intellectual Property on the basis that its funding, personnel, or facilities were used in the development thereof.

(h) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Pubco and its Subsidiaries (including the members of the Company Group) have not incorporated, included, embedded, linked or distributed any Open Source Software with software the Intellectual Property in which is included in the Company Intellectual Property (“Company Software”) and distributed or made available such combined software in a manner that would require as a condition of the use, modification, hosting, or distribution of such Open Source Software that any such Company Software (or material portion thereof): (i) be disclosed or distributed in source code form; (ii) be licensed for the purpose of making, or otherwise permit any Person to make, derivative works of, or reverse engineering, any such software; or (iii) be redistributed, hosted or otherwise made available at no or nominal charge. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (x) no material portion of source code of Company Software has been disclosed, licensed, released, distributed or made available to or for any Person who was not or is not an employee, contractor, consultant or other Person working on behalf of the Company and its Subsidiaries, or escrowed to or for any Person, and no Person has been granted any rights thereto or agreed to disclose, license, release, deliver, escrow, or otherwise grant any right thereto and (y) no event has occurred, and no circumstance or condition exists, that (whether with or without the passage of time, the giving of notice or both) will, or would reasonably be expected to, result in a requirement that any source code of Company Software be disclosed, licensed, released, distributed, escrowed or made available, or any other grant of any right be made with respect thereto.

(i) Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, solely with respect to the Company Business, (i) neither Pubco nor its Subsidiaries has, within the past five (5) years, sent, been required to send, or received any written notice in connection with any actual or alleged violation by Pubco or its Subsidiaries of any Privacy Requirements, nor, has Pubco or its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority in connection with the Company Business; (ii) neither Pubco nor its Subsidiaries has, within the past five (5) years, received any written complaint by any Person with respect to the collection, use or Processing of Personal Information used in the Company Business; (iii) in connection with the Company Business, Pubco and its Subsidiaries maintain policies and procedures regarding data security and privacy that are commercially reasonable and designed to protect Personal Information against any unauthorized use, access, disclosure or other Processing and otherwise comply with Privacy Requirements; and (iv) within the past five (5) years, there has been no unauthorized use, access or disclosure of Personal Information, or unauthorized use or access to Company Business Systems (or any proprietary and confidential information Processed thereby), in each case, used in the Company Business.

(j) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) as of (A) the date hereof, Pubco and its Subsidiaries, and (B) the Effective Time, the members of the Company Group, own or have a valid right to access and use the Company Business Systems in substantially the same manner as conducted by Pubco and its Subsidiaries as of the date hereof, taking into account all assets and services to be provided, acquired, leased, licensed or otherwise obtained under the Transaction Documents; and (ii) the Company Business Systems do not contain any viruses, worms, trojan horses, bugs, faults or other devices, errors, contaminants or effects that disrupt or adversely affect the functionality of any such Company Business Systems.

(k) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) Pubco and its Subsidiaries (including the Company Group) have taken commercially reasonable precautions to protect the confidentiality, integrity and security of the Company Business Systems, and all information Processed thereby or stored therein from any unauthorized Processing; and (ii) in the past four (4) years there have been no failures or other adverse events affecting any of the Company Business Systems that have caused any material disruption in the use thereof or to the operation of the Company Business..

(l) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the execution or performance of this Agreement or any Transaction Documents, nor the consummation of the Transactions, will (i) result in the loss or impairment of, or the requirement to pay additional royalties, fees or other payments to secure, the Company’s or any member of the Company Group’s right to own or use any of the Company Intellectual Property, or (ii) under any Contract to which any member of the Company Group is bound, result in any member of the Company Group or Buyer or any of its Affiliates being bound by or subject to any obligation to grant licenses, covenants not to assert or other rights with respect to Intellectual Property that such Person is not bound by or subject to as of the Closing Date.

Section 5.17 Environmental Matters.

(a) The members of the Company Group, and the facilities and operations on any real property owned, leased or operated by the members of the Company Group, in each case with respect to the Company Business, are, and for the past five (5) years have been, in compliance with applicable Environmental Laws and any material Permit required to operate the Company Business or occupy and use the Company Leased Property under any applicable Environmental Law, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) As of the date of this Agreement, (i) there is no Action pending or, to the Knowledge of the Company, threatened that asserts any actual or potential Environmental Liability relating to the Company Business, and (ii) no outstanding Order has been issued or is otherwise in effect in relation to any Environmental Law, in each case relating to the Company Business or any real property currently owned, leased or operated by the Company Business, that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) (i) There has been no unpermitted Release or threatened Release by any member of the Company Group of any Hazardous Substances at any, on, upon, into, under or from any real property or other assets currently owned, leased or operated by the Company Group or the Company Business; and (ii) there have been no Releases at, on, upon, into, under or from any real property owned, leased or operated by the Company Group or the Company Business or, to the Knowledge of the Company, in the vicinity of any real property owned, leased or operated by the Company Group or the Company Business which, in each case, through the soil, groundwater, or surface water, have come to be located at, on, upon, into or under such real property; in the case of each of clauses (i)-(ii) except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) No member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business) has received written notice from any Person, (i) that it has been identified by the U.S. Environmental Protection Agency or similar Governmental Authority as a potentially responsible party under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and the regulations thereunder, or any comparable Environmental Law with respect to a site listed or proposed to be listed on the “National Priorities List,” as in effect as of the Closing Date, of hazardous waste sites or any similar state list of hazardous waste sites; (ii) that it is, or could reasonably be expected to be, liable for any Hazardous Substances that it generated, transported, or disposed of has been found at any site at which a Person has conducted, is in the process of conducting or has ordered a remedial investigation, removal, or other response action pursuant to any Environmental Law; or (iii) that it shall be a named party to any Action arising out of any alleged Release of Hazardous Substances; in the case of each of clauses (i)-(iii) except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) Each member of the Company Group (and Pubco and any of its Subsidiaries solely with respect to the Company Business) (i) owes no fees, fines, levies or assessments associated with any violations of its Permits related to Environmental Laws; (ii) is in compliance with any and all deadlines for the filing of any reports, notices, summaries, assessments or forms required by any Environmental Law or any Permit related thereto; and (iii) is in compliance with any and all recordkeeping, monitoring, assessing, reporting and document filing requirements of any Environmental Law or any Permit related thereto; in the case of each of clauses (i)-(iii) except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(f) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the real property or other assets of any member of the Company Group (or of Pubco or any of its Subsidiaries solely with respect to the Company Business) is or shall be subject to any environmental restrictive transfer law or regulation, including the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. and the Connecticut Property Transfer Law, Sections 22a-134 through 22a-134e of the Connecticut General Statutes, solely by virtue of the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

Section 5.18 Insurance. Section 5.18 of the Company Disclosure Schedule contains a true, correct and complete summary of the insurance policies that are maintained by or on behalf of the Company Group or the Company Business as of the date hereof, setting out, in respect of each policy, the type of policy, the name of insurer, the coverage allowance, the expiration date and the annual premium. All insurance policies (excluding any Company Benefit Plans) to which any member of the Company Group is currently a party, or which are held for the benefit of the members of the Company Group or the Company Business, are in full force and effect, and, to the Knowledge of the Company, have been issued by licensed insurers, all premiums due and payable with respect thereto have been paid, no event has occurred which, with notice or lapse of time or both, would constitute a breach or default, or permit termination under such insurance policies, and no notice of cancellation or termination has been received with respect to any such policies, except for such cancellations or terminations which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. In the past two (2) years, to the Company’s Knowledge, no member of the Company Group (nor any of Pubco or any of its other Subsidiaries solely with respect to the Company Business) has failed to give any notice of any material claim under any such policies in a due and timely fashion or received any written, or oral denial of claims for any material claims made under such policies.

Section 5.19 Affiliate Matters. Except for Contracts solely between or among the members of the Company Group or Contracts for employment, compensation or benefit agreements or arrangements with directors, officers and employees made in the ordinary course of business or as set forth on Section 5.19 of the Company Disclosure Schedule, no member of the Company Group is party to any Company Affiliate Contract.

Section 5.20 Guarantees. Section 5.20 of the Company Disclosure Schedule sets forth a true and complete list of each material guarantee, indemnity, surety bond, letter of credit, banker acceptance and letter of comfort given or obtained by any member of the Spinco Group primarily for the benefit of the Company Business or any member of the Company Group, in each case outstanding as of the date hereof.

Section 5.21 No Other Representations and Warranties. Except as expressly set forth in Article VI or in any Transaction Document, (a) Pubco and the Company each acknowledges and agrees that neither Buyer, Merger Sub nor any of their Affiliates, nor any of their respective Representatives has made, or is making, any express or implied representation or warranty whatsoever with respect to Buyer, Merger Sub nor any of their Affiliates, or any of their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and (b) each of Pubco and the Company each further acknowledges and agrees that neither Buyer, Merger Sub nor any of their Affiliates shall be liable in respect of the accuracy or completeness of any information provided to Pubco, the Company or any of their respective Affiliates or Representatives. Without limiting the generality of the foregoing, except as expressly set forth in Article VI or in any Transaction Document, Pubco and the Company each acknowledges and agrees that no representations or warranties are made with respect to any projections, forecasts, estimates or budgets with respect to Buyer or Merger Sub that may have been made available to Pubco or the Company or any of their respective Representatives, and expressly disclaims reliance on any other representations, warranties, statements, information or inducements, oral or written, express or implied, or as to the accuracy or completeness of any statements or other information, made to, or made available to, itself or any of its Representatives, in each case with respect to, or in connection with, the negotiation, execution or delivery of this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement, and notwithstanding the distribution, disclosure or other delivery to Pubco or the Company or any of their respective Representatives of any document or other information with respect to any one (1) or more of the foregoing, and waive any claims or causes of actions relating thereto, other than those for Fraud. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in this Agreement, any information, documents or other materials (including any such materials reviewed by Pubco, the Company or any of their respective Affiliates or Representatives) or management presentations that have been or shall hereafter be provided to Pubco, the Company or any of their respective Affiliates or Representatives are not and will not be deemed to be representations or warranties of Buyer or Merger Sub, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as expressly set forth in Article VI of this Agreement or in any Transaction Document. In entering into this Agreement, Pubco and the Company acknowledge and agree they have relied solely upon their own investigation and analysis, and Pubco and the Company each acknowledges and agrees, to the fullest extent permitted by Law, that Buyer, Merger Sub and their Affiliates and their respective Representatives shall not have any Liability or responsibility whatsoever to Pubco, the Company or their respective Subsidiaries or any of their respective Representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to Pubco, the Company or their respective Subsidiaries or any of their respective Representatives, including in respect of the specific representations and warranties as set forth in Article VI of this Agreement or any other Transaction Document, except as and only to the extent expressly set forth herein or therein with respect to such representations and warranties and subject to the limitations and restrictions contained herein or therein.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB

Except as otherwise disclosed or identified in the corresponding section or subsection of the Buyer Disclosure Schedule (it being understood that each such disclosure shall also apply to each other representation and warranty contained in this Article VI to the extent that it is reasonably apparent on the face of such disclosure that it is relevant to or applies to such representation or warranty), Buyer and Merger Sub, jointly and severally, hereby represent and warrant to Pubco and the Company as follows:

Section 6.1 Organization. Each of Buyer and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Each of Merger Sub and Buyer has all requisite corporate or other organizational power and authority to carry on its businesses as now being conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction where the conduct of its business requires such qualification, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 6.2 Due Authorization. Each of Buyer and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and the Transaction Documents to which it is or will be a party and to consummate the Transactions. The execution and delivery by Buyer and Merger Sub of this Agreement and the Transaction Documents to which each is or will be a party and the consummation by Buyer and Merger Sub of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all necessary and proper corporate action on its part, no other corporate action on the part of Buyer is necessary to authorize this Agreement or the Transaction Documents to which it is or will be a party. Each of this Agreement and the Transaction Documents to which it is or will be a party has been, or when executed and delivered will be, duly and validly executed and delivered by each of Buyer and Merger Sub (as applicable) and (assuming that this Agreement or such other applicable Transaction Documents to which Pubco or the Company is or will be a party at the Effective Time constitutes a legal, valid and binding obligation of Pubco or the Company (as applicable)) constitutes or will constitute a legal, valid and binding obligation of each of Buyer and Merger Sub (as applicable), enforceable against each of Buyer and Merger Sub (as applicable) in accordance with its terms, subject to the Remedies Exception.

Section 6.3 Consents and Approvals; No Violations.

(a) Assuming the accuracy of the representations and warranties of Pubco and the Company set forth in Article IV and Article V, no filing with or notice to, and no permit, authorization, registration, consent or approval of, any Governmental Authority is required on the part of Buyer or any of the Buyer Subsidiaries for the execution, delivery and performance by Buyer or any of the Buyer Subsidiaries of this Agreement or by Buyer or any of the Buyer Subsidiaries of any Transaction Document to which it is or will be a party or the consummation by Buyer or any of the Buyer Subsidiaries of the Transactions, except: (i) any filing that may be required under the HSR Act, any other Antitrust Law, or Foreign Investment Law, the Securities Act, the Exchange Act, or applicable blue sky laws; (ii) compliance with any Permits; (iii) the filing of the Holding Company Merger Certificate of Merger and the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the provisions of the DGCL; (iv) the rules and regulations of NYSE; (v) the filing of the Spinco Registration Statement; (vi) any filings with and approvals of a national securities exchange to permit the shares of Spinco Common Stock that are to be distributed in the Distribution to be approved for listing on such national securities exchange, subject to official notice of issuance; (vii) the filing with the SEC of the Proxy Statement; or (viii) any such filings, notices, permits, authorizations, registrations, consents or approvals, the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

(b) Subject to the receipt of the Consents set forth in Section 6.3(a), neither the execution, delivery and performance of this Agreement by each of Buyer and Merger Sub or any Transaction Document by Buyer or any of the Buyer Subsidiaries to which it is or will be a party, nor the consummation by Buyer or any of the Buyer Subsidiaries of the Transactions, will (i) conflict with or result in any breach or violation of any provision of the respective Organizational Documents of Buyer or the Buyer Subsidiaries, (ii) violate any Law applicable to Buyer or any of the Buyer Subsidiaries, except, in the case of clause (ii), as would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 6.4 Litigation. As of the date of this Agreement, (a) there is no Action pending or, to the Knowledge of Buyer, threatened, against Buyer or its Subsidiaries, or arising out of or relating to the business of Buyer and the Buyer Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect, and (b) none of Buyer or any Buyer Subsidiary is subject to any outstanding Order, except as would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 6.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from Buyer or its Subsidiaries in connection with this Agreement or the Transaction Documents or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of Buyer or any of its Subsidiaries.

Section 6.6 Proxy Statement; Registration Statements. None of the information regarding Buyer or any of Buyer’s Subsidiaries or the transactions contemplated by this Agreement or any Transaction Document to be provided by Buyer or any Buyer Subsidiaries specifically for inclusion in, or incorporation by reference into, the Proxy Statement, the Spinco Registration Statement or the Distribution Documents will, in the case of the Proxy Statement or the Distribution Documents or any amendment or supplement thereto, at the time of the first mailing of the Proxy Statement and the Distribution Documents and of any amendment or supplement thereto, or, in the case of the Spinco Registration Statement, at the time such registration statement becomes effective, on the date of the Pubco Stockholders Meeting, at the Distribution Date or at the Effective Time, contain an untrue or false statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading.

Section 6.7 Certain Board Findings. The Buyer Board unanimously approved and declared advisable the execution, delivery and performance of this Agreement and the other Transaction Documents to which Buyer is or will be a party and the consummation of the transactions contemplated hereby and thereby, including the Merger.

Section 6.8 No Stockholder Approval Required. Other than the adoption of this Agreement by Buyer as the sole stockholder of Merger Sub, no vote of the holders of any class of equity securities of Buyer or any of its Subsidiaries is required for the execution and delivery of this Agreement or any other Transaction Documents to which any of Buyer or its Subsidiaries is or will to be a party, the performance by Buyer or any of its Subsidiaries of its obligations hereunder and thereunder, or to consummate the Merger and the other transactions contemplated hereunder and thereunder.

Section 6.9 Buyer Financing. As of the date hereof, Buyer has, and, assuming satisfaction of the conditions set forth in Section 8.1 and Section 8.3, Buyer will, at the Closing, have cash available that is sufficient to enable it to consummate the transactions contemplated by this Agreement, including the payment of all amounts payable by Buyer pursuant to Article III above, including the repayment of the Intercompany Note in full.

Section 6.10 Solvency. Assuming satisfaction of the conditions set forth in Section 8.1 and Section 8.3, and after giving effect to the transactions contemplated by this Agreement, including the payment of the aggregate Merger Consideration, Buyer and its Subsidiaries, on a consolidated basis, will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby. For the purposes of this Agreement, the term “Solvent” when used with respect to any Person, means that, as of any date of determination (a) the amount of the “fair saleable value” of the assets of such Person and its Subsidiaries, on a consolidated basis, will, as of such date, exceed (i) the value of all liabilities of such Person and its Subsidiaries, on a consolidated basis, including contingent and other liabilities, as of such date, as such terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person and its Subsidiaries, on a consolidated basis, on their existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person and its Subsidiaries, on a consolidated basis, will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which they are engaged or proposed to be engaged following such date, and (c) such Person and its Subsidiaries, on a consolidated basis, will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person and its Subsidiaries, on a consolidated basis, will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

Section 6.11 Investment. Buyer is not acquiring the Company Common Stock with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act other than in compliance with all applicable Laws. Buyer acknowledges that the Company Common Stock is not registered under the Securities Act, or any state securities laws, and that the Company Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 6.12 Pending Transactions. Neither Buyer nor any of its Affiliates is a party to any pending transaction or contemplating any transaction, in each case, to acquire (by merging or consolidating with, by purchasing a substantial portion of the assets of or equity in, or by any other similar transaction) any Person (or business division or unit thereof), where, in the case of such transaction, the entering into of a definitive agreement relating to or, in either case, the consummation of such transaction would reasonably be expected to (a) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period, including under the HSR Act and other Antitrust Laws and Foreign Investment Laws, (b) materially increase the risk of any Governmental Authority entering an Order prohibiting the consummation of the transactions contemplated by this Agreement, and (c) materially delay the consummation of the transactions contemplated by this Agreement, by materially increasing the likelihood of a Governmental Authority initiating a Second Request.

Section 6.13 No Other Representations and Warranties. Except as expressly set forth in Article IV or Article V or in any Transaction Document, (a) Buyer and Merger Sub each acknowledges and agrees that neither Pubco, the Company nor any of their Affiliates (including the members of the Company Group), nor any of their respective Representatives has made, or is making, any express or implied representation or warranty whatsoever with respect to Pubco, the Company nor any of their Affiliates (including the members of the Company Group), or any of their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and (b) each of Buyer and Merger Sub each further acknowledges and agrees that neither Pubco, the Company nor any of their Affiliates shall be liable in respect of the accuracy or completeness of any information provided to Buyer, Merger Sub or any of their respective Affiliates or Representatives. Without limiting the generality of the foregoing, except as expressly set forth in Article IV or Article V or in any Transaction Document, Buyer and Merger Sub each acknowledges and agrees that no representations or warranties are made with respect to any projections, forecasts, estimates or budgets with respect to Pubco, the Company, any of the members of the Company Group or the Company Business that may have been made available, in the Company Datasite or otherwise, to Buyer or Merger Sub or any of their respective Representatives, and expressly disclaims reliance on any other representations, warranties, statements, information or inducements, oral or written, express or implied, or as to the accuracy or completeness of any statements or other information, made to, or made available to, itself or any of its Representatives, in each case with respect to, or in connection with, the negotiation, execution or delivery of this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement, and notwithstanding the distribution, disclosure or other delivery to Buyer or Merger Sub or any of their respective Representatives of any document or other information with respect to any one (1) or more of the foregoing, and waive any claims or causes of actions relating thereto, other than those for Fraud. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in this Agreement (including the Company Disclosure Schedule), any information, documents or other materials (including any such materials contained in the Company Datasite or otherwise reviewed by Buyer, Merger Sub or any of their respective Affiliates or Representatives) or management presentations that have been or shall hereafter be provided to Buyer, Merger Sub or any of their respective Affiliates or Representatives are not and will not be deemed to be representations or warranties of Pubco or the Company, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as expressly set forth in Article IV or Article V of this Agreement or in any Transaction Document. In entering into this Agreement, Buyer and Merger Sub acknowledge and agree they have relied solely upon their own investigation and analysis, and Buyer and Merger Sub each acknowledges and agrees, to the fullest extent permitted by Law, that Pubco, Spinco, the members of the Company Group and their Affiliates and their respective Representatives shall not have any Liability or responsibility whatsoever to Buyer or its Subsidiaries or any of their respective Representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to Buyer or its Subsidiaries or any of their respective Representatives, including in respect of the specific representations and warranties as set forth in Article IV or Article V of this Agreement or any other Transaction Document, except as and only to the extent expressly set forth herein or therein with respect to such representations and warranties and subject to the limitations and restrictions contained herein or therein.

ARTICLE VII

COVENANTS

Section 7.1 Conduct of Business.

(a) Pubco covenants and agrees that, from the date of this Agreement through the earlier of the Closing or the termination of this Agreement (the “Interim Period”) (solely with respect to the Company Group or the Company Business or, with respect to Tax matters, Pubco or any Company Consolidated Group), except (i) as expressly required by this Agreement, (ii) as required by applicable Law, (iii) as otherwise expressly provided by the terms of the other Transaction Documents, (iv) as disclosed in Section 7.1(a) of the Company Disclosure Schedule or (v) as otherwise consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Pubco and each member of the Company Group shall use commercially reasonable efforts to conduct the Company Business in the ordinary course consistent with past practice and to preserve intact its businesses and its business relationships with customers, suppliers, employees, regulators and others having significant business relationships with the Company Business.

(b) Pubco covenants and agrees that, during the Interim Period (solely with respect to the Company Group or the Company Business and, with respect to Tax matters, Pubco or any Company Consolidated Group), except (i) as expressly required by this Agreement, (ii) as required by applicable Law, (iii) as otherwise expressly provided by the terms of the other Transaction Documents, (iv) as disclosed in Section 7.1(b) of the Company Disclosure Schedule, or (v) as otherwise consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed (other than in the case of clauses (ii) (except for the acquisition of assets in the ordinary course), (xv) or (xvi) below), Pubco (or, following the Holding Company Merger, the Company) shall not, and shall cause its Subsidiaries not to:

(i) except as expressly contemplated by the Internal Reorganization Plan, amend, waive or otherwise change any provision of the Organizational Documents of any member of the Company Group;

(ii) make any material acquisition of any assets or businesses in excess of $5,000,000, other than transactions among members of the Company Group, in connection with capital expenditures (which are subject to clause (xvii), below), or acquisitions of inventory or supplies in the ordinary course (it being understood that no member of the Company Group shall be permitted to acquire any member of the Spinco Group or any assets or businesses of the Spinco Group or to assume any Liabilities of the Spinco Business except as expressly contemplated by this Agreement or the other Transaction Documents);

(iii) issue, sell, pledge or transfer any Interests of any of the members of the Company Group, or securities convertible into, or exchangeable or exercisable for, or options with respect to, or warrants to purchase, or rights to subscribe for, Interests of any of the members of the Company Group, in each case other than the granting of Permitted Liens;

(iv) sell, lease, license, assign, cancel, abandon, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of any Subsidiaries of Pubco, but excluding any Intellectual Property, which is governed by clause (vii) below) except (A) with regard to any renewal of leases in respect of Company Leased Property in the ordinary course of business, (B) dispositions of used, obsolete, damaged, worn-out or surplus equipment or property no longer necessary in the conduct of the business or other immaterial equipment or property, in each case, in the ordinary course of business, and (C) sales of the products or services of the Company Group to customers of the Company Group in the ordinary course of business;

(v) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among Pubco and wholly owned Subsidiaries that of Pubco, or solely among wholly owned Subsidiaries of Pubco, in each case, in the ordinary course of business and (B) advances for reimbursable employee expenses in the ordinary course of business;

(vi) (X) redeem, repurchase, repay, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any Indebtedness, except in each case (A) any redemption, repurchase, repayment, prepayment or incurrence of Indebtedness solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company, (B) Indebtedness under (x) the Pubco Debt Facilities or (y) subject to compliance with Section 2.10 of the Separation Agreement, any replacements thereof, in the ordinary course of business consistent with past practice (provided that any such replacements (I) shall be deemed to be a “Pubco Debt Facility” for purposes of this Agreement and the Separation Agreement and (II) for the avoidance of doubt shall not be in the form of debt securities) or (C) capital leases entered into in the ordinary course of business consistent with past practice; or (Y) issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise);

(vii) (A) sell, lease, license, assign, dispose of, or transfer any material Company Intellectual Property (other than non-exclusive licenses of such Intellectual Property granted in the ordinary course of business), (B) abandon or permit to lapse or expire any material Registered Company Intellectual Property (other than at the end of its maximum statutory term), (C) disclose any material confidential information or material Trade Secrets included in the Company Intellectual Property to any Person that is not subject to reasonable obligations with respect to confidentiality and non-disclosure, or (D) escrow or otherwise make available any material source code for any Company Software other than in the ordinary course of business to employees, contractors, consultants or other Persons working on behalf and solely for the benefit of the Company and its Subsidiaries;

(viii) (A) make any material adverse change to the operation or security of, or any administrative, technical, or physical safeguards related to, any Company Business Systems, except as required by applicable Law, or (B) materially suspend, delay or modify the ongoing initiatives or programs related to Information Technology transformation and modernization applicable to the Company Business;

(ix) enter into, materially amend, waive any material right under, or terminate (other than upon expiration in accordance with its terms) any Contract for the purchase of real property or any lease (as lessee) of real property related to any leased property providing for annual payments in excess of $5,000,000 (other than exercising any option to extend or renew any lease in the ordinary course of business);

(x) (A) amend in any material respect, waive any material right under, or terminate (other than upon expiration in accordance with its terms) any Company Material Contract, or (B) enter into any Contract that, if in effect on the date hereof, would be a Company Material Contract, other than, in the case of clause (B), in the ordinary course of business;

(xi) except as may be required by any Benefit Plan or Collective Bargaining Agreement, (1) grant any increases in the compensation or benefits of any Company Group Employee, other than any actions taken in the ordinary course of business with respect to Company Group Employees with an annual base salary below $275,000; (2) except in connection with any action that applies in a substantially uniform manner to Company Group Employees and other similarly situated employees of Pubco and its Affiliates, enter into or adopt any new material Company Benefit Plan, or materially amend or terminate any existing Company Benefit Plan, other than with respect to broad-based welfare benefit plans (other than severance) in the ordinary course of business and as would not materially increase the cost of benefits under such Company Benefit Plans; (3) enter into any employment, severance or termination agreement with any Company Group Employee, other than any actions taken in the ordinary course of business with respect to Company Group Employees with an annual base salary below $275,000; (4) terminate the employment or services of any Company Group Employee with an annual base salary at or above $275,000, other than for cause; (5) hire or promote any Company Group Employee with an annual base salary at or above $275,000, other than replacement hires or promotions in the ordinary course of business on substantially similar terms of employment as the departed employee; (6) establish, adopt, enter into, terminate or materially amend any Collective Bargaining Agreement, except for renewals on market terms in the ordinary course of business; or (7) except as expressly provided by the terms of the Transaction Documents, take any action to accelerate the time of payment, vesting or funding of any compensation or benefits to any Company Group Employee under any Company Benefit Plan or otherwise;

(xii) with respect to Pubco, any Company Consolidated Group or any member of the Company Group, (A) make, change or revoke any material Tax election, (B) settle any Liability with respect to material Taxes or any material Tax Proceeding, (C) enter into any agreement with, or request any ruling or determination from, a Governmental Authority with respect to Taxes, (D) adopt or change any Tax accounting period or any material method of Tax accounting, (E) amend any material Tax Return, (F) surrender any right to claim a material Tax refund, or (G) take any extraordinary action with respect to Taxes that would have a material and adverse effect on the amount of Tax Attributes of Pubco, any Company Consolidated Group or any member of the Company Group;

(xiii) make any material change in any method of financial accounting or financial accounting practice or policy applicable to the Company Business, other than such changes as are required by GAAP or applicable Law;

(xiv) settle or compromise any Action, or enter into any consent decree or settlement agreement, against any member of the Company Group, other than settlements or compromises of any Action where the amount paid in settlement or compromise does not exceed $5,000,000 individually (excluding any amounts covered by insurance) (it being agreed and understood that this clause (xiv) shall not apply with respect to (A) Tax matters, or (B) derivative, direct or other Actions brought by or on behalf of Pubco’s stockholders);

(xv) merge, combine or consolidate (pursuant to a plan of merger or otherwise) any of the members of the Company Group with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of any of the members of the Company Group (other than as expressly contemplated by the Internal Reorganization Plan in connection with the Reorganization or the Separation);

(xvi) (A) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of the capital stock of any member of the Company Group, other than cash that is paid in full prior to the Measurement Time (as such term is defined the Company) or (B) enter into any agreement with respect to the voting of the capital stock of any member of the Company Group;

(xvii) fail to make capital expenditures of at least ninety percent (90%) of the capital expenditure budget set forth in Section 7.1(b)(xvii) of the Company Disclosure Schedule, but only to the extent such capital expenditure budget contemplates the making of capital expenditures prior to the end of the full calendar month completed prior to the Closing; or

(xviii) authorize or commit or agree to take any of the foregoing actions.

(c) Nothing contained in this Agreement shall give Buyer, directly or indirectly, the right to control or direct Pubco, the Company or any of their Subsidiaries’ businesses or operations prior to the Closing. Notwithstanding anything in this Agreement to the contrary, including Section 7.1, Buyer and Merger Sub, on the one hand, and Pubco and the Company, on the other hand, shall retain control of and responsibility for the operation of their respective businesses consistent with any applicable Antitrust Law or Foreign Investment Law, and each Party to this Agreement shall comply with the terms of Section 7.1 of this Agreement consistent with and in compliance with any applicable Antitrust Law or Foreign Investment Law. In furtherance of the foregoing, nothing contained in this Agreement shall give Buyer or Merger Sub the ability to control or direct the business or operations of Pubco or the Company nor give Pubco or the Company the ability to control or direct the business or operations of Buyer or Merger Sub. In addition, the Parties acknowledge and agree that nothing in this Section 7.1 shall be deemed to limit or prohibit Pubco or its Affiliates from implementing the Separation or the Holding Company Merger.

Section 7.2 Tax Matters. The Parties acknowledge and agree that they will file all Tax Returns consistent with the Intended Tax Treatment and will not make any statement or take any position that is inconsistent with the Intended Tax Treatment on any Tax Return, during the course of any proceeding by any Governmental Authority, or otherwise for Tax purposes, except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any similar provision of state, local or non-U.S. law).

Section 7.3 Preparation of the Proxy Statement; Pubco Stockholders Meeting.

(a) As promptly as practicable after the date hereof, Pubco shall prepare the carve-out financial statements of the Company Business for the years ended, and as of, December 31, 2024, and December 31, 2025 and the carve-out financial statements of the Company Business for any interim period, and as of the end of such interim period, and any pro forma financial statements, in each case as required by the rules and regulations of the SEC (and the guidance of the staff of the SEC) to be included in the Proxy Statement (the “Necessary Proxy Financial Statements”). As promptly as practicable after the date hereof: (i) Pubco shall, with the assistance of Buyer, prepare and, promptly after completion of the Necessary Proxy Financial Statements, Pubco shall file with the SEC the Proxy Statement in preliminary form. Buyer, Merger Sub, Pubco and the Company shall cooperate with each other in the preparation of the Proxy Statement.

(b) As promptly as practicable after the date hereof, Pubco shall prepare the carve-out financial statements of the Spinco Business for the years ended, and as of, December 31, 2023, and December 31, 2024 and any pro forma financial statements, in each case as required by the rules and regulations of the SEC to be included with a draft of the Spinco Registration Statement to be submitted to the SEC on a confidential basis (the “Necessary Spinco Financial Statements”). As promptly as practicable after the date hereof, Pubco shall cause Spinco to prepare, and promptly after completion of the Necessary Spinco Financial Statements, submit to the SEC on a confidential basis a draft of the Spinco Registration Statement. As promptly as practicable after the date hereof, Pubco shall prepare the carve-out financial statements of the Spinco Business for the year ended, and as of, December 31, 2025 and the carve-out financial statements of the Spinco Business for any interim period, and as of the end of such interim period, and any pro forma financial statements, in each case included in the Spinco Registration Statement filed publicly with the SEC (the “Necessary Public Spinco Financial Statements”). As promptly as practicable after completion of the Necessary Public Spinco Financial Statements, Pubco shall cause Spinco to publicly file with the SEC the Necessary Public Spinco Financial Statements.

(c) Pubco shall use its reasonable best efforts to have the Spinco Registration Statement declared effective as promptly as practicable after the public filing thereof (including by responding to comments of the staff of the SEC) and, prior to the effective date of the Spinco Registration Statement, each of the Parties hereto shall take all action reasonably required (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process in any such jurisdiction) to be taken under any applicable securities Laws in connection with the Distribution. As promptly as practicable after the Spinco Registration Statement shall have become effective, Pubco shall cause the Distribution Documents to be mailed or made available to Pubco’s stockholders pursuant to applicable Law. Pubco and its Subsidiaries (as applicable) will cause the Distribution Documents to comply in all material respects with the applicable requirements of U.S. federal securities laws.

(d) Pubco shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC for mailing as promptly as practicable after the filing thereof (including by responding to comments of the staff of the SEC).

(e) If, at any time prior to the Effective Time, any information relating to Buyer, Pubco, the Company, or Spinco or any of their respective Affiliates, directors or officers, should be discovered by Buyer, Pubco, the Company or Spinco which should be set forth in an amendment or supplement to the draft Spinco Registration Statement, the publicly filed Spinco Registration Statement, or the Proxy Statement so that any such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed or submitted, as applicable, with or to the SEC, and, to the extent required by Law, disseminated to the stockholders of Pubco. Pubco shall notify Buyer promptly (and in any event within one (1) Business Day) of the time when the Spinco Registration Statement has become effective and of the issuance of any stop order or suspension of the qualification of the shares of Spinco Common Stock issuable in the Distribution for offering or sale in any jurisdiction. In addition, each Party agrees to promptly provide the other Party and their respective counsel with copies of any written comments or requests for amendments or supplements, and shall promptly inform the other Party of any oral comments or requests for amendments or supplements, that such Party or its counsel may receive from time to time from the SEC with respect to the Proxy Statement, or the draft Spinco Registration Statement or the publicly filed Spinco Registration Statement promptly after receipt of such comments, and shall provide the other Party with copies of any written or oral responses or correspondence between it or its Affiliates and the SEC related thereto. Each Party and their respective counsel shall be given a reasonable opportunity to review in advance any such written responses and to participate in any discussions or oral material communications with the SEC, and each Party shall reasonably consider in good faith the additions, deletions, comments or changes suggested thereto by the other Party and their respective counsel.

(f) Pubco Stockholders Meeting.

(i) Unless this Agreement has been terminated pursuant to Article IX, Pubco will take, in accordance with applicable Law and its certificate of incorporation and bylaws and the rules of the NYSE, all action necessary to call, give notice of, convene and hold a meeting of its stockholders (the “Pubco Stockholders Meeting”) as promptly as reasonably practicable following the later of the date of the clearance of the Proxy Statement by the SEC and the date on which the Spinco Registration Statement is publicly filed, for the purpose of obtaining Pubco Stockholder Approval; provided, however, that if Pubco and Buyer determine, after consultation with the SEC staff, that the Pubco Stockholders Meeting can be held sooner, Pubco and Buyer will cooperate to do so. Within thirty (30) Business Days after the date of this Agreement (and thereafter, upon the reasonable request of Buyer), Pubco shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Pubco Stockholders Meeting that is twenty (20) Business Days after the date of such “broker search.” Notwithstanding anything to the contrary herein, Pubco shall not postpone or adjourn the Pubco Stockholders Meeting without the prior written consent of Buyer; provided that if at any time following the dissemination of the Proxy Statement, either Pubco or Buyer reasonably determines in good faith that the Pubco Stockholder Approval is unlikely to be obtained at the Pubco Stockholders Meeting, including due to an absence of quorum, then prior to the vote contemplated having been taken, each of Pubco and Buyer (on no more than two (2) occasions for each of Pubco and Buyer, subject to an aggregate maximum number of three (3) occasions) shall have the right to require an adjournment or postponement of the Pubco Stockholders Meeting for the purpose of soliciting additional votes in favor of this Agreement; provided, further, that no such adjournment or postponement shall delay the Pubco Stockholders Meeting by more than seven (7) days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date. Pubco shall, through the Pubco Board, make the Pubco Board Recommendation and include such Pubco Board Recommendation in the Proxy Statement (subject to Section 7.7) and use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of the proposals required under the Pubco Stockholder Approval. Except in accordance with Section 7.7(c), neither the Pubco Board nor any committee thereof shall effect a Pubco Adverse Recommendation Change.

(ii) Notwithstanding anything to the contrary herein, including any Pubco Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the Parties under this Section 7.3 shall continue in full force and effect. Without limiting the generality of the foregoing, unless this Agreement is terminated in accordance with its terms, the proposals required under the Pubco Stockholder Approval shall be submitted to the stockholders of Pubco for approval at the Pubco Stockholders Meeting whether or not (A) the Pubco Board shall have effected a Pubco Adverse Recommendation Change or (B) any Competing Proposal shall have been publicly proposed or announced or otherwise submitted to Pubco or any of its Representatives.

(g) Separation Agreement and Distribution. Upon the terms and subject to the conditions of the Separation Agreement and subject to compliance with applicable Law and to the satisfaction of the conditions set forth in Section 8.1(a) and Section 8.1(e), immediately prior to the Effective Time, the Company will consummate the Distribution in accordance with the terms of the Separation Agreement.

Section 7.4 Efforts; Regulatory Filings.

(a) Each of Buyer, U.S. Acquiror, Merger Sub, Pubco, Spinco, and the Company shall use its reasonable best efforts to promptly take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective the Merger, as promptly as practicable, including: (i) preparing and filing of all forms, registrations, and notifications required to be filed to consummate the Merger and the other transactions contemplated by this Agreement; (ii) obtaining of all necessary actions or nonactions, waivers, consents, clearances, approvals, and expirations or terminations of waiting periods, from Governmental Authorities; and (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger; provided, however, that in no event shall Pubco, the Company, Spinco or their respective Subsidiaries be required to pay any fee, penalty or other consideration to any third party for any consent or approval required for the consummation of the transactions contemplated by this Agreement under any Contract or agreement.

(b) Pubco and Buyer shall (i) promptly, but in no event later than twenty-five (25) Business Days after the date hereof, file (or cause to be filed) any and all required pre-merger notification and report forms under the HSR Act with respect to the Merger and the other transactions contemplated in this Agreement, the Separation Agreement and the other Transaction Documents, and (ii) promptly make (or cause to be made) any other filings or notifications (or drafts thereof) under any applicable Antitrust Law or Foreign Investment Law. Pubco and Buyer shall request early termination of any applicable waiting periods under the HSR Act and under the Antitrust Laws and Foreign Investment Laws (to the extent reasonably available) and shall respectively use their reasonable best efforts to cause the expiration or termination of such waiting periods and comply with any request for additional information or documents that may be requested pursuant to any Law or by any Governmental Authority as promptly as practicable.

(c) In furtherance of the covenants of the parties contained in this Section 7.4 Buyer shall, and shall cause its Affiliates to, use its and their respective reasonable best efforts to take any action as may be necessary to avoid or eliminate each and every impediment under any applicable Antitrust Law or Foreign Investment Law so as to enable the Closing to occur as promptly as practicable (and in any event no later than the Outside Date). If any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other transaction contemplated in this Agreement, the Separation Agreement and the other Transaction Documents as violative of any applicable Law, including any Antitrust Law or Foreign Investment Law, Buyer shall, and shall cause its respective Affiliates to, use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction, or other order, whether temporary, preliminary or permanent, that results from such action or proceeding and that prohibits, prevents or restricts consummation of the Merger or any other transaction contemplated by this Agreement, the Separation Agreement and the other Transaction Documents. Buyer shall, and shall cause its respective Affiliates to, (i) propose, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, the sale, licensing, divestiture or disposition of any share capital or other interests, assets (whether tangible or intangible), businesses, contracts, divisions, operations, properties, products or product lines of the Company Group, (ii) terminate, transfer, create, or otherwise alter relationships, contractual rights or other obligations of the Company Group, and (iii) otherwise take or commit to take any actions, including but not limited to behavioral limitations, conduct restrictions and similar commitments, that after the Closing would limit Buyer’s and its Affiliates’ freedom of action with respect to, or their ability to retain, operate, vote, transfer, receive dividends or otherwise exercise full ownership rights with respect to any share capital or other interests, assets (whether tangible or intangible), businesses, divisions, operations, properties, products or product lines of Buyer and its Affiliates or the Company Group (any such actions in clause (iii), “Behavioral Commitments”), in each case as may be required in order to avoid or eliminate each and every impediment, avoid the entry of, or to effect the dissolution of, any decree, judgment, injunction, or other order, which would otherwise have the effect of preventing the Closing, materially delaying the Closing or delaying the Closing beyond the Outside Date. Any other provision in this Agreement to the contrary notwithstanding, no party shall be required to take or agree to take any action if such action or actions (x) is not conditioned on the Closing, (y) in the case of Buyer and its Affiliates, other than Behavioral Commitments listed on Section 7.4(c) of the Company Disclosure Schedule, have any impact on or otherwise involve any asset, business (or portions thereof), services, service lines, product lines, or product of Buyer or its Affiliates (excluding any asset, business (or portions thereof), product lines or product of the Company or its Subsidiaries) or (z) in the case of Pubco, the Company and their Affiliates, relate to the Spinco Business or the Spinco Group. Subject to the foregoing clauses (x) and (z), at Buyer’s request, or otherwise only with Buyer’s prior written consent, Pubco, its Subsidiaries and Affiliates shall agree to become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order described in this Section 7.4(c).

(d) Buyer agrees to provide such security and assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any Governmental Authority whose consent or approval is sought in connection with the transactions contemplated hereby. Whether or not the Merger is consummated, Buyer, or a Subsidiary of Buyer, shall be responsible for all filing fees and payments to any Governmental Authority in order to obtain any consent, clearance, expiration or termination of a waiting period, authorization, Order or approval pursuant to this Section 7.4.

(e) Buyer and Pubco shall, and shall cause their respective Affiliates to, cooperate and consult with one another in connection with the making of all filings, notifications, communications, submissions, and any other actions pursuant to this Section 7.4, and, subject to applicable legal limitations and the instructions of any Governmental Authority, Buyer and Pubco shall keep each other apprised on a current basis of the status of matters relating to the completion of the transactions contemplated thereby, including promptly furnishing the other with copies of notices or other communications received by Buyer and Pubco, as the case may be, or any of their respective Affiliates, from any third party and/or any Governmental Authority with respect to such transactions. Subject to applicable Law relating to the exchange of information, Buyer and Pubco shall permit counsel for the other party reasonable opportunity to review in advance, and consider in good faith the views of the other party in connection with, any proposed notifications or filings and any written communications or submissions to any Governmental Authority; provided, however, that materials may be redacted (i) to remove references concerning the valuation of the Company Business or, without limiting Pubco’s obligations pursuant to Section 7.7, information concerning proposals from third parties with respect thereto, (ii) as necessary to comply with contractual agreements, and (iii) as necessary to address reasonable privilege or confidentiality concerns. Either party may, as it deems advisable or necessary, designate any competitively sensitive materials provided to the other under this Section 7.4(e) as “outside counsel only,” in which case any materials so designated and the information contained therein shall be given only to outside counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written notice of the disclosing party. Buyer and Pubco agree not to participate in any meeting or discussion, either in person, by video conference, or by telephone, with any Governmental Authority in connection with the Merger or any other transaction contemplated hereby unless it consults with the other party in advance and, to the extent not prohibited by such Governmental Authority, gives the other party a reasonable opportunity to attend and participate. Buyer, U.S. Acquiror, Merger Sub, Pubco, Spinco, and the Company shall further promptly provide to the other parties any information or material that is required, necessary or reasonably useful for the purpose of obtaining regulatory clearances. Any other provision in this Agreement to the contrary notwithstanding, and without limiting Buyer’s efforts obligations in Section 7.4(c) or cooperation obligations in this Section 7.4(e), Buyer shall have ultimate decision-making authority and control of the ultimate strategy for obtaining all required consents and approvals from any Governmental Authority, including taking the lead in connection with any filings, notifications, submissions, and material communications with or to any Governmental Authority in connection therewith; provided that Buyer shall consider the views of Pubco in good faith (following good faith consultation with Pubco and its advisors) to the extent reasonably practicable. Neither Buyer, U.S. Acquiror, Merger Sub, the Company, Spinco nor Pubco shall commit to or agree with any Governmental Authority to (w) stay, toll or extend any applicable waiting period under the HSR Act, (x) pull and refile or resubmit the notification and report forms pursuant to the HSR Act (provided that the Buyer shall have the right to pull and refile or resubmit its Notification and Report Form pursuant to the HSR Act one time without the prior consent of the other Parties), (y) not consummate the Merger or any other transactions contemplated herein or in the other Transaction Documents before an agreed-to date, or (z) any timing agreement, in each case relating to the Merger and the other transactions contemplated by the other Transaction Documents, without the prior written consent of the other Parties, and such consent shall not be unreasonably withheld, conditioned, or delayed.

(f) Buyer, U.S. Acquiror, Merger Sub, Pubco and the Company shall not, and shall cause their respective Affiliates not to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or equity in, or by any other manner, any Person or portion thereof that overlaps with, supplies to, or purchases from the Company Business or its competitors in the geographies in the United States in which the Company Business operates as of the date of this Agreement (“Relevant Business”), or otherwise acquire or agree to acquire any assets of a Relevant Business, if entering into a definitive agreement relating to, or the consummation of, such acquisition, merger, consolidation or other transaction would reasonably be expected to (i) impose any material delay in obtaining, or materially impede the receipt of, any authorizations, consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period under the HSR Act or any other applicable Antitrust Law or Foreign Investment Laws, (ii) materially increase the risk of any Governmental Authority entering an order prohibiting the consummation of the transactions contemplated by this Agreement, or (iii) otherwise materially delay beyond the Outside Date the transactions contemplated by this Agreement, by materially increasing the likelihood of a Governmental Authority initiating a Second Request.

Section 7.5 Access to Information.

(a) Subject to the requirements of the Antitrust Laws, Pubco shall, and shall cause its Subsidiaries to afford to Buyer and to its respective Representatives, reasonable access, during normal business hours and subject to bona fide policies and procedures established by Pubco, during the Interim Period, in such manner as to not interfere with Pubco or the Company Business’s (as applicable) normal operations, the properties, the Company Books and Records and appropriate senior-level employees of Pubco and its Subsidiaries (related to the Company Business), including the members of the Company Group (as applicable), as such Party and its Representatives may reasonably request solely for purposes of consummating the Transactions; provided that: (i) such investigation shall only be upon reasonable notice and at the sole cost and expense of Buyer; (ii) neither Buyer nor its Representatives shall be permitted to perform any environmental testing or sampling, including sampling of soil, groundwater, surface water, building materials or air or wastewater emissions without the prior written consent of Pubco, which consent shall not be unreasonably withheld, conditioned or delayed; (iii) neither Buyer nor its

Representatives shall communicate with any of the employees of Pubco or its Subsidiaries without the prior written consent of Pubco, which consent shall not be unreasonably withheld, conditioned or delayed; and (iv) nothing in this Agreement shall require Pubco to permit any inspection or disclose any information to Buyer that (A) would unreasonably interfere with the conduct of Pubco or the Company Business or result in damage to property (other than immaterial damage), except with Pubco’s prior written consent (which may be withheld or denied at its sole discretion), (B) would cause a violation of any Law, privacy policy or any confidentiality obligations and similar restrictions that may be applicable to such information, or (C) would jeopardize the attorney-client privilege or other disclosure privilege or protection to Pubco or the Company (provided that if Pubco would otherwise be required to disclose information to Buyer, it shall take any and all reasonable action necessary to permit such disclosure without such loss of privilege or violation of agreement, policy, Law or other restriction, including through the use of commercially reasonable efforts to obtain any required consent or waiver to the disclosure of such information from any third party and through the implementation of appropriate and mutually agreeable “clean room” or other similar procedures designed to limit any such adverse effect of sharing such information by each Party). For the avoidance of doubt, neither Pubco nor the Company shall be required to provide any information that is not readily available to Pubco, the Company nor their Affiliates under their books and records or current reporting systems following the use of commercially reasonable efforts (or which creates an unreasonable burden on the employees of Pubco, the Company nor their Affiliates).

(b) Pubco may, as it deems advisable upon the advice of outside counsel, reasonably designate any competitively sensitive information as “clean team” or “outside counsel only” material or with similar restrictions.

(c) Notwithstanding anything in this Section 7.5 to the contrary, Pubco and the Company shall not be required to provide access to, or make any disclosure with respect to, any information of or to the extent primarily relating to Pubco, any of its Affiliates or any of their respective businesses, other than information to the extent relating to the Company Business, the members of the Company Group, or the Company Liabilities and shall not be required to provide access to any facility that is not Company Owned Real Property or Company Leased Property.

(d) The Parties hereby agree that, notwithstanding anything in this Section 7.5 to the contrary, the provisions of the Confidentiality Agreement shall apply to all information and material furnished by any Party or its Representatives thereunder and hereunder. The Confidentiality Agreement shall survive any termination of this Agreement. All requests for such access to any Party shall be made to such Party or its designated Representative.

Section 7.6 D&O Indemnification and Insurance.

(a) For a period of six (6) years from and after the Effective Time, Buyer agrees that it shall indemnify and hold harmless each present and former director or officer of the Company or of any other members of the Company Group and any person that becomes a director or officer of the Company or of any other members of the Company Group prior to the Effective Time (the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that Pubco or any of its Subsidiaries (including the members of the Company Group), as the case may be, would have been permitted under the Organizational Documents of Pubco as in effect on the date hereof to indemnify such Person (including promptly advancing expenses as incurred to the fullest extent permitted under such Organizational Documents; provided that such Person delivers an undertaking to Buyer in advance agreeing to return any such funds to which a court of competent jurisdiction has determined in a final, nonappealable judgment that such Person is not entitled to indemnification). Without limiting the foregoing, Buyer shall cause the members of the Company Group (i) to maintain for a period of not less than six (6) years from the Effective Time provisions in their respective Organizational Documents concerning the indemnification and exculpation (including provisions relating to expense advancement) of the members of the Company Group’s respective former and current officers or directors that are no less favorable to those Persons than the provisions of the Organizational Documents of Pubco as of the date hereof and (ii) not to amend, repeal, waive or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by applicable Law.

(b) At Buyer’s sole cost and expense, Buyer or, at Buyer’s election, Pubco, in consultation with Buyer, shall procure a prepaid, non-cancelable six (6)-year “tail” policy commencing on the Closing Date containing terms not less favorable to the Indemnified Parties than the terms of directors’ and officers’ and fiduciary liability insurance covering the Indemnified Parties with respect to matters existing or occurring at or prior to the Effective Time; provided that Pubco shall not (i) commit to spend on such “tail” insurance, in the aggregate, more than three hundred percent (300%) of the last aggregate annual premium paid by Pubco prior to the date hereof (the “Base Amount”), and if such “tail” insurance is not reasonably available for a cost not exceeding the Base Amount, Pubco shall be permitted to purchase as much “tail” insurance coverage as reasonably practicable for the Base Amount or (ii) or procure a “tail” policy with more than $60,000,000 in limits shared between the corporate entities and the individual directors and officers and $20,000,000 dedicated exclusively to the directors and officers. If any claim is asserted or made within such six (6)-year period, then any insurance required to be maintained under this Section 7.6 shall be continued in respect of such claim until the final disposition thereof.

(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 7.6 shall survive the consummation of the transactions contemplated hereby and shall be binding on all successors and assigns of Buyer and the Company and are intended to be for the benefit of, and will be enforceable by, each present and former director and officer of any member of the Company Group and his or her heirs and representatives. In the event that Buyer or the Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Buyer or the Company, as the case may be, shall succeed to the obligations set forth in this Section 7.6.

Section 7.7 No Solicitation.

(a) Immediately following the execution of this Agreement, Pubco shall, and shall direct and use reasonable best efforts to cause its Representatives to, (i) cease and cause to be terminated, any solicitation, discussions or negotiations with any Person (other than Buyer or its Affiliates) with respect to a Competing Proposal, or any other proposal, inquiry or offer that constitutes or could reasonably be expected to lead to, result in or constitute a Competing Proposal, (ii) promptly (and in any event within one (1) Business Day) terminate all physical and electronic data room access previously granted to any Person (other than Buyer or its Affiliates) and (iii) promptly (and in any event within one (1) Business Day) request the return or destruction of any non-public information relating to Pubco or any of Pubco’s Subsidiaries theretofore provided to any Person (other than Buyer or its Affiliates) with whom a confidentiality agreement with respect to a Competing Proposal or any other proposal, inquiry or offer that constitutes or could reasonably be expected to lead to, result in or constitute a Competing Proposal was entered into at any time within the two (2) years preceding the date of this Agreement. Except as provided in this Section 7.7, from the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with Article IX, Pubco shall not, and will direct its Representatives not to, directly or indirectly, (A) solicit, initiate, or knowingly encourage any Competing Proposal, or (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any non-public information relating to Pubco or any of Pubco’s Subsidiaries relating to any Competing Proposal (or any proposal or offer which would reasonably be expected to lead to a Competing Proposal), in each case, other than discussions solely to notify such Person of the terms of this Section 7.7. From and after the execution of this Agreement, Pubco will be required to enforce, and will not be permitted to waive, terminate, fail to enforce or otherwise modify any provision of any standstill, confidentiality or other similar agreement that prohibits or purports to prohibit a proposal being made to the Pubco Board (or any committee thereof), unless (x) the Pubco Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the directors of Pubco under applicable Law and (y) if such determination in clause (x) is made, Pubco provides notice to Buyer of such determination within twenty-four (24) hours thereafter. Notwithstanding anything herein to the contrary, if, prior to obtaining the Pubco Stockholder Approval and following the receipt of a bona fide written Competing Proposal made after the date hereof that the Pubco Board determines in good faith is or would reasonably be expected to lead to a Superior Proposal, Pubco may, in response to such Competing Proposal and subject to the other provisions of this Section 7.7, (1) furnish information with respect to Pubco, its Subsidiaries and Affiliates to the Person making such Competing Proposal, after entering into, and only pursuant to, an Acceptable Confidentiality Agreement, and (2) engage in discussions or negotiations with such Person regarding a Competing Proposal; provided that (I) the Pubco Board shall have first concluded in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the directors of Pubco under applicable Law and (II) neither Pubco nor any of its Subsidiaries nor any of its or their respective officers, directors, financial advisors or legal counsel shall have materially breached any of the provisions set forth in this Section 7.7 (it being understood that any action by any Subsidiary of Pubco or any officer, director, financial advisor or legal counsel of Pubco or its Subsidiaries that would constitute a breach of this Section 7.7 if taken by Pubco, shall constitute a breach by Pubco).

(b) Except as expressly permitted by this Section 7.7, neither the Pubco Board nor any committee thereof shall, from and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Article IX, (i) fail to make, withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in any manner adverse to Buyer the Pubco Board Recommendation (a “Pubco Adverse

Recommendation Change”); (ii) adopt, approve, endorse or recommend, or propose publicly to adopt, approve, endorse or recommend, any Competing Proposal, or cause or permit Pubco or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or analogous agreement or Contract which provides for, is intended to provide for or would reasonably be expected to provide for, directly or indirectly, a Competing Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 7.7(a)); (iii) following public disclosure of a Competing Proposal, fail to reaffirm the Pubco Board Recommendation, within five (5) Business Days after Buyer reasonably requests in writing that such recommendation or determination be reaffirmed or, if earlier, at least two (2) Business Days prior to the Pubco Stockholders Meeting (it being understood that Buyer may not submit any such request more than once for any such Competing Proposal unless the Pubco Stockholders Meeting has been adjourned, in which case Buyer may submit one such request prior to each adjourned Pubco Stockholders Meeting); (iv) fail to include the Pubco Board Recommendation in the Proxy Statement; or (v) fail to publicly announce, within ten (10) Business Days after a Competing Proposal structured as a tender offer or exchange offer relating to the securities of Pubco shall have been commenced, a statement disclosing that the Pubco Board recommends rejection of such tender or exchange offer (any of the foregoing in clauses (i) through (v), a “Triggering Event”).

(c) Prior to receipt of Pubco Stockholder Approval, the Pubco Board may (I) in response to any bona fide written Competing Proposal, effect a Pubco Adverse Recommendation Change, or cause Pubco to terminate this Agreement pursuant to Section 9.1(g), or (II) in response to an Intervening Event, effect a Pubco Adverse Recommendation Change, in the case of each of clauses (I) and (II), if and only if, (i) (A) in the case of a Competing Proposal, the Pubco Board concludes in good faith, after consultation with Pubco’s outside financial advisor and outside legal counsel, that such Competing Proposal constitutes a Superior Proposal, or (B) in the case of an Intervening Event, if the Pubco Board determines in good faith that an Intervening Event has occurred and is continuing; (ii) the Pubco Board determines in good faith, after consultation with Pubco’s outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties of the directors of Pubco under applicable Law; (iii) the Pubco Board promptly provides Buyer with prior written notice of its intention to take such action (an “Alternative Notice”), which notice shall include the information with respect to such Competing Proposal that is specified in Section 7.7(d) as well as a copy of the acquisition agreement and any other transaction documents relating to such Competing Proposal (if any) and a reasonable description of the facts and circumstances relating to any such Intervening Event, as applicable; (iv) during the three (3) Business Days following such written notice (the “Negotiation Period”), if requested by Buyer, Pubco and its Representatives shall have negotiated in good faith with Buyer regarding any revisions to the terms of the transactions contemplated by this Agreement proposed by Buyer in response to such Competing Proposal or Intervening Event; and (v) at the end of the three (3) Business Day period described in the foregoing clause (iv), the Pubco Board concludes, (A) after consultation with Pubco’s outside legal counsel and financial advisor (and taking into account any adjustment or modification of the terms of this Agreement to which Buyer has agreed in writing), that any Competing Proposal continues to be a Superior Proposal and (B) after consultation with Pubco’s outside legal counsel, that the failure to make a Pubco Adverse Recommendation Change or terminate this Agreement in accordance with Section 9.1(g) would be inconsistent with the fiduciary duties of the directors of Pubco under applicable Law. Any amendment or modification to any Competing Proposal or to the facts and circumstances relating to any Intervening Event shall require a new Alternative Notice and a new Negotiation Period commencing from the date of receipt of such new Alternative Notice; provided that, with respect to each subsequent written notice related to a material amendment or modification, references to the three (3) Business Day period above shall be deemed to be references to two (2) Business Days.

(d) Without limiting the obligations set forth in Section 7.7(a) and Section 7.7(c), Pubco shall promptly, and in any event no later than twenty-four (24) hours, after it receives (i) any Competing Proposal, (ii) any request for non-public information relating to the Company or its Subsidiaries that would reasonably be expected to lead to a Competing Proposal, or (iii) any inquiry or request for discussions or negotiations regarding any Competing Proposal, notify Buyer (which notice, if provided orally, shall be confirmed in writing) of any of the foregoing occurrences, the identity of the Person making such request, inquiry or Competing Proposal, a reasonably detailed description of the terms of such request, inquiry or Competing Proposal and include copies of all material documents and other material written materials in connection with such request, inquiry or Competing Proposal (including any proposed Contract, proposal, offer letter, term sheet or other written agreement) and, for the avoidance of doubt, excluding emails or other communications, in each case, that are not material to the substance of such request, inquiry or Competing Proposal. Pubco shall keep Buyer reasonably informed on a current basis (and in any event no later than twenty-four (24) hours after the occurrence of any material changes, developments, discussions or negotiations) of the status of any such request, inquiry or Competing Proposal and shall promptly (and in any event no later than twenty-four (24) hours after receipt by Pubco or its Representatives) provide to Buyer any amendments to any proposed Contracts, proposals, offer letters, term sheets or other written agreements in connection with the Competing Proposal. Pubco shall, within twenty-four (24) hours of the request of Buyer, and which request may be made no more than once in any period of three (3) consecutive days, confirm to Buyer whether any Competing Proposal remains under discussion, negotiation or review by the Pubco Board or any committee thereof at such time. Pubco agrees that it shall, prior to or substantially concurrent with the time it is provided to any third parties, provide to Buyer any non-public information concerning Pubco or its Subsidiaries that Pubco provides to any third party in connection with any Competing Proposal which was not previously provided to Buyer.

(e) Nothing contained in this Agreement shall prohibit Pubco or the Pubco Board from taking and disclosing to its stockholders a position that Pubco reasonably and in good faith determines requires disclosure pursuant to the Exchange Act (including any “stop, look and listen” communication pursuant to Rule 14d-9(f)) or the rules and regulations of NYSE, and such disclosure shall not be deemed a Pubco Adverse Recommendation Change.

(f) For purposes of this Agreement:

(i) “Competing Proposal” means any proposal or offer made by a Person (other than Buyer or any of its Affiliates or any of their respective Representatives) relating to (A) the acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) by any Person of twenty percent (20%) or more of the consolidated assets (it being understood that consolidated assets include equity securities of Subsidiaries), net revenue or net income of Pubco and its Subsidiaries or of the Company Business; or (B) the purchase or acquisition after the date hereof, directly or indirectly, by any Person of twenty percent (20%) or more of the issued and outstanding shares of Company Common Stock.

(ii) “Superior Proposal” means a bona fide written Competing Proposal (except the references therein to “twenty percent (20%)” shall be replaced by “fifty percent (50%))” made by a third party that (A) did not result from a material breach of this Section 7.7 and (B) in the good faith judgment of the Pubco Board after consultation with its financial advisor and outside legal counsel, would result in a transaction that is more favorable to Pubco’s stockholders from a financial point of view than the Merger and the Separation and the other transactions contemplated hereby and pursuant to the Separation Agreement (after giving effect to all adjustments or modifications to the terms thereof which may be agreed in writing to be made by Buyer pursuant to Section 7.7(c)), taking into account any legal, financial and regulatory requirements relating to, and the likelihood and timing of closing, such Competing Proposal, and the certainty of value presented by such Competing Proposal.

Section 7.8 Public Announcements. Except (a) as otherwise expressly contemplated by this Agreement, (b) for the initial press releases and other announcement communications to be issued by Buyer (or one of its Affiliates) and Pubco, in the forms approved by the other such Party (or any public statement or disclosure that contains or reflects only such information previously disclosed in press releases or other public disclosures made in accordance with this Section 7.8), (c) with respect to any time following any Pubco Adverse Recommendation Change or Competing Proposal, or (d) public statements and disclosures by Pubco relating to Spinco and the Spinco Business, neither Buyer nor Pubco will, and each of Buyer and Pubco will cause its Subsidiaries not to, issue any press release or otherwise make any public statements or disclosure with respect to the transactions contemplated hereby or by the Transaction Documents without the prior written consent of the other Party (email being sufficient). Notwithstanding the foregoing, to the extent such disclosure is required by applicable Law, or obligations pursuant to any listing agreement with or the rules of any national securities exchange, the Party seeking to make such disclosure will promptly notify the other Party thereof and the Party making such statement will use efforts reasonable under the circumstances to consult in good faith with the other Party thereto, and provide meaningful opportunity for review and give due consideration to reasonable comments by the other Party prior to making such disclosure. Notwithstanding the foregoing, any Party may make public statements in response to questions by the press, analysts, investors or those attending industry conferences or analyst or investor conference calls that are consistent with previous public statements made by such Party in compliance with this Section 7.8.

Section 7.9 Defense of Litigation. Buyer and Pubco shall provide the other Party prompt notice in writing of any Action brought by any stockholder or purported stockholder or equityholder of such Party against it, any of its Subsidiaries or any of their respective directors and officers (including, with respect to Pubco, the Company or Spinco) relating to the transactions contemplated by this Agreement or the Separation Agreement, including the Separation, and the Merger (collectively, “Transaction Litigation”), and shall keep the other Party informed on a reasonably current basis with respect to the status thereof. Buyer shall give Pubco the opportunity to participate (at Pubco’s sole expense) in the defense or settlement of such Transaction Litigation brought against Buyer or any of its Subsidiaries or any of their respective directors and officers and reasonably cooperate with Pubco in conducting the defense or settlement of such litigation. Pubco shall give Buyer the opportunity to participate (at Buyer’s sole expense) in the defense or settlement of such Transaction Litigation brought against Pubco or any of its Subsidiaries or any of their respective directors and officers and reasonably cooperate with Buyer in conducting the defense or settlement of such litigation, and no such settlement shall be agreed without Buyer’s prior written consent (not to be unreasonably withheld, conditioned or delayed, except that Buyer may, in its sole discretion, with respect to any such Transaction Litigation that would otherwise impose any Liability on the part of Buyer or any of its Affiliates (including, for the avoidance of doubt, the Company Group), withhold such consent to any settlement which does not include a full release of Buyer and its Affiliates (including, for the avoidance of doubt, the Company Group) with respect to all liabilities, causes of action and claims arising out of, or related to, the claims asserted in such Transaction Litigation or which imposes an injunction or other equitable relief (excluding, in each case, confidentiality, non-disparagement, or other similar customary administrative provisions that have no adverse effect on the Company Group or Buyer or its Affiliates) after the Effective Time upon Buyer or any of its Affiliates). The disclosure of information to the other Party in connection herewith shall be subject to the provisions of Section 7.5.

Section 7.10 Section 16 Matters. Prior to the Effective Time, each of Buyer, Pubco and the Company shall take all such steps as may be required (to the extent permitted by applicable Law) to cause any dispositions of Pubco Common Stock and Company Common Stock (including derivative securities with respect to Pubco Common Stock and Company Common Stock) or acquisitions of Spinco Common Stock (including derivative securities with respect to Spinco Common Stock) resulting from the transactions contemplated by this Agreement or any Transaction Document, including the Distribution, directly or indirectly, by each individual, if any, who is subject to Section 16(a) of the Exchange Act with respect to Pubco, Spinco or the Company, as an officer or director thereof to be exempt under Rule 16b-3 promulgated under the Exchange Act, such steps to be taken in accordance with (and to the extent permitted by) applicable SEC rules and regulations and interpretations of the SEC staff.

Section 7.11 Spinco Share Issuance. Prior to the Effective Time, Pubco and the Company will take all actions necessary to authorize the issuance of a number of, or stock split of, shares of Spinco Common Stock such that the total number of shares of Spinco Common Stock outstanding immediately prior to the Effective Time will be sufficient to complete the Distribution in accordance with the terms of the Separation Agreement.

Section 7.12 Transaction Documents. Buyer shall, or shall cause its applicable Subsidiaries to, execute and deliver to Pubco and the Company at or prior to the Closing each of the Transaction Documents to which it or any such Subsidiary is or will be a party at the Effective Time that have not previously been executed. Pubco shall, or shall cause its applicable Subsidiaries to, execute and deliver to Buyer at or prior to the Closing each of the Transaction Documents to which it or any such Subsidiary is or will be a party at the Effective Time that have not previously been executed.

Section 7.13 Takeover Statutes. If any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other form of antitakeover Law shall become applicable to the transactions contemplated hereby, Buyer and the Buyer Board shall use all reasonable efforts to grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.

Section 7.14 Further Assurances. Except as otherwise expressly provided in this Agreement, the Parties shall, and shall cause their respective Affiliates to, use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under this Agreement or applicable Law as may be required to carry out the provisions of this Agreement and to consummate and make effective the Merger and the other Transactions (other than with respect to the matters covered in Section 7.4, which shall be governed by the provisions of Section 7.4 and any consents required in connection with the Separation, which shall solely be governed by the Separation Agreement). In furtherance and not in limitation of the foregoing, each Party shall use commercially reasonable efforts to obtain all consents, approvals or waivers from third parties necessary in connection with the Merger and the other Transactions (other than with respect to the matters covered in Section 7.4, which shall be governed by the provisions of Section 7.4 and any consents required in connection with the Separation, which shall solely be governed by the Separation Agreement); provided that none of Pubco, the Company, Spinco or their respective Subsidiaries shall be required to commence any litigation or offer or pay any money or otherwise grant any accommodation (financial or otherwise) to any third party with respect to the foregoing. The failure to obtain any consents, approvals or waivers from third parties shall not in and of itself constitute a breach of this Agreement.

Section 7.15 Sole Stockholder Approvals. Immediately after the execution of this Agreement, (a) Pubco will deliver the Company Stockholder Approvals to Buyer, and (b) Buyer, as the sole stockholder of Merger Sub, acting by written consent, will adopt this Agreement and approve the consummation of the transactions contemplated hereby, upon the terms and subject to the conditions stated herein and in accordance with the applicable provisions of the DGCL (the “Merger Sub Stockholder Approval”), and deliver a copy of the Merger Sub Stockholder Approval to Pubco.

Section 7.16 Obligations of Merger Sub. Buyer shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Transactions, including the Merger, upon the terms and subject to the conditions set forth in this Agreement.

Section 7.17 R&W Policy. Any R&W Policy shall provide that the insurer shall waive any rights of subrogation except in the case of fraud by Pubco or Spinco. The premiums related to, and all the other costs and expenses relating to the origination of any R&W Policy have been, or will be, paid by Buyer, as and when required to be paid in accordance with the terms of the R&W Policy. Buyer shall not amend, modify or otherwise change, terminate or waive any subrogation or any other provision of any R&W Policy (and shall not permit any of the foregoing to occur) in any manner that would be adverse to Pubco or Spinco, or any Affiliate or Representative thereof, without the prior written consent of Spinco. Pubco and Spinco shall, and shall cause their respective Subsidiaries and Representatives to, use reasonable best efforts to furnish information in its possession reasonably requested by Buyer to obtain any R&W Policy.

Section 7.18 Pubco Debt Facilities.

(a) Pubco, Spinco, and the Company shall, and shall cause each of their respective Subsidiaries to, take all actions to ensure that, substantially concurrently with consummation of the Closing and subject to the payment of the Intercompany Note as provided in Section 3.2, no member of the Company Group shall have any obligation whatsoever in respect of any of the Pubco Debt Facilities (other than any obligations that survive the termination of the Pubco Debt Facilities pursuant to the terms thereof as in effect on the date of this Agreement) and all Liens on the assets of and Interests in any member of the Company Group in respect of any obligations under the Pubco Debt Facilities shall have been released (including by obtaining the Release Documentation and making all filings reasonably necessary to effect or record such releases).

(b) Subject to the payment of the Intercompany Note as provided in Section 3.2, in furtherance of, and not in limitation of, the foregoing clause (a), Pubco shall (x) take all actions necessary to cause such Company Notes to be redeemed in full in cash and satisfied and discharged substantially concurrently with consummation of the Closing and (y) in furtherance and without limiting the generality of the foregoing clause (x), (A) execute and deliver to the trustee under the Company Notes Indenture and holders of the Company Notes a notice of optional redemption in respect of the Company Notes pursuant to which all of the Company Notes are called for redemption, with a redemption date that is on the Closing Date; provided that such notice shall be conditioned upon the substantially contemporaneous consummation of the transactions contemplated under this Agreement and shall be delivered in accordance with the requirements of the Company Notes Indenture, including with respect to timing requirements relative to the redemption date, and (B) execute and deliver to the trustee under the Company Notes Indenture any and all officer’s certificates and opinions of counsel required to be delivered in connection with such optional redemption, satisfaction and discharge and notice of optional redemption (which notice of optional redemption and officer’s certificate(s) shall be in form and substance reasonably satisfactory to the Buyer).

(c) Without limiting the generality of the foregoing, prior to or substantially concurrently with consummation of the Closing, the Company shall deliver to Buyer the fully executed and (subject to the payment of the Intercompany Note as provided in Section 3.2) effective Release Documentation, and at least three (3) Business Days prior to the Closing Date, the Company shall deliver to Buyer substantially final drafts of such Release Documentation.

Section 7.19 Third Party Consents. After the date hereof and subject to the proviso set forth in Section 7.4(a), Pubco and its Subsidiaries shall use their reasonable best efforts to obtain prior to the Closing such Consents of third parties or give notices to third parties as may be required under any Contract of any member of the Company Group that is listed, or was required to be listed, on Section 4.4(b) or Section 5.4(b) of the Company Disclosure

Schedule or as reasonably requested by Buyer and discussed in good faith with Pubco; provided that in connection therewith Pubco and its Subsidiaries shall not agree to any entry into, amendment, modification, waiver or termination of any Contract, or offer or agree to or make any fee or payment, in each case without Buyer’s prior written consent. For six (6) months after the Closing and subject to the proviso set forth in Section 7.4(a), Spinco and its Subsidiaries shall use their reasonable best efforts to assist Buyer and its Affiliates in seeking to obtain any such Consents which were not obtained prior to the Closing. Without limiting the generality of the foregoing, Pubco shall take the actions set forth on Section 7.19 of the Company Disclosure Schedule, subject to the qualifications set forth therein. Notwithstanding anything to the contrary herein, none of Buyer, Pubco or any of their respective Subsidiaries shall be required to (or in the case of Pubco or any of its Subsidiaries, be permitted to) pay any consent or other similar fee, payment or consideration, make any concession or provide any additional security (including a guaranty), to obtain such third party consents (except, in the case of Pubco or any of its Subsidiaries, if requested by Buyer and either reimbursed by Buyer or subject to the occurrence of the Effective Time).

ARTICLE VIII

CONDITIONS TO THE MERGER

Section 8.1 Conditions to the Obligations of the Company, Pubco, H-ES&R Holdings, Buyer and Merger Sub. The respective obligations of each Party to consummate the Merger shall be subject to the fulfillment (or, to the extent permitted by applicable Law, waiver by Pubco and Buyer) at or prior to the Closing of the following conditions:

(a) Any applicable waiting period under the HSR Act with respect to the Merger, including any timing agreement or other commitment with the U.S. Department of Justice or the U.S. Federal Trade Commission not to consummate the Merger, shall have expired or been terminated;

(b) The Holding Company Merger, the Reorganization and the Distribution shall have been consummated in accordance with the Transaction Documents and in all material respects in accordance with the Internal Reorganization Plan;

(c) The Pubco Stockholder Approval shall have been obtained;

(d) The Spinco Registration Statement shall have become effective in accordance with the Securities Act or the Exchange Act, as applicable, and shall not be the subject of any stop order by the SEC or actual or threatened proceedings by a Governmental Authority seeking such a stop order; and

(e) No Governmental Authority of competent jurisdiction shall have enacted, issued, or promulgated any Law (whether temporary, preliminary or permanent) after the date hereof that remains in effect and which has the effect of restraining, enjoining or prohibiting the consummation of the Holding Company Merger, the Reorganization, the Distribution or the Merger (each a “Legal Restraint”).

Section 8.2 Additional Conditions to the Obligations of Pubco, H-ES&R Holdings and the Company. The obligation of Pubco, H-ES&R Holdings and the Company to consummate the Merger shall be subject to the fulfillment (or, to the extent permitted by applicable Law, waiver by Pubco) at or prior to the Closing of the following additional conditions:

(a) Each of Buyer and Merger Sub shall have performed and complied in all material respects with the obligations, covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing;

(b) The representations and warranties made by Buyer and Merger Sub set forth in Article VI (other than the first sentence of Section 6.1, Section 6.2 and Section 6.5), without giving effect to materiality, Buyer Material Adverse Effect or similar qualifications, shall be true and correct in all respects as of the Closing Date as though such representations and warranties were made as of the Closing Date (except in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date), except to the extent the failure of such representations and warranties to be true and correct (without giving effect to materiality, Buyer Material Adverse Effect or similar qualifications) would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect. The representations and warranties made by Buyer and Merger Sub set forth in the first sentence of Section 6.1, Section 6.2 and Section 6.5 shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made as of the Closing Date (except in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date); and

(c) Buyer and Merger Sub shall have delivered to Pubco a certificate dated as of the Closing Date signed by an executive officer of Buyer and Merger Sub to the effect that the conditions set forth in Section 8.2(a) and Section 8.2(b) have been satisfied.

Section 8.3 Additional Conditions to the Obligations of Buyer and Merger Sub. The obligation of Buyer and Merger Sub to consummate the Merger shall be subject to the fulfillment (or, to the extent permitted by applicable Law, waiver by Buyer) at or prior to the Closing of the following additional conditions:

(a) Each of Pubco and the Company shall have performed and complied in all material respects with the obligations, covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing;

(b) The representations and warranties made by Pubco, H-ES&R Holdings and the Company, as applicable, set forth in Article IV and Article V (other than the first sentence of Section 4.1, Section 4.2, Section 4.3(a), Section 4.6, Section 4.8, Section 4.9, the first sentence of Section 5.1, Section 5.2, Section 5.3(a) and clause (ii) of Section 5.6), without giving effect to materiality, “Pubco Material Adverse Effect,” “Company Material Adverse Effect” or similar qualifications, shall be true and correct in all respects as of the Closing Date as though such representations and warranties were made as of the Closing Date (except in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date), except to the extent the failure of such representations and warranties to be true and correct (without giving effect to materiality, “Pubco Material Adverse Effect,” “Company Material Adverse Effect” or similar qualifications) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or Pubco Material Adverse Effect. The representations and warranties made by Pubco, H-ES&R Holdings and the Company, as applicable, set forth in the first sentence of Section 4.1, Section 4.2, Section 4.3(a), Section 4.6, Section 4.8, Section 4.9, the first sentence of Section 5.1, Section 5.2, Section 5.3(a), shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made as of the Closing Date (except in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date). The representations and warranties made by the Company set forth in clause (ii) of Section 5.6 shall be true and correct in all respects at and as of the Closing Date as though such representations and warranties were made as of the Closing Date;

(c) No Company Material Adverse Effect shall have occurred since the date of this Agreement and that is continuing; and

(d) The Company shall have delivered to Buyer a certificate dated as of the Closing Date signed by an executive officer of the Company to the effect that each of the conditions set forth in Section 8.3(a), Section 8.3(b) and Section 8.3(c) have been satisfied.

ARTICLE IX

TERMINATION

Section 9.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time:

(a) by mutual written agreement of Pubco and Buyer;

(b) by Pubco or Buyer, if the Closing shall not have occurred on or prior to August 20, 2026 (the “Outside Date”); provided that, if any of the conditions to the Closing set forth in Section 8.1(a) or Section 8.1(e) (solely as it relates to any Antitrust Law) have not been satisfied or waived (to the extent permitted by applicable Law) on or prior to 5:00 p.m. Eastern Time on the fourth (4th) Business Day prior to the Outside Date, but all other conditions to the Closing set forth in Article VIII (other than the conditions to the Closing set forth in Section 8.1(b) and Section 8.1(d), and those other conditions that by their nature are to be satisfied at the Closing) have been satisfied or waived (to the extent permitted by applicable Law), the Outside Date will be automatically extended, without any action on the part of any Party, to November 20, 2026 and, if so extended, such date shall be the “Outside Date”; provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any Party whose action or failure to comply with its obligations under this Agreement or the Separation Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date;

(c) by Pubco or Buyer, if any Legal Restraint permanently preventing or prohibiting consummation of the Holding Company Merger, the Reorganization, the Distribution or the Merger shall be in effect and shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to any Party whose action or failure to perform any of its obligations under this Agreement or the Separation Agreement is the primary cause of, or primarily resulted in, the enactment or issuance of any such Law;

(d) by Buyer upon written notice to Pubco, in the event of a breach of any representation, warranty, covenant or agreement on the part of Pubco or the Company, such that the conditions specified in Section 8.3(a) or Section 8.3(b) would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured by the Outside Date, is not cured by the earlier of: (x) sixty (60) days after receipt by Pubco of written notice thereof and (y) the Outside Date, or (ii) is incapable of being cured prior to the Outside Date; provided that Buyer shall not have the right to terminate this Agreement pursuant to this Section 9.1(d) if Buyer or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement;

(e) by Pubco upon written notice to Buyer, in the event of a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Buyer or Merger Sub such that the conditions specified in Section 8.2(a) or Section 8.2(b) would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured by the Outside Date, is not cured by Buyer by the earlier of: (x) sixty (60) days after receipt by Buyer of written notice thereof and (y) the Outside Date, or (ii) is incapable of being cured prior to the Outside Date; provided that Pubco and the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(e) if Pubco or the Company is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement;

(f) by Pubco or Buyer, if the Pubco Stockholder Approval shall not have been obtained upon a vote taken thereon at a Pubco Stockholders Meeting, duly convened therefor, or at any adjournment or postponement thereof;

(g) by Pubco, at any time prior to receipt of the Pubco Stockholder Approval in order to enter into a definitive written agreement providing for a Superior Proposal; provided that (i) concurrently with, and as a condition to, any such termination, Pubco pays, or causes to be paid, to U.S. Acquiror the Pubco Termination Fee pursuant to Section 9.3(b), (ii) there has been no breach of Section 7.7 in any material respect and (iii) the Pubco Board has authorized Pubco to enter into, and Pubco substantially concurrently enters into, a definitive written agreement providing for such Superior Proposal (it being agreed that Pubco may enter into such definitive written agreement concurrently with any such termination); or

(h) by Buyer, if, prior to the receipt of the Pubco Stockholder Approval, a Triggering Event shall have occurred (it being understood that Buyer may terminate the Agreement pursuant to this Section 9.1(h) prior to or following the Pubco Stockholders Meeting).

Section 9.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become null and void and have no effect, without any Liability on the part of any Party; provided, however, that no such termination shall relieve any Party of any liability or damages resulting from Fraud or Willful Breach; provided, further, this Section 9.2, Section 9.3 and Article X shall survive any termination of this Agreement. The Confidentiality Agreement shall not be affected by a termination of this Agreement.

Section 9.3 Termination Fee; Other Fees and Expenses.

(a) Except as otherwise provided in the Separation Agreement or this Agreement, including this Section 9.3, and except for (x) the expenses in connection with printing and mailing the Proxy Statement, the Spinco Registration Statement and the Distribution Documents, which shall be borne equally by Pubco and Buyer in the event that this Agreement is terminated in accordance with its terms and shall be borne by Pubco in the event that the Closing occurs, and (y) any fee or amount payable in connection with the approvals required under Section 7.4, all of which shall be borne by Buyer or a Subsidiary of Buyer, all fees and expenses incurred by the Parties shall be borne solely by the Party that has incurred such fees and expenses, whether or not the Merger is consummated.

(b) If this Agreement is terminated (A) pursuant to Section 9.1(g) or Section 9.1(h) or (B) (x) pursuant to Section 9.1(d), (y) pursuant to Section 9.1(b) without a vote of the stockholders of Pubco contemplated by this Agreement at the Pubco Stockholders Meeting having occurred, or (z) pursuant to Section 9.1(f) and, in the case of each of (x), (y) and (z), a Competing Proposal shall have been publicly announced (or otherwise communicated to the Pubco Board) at any time after the date of this Agreement and (if made or communicated publicly) not publicly withdrawn at least two (2) Business Days prior to the date of termination or, with respect to clause (z), prior to the Pubco Stockholders Meeting, and within twelve (12) months after the date of such termination, Pubco shall have consummated a transaction in respect of a Competing Proposal or Pubco enters into a definitive agreement in respect of a Competing Proposal that is subsequently consummated, then Pubco shall be obligated to pay to U.S. Acquiror an amount equal to Eighty Million Dollars ($80,000,000) (the “Pubco Termination Fee”), by wire transfer of immediately available funds to an account or accounts specified by Buyer on the second (2nd) Business Day following termination of this Agreement (with respect to clause (A)) or the second (2nd) Business Day following the date Pubco consummates the applicable transaction (with respect to clause (B)); provided that, solely for purposes of this Section 9.3(b), the term “Competing Proposal” shall have the meaning set forth in Section 7.7(f)(i), except that all references to “twenty percent (20%)” shall instead refer to “fifty percent (50%).” In no event shall Pubco be required to pay the Pubco Termination Fee on more than one occasion.

(c) The payment of the Pubco Termination Fee shall be compensation and liquidated damages for the loss suffered by Buyer as a result of the failure of the Merger to be consummated and to avoid the difficulty of determining damages under the circumstances. Each of the Parties acknowledges that the Pubco Termination Fee is not intended to be a penalty, but rather represents liquidated damages in a reasonable amount that will compensate Buyer in the circumstances in which the Pubco Termination Fee is due and payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision. Each Party further agrees that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if Pubco fails to pay any amounts due under this Section 9.3 and, in order to obtain such payment, Buyer commences a suit that results in a judgment against Pubco for such amounts, Pubco shall pay interest on such amounts from the date payment of such amounts was due to the date of actual payment at the rate equal to the prime rate published in the Wall Street Journal for the relevant period, together with the costs and expenses of Buyer (including reasonable legal fees and expenses) in connection with such suit. Notwithstanding anything to the contrary, nothing in this Agreement, including this Section 9.3, shall in any way limit the provisions of Section 10.8.

Section 9.4 Buyer Termination Fee. In the event that this Agreement is validly terminated: (a) by either Buyer or Pubco pursuant to Section 9.1(b), and, at the time of such termination, one or more of the conditions set forth in Section 8.1(a) or Section 8.1(e) (solely as it relates to any Antitrust Law) are not satisfied, or (b) by either Buyer or Pubco pursuant to Section 9.1(c) (solely as it relates to any Antitrust Law), then Buyer shall cause U.S. Acquiror to pay to Pubco, in cash by wire transfer of immediately available funds to an account designated by Pubco, concurrently with such termination, in the case of termination by Buyer, or within two (2) Business Days thereafter, in the case of a termination by Pubco, an amount equal to One Hundred and Fifty Million Dollars ($150,000,000) (the “Buyer Termination Fee”). The Parties hereby acknowledge and agree that (i) the agreements contained in this Section 9.4 are an integral part of the transactions contemplated by this Agreement, (ii) the Buyer Termination Fee is not intended to be a penalty, but rather represents liquidated damages in a reasonable amount that will compensate Pubco in the circumstances in which such fee is due and payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision and (iii) without these agreements, the Parties would not enter into this Agreement. Accordingly, if Buyer fails to cause U.S. Acquiror to pay any amounts due under this Section 9.4 and, in order to obtain such payment, Pubco commences a suit that results in a judgment against Buyer for such amounts, Buyer shall cause U.S. Acquiror to pay interest on such amounts from the date payment of such amounts was due to the date of actual payment at the rate equal to the prime rate published in the Wall Street Journal for the relevant period, together with the costs and expenses of Pubco and the Company (including reasonable legal fees and expenses) in connection with such suit. Notwithstanding anything to the contrary, nothing in this Agreement, including this Section 9.4, shall in any way limit the provisions of Section 10.8. Notwithstanding anything in this Agreement to the contrary, each of Pubco, the Company and H-ES&R Holdings acknowledges and agrees that if this Agreement is terminated pursuant to Section 9.1, Pubco’s receipt of the Buyer Termination Fee, to the extent owed pursuant to this Section 9.4, shall constitute the sole and exclusive remedy of Pubco, the Company and H-ES&R Holdings against Buyer, Merger Sub and any of their respective Affiliates, and any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or agents, for all Liabilities in respect of this Agreement, the other Transaction Documents, the Transactions, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Law arising out of any breach, termination or failure, and upon payment of the Buyer Termination Fee to Pubco, none of Buyer, Merger Sub or their respective Affiliates, or any of their respective former, current, or future officers, directors, partners, stockholders, managers, members, Affiliates or agents shall, except for in the case of Fraud or Willful Breach, have any further Liability relating to or arising out of this Agreement, the other Transaction Documents, the Transactions, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Law arising out of any breach, termination or failure.

ARTICLE X

MISCELLANEOUS

Section 10.1 Non-Survival of Representations, Warranties and Agreements. The obligations, covenants and agreements that by their terms are to be performed following the Closing pursuant to any Transaction Document, including the Separation Agreement, or this Agreement shall survive the Effective Time in accordance with their terms and all other obligations, covenants and agreements herein and therein shall terminate and shall not survive the Closing. None of the representations or warranties in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive, and shall terminate immediately upon, the Effective Time. The Confidentiality Agreement shall survive the execution and delivery of this Agreement and any termination of this Agreement, and the provisions of the Confidentiality Agreement shall apply to all information and material furnished by Pubco or any of its Subsidiaries or any of their respective Representatives thereunder or hereunder.

Section 10.2 Governing Law; Jurisdiction. This Agreement, and all claims, disputes, controversies or causes of action (whether in contract, tort, equity or otherwise) that may be based upon, arise out of or relate to this Agreement (including any schedule or exhibit hereto) or the negotiation, execution or performance of this Agreement (including any claim, dispute, controversy or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the Parties agrees that any Action related to this Agreement shall be brought exclusively in the Court of Chancery of the State of Delaware or, if under applicable Law, exclusive jurisdiction over such matter is vested in the federal courts, any federal court in the State of Delaware and any appellate court from any thereof (the “Chosen Courts”). By executing and delivering this Agreement, each of the Parties irrevocably: (i) accepts generally and unconditionally submits to the exclusive jurisdiction of the Chosen Courts for any Action relating to this Agreement, including any Action brought for any remedy contemplated by Section 10.8; (ii) waives any objections which such party may now or hereafter have to the laying of venue of any such Action contemplated by this Section 10.2 and hereby further irrevocably waives and agrees not to plead or claim that any such Action has been brought in an inconvenient forum; (iii) agrees that it will not attempt to deny or defeat the personal jurisdiction of the

Chosen Courts by motion or other request for leave from any such court; (iv) agrees that it will not bring any Action contemplated by this Section 10.2 in any court other than the Chosen Courts; (v) agrees that service of all process, including the summons and complaint, in any Action may be made by registered or certified mail, return receipt requested, to such party at their respective addresses provided in accordance with Section 10.3 or in any other manner permitted by Law; and (vi) agrees that service as provided in the preceding clause (v) is sufficient to confer personal jurisdiction over such party in the Action, and otherwise constitutes effective and binding service in every respect. Each of the Parties hereto agrees that a final judgment in any Action in a Chosen Court as provided above may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, and each party further agrees to the non-exclusive jurisdiction of the Chosen Courts for the enforcement or execution of any such judgment.

Section 10.3 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the national mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other internationally recognized overnight delivery service, or (d) when delivered by facsimile (solely if receipt is confirmed) or email (so long as the sender of such email does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such email), addressed as follows:

if to Pubco, H-ES&R Holdings or the Company, to:

Enviri Corporation

Two Logan Square

100 North 18th Street, Suite 1700

Philadelphia, PA 19103

Attention:	President, Chief Operating Officer, General Counsel and Chief Compliance Officer

Email:	rhochman@enviri.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attention:	Philip Richter, Maxwell Yim

Email:	Philip.Richter@friedfrank.com

Maxwell.Yim@friedfrank.com

if to Buyer or Merger Sub, to:

Veolia Environnement S.A.

30, rue Madeleine Vionnet, 93300 Aubervilliers, France

Attention:	Eric Haza, Group Chief Legal Officer, Carine Nguyen, Deputy Group Chief Legal Officer

Email:	eric.haza@veolia.com, carine.nguyen@veolia.com

with a copy (which shall not constitute notice) to:

Veolia North America, Inc.

100 Federal Street, Boston, MA 02110

Attention:	Legal Department

Email:	general.counselNA@veolia.com, damien.philibert- pollez@veolia.com and with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	Adam O. Emmerich, John L. Robinson

Email:	AOEmmerich@wlrk.com

JLRobinson@wlrk.com

or to such other address or addresses as the Parties may from time to time designate in writing by like notice.

Section 10.4 Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

Section 10.5 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto), the Confidentiality Agreement and the Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the Parties with respect to such subject matter; provided, however, that for the sake of clarity, it is understood that this Agreement shall not supersede the terms and provisions of the Confidentiality Agreement, which shall survive and remain in effect until expiration or termination thereof in accordance with its respective terms.

Section 10.6 Amendments and Waivers.

(a) Any Party may, at any time prior to the Closing, by action taken by its board of directors, or officers thereunto duly authorized, waive any of the terms or conditions of this Agreement or (without limiting Section 10.6(b)) agree to an amendment or modification to this Agreement by a duly executed agreement in writing; provided that after the Pubco Stockholder Approval has been obtained, no amendment or waiver shall be made that pursuant to applicable Law requires further approval or adoption by the stockholders of Pubco unless such amendment or waiver is subject to such further approval or adoption. No waiver by any of the Parties of any breach hereunder shall be deemed to extend to any prior or subsequent breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver by any of the Parties of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the Party sought to be charged with such waiver.

(b) This Agreement may be amended or modified, in whole or in part, only by a duly authorized agreement in writing executed by the Parties which makes reference to this Agreement.

Section 10.7 Assignment; Parties in Interest; Non-Parties.

(a) No Party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other Parties. Any attempted assignment or delegation in breach of this Section 10.7 shall be null and void. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any rights or remedies under or by reason of this Agreement, except (i) as provided in Section 7.6 and Section 10.7(b) (which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons), and (ii) for the right of Pubco on behalf of the stockholders of Pubco, to pursue damages (including claims for damages based on loss of the economic benefits of the Merger, including the loss of premium, to Pubco’s stockholders) and other relief (including equitable relief) for any breach of this Agreement by Buyer or Merger Sub, whether or not this Agreement has been validly terminated pursuant to Article IX, which right is hereby expressly acknowledged and agreed by each of Buyer and Merger Sub, each of whom shall each be jointly and severally liable for any such damages for which Buyer or Merger Sub are found liable. Notwithstanding anything to the contrary in this Agreement, Buyer may assign any of its rights under this Agreement and the other Transaction Documents to any of its Subsidiaries and may designate any of its Subsidiaries to perform its obligations under this Agreement and the other Transaction Documents (which obligations are, by their nature, capable of being fully performed by a Subsidiary of Buyer); provided that Buyer shall only be relieved of its obligations hereunder or thereunder to the extent such obligations are actually and fully performed by its applicable designee.

(b) Notwithstanding anything to the contrary in this Agreement, it is hereby agreed and acknowledged that this Agreement may only be enforced against, and any claims of action that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement may only be made against, the Parties hereto, and no former, current or future Affiliates, officers, directors, managers, employees, equityholders, lenders, financing sources, managers, members, partners, agents or Representatives of any Party, in each case, who is not a Party to this Agreement, shall have any liability for any obligations of the Parties hereto or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Such Persons who are not Parties hereto are third party beneficiaries of Section 10.2, Section 10.6, Section 10.9 and this Section 10.7(b).

Section 10.8 Specific Performance.

(a) The Parties agree and acknowledge that the failure to perform under this Agreement will cause an actual, immediate and irreparable harm and injury and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that, (i) each of the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by any other Party and to specifically enforce the terms and provisions of this Agreement, and (ii) prior to the Closing or any termination of this Agreement in accordance with Section 9.1, damages shall be awarded only in a case where a court of competent jurisdiction shall have determined that, notwithstanding the Parties’ intention for specific performance to be the applicable remedy prior to termination or the Closing, such specific performance is not available or otherwise will not be granted as a remedy.

(b) The Parties further agree that (i) by seeking the remedies provided for in this Section 10.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement, including monetary damages, subject to the terms hereof, (ii) nothing contained in this Section 10.8 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 10.8 before exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any Action pursuant to this Section 10.8 or anything contained in this Section 10.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 9.1 or to pursue any other remedies under this Agreement that may be available then or thereafter and (iii) no Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.8, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(c) To the extent either party hereto brings any Action to enforce specifically the performance of the terms and provisions of this Agreement in accordance with this Section 10.8, the Outside Date shall automatically be extended by (i) the amount of time during which such Action is pending, plus twenty (20) Business Days, or (ii) such other time period established by the court presiding over such Action.

Section 10.9 WAIVER OF JURY TRIAL. THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT (INCLUDING ANY SCHEDULE OR EXHIBIT HERETO AND THERETO) OR THE BREACH, TERMINATION OR VALIDITY OF SUCH AGREEMENTS OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF SUCH AGREEMENTS. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 10.9. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 10.9 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 10.10 Severability. If any provision of this Agreement or any Transaction Document, or the application of any such provision to any Person or circumstance, shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

Section 10.11 Counterparts. This Agreement may be executed in two or more counterparts (including by electronic or .pdf transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of any signature page by facsimile, electronic or .pdf transmission shall be binding to the same extent as an original signature page.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ENVIRI CORPORATION

By:	/s/ Russell Hochman
	Name:	Russell Hochman
	Title:	President, Chief Operating Officer, General Counsel, Chief Compliance Officer

CLEH, INC.

By:	/s/ Russell Hochman
	Name:	Russell Hochman
	Title:	President, Chief Operating Officer, General Counsel, Chief Compliance Officer and Corporate Secretary

ENVIRI LLC

By:	/s/ Russell Hochman
	Name:	Russell Hochman
	Title:	President, Chief Operating Officer, General Counsel, Chief Compliance Officer and Corporate Secretary

VEOLIA ENVIRONNEMENT S.A.

By:	/s/ Estelle Brachlianoff
	Name:	Estelle Brachlianoff
	Title:	Chief Executive Officer

LIBERTY MERGER SUB INC.

By:	/s/ Robert Cappadona
	Name:	Robert Cappadona
	Title:	President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 99.1

Enviri Corporation Announces Sale of Clean Earth to Veolia for $3.04 Billion and Taxable Spin-Off of Harsco Environmental and Rail Businesses (“New Enviri”) to Shareholders

•	Significant Step in Realizing Enviri’s Sum-of-the-Parts Value

•

Enviri Shareholders Will Receive Significant Cash Consideration of $14.50 - $16.50 Per Share at Closing, Plus Stock in New Enviri; Compared to Enviri’s Unaffected Stock Price of $8.63 on August 4, 2025

•	New Enviri Will Have ~2.0x Net Leverage at Closing and a Right-Sized Corporate Cost Structure

•	New Enviri is Well-Positioned to Realize Value Creation Potential in Both Harsco Environmental and Rail Segments

•	Russell Hochman to Become CEO of New Enviri

PHILADELPHIA (November 21, 2025) – Enviri Corporation (NYSE: NVRI) (“Enviri,” or the “Company”) today announced that it has entered into a definitive agreement with Veolia Environnement SA (“Veolia”) whereby Veolia will acquire 100% of Clean Earth for aggregate cash consideration of $3.04 billion. Enviri shareholders are expected to receive cash consideration of $14.50 - $16.50 per share in the transaction and retain full ownership of Harsco Environmental and Rail through a spin-off of those businesses into a standalone publicly traded company (“New Enviri”). The Boards of Directors of both Enviri and Veolia have unanimously approved this transaction, which is expected to close mid-2026 subject to Enviri shareholder approval and customary regulatory approval.

In connection with the closing of the Clean Earth sale, Enviri will execute a taxable spin-off of its Harsco Environmental and Rail businesses to shareholders of Enviri as of the closing date of the Clean Earth sale. In the spin-off transaction, Enviri shareholders will receive 0.33 shares of New Enviri for each Enviri share held. Management anticipates approximately 28 million New Enviri shares outstanding upon close, with central corporate costs at New Enviri to be right-sized.

The final amount of the cash consideration paid to shareholders will be determined by the Enviri Board prior to closing, taking into account the repayment of Enviri’s existing debt, transaction costs and other financial considerations relating to the merger agreement, and New Enviri’s financial position at the time of closing. Enviri intends to repay approximately $1.35 billion of existing debt, resulting in a conservatively capitalized New Enviri with net debt to Adjusted EBITDA of approximately 2.0x, a revolving credit facility that will be undrawn at close (1.0x Adjusted EBITDA), and significant cash on its balance sheet. With a robust balance sheet, New Enviri will have enhanced operational and financial flexibility to execute its strategy.

“We are pleased to have reached this agreement, which is the result of a comprehensive strategic alternatives process to maximize value for our shareholders and realize the sum-of-the-parts valuation of our businesses,” said Enviri Chairman and CEO Nick Grasberger. “Over the past five years, Enviri has significantly enhanced the value proposition of Clean Earth, making it a trusted provider of industrial waste solutions with a strong customer base. This transaction is a testament to our team’s dedication and leadership, and we are confident that the business and its employees will prosper as part of Veolia.”

Mr. Grasberger added, “In addition to the significant cash consideration shareholders will receive, we are also positioning New Enviri to achieve its goals and to create shareholder value over time. As a market-leading provider of innovative services and products, New Enviri will have a strong capital structure and an improving cash flow profile. We remain laser focused on continuing to take actions to stabilize Harsco Rail while leveraging innovation and service capabilities to support Harsco Environmental’s leadership and growth.”

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Tax Efficient Structure

By structuring the transaction as a taxable spin-off of New Enviri to shareholders followed immediately by a sale of Clean Earth to Veolia by shareholders for the cash merger consideration, the transactions are not expected to result in any material cash tax expense to Enviri or New Enviri.

Leadership

Russell Hochman, Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary of Enviri, has been appointed to the additional role of President and Chief Operating Officer, effective immediately. Mr. Hochman brings deep knowledge of these businesses, having served as a member of the executive team for 10 years. Mr. Hochman will serve in this role until the effective date of the separation, at which time he will become Chief Executive Officer of New Enviri, where he will lead Harsco Environmental and Rail into their next chapter of operational and strategic execution.

Nick Grasberger, Enviri Chairman and Chief Executive Officer will remain with Enviri through the completion of the Clean Earth sale to support a seamless transition to the New Enviri management team. The Board of New Enviri will be announced at a later date.

Mr. Grasberger said, “As General Counsel, Russell has been a trusted member of our leadership team for many years, helping to guide our organization’s global strategy across segments and drive major initiatives, among other contributions. His deep business acumen and proven ability to navigate mergers and acquisitions, regulatory matters, and transformation efforts, makes him exceptionally qualified to lead New Enviri in this pivotal next chapter.”

Mr. Hochman commented, “I am honored to serve as New Enviri’s CEO and am confident in the company’s potential. New Enviri will be positioned for success, supported by a stronger capital structure that will create enhanced opportunities for both businesses. We will continue to be guided by the core values of integrity, safety, sustainability, and innovation, and our success will be built on the strength of our talented teams and their ability to deliver exceptional service and solutions for our customers. We expect our initiatives to drive progress and remain committed to unlocking shareholder value as we have demonstrated with today’s announced transaction.”

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Timing and Approvals

The sale of Clean Earth is expected to close in mid-2026, subject to approval by Enviri shareholders, expiration of the waiting period under the Hart-Scott Rodino Act, the effectiveness of a Form 10 registration statement for New Enviri to be filed with the U.S. Securities and Exchange Commission, completion of the New Enviri spin-off transaction, and satisfaction of customary closing conditions.

About Russell Hochman

Russell Hochman has served as the Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary since May 2015. Previously, he served in senior legal roles with Pitney Bowes Inc. based in New York, London, and Europe. While at Pitney Bowes Inc., Mr. Hochman led a key European business expansion effort, in addition to his duties as Vice President and Deputy General Counsel. Earlier in his career, Mr. Hochman was an M&A attorney at international law firms. Mr. Hochman holds a J.D. from Albany Law School of Union University and a B.A. from Cornell University.

Advisors

BofA Securities and Jefferies LLC are serving as financial advisors and Fried, Frank, Harris, Shriver & Jacobson LLP is serving as legal counsel to Enviri. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

Citi and Messier & Associés are serving as financial advisors and Wachtel Lipton Rosen & Katz is serving as legal counsel to Veolia.

Conference Call

Enviri will hold a conference call today at 9:00 a.m. Eastern Time to discuss the announcement. Those who wish to listen to the conference call webcast should visit investors.enviri.com, or by dialing (844) 539-1331 or (412) 652-1264 for international callers. Please ask to join the Enviri Corporation call. Listeners are advised to dial in approximately ten minutes prior to the call. If you are unable to listen to the live call, the webcast will be archived on the Company’s website.

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Editors’ Note: Veolia today issued a separate press release regarding the sale of Clean Earth.

About Enviri

Enviri is transforming the world to green, as a trusted global leader in providing a broad range of environmental services and related innovative solutions. The company serves a diverse customer base by offering critical recycle and reuse solutions for their waste streams, enabling customers to address their most complex environmental challenges and to achieve their sustainability goals. Enviri is based in Philadelphia, Pennsylvania and operates in more than 150 locations in over 30 countries. Additional information can be found at www.enviri.com.

Forward-Looking Statements

The nature of the Company’s and New Enviri’s business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause outcomes to differ materially from those contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of New Enviri; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms.

Factors that could cause actual outcomes to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive agreement between the Company and Veolia; (2) the possibility that the transaction does not close when expected, or at all, because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or

5

at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) New Enviri’s ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (5) New Enviri’s inability to comply with applicable environmental laws and regulations; (6) New Enviri’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (7) New Enviri having a smaller size and more limited resources than the Company; (8) the seasonal nature of New Enviri’s business; (9) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which New Enviri will operate; (10) the outcome of any disputes with customers, contractors and subcontractors; (11) the financial condition of New Enviri’s customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (12) higher than expected claims under New Enviri’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (13) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (14) New Enviri’s ability to attract and effectively retain key management and employees, including due to unanticipated changes to demand for New Enviri’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) New Enviri’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which New Enviri will operate; (16) failure to effectively prevent, detect or recover from breaches in New Enviri’s cybersecurity infrastructure; (17) changes in the worldwide business environment in which New Enviri operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which New Enviri will conduct business; (19) unforeseen business disruptions in one or more of the many countries in which New Enviri will operate due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s

6

operations; (22) New Enviri’s ability to comply with financial covenants and obligations to financial counterparties; (23) the outstanding indebtedness and exposure to derivative financial instruments to which New Enviri will be subject that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the New Enviri’s pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results.

All forward-looking statements attributable to the Company or New Enviri, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Company and New Enviri do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company or New Enviri updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Company relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Company or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY

7

HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.enviri.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its directors and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Company related to the proposed transaction. Information about the directors and executive officers of the Company and their ownership of shares of Company common stock and other securities of the Company can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change of Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in

8

the Company’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.enviri.com.

9

Exhibit 99.2 ENVIRI ANNOUNCES SALE OF CLEAN EARTH FOR $3.04B AND SPIN-OFF OF HARSCO ENVIRONMENTAL AND RAIL TO SHAREHOLDERS Significant Step to Unlocking Sum-of-the-Parts Value November 21, 2025 © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 1

IMPORTANT INFORMATION Forward-Looking Statements The nature of the Company's and New Enviri’s business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause outcomes to differ materially from those contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the timing of the consummation of the proposed transaction; statements about management's confidence in and strategies for performance of New Enviri; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as may, could, expect, anticipate, intend, believe, likely, estimate, outlook, plan, contemplate, project, target or other comparable terms. Factors that could cause actual outcomes to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive agreement between the Company and Veolia; (2) the possibility that the transaction does not close when expected, or at all, because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) New Enviri’s ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (5) New Enviri’s inability to comply with applicable environmental laws and regulations; (6) New Enviri’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (7) New Enviri having a smaller size and more limited resources than the Company; (8) the seasonal nature of New Enviri’s business; (9) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which New Enviri will operate; (10) the outcome of any disputes with customers, contractors and subcontractors; (11) the financial condition of New Enviri’s customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (12) higher than expected claims under New Enviri’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (13) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (14) New Enviri’s ability to attract and effectively retain key management and employees, including due to unanticipated changes to demand for New Enviri’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) New Enviri's inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which New Enviri will operate; (16) failure to effectively prevent, detect or recover from breaches in New Enviri's cybersecurity infrastructure; (17) changes in the worldwide business environment in which New Enviri operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which New Enviri will conduct business; (19) unforeseen business disruptions in one or more of the many countries in which New Enviri will operate due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s operations; (22) New Enviri’s ability to comply with financial covenants and obligations to financial counterparties; (23) the outstanding indebtedness and exposure to derivative financial instruments to which New Enviri will be subject that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the New Enviri’s pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company's SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. All forward-looking statements attributable to the Company or New Enviri, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Company and New Enviri do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company or New Enviri updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 2

IMPORTANT INFORMATION (CONTINUED) Additional Information and Where to Find It In connection with the proposed transaction, the Company and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Company relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Company's shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Company or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company's shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Company's proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC's web site at www.sec.gov or on the Company's website at www.enviri.com. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Participants in Solicitation The Company, its directors and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Company related to the proposed transaction. Information about the directors and executive officers of the Company and their ownership of shares of Company common stock and other securities of the Company can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change of Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in the Company’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC's web site at www.sec.gov or on the Company's website at www.enviri.com. Non-GAAP Measures Throughout this presentation, the Company refers to certain non-GAAP measures, including without limitation, Adjusted EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) from continuing operations, Adjusted EBITDA margin, adjusted diluted earnings (loss) per share from continuing operations and adjusted free cash flow. For a reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures and the Company’s rationale for its usage of non-GAAP measures, see the Appendix in this presentation. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 3

# TODAY'S SPEAKERS

F. Nicholas Grasberger III
**Chairman and CEO**

Tom Vadaketh
**SVP and CFO**

Russell Hochman
**President and COO**

**Future CEO of New Enviri**

TODAY’S SPEAKERS Russell Hochman F. Nicholas Grasberger III Tom Vadaketh Chairman and CEO President and COO SVP and CFO Future CEO of New Enviri © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 4

ENVIRI ANNOUNCES SALE OF CLEAN EARTH AND SPIN-OFF OF HARSCO ENVIRONMENTAL AND RAIL TO SHAREHOLDERS SIGNIFICANT STEP TO UNLOCKING SUM-OF-THE-PARTS VALUE THROUGH AN INTEGRATED AND TAX-EFFICIENT TRANSACTION SPIN-OFF OF HARSCO ENVIRONMENTAL SALE OF AND RAIL (“NEW ENVIRI”) CLEAN EARTH 1 •• Sale to Veolia for $3.04B in cash PF Revenue of $1.3B and PF Adjusted EBITDA of ~$135M •• Result of comprehensive and competitive process Re-capitalized with ~2.0x net debt / Adjusted EBITDA at closing • Represents 18.6x LTM 9/30 Deal-Adjusted EBITDA • Positioned for significant upside from steel market • Tax-free at corporate level recovery and continued execution of Rail turnaround • Continued focus on realizing sum-of-the-parts value Enviri shareholders to receive cash Enviri shareholders retain full ownership and consideration of $14.50 - $16.50 per share receive 0.33 shares for each share of Enviri (1) In-line with midpoint of full year guidance issued November 2025; see Appendix for details. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 5

TRANSACTION SUMMARY $14.50 – $16.50 in cash per Enviri share (final amount to be set prior to closing) Consideration and Distribution to Enviri Shareholders Anticipate ~28 million shares outstanding at close $3.04B enterprise value; no financing condition Clean Earth 18.6x Clean Earth LTM 9/30 Deal-Adjusted EBITDA ~$1.3B – $1.5B in cash to shareholders Use of Proceeds ~$1.5B – $1.7B for repayment of debt, cash for Rail ETOs and transaction expenses (See Appendix) New Enviri will hold the Harsco Environmental and Harsco Rail businesses New Enviri ~2.0x net leverage at closing Capitalization & Financial Profile Amendment to existing Enviri credit facility permits right-sizing of existing facilities which will remain at New Enviri 1 ~$1.3B 2025E PF revenue, ~$135M 2025E PF Adjusted EBITDA Taxable spin-off expected to result in minimal cash taxes at corporate level Tax Considerations Russell Hochman immediately appointed President and COO of Enviri, to become New Enviri CEO Management and Governance New Enviri’s Board of Directors to be announced in due course Closing Timeline Closing of Clean Earth sale simultaneous with spin-off of New Enviri Anticipated in mid-2026, subject to satisfaction of closing conditions, including Enviri shareholder approval, HSR clearance and other customary regulatory approvals, filing and effectiveness of applicable filings with SEC (including Form 10) (1) In-line with midpoint of full year guidance issued November 2025; see Appendix for details © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 6

# OVERVIEW OF NEW ENVIRI

## COMPANY OVERVIEW

### HARSCO ENVIRONMENTAL

### HARSCO RAIL

## FINANCIAL OVERVIEW

| | |
|---|---|
| 2025E REVENUE | ~$1.3B[1] |
| ADJUSTED EBITDA MARGIN | ~11%[1,2] |
| LONG-TERM GROWTH | GDP+ |

## 2024A REVENUE MIX

Rail 21%
Environmental 79%

## 2024A GEOGRAPHIC MIX

APAC 11%
Europe 48%
Americas 41%

OVERVIEW OF NEW ENVIRI COMPANY OVERVIEW FINANCIAL OVERVIEW New Enviri consists of Harsco Environmental and 2025E REVENUE 1 ~$1.3B Harsco Rail segments HARSCO ENVIRONMENTAL ADJUSTED EBITDA MARGIN 1,2 Leading global provider of on-site mill services for the steel ~11% industry with presence in 120 sites across 30 countries HARSCO RAIL Leading global provider of rail maintenance solutions including LONG-TERM GROWTH GDP+ manufactured surface equipment, aftermarket parts and services Experienced management team led by Russell Hochman, CEO Strong balance sheet and free cash flow potential 2024A REVENUE MIX 2024A GEOGRAPHIC MIX Expected to commence trading on the NYSE in 2026 APAC Europe Environmental Rail 11% 48% 79% 21% COMPARABLE COMPANIES AZZ (NYSE:AZZ), Befesa (XTRA:BFSA), Mistras Group (NYSE:MG), SunCoke Energy (NYSE:SXC), TIC Solutions (NYSE:TIC), Vesuvius (LSE:VSVS) Americas 41% (1) 2025 figures reflect November guidance mid-points for Harsco Environmental and Harsco Rail. Corporate reflects estimated cost after closing. (2) Excludes non-cash stock incentive compensation. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 7

NEW ENVIRI RE-CAPITALIZED AND POSITIONED TO DELIVER ON EMBEDDED UPSIDE IN BOTH BUSINESSES NET LEVERAGE RATIO 1 ~2.0x • Significantly strengthened balance sheet and capital structure enhances financial and strategic flexibility TERM LOAN • Improving cash flow and significant ~$375M debt reduction positions New Enviri to create shareholder value over time • Enhanced operational agility to selectively pursue growth REVOLVING CREDIT FACILITY opportunities at Harsco Environmental ~$150M and resolve Rail ETO contracts undrawn at closing (1) Considers the term loan and capital leases less unrestricted cash on the balance sheet © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 8

# HARSCO ENVIRONMENTAL IS POSITIONED TO DRIVE VALUE CREATION

## INVESTMENT HIGHLIGHTS

| ~85% | 5-7 YEAR | 25 YEAR |
|---|---|---|
| Contract Renewal Rate | Average Contract Duration | Average Relationship Tenure For Top 10 Customers |

- Critical partner to world's largest steel producers for 70+ years
- Attractive geographic footprint with strategic positioning in high growth regions
- Additional upside with growth from cross-sell of services to existing customers
- Not directly geared to commodity prices
- Leader in ESG innovation and resource recovery

## FINANCIAL OVERVIEW

| | |
|---|---|
| 2025E REVENUE | ~$1B[1] |
| ADJUSTED EBITDA MARGIN | ~16%[1,2] |
| NET CAPEX | ~8% sales |

## 2024A CUSTOMER MIX

Integrated Operations 50%
EAF Operations 50%

## 2024A GEOGRAPHIC MIX

APAC 11%
EMEA 52%
Americas 37%

HARSCO ENVIRONMENTAL IS POSITIONED TO DRIVE VALUE CREATION INVESTMENT HIGHLIGHTS FINANCIAL OVERVIEW • Significant operating leverage as steel production levels recover 2025E REVENUE 1 ~$1B and as newly won sites reach run-rate profitability • Meaningful margin growth potential ADJUSTED EBITDA MARGIN 1,2 ~16% • Long-term contracts & large backlog create highly visible earnings ~85% 5-7 YEAR 25 YEAR Contract Average Contract Average Relationship Tenure NET CAPEX Renewal Rate Duration For Top 10 Customers ~8% sales • Critical partner to world’s largest steel producers for 70+ years 2024A CUSTOMER MIX 2024A GEOGRAPHIC MIX • Attractive geographic footprint with strategic positioning in high growth regions APAC 11% • Additional upside with growth from cross-sell of services to Integrated Operations existing customers 50% EMEA • Not directly geared to commodity prices EAF 52% Operations Americas • Leader in ESG innovation and resource recovery 50% 37% (1) 2025 figures reflect November guidance mid-points for Harsco Environmental. (2) Exclude non-cash stock incentive compensation. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 9

# HARSCO RAIL AT STRATEGIC INFLECTION POINT

## INVESTMENT HIGHLIGHTS

**5,000+** Tampers installed globally

**150+** Utility track vehicles installed globally

**275+** Grinders installed globally

## FINANCIAL OVERVIEW

| | |
|---|---|
| 2025E REVENUE | ~$265M[1] |
| ADJUSTED EBITDA MARGIN | (6)%[1,2] |
| NET CAPEX | ~2% sales |

## 2024A CUSTOMER MIX

ETO
13%
Technology
4%
Aftermarket
36%
Contracting
Services
21%
Equipment
26%

## 2024A GEOGRAPHIC MIX

APAC
10%
EMEA
30%
Americas
60%

10

HARSCO RAIL AT STRATEGIC INFLECTION POINT INVESTMENT HIGHLIGHTS FINANCIAL OVERVIEW • Phasing out loss-making Engineered-to-Order (ETO) contracts 2025E REVENUE 1 ~$265M • In-flight restructuring with focus on execution and profitability • ADJUSTED EBITDA MARGIN 1,2 Growth and value driver linked to megatrends within large (6)% maintenance-of-way market: − Customers focused on productivity, regulatory focus on safety, preventative maintenance, increased track condition awareness, NET CAPEX new innovations and infrastructure investments ~2% sales • Industry leading installed base with strong aftermarket business • Comprehensive portfolio of solutions for major rail operators 2024A CUSTOMER MIX 2024A GEOGRAPHIC MIX • Technology leader with reputation for service and support ETO APAC 13% 10% Technology 4% Aftermarket EMEA 36% 30% 5,000+ 150+ 275+ Contracting Tampers Utility track Grinders Services installed globally vehicles installed installed globally 21% globally Americas Equipment 60% 26% (1) 2025 figures reflect November guidance mid-points for Harsco Rail. (2) Exclude non-cash stock incentive compensation. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 10

RAIL ETO CONTRACT SUMMARY SITUATION UPDATE • Harsco Rail has large European engineered-to-order (ETO) rail contracts with Swiss Federal Railways (SBB), Deutsche Bahn (DB) and Network Rail (NWR) that have faced profitability and cash flow challenges impacting the Rail segment’s overall earnings and cash generation • Company has worked closely with customers to amend contracts and structure a pathway to de-risk these contracts • All three contracts expected to progress through formal customer acceptance of equipment during 2026, which will significantly de-risk future cost and schedule risks • Expected cash consumption of ~$30M–$35M in 2025 and 2026 • Project cash flows expected to turn positive in 2027 and cumulative cash flows are projected to be positive after 2025 through the duration of the ETO contracts EXPECTED ETO ROLL-OFF SBB DB NWR 2025 2026 2027 2028 2029 2030 © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 11

VALUE-MAXIMIZING TRANSACTION RESULTING FROM A COMPETITIVE PROCESS Significant step to unlocking sum-of-the parts value in Enviri via tax efficient transaction Clean Earth purchase price maximizes shareholder value and represents a valuation of 18.6x LTM 9/30 Deal-Adjusted EBITDA Enviri shareholders will receive cash consideration of $14.50 - $16.50 per share at closing and retain existing proportional ownership in New Enviri New Enviri to be a stronger company with significantly deleveraged balance sheet at ~2.0x net debt to Adjusted EBITDA, improving earnings and cash flow outlook for leading businesses New Enviri will be well-positioned to capture embedded value upside in both HE and Rail, and will remain committed to unlocking shareholder value © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 12

APPENDIX © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. Any disclosure or copying of this document and its contents without the prior written approval of Enviri Corporation is prohibited. All Rights Reserved.

PRELIMINARY ESTIMATE OF CASH PER SHARE FROM CLEAN EARTH SALE TO SHAREHOLDERS ($, millions) LOW HIGH Purchase Price / Enterprise Value $3,040 $3,040 Less: Debt & Debt-Like Obligations (65) (65) Cash Purchase Price / Equity Value $2,975 $2,975 Less: Cash for Debt Repayment (1,350) (1,350) Less: Transaction Related Costs & Adjustments (150) (110) Less: Rail ETO Cash (200) (60) Cash from Clean Earth Sale to Shareholders $1,275 $1,455 (/) Common Shares 88 88 Per Share Amount $14.50 $16.50 Note: Reflect preliminary estimates and are subject to change. © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 14

RECONCILIATION OF NON-GAAP MEASURES NEW ENVIRI RECONCILIATION OF PROFORMA ADJUSTED EBITDA BY SEGMENT TO PROFORMA OPERATING INCOME (LOSS) BY SEGMENT (Unaudited) Harsco Harsco Consolidated (a) (In millions) Environmental Rail Corporate Totals NEW ENVIRI PROFORMA TWELVE MONTHS ENDED DECEMBER 31, 2025: Proforma operating income (loss) $ 37 $ (29) $ (27) $ (19) Change in provision for forward losses and other contract-related costs on certain contracts — 6 — 6 Strategic costs — — 10 10 Employee termination and related costs 7 2 — 9 Adjustment to contract termination charge (3) — — (3) Site exit costs 10 — — 10 Proforma operating income (loss), excluding unusual items 50 (21) (17) 13 Depreciation 111 5 1 116 Amortization 2 — — 3 Stock-based compensation expense — — 4 4 Proforma adjusted EBITDA $ 163 $ (15) $ (12) $ 136 Proforma revenues $ 1,005 $ 264 $ 1,269 Proforma adjusted EBITDA margin (%) 16.2% (5.8) % 10.7% (a) Amounts above are rounded and recalculation may not yield precise results. © © 2 20 02 25 5 E En nvi vir rii Co . Allr R pio grh atts io R ne . se Al rlve Rid g. Th hts R is d eso ec ru ve m de . n Tth a is n d do tc hu em in efo nt r a mn ad ti t oh ne s ie ntfo fo rr m th a h tio en re s in e ta fo rer tth h e h e prre oip ne a rr te y t oh f E e n pvi ro rp i.erty of Enviri Corporation. 15 15

THANK YOU © 2025 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. Any disclosure or copying of this document and its contents without the prior written approval of Enviri Corporation is prohibited. All Rights Reserved.